SCHEDULE 14A
                         (RULE 14A-101)
             INFORMATION REQUIRED IN PROXY STATEMENT
                    SCHEDULE 14A INFORMATION
   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant   [__]

Check the appropriate box:

[X]   Preliminary Proxy Statement            [__]   Confidential, For Use of
                                                    the Commission Only
                                                    (as permitted by Rule
                                                    14a-6(e)(2)
[  ] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to Rule 14a-11  or Rule 14a-12

               AMERICAN ASSET ADVISERS TRUST, INC.
                  AAA NET REALTY FUND X, LTD.
                  AAA NET REALTY FUND IX, LTD.
        (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

  (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE
                           REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[  ]       No fee required.

[x]       Fee computed on table below per Exchange Act Rules
          240.0-11(c)(1)(I) and (c)(3).

      (1) Title of each class of securities to which transaction applies: Common Stock, $.01 par value, of American
          Asset Advisers Trust, Inc. (the "Common Stock").

      (2) Aggregate number of securities to which transaction applies: up to 3,017,107 shares of Common Stock.

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $9.34 per share. The price per share for the purposes of the transaction.

      (4) Proposed maximum aggregate value of transaction:  $28,110,925

      (5) Total fee paid: $5,623

[  ]       Fee paid previously with preliminary materials:

[  ]      Check box if any part of the fee is offset as provided by
          Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

      (2) Form, Schedule or Registration Statement no.:

      (3) Filing Party:

      (4) Date Filed:

                      JOINT CONSENT SOLICITATION STATEMENT
                                 AND PROSPECTUS

                      AMERICAN ASSET ADVISERS TRUST, INC.

         This Joint Consent Solicitation Statement and Prospectus (the "Prospectus") is being provided by the Board of Directors of AMERICAN ASSET ADVISERS TRUST, INC., a Maryland corporation ("AmREIT") and H. Kerr Taylor (the "General Partner"), the individual general partner and/or the controlling person of the corporate general partner to the limited partners (collectively, "Limited Partners") holding of Limited Partner interest ("Units") in any of the following ten limited partnerships: Taylor Income Investors III, Ltd. ("FUND III"), Taylor Income Investors IV, Ltd. ("FUND IV"), Taylor Income Investors V, Ltd. ("FUND V"), Taylor Income Investors VI, Ltd. ("FUND VI"), AAA Net Realty Fund VII, Ltd. ("FUND VII"), AAA Net Realty Fund VIII, Ltd. ("FUND VIII"), AAA Net Realty Fund Goodyear, Ltd. ("AAA GDYR"), AAA Net Realty Fund IX, Ltd. ("FUND IX"), AAA Net Realty Fund X, Ltd. ("FUND X") and AAA Net Realty Fund XI, Ltd. ("FUND XI").

         AmREIT and the General Partner are proposing a series of mergers whereby AmREIT will acquire all of the assets and the liabilities of the Partnerships (collectively the "Merger") pursuant to an Agreement and Plan of Merger, dated as of ___________, 1998 between AmREIT and each Partnership (collectively, the "Merger Agreement"), the form of which is included as Annex 1 to this Prospectus. In connection with the Merger, AmREIT is offering to issue in the aggregate up to 3,009,735 shares of its $0.01 par value common stock (the "Shares"), or in lieu thereof, up to $4,980,370 in principal amount of 6.0% Convertible Notes due in December 31, 2004 (the "Notes"); provided, however, AmREIT will not issue Notes in a principal amount exceeding 20% of the aggregate Net Asset Value of the Partnership electing to participate in the Merger (the "Note Restriction"). Limited Partners of Partnerships participating in the Merger ("Participating Partnerships") may elect to receive Shares or Notes with respect to their Units in accordance with the Net Asset Value, as defined, of their respective Partnership. See "THE MERGER - Exchange Ratio."

         This Prospectus is furnished to the Shareholders of AmREIT in connection with the solicitation of their consents (the "AmREIT Consents") approving the Merger and by the General Partner to the Limited Partners of the Partnerships in connection with the solicitation of their consents (the "Partnership Consents") approving the Merger and an amendment to the Agreement of Limited Partnership of their Partnership (the "Partnership Amendment") authorizing the Merger. The Independent Directors and the General Partner believe that the benefits and advantages of the Merger far outweigh the negative factors and risks. See "THE MERGER -- The Independent Directors' Reasons and Recommendations for the Merger" and "-The General Partner's Reasons and Recommendations for the Merger." See "Risk Factors And Considerations" for certain factors relating to participation in the Merger.

         THIS SOLICITATION OF CONSENTS EXPIRES AT 5:00 P.M., CENTRAL STANDARD TIME, ON _____________, 1998, UNLESS EXTENDED. ALL QUESTIONS AND INQUIRIES SHOULD BE DIRECTED TO TIMOTHY W. KELLEY, VICE PRESIDENT, BY TOLL-FREE TELEPHONE AT (800) 888-4400, EXTENSION 26.

         THE INDEPENDENT DIRECTORS OF AmREIT UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF AmREIT VOTE "YES" IN FAVOR OF THE MERGER. THE BOARD REQUESTS THAT EACH SHAREHOLDER COMPLETE, SIGN AND RETURN THE ENCLOSED CONSENT AS SOON AS POSSIBLE.

         THE GENERAL PARTNER STRONGLY RECOMMENDS THAT ALL LIMITED PARTNERS VOTE "YES" IN FAVOR OF THE MERGER. THE GENERAL PARTNER REQUESTS THAT EACH LIMITED PARTNER COMPLETE, SIGN AND RETURN THE ENCLOSED CONSENT AS SOON AS POSSIBLE.

         NEITHER THIS TRANSACTION NOR THESE SECURITIES HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION. THE COMMISSION HAS NOT PASSED ON THE FAIRNESS OR MERITS OF THE TRANSACTION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               The date of this Joint Consent Solicitation Statement and Prospectus is _______________, 1998

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE LAWS OF ANY STATE EXCEPT THE STATE OF CALIFORNIA. THE SHARES AND THE NOTES ARE BEING ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER SUCH LAWS. THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, FOLLOWING A FAIRNESS HEARING HELD PURSUANT TO SECTION 25142 OF THE CALIFORNIA CORPORATE SECURITIES LAW OF 1968, AS AMENDED, HAS ISSUED A PERMIT FOR THE SALE OF THE SECURITIES DESCRIBED HEREIN. THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF THE SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY AmREIT, THE GENERAL PARTNER OR THE PARTNERSHIPS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OTHER THAN THE SHARES AND THE NOTES OR AN OFFER TO OR SOLICITATION OF ANY PERSON IN ANY JURISDICTION IN WHICH THE OFFER OR SOLICITATION WOULD BE UNLAWFUL. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL UNDER ANY CIRCUMSTANCES IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THIS DATE.

         Upon consummation of the Merger, substantially all of the properties owned by the Participating Partnerships will be owned by AmREIT, and such properties will continue to be managed and leased by AmREIT directly or through one or more affiliates. The officers and directors of AmREIT prior to the Merger will continue to serve after the Merger. The form of Merger Agreement between the Partnerships and each Partnership is attached to this Prospectus as Annex 1. Due to the Note Restriction, AmREIT may not be in a position to honor the requests of all Participating Limited Partners electing to exchange their Units for Notes. If the Note Restriction were to apply, AmREIT would issue Notes first to Partners voting against the Merger and then, subject to the Note Restrictions, to Participating Limited Partners requesting Notes.

         Assuming all the Partnerships participate in the Merger, based on 5,740,745 outstanding Shares upon consummation of the Merger, approximately 52.35% of which would be held by the Limited Partners. Based on a price of $9.34 per Share, the Exchange Price, if the Merger is approved and consummated, the total market value of AmREIT, based on the Exchange Price, will be approximately $53,618,558 and the maximum consideration of 3,005,498 shares to be received collectively by the Limited Partners would have a value of approximately $28,071,351 based on the Exchange Price. Upon consummation of the Merger, the General Partner will own approximately 10.68% of AmREIT's outstanding Shares. For a description of the Merger Agreement, see "The Merger."

CONSIDERATION OFFERED BY AMREIT

         As consideration for the merger of the Partnerships into AmREIT, AmREIT is offering to issue up to a total of 3,009,735 of its shares of $0.01 par value common stock. The Shares which will be allocated





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to the Participating Partnerships in accordance with their respective Net Asset Values ("NAV"). Each Partnership's NAV equals the price of its properties plus its Net Cash as of the Effective Date of the Merger. Based upon his or her Partnership's Net Asset Value at March 31, 1998, a Limited Partner will have the right to elect to receive Shares or Notes per $1,000 of his or her original investment in the Partnership as follows:

                     SHARES AND NOTES OFFERED IN THE MERGER
                         PER $1,000 ORIGINAL INVESTMENT
                    BASED ON PARTNERSHIP NAV AT 3/31/1998(1)

                                                      PRINCIPAL AMOUNT
                               SHARES PER $1,000      OF NOTE PER $1,000
            PARTNERSHIP       ORIGINAL INVESTMENT    ORIGINAL INVESTMENT
            -----------       -------------------    -------------------
            FUND III                 127.30                 $1,182

            FUND IV                   88.76                    753

            FUND V                    93.85                    870

            FUND VI                  101.71                    944

            FUND VII                  97.95                    858

            FUND VIII                104.00                    982

            AAA GDYR                  86.79                    804

            FUND IX                   98.06                    824

            FUND X                    97.58                    774

            FUND XI                   97.62                    772

(1) The Net Asset Value is equal to the price paid for Partnership properties plus the Net Cash at Closing and is subject to adjustment for Net Cash as of the Effective Date. The assigned Net Asset Value does not necessarily reflect the aggregate price at which the Shares may be sold.

----------

RETURN ON ORIGINAL INVESTMENT

                     HISTORICAL CASH DISTRIBUTIONS AND NAV
                       ALLOCATED TO THE LIMITED PARTNERS

                     CUMULATIVE
                   DISTRIBUTIONS TO    TOTAL NAV(2)ALLOCATED    TOTAL OF CUMULATIVE    PERCENT OF $1,000
                   LIMITED PARTNERS     TO LIMITED PARTNERS        DISTRIBUTIONS          OF ORIGINAL
PARTNERSHIP       THROUGH 3/31/1998       AS OF 3/31/1998             AND NAV             INVESTMENT
-----------       -----------------    ---------------------    -------------------    -----------------
FUND III              $1,061,972           $1 ,123,621             $2,092,861              237.59%

FUND IV                  437,214               509,865              1,020,115              157.10%

FUND V                   417,088               420,749                861,144              182.05%

FUND VI                  231,753               285,000                531,753              177.61%

FUND VII                 824,602             1,029,277              1,803,519              168.92%

FUND VIII              1,252,756             1,806,708              3,198,433              169.01%

FUND GDYR                769,027             1,082,154              1,812,521              146.08%

FUND IX                2,677,023             4,937,264              7,741,138              145.54%

FUND X                 3,350,487            10,438,594             13,814,034              124.44%

FUND XI                  820,472             6,438,116              7,145,701              106.35%

(1) Represents cash distributions from operations and return of capital declared from inception through March 31, 1998.





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(2) The Net Asset Value is equal to the price paid for Partnership properties plus the Net Cash at Closing and is subject to adjustment for Net Cash as of the Effective Date. The assigned Net Asset Value does not necessarily reflect the aggregate price at which the Shares may be sold.

----------

         DISTRIBUTION COMPARISON. The following table sets forth the distributions paid by the Partnerships during the year ended December 31, 1997 per $1,000 original investment in a Partnership and the dividends which would have been paid by AmREIT during the year ended December 31, 1997 had the shares offered in the Merger per $1,000 original investment in a Partnership been owned during that period.

                  PARTNERSHIP DISTRIBUTIONS DECLARED     DIVIDENDS DECLARED DURING YEAR ENDED
                     DURING YEAR ENDED 12/31/1997      12/31/1997 ON SHARES RECEIVED IN MERGER
PARTNERSHIP             PER $1,000 INVESTMENT              PER $1,000 OF ADJUSTED CAPITAL
-----------       ----------------------------------   ---------------------------------------
FUND III                      $96.53                                  $91.37

FUND IV                        62.00                                   63.02

FUND V                         83.00                                   69.47

FUND VI                        80.00                                   73.51

FUND VII                       83.00                                   69.54

FUND VIII                      86.00                                   74.08

FUND GDYR                      81.67                                   66.93

FUND IX                        85.55                                   69.62

FUND X                         81.73                                   69.28

FUND XI                        69.14                                   69.31

----------

NO DISSENTERS' RIGHTS

         THE AMREIT SHAREHOLDERS WILL NOT HAVE DISSENTER'S APPRAISAL RIGHTS AS A RESULT OF THE MERGER. If a Limited Partner in a Participating Partnership votes AGAINST the Merger, he or she will not be entitled to dissenters' or appraisal rights under the Partnership Agreements or Texas or Nebraska Partnership Law, nor will such rights be provided by Partnerships or AmREIT. See "CONSENT PROCEDURES."

PURPOSES OF THE MERGER

         The purpose of the Merger for AmREIT is to strategically combine AmREIT and the Partnerships which have compatible properties in complimentary markets. The purpose of the Merger for the Partnerships is to combine the Partnerships with AmREIT and become a part of a larger and more diversified real estate investment trust (generally, a "REIT"). This combination will allow the Partnerships to take advantage of the growth in the REIT industry and real estate markets in general and the potential of growth and liquidity for AmREIT. Also, partners in Participating Partnerships ("Participating Partners") currently holding Units will have the opportunity to liquidate their investment through the sale of their Shares or to retain their investment indefinitely. The Partnerships have a fixed (finite) life, cannot increase their investment base through equity or debt financing or reinvestment of operational or property sale revenues and must liquidate upon the sale of their properties or upon the expiration of their term,





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whichever is the first to occur. Partners desiring to retain a fixed life investment should consider election to receive Notes for their Units.

POTENTIAL BENEFITS TO AMREIT SHAREHOLDERS

         The Independent Directors believe the Merger is fair to and in the best interests of AmREIT and its shareholders for a number of reasons, including the following:

         o The Independent Directors believe that the Merger will allow AmREIT to realize economies of scale by spreading costs over a larger number of properties, thereby improving AmREIT's profit margin.

         o As a result of the Merger, AmREIT will acquire the Partnerships' properties, most of which are located in AmREIT's existing market.

         o Following the Merger, AmREIT will be in the financial position to improve its access to attractively priced alternative sources of capital by expanding its geographic diversification and thereby reducing its vulnerability to recessions in any particular region.

         o The Independent Directors considered the Bishop Crown Opinion that the consideration to be paid by AmREIT pursuant to the Merger was fair, from a financial point of view, to AmREIT as of the date of such opinion, based upon and subject to certain matters stated therein.

         o The Merger should help increase (be accretive to) AmREIT's cash flow and FFO per Share. FFO is a widely accepted measure of an equity REIT's operating performance. An increase in cash flow and FFO per Share as a result of the Merger or any other reason may result in a greater likelihood that distributions will be made to shareholders.

         o The Independent Directors believe the Merger will facilitate and permit AmREIT to sooner establish a secondary market for its shares and thereby liquidity for its shareholders.

POTENTIAL BENEFITS TO LIMITED PARTNERS

         The General Partner believes the Merger is fair to and in the best interests of the Limited Partners for a number of reasons, including:

         o The General Partner believes that the economic terms of the Merger Agreement, including the Exchange Ratio for each Partnership and the approximately 52.35% equity interest in the combined AmREIT entity to be received by the Limited Partners, assuming all Partnerships participate in the Merger, are favorable to the Limited Partners.

         o The General Partner believes that the Net Asset Values of the Partnerships represent fair estimates of the value of the Partnership assets, net of liabilities, as of December 31, 1997, and constitute a reasonable basis for allocating the consideration offered by AmREIT among all Partnerships that may be combined through the Merger.





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         o By combining the Partnerships with AmREIT, the Merger will create an investment portfolio substantially larger and more geographically diversified than the portfolio of any of the Partnerships. The General Partner therefore concluded that this increased size and the resulting consolidation of operations would spread the risk of an investment in AmREIT over a broader group of assets and reduce the dependence of the investment upon the performance of any particular asset or group of assets, such as assets in the same geographical area.

         o Each Participating Partnership is required to pay only its share ("Proportionate Share") of the Partnership Merger Expenses based on its relative Net Asset Value. Also, if the Limited Partners of a Partnership do not elect to participate in the Merger, the General Partner will pay or reimburse such Partnership its Proportionate Share of the Partnership Merger Expenses.

         o As a result of the Merger, a partnership will no longer prepare its separate financial statements, any required annual and quarterly filings, tax returns and investor communications. The accurate preparation of these statements and reports requires substantial cost and management time and effort.

         o The General Partner believes that in the future, the combined entity will have improved access to capital markets for future growth and Limited Partners will have enhanced liquidity as a result of the larger total equity market capitalization of the combined entity.

         o The General Partner has solicited and the Merger is conditioned upon receipt of the fairness opinions of Houlihan Lokey Howard & Zukin Financial Advisers, Inc. ("Houlihan")(the "Houlihan Fairness Opinions") that the consideration to be received by the limited partners of each participating Partnership in connection with the Merger is fair, from a financial point of view, to such limited partners.


         o Each Partnership owns at least one of its properties in joint venture with one or more other persons. Where its interest in a property is a minority interest, the Partnership would not be able to sell the property without the consent of its joint venturer(s). In the Merger, AmREIT would acquire a Participating Partnership's joint venture interest at a value pro rata to that offered for the entire property.

         o The terms of many of the leases on properties owned by the older partnerships, most notably Fund III, Fund IV, Fund V and Fund VI, expire within the next five years. The costs of rehabilitating these properties for new tenants, if required, could be substantial. It is also possible that new tenants for these properties could be difficult to obtain. As a result of the Merger, these risks would be spread over and more economically absorbed by AmREIT's larger and more diversified portfolio.

         o In general, the Partnership properties are special purpose properties suitable for limited types of tenants and uses. If necessary, the Partnership could experience difficulty in finding suitable replacement tenants or buyers for these special purpose properties. As a result of the Merger,





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                 these risks would be spread over and more economically absorbed by AmREIT's larger and more diversified portfolio.

         o A strategic combination with a publicly held REIT which takes advantage of the growth in the REIT industry and real estate markets is preferable to the alternatives of complete liquidation of the Partnerships, continuation of the Partnerships or reorganization of the Partnerships into one REIT or up to 10 separate REITS;

         o AmREIT will be taxed as a corporation if it fails to qualify as a REIT.

POTENTIAL ADVERSE CONSEQUENCES TO SHAREHOLDERS

         The Merger may have the following adverse consequences for AmREIT's shareholders:

         o The fair market value of AmREIT's Shares may be greater than the Exchange Price of $9.34 per share prior to the consummation of the Merger with no corresponding adjustment being made to the Exchange Ratio.

         o AmREIT intends to immediately incur substantial additional borrowings (leverage) upon completion of the Merger, although its total borrowings ("Leverage") as a percentage of the fair market value of its properties is not expected to significantly increase.

         o AmREIT may expand into new regions and markets where it has little, if any, prior experience.

         o The cost of the Merger, both financially and in terms of the time and effort of management required to effectuate the Merger, are expected to be significant. AmREIT's share of the costs and expenses of the Merger (the "Merger Expenses") is expected to total approximately $300,000.

         o       The anticipated benefits of the Merger may not be realized.

         o AmREIT will be assuming all liabilities of each Participating Partnership, including undisclosed liabilities.

POTENTIAL ADVERSE CONSEQUENCES TO LIMITED PARTNERS

         The Merger may have the following adverse consequences for the Limited
Partners:

         o The possibility that the Net Asset Values assigned to each of the Partnerships may not reflect the actual value of such Partnership's assets.

         o The Exchange Ratio (as defined below) is fixed. The Participating Partners will not receive more Shares if the value of the Shares decreases and AmREIT will not issue fewer Shares (or a Note in a smaller principal amount) if the value of the Shares increases.





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         o AmREIT's Shares are not publicly traded, AmREIT does not intend to list the Shares immediately upon completion of the Merger, and a market for the Shares is not expected to exist immediately upon completion of this Merger.

         o The Shares may initially trade, when and if a public trading market is established, at prices substantially below the Exchange Price on which the allocation of the Shares among the Partnerships was based.

         o The Merger will be a taxable transaction for each Participating Partner.

         o Participating Partners who become shareholders of AmREIT may not receive the same level of distributions as previously received from their respective Partnership.

         o Because it is not known how many Partnerships will participate in the Merger, there are uncertainties relating to the capital structure of AmREIT following consummation of the Merger as a result of the possibility that some of the Partnerships may not participate in the Merger.

         o There would be a change in the nature of each Limited Partner's investment in a Participating Partnership from holding an interest in a specified portfolio of properties in a finite life entity to holding an equity investment in an ongoing REIT, whose portfolio of properties may be changed from time to time without the approval of its shareholders and which does not plan to liquidate such assets within a fixed period.

         o The General Partner, who is also an Affiliate of AmREIT, has negotiated the terms of the Merger on behalf of all the Partnerships. Each Partnership was not separately represented by parties independent from the General Partner. Had separate representation been arranged for a Partnership, the terms of the Merger might have been more favorable to such Partnership. Further, issues unique to the value of a particular Partnership might have resulted in adjustments increasing or decreasing the number of Shares (and amount of Notes) allocable to such Partnership.

         o The General Partner currently owns 10.62% of AmREIT's outstanding Shares and, pursuant to the terms of the recently completed Adviser Acquisition, has the right to receive subject to certain conditions up to an additional 686,740 shares. By reason of the Merger, the General Partner will be entitled to receive up to 349,333 of such additional shares. Thus, upon consummation of the Merger, the General Partner may own up to 10.68% of AmREIT's outstanding Shares.

         o A majority vote of Limited Partners binds each Partnership; if the Merger is approved, Limited Partners who vote against the Merger will have their Units converted into Shares, based on the Exchange Price, and Notes.

         o Partners of Participating Partnerships who vote against the Merger will receive Notes for their Units in the Merger unless they elect to receive Shares.

         o The costs of the Merger allocated to the Partnerships are limited to certain costs of the Houlihan Fairness Opinions, the Partnership accounting costs (and other valuation or





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                 appraisal costs, if any), which are estimated to total $150,000, and any direct partner communication costs. Each Participating Partnership will bear these costs in proportion to its relative NAV. The General Partner will pay or reimburse each non- Participating Partnership for its portion of these costs.

         o       The anticipated benefits of the Merger may not be realized.

RISKS INVOLVING AMREIT

         There are in addition, risks involving an investment in AmREIT and the real estate business in general, including the following:

         o The proceeds of future asset sales or refinancings by AmREIT generally will be reinvested rather than distributed to shareholders to the extent not required to be distributed to maintain REIT status.

         o AmREIT's Board of Directors may change the investment, acquisition and financing policies of AmREIT (including policies regarding the level of indebtedness) without a vote of the shareholders, which could result in policies which do not reflect the interests of all shareholders.

         o AmREIT will be taxed as a corporation if it fails to qualify as a REIT.

         o Following the consummation of the Merger, AmREIT intends to borrow additional funds (equal to or exceeding 50% of the value of the properties acquired in the Merger) in order to acquire additional, as yet unidentified, real estate.

         o The benefits of self-management of AmREIT resulting from the recently completed Adviser Acquisition may not be fully realized.

         This Prospectus also constitutes a prospectus of AmREIT in respect of the Shares and Notes to be issued to the Participating Partners in connection with the Merger. This Prospectus and the accompanying consent cards are first being mailed to shareholders of AmREIT and the Limited Partners on or about ___________, 1998.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SEE "RISK FACTORS" FOR CERTAIN RISKS RELATING TO PARTICIPATION IN THE MERGER.





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                             AVAILABLE INFORMATION

         AmREIT has filed with the California Department of Corporations (the"Department") Applications for Qualification of Securities (together, the "Application") under the California Corporate Securities Law of 1968, as amended, with respect to the Shares and Notes to be issued in the Merger. This Prospectus does not contain all the information set forth in the Application. In particular, the Application contains certain exhibits which are not included herein, including financial statements with respect to each of the Partnerships. For further information regarding AmREIT and the Shares and Notes offered hereby, reference is made to the Application and the exhibits and schedules attached thereto. Copies of such materials may be examined at the Department of Corporations, 1350 Front Street, San Diego, California.

         AmREIT, Fund IX and Fund X are each subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, file reports, proxy or consent solicitation statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy or consent solicitation statements and other information filed by AmREIT, Fund IX and Fund X with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices at Suite 1400, 500 West Madison Street, Chicago, Illinois 60661 and Suite 1300, 7 World Trade Center, New York, New York 10048. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the prescribed fees. The Commission maintains a Web site that contains reports, proxy or consent solicitation and information statements and other information regarding AmREIT, Fund IX and Fund X and other registrants that have filed electronically with the Commission. The address of such site is http://www.sec.gov. AmREIT's reports, proxy or consent solicitation statements and other information may and can also be inspected and copied at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

         This Prospectus has been filed jointly by AmREIT, Fund IX and Fund XI under Section 14(a) of the Exchange Act with the Commission.

         Certain supplements to this Prospectus have been prepared for each partnership to highlight the risks, effects and fairness of the Merger that are particular to the respective Partnership. The Limited Partners of each such Partnership will receive, with this Prospectus, the Supplement that corresponds to their Partnership. The Limited Partners of a particular Partnership may also receive copies of the supplements prepared for any or all of the Partnerships and copies of such supplements will be provided promptly, without charge, to each Limited Partner or his representative who has been so designated in writing upon written request to the particular Partnership at Eight Greenway Plaza, Suite 824, Houston, Texas 77046.

         All information contained in this Prospectus with respect to AmREIT has been supplied by AmREIT, and all information with respect to each Partnership has been supplied by such Partnership.

         No person has been authorized to give any information or to make any representation other than as contained herein in connection with the offer contained in this Prospectus, and if given or made, such information or representation must not be relied upon. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates, nor does it constitute an offer to or solicitation of any person in any jurisdiction to whom it would be unlawful to make





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such an offer or solicitation. The delivery of this Prospectus at any time does not imply that the information herein is correct as of any time subsequent to the date hereof.





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                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
         Consideration Offered by AmREIT  . . . . . . . . . . . . . . . . . . . . . .   -ii-
         Return on Original Investment  . . . . . . . . . . . . . . . . . . . . . . .  -iii-
         No Dissenters' Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . .   -iv-
         Purposes of the Merger . . . . . . . . . . . . . . . . . . . . . . . . . . .   -iv-
         Potential Benefits to AmREIT Shareholders  . . . . . . . . . . . . . . . . .    -v-
         Potential Benefits to Limited Partners . . . . . . . . . . . . . . . . . . .    -v-
         Potential Adverse Consequences to Shareholders . . . . . . . . . . . . . . .  -vii-
         Potential Adverse Consequences to Limited Partners . . . . . . . . . . . . .  -vii-
         Risks Involving AmREIT . . . . . . . . . . . . . . . . . . . . . . . . . . .   -ix-

AVAILABLE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    -x-

SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    -1-
         Parties to the Merger  . . . . . . . . . . . . . . . . . . . . . . . . . . .    -1-
         Summary of Risk Factors  . . . . . . . . . . . . . . . . . . . . . . . . . .    -3-
         Consent Procedures . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    -8-
         Record Date; Votes Required; Investor Lists  . . . . . . . . . . . . . . . .    -9-
         Description of The Merger  . . . . . . . . . . . . . . . . . . . . . . . . .   -10-
         Dissenters' Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -13-
         Conflicts of Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . .   -13-
         Organizational Diagram . . . . . . . . . . . . . . . . . . . . . . . . . . .   -14-
         Reasons For The Merger And Recommendations . . . . . . . . . . . . . . . . .   -14-
         The Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -18-
         The Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -18-
         The Fairness Opinions  . . . . . . . . . . . . . . . . . . . . . . . . . . .   -20-
         Material Federal Income Tax Consequences . . . . . . . . . . . . . . . . . .   -21-
         Effective Time of the Merger . . . . . . . . . . . . . . . . . . . . . . . .   -22-
         Management, Operations and Headquarters after the Merger . . . . . . . . . .   -22-
         Conditions to Consummation of the Merger . . . . . . . . . . . . . . . . . .   -22-
         Anticipated Accounting Treatment . . . . . . . . . . . . . . . . . . . . . .   -23-
         Conduct of Business Pending the Merger . . . . . . . . . . . . . . . . . . .   -23-
         Merger Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -23-
         Termination Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -23-
         Comparison of the Partnerships and AmREIT  . . . . . . . . . . . . . . . . .   -24-

RISK FACTORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -25-
         Risks Associated With the Merger . . . . . . . . . . . . . . . . . . . . . .   -26-
         Risks Associated With an Investment in AmREIT  . . . . . . . . . . . . . . .   -31-
         Risks Associated with an Investment in the Shares  . . . . . . . . . . . . .   -36-
         Risk Considerations Associated with the Notes  . . . . . . . . . . . . . . .   -37-
         Risks Associated with an Investment in Real Estate . . . . . . . . . . . . .   -40-
         Risks Associated With Federal Income Taxation of AmREIT  . . . . . . . . . .   -46-

THE MERGER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -48-
         Background on The Merger . . . . . . . . . . . . . . . . . . . . . . . . . .   -48-
         The Independent Directors' Reasons and Recommendations for the Merger  . . .   -50-
         The General Partner's Reasons and Recommendations for the Merger . . . . . .   -52-
         Liquidation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -53-
         Continuation of Partnerships . . . . . . . . . . . . . . . . . . . . . . . .   -55-
         Reorganization of Partnerships as One REIT or as Separate REITs  . . . . . .   -56-
         Offers From Third Parties  . . . . . . . . . . . . . . . . . . . . . . . . .   -61-
         The Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -61-
         Amendment, Supplement and Waiver . . . . . . . . . . . . . . . . . . . . . .   -67-
         Allocation of the Merger Consideration . . . . . . . . . . . . . . . . . . .   -67-
         Conflicts of Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . .   -74-
         Fiduciary Responsibility . . . . . . . . . . . . . . . . . . . . . . . . . .   -75-
         Market Prices and Distributions  . . . . . . . . . . . . . . . . . . . . . .   -77-
         Effective Time of the Merger . . . . . . . . . . . . . . . . . . . . . . . .   -78-
         Management, Operations and Headquarters after the Merger . . . . . . . . . .   -78-
         Conditions to Consummation of the Merger . . . . . . . . . . . . . . . . . .   -78-
         Conduct of Business Pending the Merger . . . . . . . . . . . . . . . . . . .   -79-
         Acquisition Proposals  . . . . . . . . . . . . . . . . . . . . . . . . . . .   -82-
         Termination; Extension, Waiver and Amendment . . . . . . . . . . . . . . . .   -83-
         Effect of Termination and Abandonment  . . . . . . . . . . . . . . . . . . .   -84-
         Extension; Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -86-
         Proposed Amendments to Partnership Agreements  . . . . . . . . . . . . . . .   -86-
         The Merger Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -87-
         Anticipated Accounting Treatment . . . . . . . . . . . . . . . . . . . . . .   -87-

THE FAIRNESS OPINIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   -88-
         The Bishop-Crown Fairness Opinion  . . . . . . . . . . . . . . . . . . . . .   -88-
         The Houlihan Opinions  . . . . . . . . . . . . . . . . . . . . . . . . . . .   -95-

AMREIT PRO FORMA FINANCIAL INFORMATION  . . . . . . . . . . . . . . . . . . . . . . .  -101-

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
  OPERATIONS OF AMREIT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -102-
         Liquidity and Capital Resources  . . . . . . . . . . . . . . . . . . . . . .  -102-
         Results of Operations  . . . . . . . . . . . . . . . . . . . . . . . . . . .  -103-

MATERIAL FEDERAL INCOME TAX ASPECTS . . . . . . . . . . . . . . . . . . . . . . . . .  -105-
         General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -105-
         Requirements for Qualifications and Taxation as a REIT . . . . . . . . . . .  -106-
         Distribution Requirements  . . . . . . . . . . . . . . . . . . . . . . . . .  -110-
         Termination or Revocation of REIT Status . . . . . . . . . . . . . . . . . .  -111-
         Taxation of AmREIT . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -112-
         Taxation of Domestic Shareholders  . . . . . . . . . . . . . . . . . . . . .  -113-
         Foreign Shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -115-
         Dividend Reinvestment Plan . . . . . . . . . . . . . . . . . . . . . . . . .  -116-
         United States Report Requirements  . . . . . . . . . . . . . . . . . . . . .  -116-

         State and Local Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . .  -116-

AMREIT AND ITS BUSINESS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -116-
         Description of AmREIT  . . . . . . . . . . . . . . . . . . . . . . . . . . .  -116-
         AmREIT's Investment Objectives . . . . . . . . . . . . . . . . . . . . . . .  -117-
         AmREIT's Stated Investment Policies  . . . . . . . . . . . . . . . . . . . .  -118-
         AmREIT's Operating Strategy  . . . . . . . . . . . . . . . . . . . . . . . .  -122-
         Dividend Reinvestment Plan . . . . . . . . . . . . . . . . . . . . . . . . .  -126-
         Employees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -126-
         Competition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -126-
         Properties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -127-
         Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -128-
         Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -128-
         Executive Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . .  -130-
         Security Ownership of Certain Beneficial Owners and Management . . . . . . .  -131-
         Certain Relationships and Related Transactions . . . . . . . . . . . . . . .  -131-
         Legal Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -132-
         Recent Developments  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -132-

AMREIT CHARTER AND BYLAWS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -136-
         Authorized Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -136-
         Directors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -136-
         Shareholder Meetings and Special Voting Requirements . . . . . . . . . . . .  -136-
         Amendment of the Charter and Bylaws  . . . . . . . . . . . . . . . . . . . .  -137-
         Transactions With Interested Officers or Directors . . . . . . . . . . . . .  -137-
         Rollup Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -137-
         Limitations on Holdings and Transfer . . . . . . . . . . . . . . . . . . . .  -137-
         Anti-takeover Effect of Authorized But Undesignated Preferred Stock  . . . .  -138-
         Liability for Monetary Damages . . . . . . . . . . . . . . . . . . . . . . .  -138-
         Indemnification And Advancement of Expenses  . . . . . . . . . . . . . . . .  -139-

DESCRIPTION OF AMREIT'S CAPITAL STOCK . . . . . . . . . . . . . . . . . . . . . . . .  -140-
         General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -140-
         Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -140-
         Preferred Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -141-

REPORTS TO SHAREHOLDERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -141-

THE PARTNERSHIPS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -142-
         General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -142-
         Properties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -142-
         Partnership Property Information . . . . . . . . . . . . . . . . . . . . . .  -143-
         Partnership Distributions  . . . . . . . . . . . . . . . . . . . . . . . . .  -146-
         Management of the Properties . . . . . . . . . . . . . . . . . . . . . . . .  -147-
         Employees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -147-

COMPARISON OF OWNERSHIP OF UNITS AND SHARES . . . . . . . . . . . . . . . . . . . . .  -147-

         Form of Organization . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -148-
         Length of Investment . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -148-
         Properties and Diversification . . . . . . . . . . . . . . . . . . . . . . .  -149-
         Permitted Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . .  -149-
         Additional Equity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -149-
         Borrowing Policies . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -150-
         Restrictions upon Related Party Transactions . . . . . . . . . . . . . . . .  -150-
         Management Control and Responsibility  . . . . . . . . . . . . . . . . . . .  -151-
         Management Liability and Indemnification . . . . . . . . . . . . . . . . . .  -152-
         Anti-takeover Provisions . . . . . . . . . . . . . . . . . . . . . . . . . .  -153-
         Voting Rights  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -155-
         Limited Liability of Investors . . . . . . . . . . . . . . . . . . . . . . .  -155-
         Review of Investor Lists . . . . . . . . . . . . . . . . . . . . . . . . . .  -156-
         Taxation of Taxable Investors  . . . . . . . . . . . . . . . . . . . . . . .  -156-
         Taxation of Tax-exempt Investors . . . . . . . . . . . . . . . . . . . . . .  -157-
         Distribution Policies  . . . . . . . . . . . . . . . . . . . . . . . . . . .  -157-
         Comparative Compensation, Fees and Distributions . . . . . . . . . . . . . .  -158-

COMPARISON OF UNITS, SHARES AND NOTES . . . . . . . . . . . . . . . . . . . . . . . .  -160-
         Liquidity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -161-
         Taxation of Taxable Investors  . . . . . . . . . . . . . . . . . . . . . . .  -162-
         Taxation of Distributions/Dividends  . . . . . . . . . . . . . . . . . . . .  -163-
         Taxation of Tax-Exempt Investors . . . . . . . . . . . . . . . . . . . . . .  -164-

CONSENT PROCEDURES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -164-
         AmREIT Consent Procedures  . . . . . . . . . . . . . . . . . . . . . . . . .  -164-
         Withdrawal Rights; Change of Vote  . . . . . . . . . . . . . . . . . . . . .  -166-
         Partnership Consent Procedures . . . . . . . . . . . . . . . . . . . . . . .  -167-
         Withdrawal Rights; Change of Vote  . . . . . . . . . . . . . . . . . . . . .  -169-

LEGAL OPINIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -170-

SHAREHOLDER PROPOSALS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -170-

OTHER MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -170-

GLOSSARY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  -171-

                                    SUMMARY

         The following summary is qualified in all respects by the information appearing elsewhere in this Prospectus, the Annexes hereto and the documents referred to herein. All initial capitalized terms shall have the meanings set forth in the Glossary.

                             PARTIES TO THE MERGER

AMREIT AmREIT is a self-managed REIT. AmREIT was organized on August 17, 1993, as a Maryland business corporation and operates as a real estate investment trust ("REIT") under the federal income tax laws. AmREIT became self-managed upon its acquisition of its external adviser as of June 5, 1998. See "AmREIT - Adviser Acquisition." AmREIT acquires, develops, owns and manages a diversified portfolio of quality, frontage retail properties leased to national and regional retail tenants. Each of AmREIT's properties has been initially leased under a full-credit, long-term net lease, under which the tenant is responsible for the operation costs of the property, including taxes, insurance and maintenance costs. As of the date of this Prospectus, AmREIT owned a total of 14 properties and has contracted to acquire one additional property under development. The term "development" means that acquisition of the underlying land is contracted for, the property is under lease, subject to timely completion, and construction is anticipated to commence within six months. The aggregate purchase prices of these 15 properties are approximately $23,812,107 and total annual rents on these 15 properties are approximately $2,344,320. These 15 properties have an annualized initial capitalization rate (current cash on cost return, where cost includes all costs related to the acquisition, development, leasing and financing) of approximately 10.7%. These properties are leased to a total of 8 different tenants and are located in 7 states and contain an aggregate of approximately 193,920 square feet of gross leasable area. AmREIT's principal executive offices are located at Eight Greenway Plaza, Suite 824, Houston, Texas 77046, and its telephone number is (713) 850- 1400.

THE GENERAL         The General Partner, Mr. H. Kerr Taylor, sponsored and
PARTNER             organized each of the Partnerships.  Mr. Taylor serves
                    as the individual general partner of each Partnership other than FUND III, FUND IV, FUND V, FUND VI and FUND VII, each of which has only a corporate general partner. A different corporation organized under the laws of the state of Texas serves as the corporate general partner of each Partnership.
                    Mr. Taylor is a director, chief executive officer and the 80% or greater owner of each corporate general partner.

THE                 The Partnerships were initially organized to acquire income
PARTNERSHIPS        producing real properties, primarily frontal retail
                    properties. FUND IX and FUND X were organized under the laws of the state of Nebraska. Each of the other 8 Partnerships is a limited partnership organized under the laws of the state of Texas. Each Partnership is a finite life entity and, pursuant to the terms of any Agreements of Limited
                    Partnership of the Partnerships (collectively, the "Partnership Agreements"), no additional properties may be acquired by any Partnership and upon the sale of any property, the net proceeds are to be distributed to the partners.

THE PARTNERSHIPS
(CONT D.)

                    The Partnerships own, either directly or through a joint venture, interests in real property comprised of fee ownership interest in properties containing in the aggregate 135,000 net rentable square feet and a secured promissory note in the principal amount of $215,000 (the "Atlas Note"). Each of the Partnerships held the following real estate interests ("properties") on December 31, 1997.

                                                                               PERCENTAGE
                    PARTNERSHIP    TENANT/USER (LOCATION)                         OWNED
                    -----------    -----------  ---------                      ----------
                    FUND III       Steak & Ale (Houston, TX)                        44%
                                   Bank of America (Houston, TX)                   100%
                                   Taco Bell (Houston, TX)                         100%

                    FUND IV        Steak & Ale (Houston, TX)                        56%
                                   Atlas Note                                     51.3%

                    FUND V         Pizza Inn (Clute, TX)                            50%
                                   Whataburger (Clute, TX)                          50%
                                   La Petite Academy (Houston, TX)                6.02%
                                   Atlas Note                                     48.7%

                    FUND VI        Pizza Inn (Clute, TX)                            50%
                                   Whataburger (Clute, TX)                          50%
                                   La Petite Academy (Houston, TX)                2.74%

                    FUND VII       La Petite Academy (Houston, TX)               91.25%
                                   Whataburger (Dallas, TX)                      54.88%
                                   Superior Sound (Houston, TX)                  27.28%
                                   AFC, Inc. (Church's) (Houston, TX)            27.28%
                                   Gannett (Billboard)  (Houston, TX)            27.28%

                    FUND VIII      Whataburger (Dallas, TX)                      45.12%
                                   Superior Sound (Houston, TX)                  72.72%
                                   AFC, Inc. (Church's) (Houston, TX)            72.72%
                                   Gannett  (Billboard)  (Houston, TX)           72.72%
                                   Discount Tire (Fort Worth, TX)                  100%
                                   La Petite Academy (Houston, TX)                 100%
                                   Goodyear Tire-Marsh Lane (Dallas, TX)         25.28%

                    AAA GDYR       Goodyear Tire-Marsh Lane  (Dallas, TX)        74.72%
                                   Goodyear Tire-Hillcrest  (Dallas, TX)           100%

                    FUND IX        Foodmaker (Jack-in-the-Box)  (Dallas, TX)       100%
                                   Baptist Memorial Health (Memphis, TN)           100%
                                   Waldenbooks-Payless (Austin, TX)                100%
                                   Golden Corral - I-45 (Houston, TX)              100%
                                   Golden Corral - Hwy 1960  (Houston, TX)        4.80%

THE PARTNERSHIPS
(CONT D.)

                                                                               PERCENTAGE
                    PARTNERSHIP    TENANT/USER (LOCATION)                         OWNED
                    -----------    -----------  ---------                      ----------
                    FUND X         Golden Corral - Hwy 1960  (Houston, TX)       95.20%
                                   TGI Friday's (Houston, TX)                      100%
                                   Goodyear Tire (Houston, TX)                     100%
                                   Computer City (Minneapolis, MN)                 100%
                                   AFC, Inc. (Popeye's)  (Atlanta, GA)             100%
                                   Blockbuster Music  (Independence, MO)         45.16%
                                   Onecare (Sugarland, TX)                         100%
                                   Just for Feet (Tucson, AZ)                    18.25%

                    FUND XI        Blockbuster Music (Wichita, KS)                  49%
                                   Blockbuster Video  (Oklahoma City, OK)          100%
                                   Just for Feet (Tucson, AZ)                    29.85%
                                   Bank United (The Woodlands, TX)                  49%
                                   Just For Feet (Baton Rouge, LA)                  49%
                                   Hollywood Video (Lafayette, LA)               25.42%
                                   Pier 1 (Longmont, CO)                           100%


----------

         The properties of the Partnerships are currently managed by AmREIT Operating Corporation, a Texas corporation and AmREIT's wholly owned subsidiary.

         The address of the principal executive offices of each of the Partnerships and the General Partner is Eight Greenway Plaza, Suite 824, Houston, Texas 77046, telephone (713) 850-1400. For more information concerning the Partnerships, see "THE PARTNERSHIPS."

                            SUMMARY OF RISK FACTORS

         AmREIT's shareholders and the Limited Partners should carefully consider the risks discussed under "Risk Factors" prior to voting on the matters being submitted to them in connection with the Merger. Among the risks related to the Merger are the following.

RISKS ASSOCIATED    The Merger involves various risks, including the
WITH THE MERGER     following.

                    o The Net Asset Values assigned to each of the Partnerships may not reflect the true value of such Partnership's assets because the Net Asset Values were the result of negotiations between the common management of AmREIT and the General Partner. Had independent representation been arranged for each Partnership, the Net Asset Value assigned to each Partnership may have been different.

                    o The General Partner, who is an Affiliate of AmREIT, negotiated the terms of the Merger on behalf of all the Partnerships. Each Partnership was not separately represented by parties independent from the General Partner. Had

RISKS ASSOCIATED WITH THE MERGER
(CONT D.)


                         separate representation been arranged for a Partnership, the terms of the Merger might have been more favorable to such Partnership. Further, issues unique to the value of a particular Partnership might have resulted in adjustments increasing or decreasing the number of Shares allocable to such Partnership.

                    o The Exchange Ratio is fixed and will not be adjusted to reflect the occurrence of events prior to the Closing Date which might adversely or positively affect the value of the Shares. If the trading price increases, AmREIT will not receive the benefit of issuing fewer Shares to the Limited Partners.

                    o The Shares are not traded in a regular market and there is no assurance that the fair value of the Shares is not less than (or greater than) the Exchange Price.

                    o The Exchange Price has been established for the purposes of the Merger only. Neither management of AmREIT nor the General Partner can assure or predict whether the Shares will trade at a price lower than the Exchange Price or lower than the value of AmREIT's assets after the Merger if and when a public trading market for the Shares is established. The Shares may, if and when listed on an exchange or otherwise traded, trade at prices substantially below the Exchange Price. Consequently, a Limited Partner in a Participating Partnership desiring to liquidate his investment after the Merger may receive a price per Share that is lower than the Exchange Price.

                    o Taxable income or loss will be recognized by each taxable Limited Partner participating in the Merger in an amount equal to the Limited Partner's allocable share of the income or loss recognized by his respective Partnership from the transfer of the Partnerships' assets to AmREIT through the Merger and Limited Partners will receive no cash from the Merger (other than cash received in lieu of fractional Shares) to pay taxes arising from any taxable income (see "The Merger -- Material Federal Income Tax Consequences").

                    o Participating Limited Partners who become shareholders of AmREIT may not receive the same level of distributions as previously received from the applicable Partnership. AmREIT has historically made smaller annual distributions than many of the Partnerships.

                    o The Merger will result in a change in the nature of each Limited Partner's investment in a Participating Partnership from holding an interest in a specific portfolio of properties in a finite life entity to holding an interest in an ongoing REIT, whose real estate portfolio may be changed from time to time by AmREIT's Board without the approval of the shareholders and which does not plan to liquidate such assets within a fixed period.

RISKS ASSOCIATED WITH THE MERGER
(CONT D.)


                    o Limited Partners who became shareholders will have fundamentally changed the nature of their initial investment from an entity that is a traditional pass-through entity for federal income tax purposes to an investment in a REIT, which in general is not a pass-through entity for federal income tax purposes with the exception of certain undistributed long-term capital gains. See "The Merger -- Material Federal Income Tax Consequences."

                    o The General Partner controls each Partnership and is an officer, director and the largest shareholder of AmREIT, currently owning 10.62% of AmREIT's outstanding common stock. In addition, under the terms of the Adviser Acquisition, the Merger will entitle the General Partner to receive additional REIT common stock. After the Merger, assuming 100% participation, the General Partner will own approximately 10.68% of AmREIT's outstanding Shares. These relationships may have influenced a General Partner's decision to recommend the Merger to its Limited Partners.

                    o The size and diversity of AmREIT's portfolio after the Merger is dependent upon which Partnerships approve the Merger. Therefore, at the time a Limited Partner votes, he will not know the ultimate nature of the portfolio or the business and operations of AmREIT following the Merger.

                    o The General Partner is prohibited by the Merger Agreement from initiating, soliciting or encouraging competing proposals with the Merger. This may result in discouraging third parties from making such a competing proposal.

                    o Expenses of the Merger will be borne by AmREIT except for the costs of the Houlihan Opinions, the Partnerships' accounting costs and certain other miscellaneous costs and direct Partnership expenses.

RISKS               An Investment in the AmREIT Shares or Notes involves
ASSOCIATED WITH     certain risks, including the following.
AN INVESTMENT
IN AMREIT           o    Upon consummation of the Merger, AmREIT intends to
                         increase its leverage so that its total unsecured and secured borrowings equal approximately 50% of the value of its combined real estate portfolio.

                    o AmREIT intends to acquire one or more as yet unidentified properties with additional borrowed funds. Participating Partners will not have the opportunity to review and analyze such property(ies) prior to the Merger.

                    o AmREIT has only recently become self-managed as a result of the Adviser Acquisition. There is no assurance that the expected benefits of self-management will be fully realized.

RISKS
ASSOCIATED WITH AN INVESTMENT
IN AMREIT
(CONT D.)


                    o AmREIT will have potential liability for unknown, undisclosed or contingent liabilities of the Participating Partnerships, including claims against AmREIT for indemnification, environmental liabilities, and title defects, which could adversely affect the cash liquidity of AmREIT and its future ability to make distributions to shareholders.

                    o Shareholders of AmREIT will experience dilution of their equity interests if there is an issuance of additional equity securities at what may be less than fair market value.

                    o Any declaration of distributions to shareholders is subordinate to the payment of AmREIT's debts and obligations, which could adversely affect the ability of AmREIT to make distributions to shareholders in the future.

                    o The majority vote of the Limited Partners of a Partnership will cause the Partnership to participate in the Merger. Limited Partners who voted against the Merger will have their Units converted into Notes unless they alternatively elect to receive Shares.

                    o Approval of the Merger will require the Limited Partners to forego certain alternatives to the Merger, such as liquidating the Partnerships or continuing to operate the Partnerships as limited partnerships.

                    o AmREIT has different business objectives than the Partnerships, including the intent to acquire new properties and, from time to time, to dispose of existing properties and reinvest the proceeds therefrom, to the extent a distribution is not required to maintain REIT status.

                    o Approval of the Merger by the Limited Partners will result in the loss of their respective rights under the applicable Partnership Agreement and the partnership law of the applicable jurisdiction of organization of each Partnership.

                    o If the Merger Agreement is terminated prior to consummation, under certain circumstances, each Partnership and AmREIT may have to pay their Proportionate Share of a termination fee or of the expenses of the Merger.

                    o AmREIT's organizational documents do not restrict AmREIT's ability to incur additional indebtedness. As a result, AmREIT could increase its debt service requirements to a level that may adversely affect its ability to make future distributions and may increase the risk of default.

RISKS
ASSOCIATED WITH AN INVESTMENT
IN AMREIT
(CONT'D.)


                    o Subject to AmREIT's stated investment policies, the investment and operating policies of AmREIT are determined by the Board and may be changed or revised at any time without a vote of the shareholders of AmREIT.

                    o Claims may be brought against AmREIT for the remediation of environmental conditions, which could result in substantial expenditures for remediation and in a loss of revenues during remediation efforts.

                    o There are risks associated with the acquisition and development of commercial and industrial properties, including lease-up and financing risks and the risk that such properties may not perform as expected. If such risks materialize, the ability of AmREIT to make future distributions could be adversely impacted.

                    o There are risks associated with increased portfolio size and geographic diversification as a result of the Merger, including the adequacy of the number of personnel and the available resources to manage the new portfolio.

                    o AmREIT may experience occurrences of uninsured liability or casualty, reducing AmREIT's capital and adversely affecting anticipated profits.

                    o The risks that AmREIT may not be able to timely pay interest and/or principal due under the Notes.

                    o AmREIT may incur the expense of compliance with the Americans With Disabilities Act, fire and safety, and other regulatory requirements applicable to the operation of AmREIT's properties.

                    o AmREIT will be taxed as a corporation if it fails to qualify as a REIT and AmREIT will be liable for increased federal, state and local income taxes in such event.

                    o Certain provisions in AmREIT's governing documents, including the right to redeem Shares from a shareholder if he owns, directly or indirectly, more than 9.8% of AmREIT's outstanding Shares or to restrict voting and distribution rights with respect to Shares owned in excess of such limit, and the Board's right to issue other classes of equity securities could delay or prevent changes in control of AmREIT, even if such changes in control were in the shareholders' best interest.

RISKS               An investment in real estate is subject to various risks
ASSOCIATED WITH     related to the investment in real estate, including the
GENERAL REAL        following.
ESTATE
INVESTMENT          o    There are risks normally incidental to the ownership
                         and operation of commercial properties, including, among others, changes in general national economic or local market conditions, competition for tenants, changes in market rental rates, inability to collect rents from tenants due to bankruptcy or insolvency of tenants or otherwise, and the need to periodically make capital improvements.

                    o There are risks associated with leveraged real estate investments, such as this inability to meet required principal and interest payments, the risk that existing indebtedness will not be refinanced or that the terms of such refinancing will not be favorable, and the risk that necessary capital expenditures will not be able to be financed on favorable terms or at all.

                    o The illiquidity of real estate investments will limit AmREIT's ability to vary its portfolio in response to changes in economic or other conditions.

                    o Competition from competing properties could inhibit AmREIT's ability to re- lease its properties and/or reduce rentals.

                    o AmREIT's assets are subject to general operating risks common to all real estate developments, including increases in operating costs not offset by rental increases. In addition, AmREIT's assets are primarily commercial properties, making AmREIT's profitability dependent upon general trends affecting that type of real estate investment.

                               CONSENT PROCEDURES

THE AMREIT          The shareholders of AmREIT must vote on the Merger by
CONSENTS            completing and timely submitting the AmREIT Consent included with this Prospectus. The AmREIT Consents will be received, tabulated and certified as to time of receipt and vote by The Bank of New York, AmREIT's transfer agent (the "Transfer
                    Agent"). In order to be counted, an AmREIT Consent must be received by the Transfer Agent prior to the period commencing upon the mailing of this Prospectus and the other solicitation materials (the "Solicitation Materials") and, unless sooner terminated, ending on the date no later than
                    (a) ______________, 1998 or (b) such later date as may be selected by AmREIT (the "AmREIT Solicitation Period"). To vote on the Merger Shareholders must complete the enclosed
                    AmREIT Consent and returning it in the enclosed envelope before the end of the AmREIT Solicitation Period to the Transfer Agent at 101 Barclay Street, New York, N.Y. 10286:
                    Attention AmREIT Consents, or by faxing their AmREIT Consent to (___) ________. Faxed AmREIT Consents will be accepted until 5:00 p.m., New York time, on the last day of the Solicitation Period. See CONSENT PROCEDURES - The AmREIT
                    Consents."

THE PARTNERSHIP     The Limited Partners must vote on the Merger by
CONSENTS            completing and timely submitting the Partnership Consent
                    included with this Prospectus. Partnership Consents will be received, tabulated and certified as to time of receipt and voting by C.H.G. Properties, Inc., who will act as tabulation agent for the Partnerships (the "Partnership
                    Tabulation Agent"). Limited partners voting "no" to the Merger will receive Notes in the event their Partnership participates in the Merger unless they affirmatively elect to receive Shares. Partners voting for the Merger or abstaining from voting will receive shares in the event their Partnership participates in the Merger, unless they affirmatively elect to receive Notes, subject to the Note
                    Restriction. In order to be counted, a Partnership Consent must be received by the Partnership Tabulation Agent prior to the period (the "Partnership Solicitation Period") commencing upon the mailing of the Solicitation Materials and, unless sooner terminated, ending on the date no later than (a) ______________, 1998 or (b) such later date as may be selected by the General Partner (the "Partnership
                    Solicitation Period"). To vote on the Merger a Partner must complete and mail his or her Partnership Consent to Bishop-Crown at 11545 West Bernardo Court, Suite 100, San
                    Diego, California, Attention: AAA Partnership Consents, or by faxing the enclosed Partnership Consent to (___)
                    ________. Faxed Partnership Consents will be accepted until 5:00 p.m. California time, on __________, 1998 . See
                    "CONSENT PROCEDURES - The Partnership Consents."

                      RECORD DATE; VOTES REQUIRED; INVESTOR LISTS

AMREIT Only holders of Shares of record at the close of business on________________ (the "Record Date") will be entitled to vote on the Merger. The Merger Agreement and the issuance of Shares thereunder will be approved if the proposal receives the affirmative vote of a majority of the outstanding Shares entitled to vote on the Merger. As of the Record Date, there were 2,374,305 Shares outstanding and entitled to vote. The members of the Board and executive officers of AmREIT and their Affiliates beneficially owned, as of the Record Date, 252,250 Shares, which is approximately 10.62% of the outstanding Shares. Management has agreed to vote their Shares in favor of the proposal.

                    Abstentions and broker non-votes (where a nominee holding Shares for a beneficial owner has not received voting instructions from the beneficial owner with respect to a particular matter and does not possess or choose to exercise the discretionary authority with respect thereto) have the same effect as a vote against the proposal. See "VOTING PROCEDURES - The AmREIT Consents."

THE                 Only Limited Partners of record at the close of business
PARTNERSHIPS        on the Record Date will be entitled to notice of and to Vote on the Merger and the amendment to the Partnership
                    Agreement. The affirmative vote of (i) the holders of a majority of the outstanding Units and (ii) the General
                    Partner are required to approve the Merger and the Partnership Agreement. The General Partner intends to vote in favor of the Merger and the Partnership Amendment. As of the Record Date, each Partnership had the number of Units outstanding shown in the following table, none of which were owned by the General
                    Partner or his Affiliates.

                                             ORIGINAL     NO. OF UNITS   UNITS (%) HELD BY
                              PARTNERSHIP    CAPITAL      OUTSTANDING    GENERAL PARTNERS
                              -----------  -----------    ------------   -----------------
                              FUND III     $   945,000         31.5             None

                              FUND IV          615,000         20.5             None

                              FUND V           480,000         16.0             None

                              FUND VI          300,000         10.0             None

                              FUND VII       1,125,100         37.503           None


                              FUND VIII      1,860,000         62.0             None

                              AAA GDYR       1,335,000         44.5             None

                              FUND IX        5,390,500       5390.5             None

                              FUND X        11,453,610     11,453.61            None

                              FUND XI        7,061,209      7,061.21            None


----------

                    Abstentions and broker non-votes (where a nominee holding Units for a beneficial owner has not received voting instructions from the beneficial owner with respect to a particular matter and does not possess or choose to exercise the discretionary authority with respect thereto) will, for the purposes of the Merger Vote, have the same effect as a vote against the Merger and the Partnership Amendment. Under federal, Nebraska and Texas state law, and under the Partnership Agreements the Limited Partners may obtain a list of Partners, subject to certain conditions. See "VOTING PROCEDURES - The Partnership Consents."

                           DESCRIPTION OF THE MERGER

         Pursuant to the Merger Agreement, AmREIT will issue an aggregate of up to 3,009,735 Shares to the Limited Partners in the Partnerships as consideration for the assets of the Partnerships that will be transferred to AmREIT in connection with the Merger. Based upon the value of each Partnership's real estate assets, as adjusted for the Partnership's known liabilities ("Net Asset Value"), the Shares were allocated to the Limited Partners in each Partnership based on a price of $9.34 per share (the Exchange Price").

CONSIDERATION       The following table sets forth the allocation of Shares
                    among the Partnerships in the Merger. The table also sets forth the Net Asset Value, Limited Partners' Adjusted
                    Capital and number of Shares offered to the Limited Partners per $1,000 of their Adjusted Capital at March 31, 1998.

             PARTNERSHIP NET ASSET VALUES AND ALLOCATION OF SHARES

                      PARTNERSHIP     L.P.S' ADJUSTED                    SHARES PER $1,000
                    NET ASSET VALUE     CAPITAL AT        TOTAL SHARES  OF ADJUSTED CAPITAL
PARTNERSHIP           AT 3/31/1998     3/31/1998(1)         OFFERED         AT 3/31/1998
-----------         ---------------   ---------------     ------------  -------------------
FUND III               $ 1,123,621     $   934,814            120,302          128.69

FUND IV                    509,865         615,000             54,589           88.76

FUND V                     420,749         460,389             45,048           97.85

FUND VI                    285,000         294,733             30,514          103.53

FUND VII                 1,039,674       1,125,100            110,201           97.95

FUND VIII                1,824,958       1,853,980            193,438          104.34

AAA GDYR                 1,093,085       1,229,090(2)         115,862           94.27

FUND IX                  4,937,264       5,390,500            528,615           98.06

FUND X                  10,438,594      11,453,610          1,117,623           97.58

FUND XI                  6,438,116       7,061,209            689,306           97.62
                       -----------     -----------        -----------
Total                  $28,110,925     $30,418,425          3,005,498

(1) Adjusted Capital is calculated in accordance with the respective Partnership Agreement and means the Limited Partner's aggregate original capital less distributions constituting a return of Capital or funded from net proceeds from sale or refinancing of Partnership properties.

(2)  Reflects distributions of Net Proceeds from Sale of Property of $105,910.

The following table sets forth the estimated number of shares to be received by Participating Limited Partners for $1,000 of Adjusted Capital, as defined, at March 31, 1998 and the value of those shares based on the Exchange Price of $9.34 and $10.25, the public offering price of the shares in AmREIT's most recent public offering which terminated on May 31, 1998.

CONSIDERATION
(CONT'D.)

                       SHARE VALUE RECEIVED IN THE MERGER
                         PER $1,000 OF ADJUSTED CAPITAL
                              AT MARCH 31, 1998(1)

                              VALUE AT    PERCENT OF    VALUE AT     PERCENT OF
                NO. OF          $9.34      ADJUSTED       SHARE       ADJUSTED
                 SHARES       EXCHANGE    CAPITAL AT    PRICE OF     CAPITAL AT
PARTNERSHIP     OFFERED         PRICE     3/31/1998      $10.25      3/31/1998
-----------     -------       --------    ----------    --------     ----------
FUND III         128.69        $1,202      120.20%       $1,319       131.91%

FUND IV           88.76           829       82.90%          910        90.98%

FUND V            97.85           914       91.39%        1,003       100.29%

FUND VI          103.53           967       96.70%        1,061       106.12%

FUND VII          97.95           915       91.48%        1,004       100.40%

FUND VIII        104.34           975       97.45%        1,069       106.94%

FUND GDYR         94.27           880       88.05%          966        96.62%

FUND IX           98.06           916       91.59%        1,005       100.52%

FUND X            97.58           911       91.14%        1,000       100.02%

FUND XI           97.62           912       91.18%        1,001       100.06%

NET ASSET           Net Asset Values are comprised of two component values, the
VALUES              price of each Partnership's properties and the balance for the Partnership cash and cash equivalents net of its debt as of the Effective Date (the "Net Cash"). Thus, the estimated
                    Net Asset Value of each Partnership as described in this Prospectus is subject to adjustment for its actual Net Cash as of the Effective Date at the rate of $9.34 per share. The prices of the Partnership's properties were determined for each Partnership by negotiation between the General Partner and the Independent Directors. In negotiating the prices the parties considered several factors, including the current and projected net operating income and cash flow, capitalization rate, market rental rates, lease expirations, and anticipated capital expenditures for leasing and tenant improvements for each property. Also, in negotiating the price of the properties the General Partner and the Independent Directors consulted with Houlihan and Bishop-Crown, respectively. See "THE MERGER".

                    The Shares received by the Limited Partners will not be listed for trading on any securities exchange. If the requisite number of Limited Partners of any of the Partnerships approves the Merger, AmREIT has the right, but not the obligation, to consummate the Merger with the one Participating Partnership. Upon the effective date of the Merger, the Participating Partnerships will cease to exist.

AMENDMENTS TO       The general partners of the Partnerships are proposing
PARTNERSHIP         the Partnership Amendments which amend the respective
AGREEMENTS          Partnership Agreements of a Partnership  to authorize the
                    closing of the transactions contemplated by the Merger
                    Agreement. Limited Partners voting in favor of the Merger will be deemed to have voted in favor of each

AMENDMENTS TO PARTNERSHIP
AGREEMENTS
(CONT'D.)


                    of these proposed amendments. Since the vote of the Limited Partners holding a majority of the Units of a Partnership is required to approve the proposed amendments, a majority vote is required to approve the Merger. The proposed amendments authorize the following: (I) the Merger of each Partnership with and into AmREIT, whether or not AmREIT would be regarded as an Affiliate of the General Partner; and (ii) such other actions as may be necessary under or contemplated by the Merger Agreement or this Prospectus, irrespective of any provision in the Partnership Agreement which might otherwise prohibit such actions. See "THE MERGER -- Proposed Amendments to Partnership Agreements."

                               DISSENTERS' RIGHTS

AMREIT Shareholders of AmREIT will not have appraisal rights by reason of the Merger. Any Shareholder may abstain from or vote against the Merger.

THE PARTNERS        Limited Partners will not have appraisal rights by reason of the Merger. Limited Partners who vote against the Merger will receive a Note for their Units unless they elect to receive Shares. See "THE NOTES" below.

                              CONFLICTS OF INTEREST

         A number of conflicts of interest are inherent in the relationships among the Partnerships, the General Partner, and AmREIT. Certain of these conflicts of interest (to the extent not discussed above) are summarized below:

                    o The General Partner controls the corporate general partner of each Partnership. The General Partner, Mr. Taylor, is also Chairman of the Board and Chief Executive Officer of AmREIT and is also the largest shareholder of AmREIT, owning on June 5, 1998, 252,250 Shares or approximately 10.62% of the issued and outstanding Shares. He has the right to acquire additional Shares upon the consummation of the Merger under the terms of the recently completed Adviser Acquisition. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" and "THE REIT - The Adviser Acquisition." After the Merger, he will own approximately 10.68% of AmREIT's outstanding Shares in the event all of the Partnerships participate. The relationships among the General Partner and AmREIT involve an inherent conflict of interest in their structuring the terms and conditions of the Merger.

                    o Since each Partnership effectively has the same general partners, the General Partner is not in a position to independently view the Merger proposal solely from the perspective of a single Partnership, and may have advocated certain positions in connection with the negotiation of the Merger Agreement, the effect of which could have benefitted one of the Partnerships at the expense of other Partnerships.

                             ORGANIZATIONAL DIAGRAM

         Set forth below is a diagram showing the relationships between the parties to the Merger.





[INSERT ORGANIZATIONAL CHART HERE]





(1) As of the date of this Prospectus, 1998, the General Partner, as a result of the Adviser Acquisition, is entitled to receive up to an additional 686,740 Shares provided that, among other things, upon certain minimum levels of the future issuances by AmREIT of common stock or its equity equivalent. Upon consummation of the Merger and the issuance of all 3,009,735 shares offered hereby, Mr. Taylor would own (including Shares he currently owns) at least 612,870 shares which could represent up to 10.68% of AmREIT's then outstanding Shares. See "AmREIT - The Adviser Acquisition" and " - Certain Relationships and Related Transactions."

(2) Represents the percentage ownership of Units in the Partnership by the General Partner and his Affiliates.

----------

                   REASONS FOR THE MERGER AND RECOMMENDATIONS

AmREIT AmREIT's Independent Directors have unanimously approved the Merger and believe that the terms of the Merger Agreement are fair from a financial point of view to the shareholders of AmREIT and in the best interests of AmREIT and its shareholders. Accordingly, the Independent Directors have unanimously approved the Merger Agreement and the issuance of Shares thereunder, and recommend the shareholders vote for approval of the Merger Agreement and the issuance of Shares thereunder. The following are the principal reasons why and how the Independent Directors made such determinations (to which relative weights were not assigned):

                    o The Merger should improve AmREIT's operating performance and profit margins;

                    o A greater number of Shares in the market will facilitate AmREIT's ability to list its Shares on a national exchange and increase opportunity to achieve liquidity for shareholders;

                    o AmREIT's becoming a self-managed REIT through the acquisition of its former Adviser provides it the ability to more efficiently grow its property portfolio and to achieve significant economies of scale in its operations.

                    o The transfer of the Partnerships' properties to AmREIT should provide entry into new markets and favorable positions for future portfolio acquisitions;

                    o The written fairness opinion of Bishop-Crown Investment Research, Inc. ("Bishop-Crown"); and

                    o The belief that AmREIT will have greater opportunities to grow and achieve significant economies of scale in its opinions.

                    In recommending the Merger, the Independent Directors also considered the following potentially negative aspects of the
                    Merger:

                    o Because the Exchange Ratio is fixed, the occurrence of events favorable to AmREIT prior to consummation of the Merger could increase the value of the consideration to be received by the Limited Partners in the Merger;

                    o Expansion into new regions and new markets with which AmREIT has little prior experience;

                    o The significant cost involved in connection with consummating the Merger;

                    o The substantial time and effort of AmREIT's management required to effectuate the Merger, integrate the business of the Partnerships into AmREIT, and manage the increased and more diversified property portfolio; and

                    o The risk that the anticipated benefits of the Merger might not be fully realized.

AmREIT
(CONT'D.)

                    The Independent Directors believe that the benefits and advantages of the Merger far outweigh the negative factors and risks. See "THE MERGER -- The Independent Directors' Reasons and Recommendations for the Merger" and "-The General Partner's Reasons and Recommendations for the Merger."

                    The Merger Agreement provides that if only one of the Partnerships approves the Merger, AmREIT has the right but not the obligation to consummate the Merger with the Partnerships approving the Merger. If more than one Partnership approves the Merger, AmREIT must consummate the Merger with such Partnership if all of the other conditions to the Merger have been satisfied.

                    If the Merger is not consummated for any reason, AmREIT will continue to execute its strategic objective of acquiring by development and/or purchase, single and multiple tenant retail properties. AmREIT will also continue to consider possible acquisitions of compatible properties in commercial and frontage retail developments. See "POLICIES WITH RESPECT TO CERTAIN ACTIVITIES -- Investments in Real Estate or Interests in Real Estate."

THE                 The General Partner believes that the terms of the Merger
PARTNERSHIPS        Agreement, including the consideration to be received by the
                    Limited Partners in the Merger, are fair to and in the best interests of the respective Limited Partners. Accordingly, the General Partner approved and/or caused the corporate general partner of each Partnership to approve the Merger
                    Agreement and recommends that the respective Limited
                    Partners vote for approval of the Merger Agreement and amendment of their Partnership Agreement. The following are the principal reasons why and how the General Partner made such determination (to which relative weights were not assigned):

                    o The condition that the Partnership receive Houlihan Fairness Opinions that the consideration to be received by the Limited Partners in connection with the Merger is fair from a financial point of view to the Limited Partners;

                    o The determination that a business strategy of seeking a strategic combination with a publicly held REIT to take advantage of the growth in the REIT industry and real estate markets is preferable to the alternatives of complete liquidation of the Partnerships, continuation of the Partnerships or reorganization of the Partnerships into one REIT or up to 10 separate REITS;

                    o The economic terms of the Merger, including the General Partner's belief that the Exchange Ratio is fair.

                    o The determination that the Net Asset Values represent fair estimates of the value of the Partnerships' assets and provide a reasonable basis for allocating Merger consideration among Participating Partnerships;

                    o The potential benefits of liquidity from owning Shares in a publicly held REIT;

THE PARTNERSHIPS
(CONT'D.)


                    o Organization as a single self-managed entity to pursue real estate investment opportunities;

                    o The Partnerships are not authorized to raise additional capital and are therefore unable to take advantage of attractive investment opportunities in contrast to AmREIT, which has access to equity and debt capital to pursue real estate investment opportunities;

                    o Participation in larger and more diverse investment portfolio resulting from the Merger;

                    o Simplified tax administration for Limited Partners through the elimination of Schedule K-1 reporting;

                    o The terms and conditions of each Merger Agreement, including the ability of the General Partner to, under certain circumstances, respond to and engage in discussions and negotiations with persons making unsolicited proposals or inquiries and approve or recommend such a transaction;

                    In recommending the Merger, the General Partner also considered the following potential negative aspects of the
                    Merger:

                    o Because the Exchange Ratio is fixed, the occurrence of events unfavorable to AmREIT prior to consummation of the Merger could reduce the value of the consideration to be received by the Limited Partners in the Merger;

                    o AmREIT's plan to increase its borrowings in order to fund additional real estate investments upon completion of the Merger and the risks of such increased leverage;

                    o The taxable nature of the Merger and the fact that the Limited Partners will not receive cash from the Merger (other than cash in lieu of fractional Shares) to pay any taxes due on any taxable gain.

                    o The Partnerships' share of the expenses of the Merger, estimated to total $150,000 which are allocated among the partnerships based on their respective net Asset Values and that the General Partner will pay or reimburse the share of such expenses of Partnerships not electing to participate in the Merger.

                    o The uncertainties concerning AmREIT's unspecified future real estate investments which will be funded from planned post-Merger borrowings;

                    o The various conditions to AmREIT's obligation to consummate the Merger;

THE PARTNERSHIPS
(CONT'D.)

                    o The differences in investment objectives and policies of AmREIT and the Partnerships;

                    o The risk that the anticipated benefits of the Merger may not be realized;

                    o The risk that the benefits of AmREIT's recently completed Adviser Acquisition will not be fully realized;

                    o The fact that under the terms of the Merger Agreements, the general partners are prohibited from initiating, soliciting or encouraging any inquires or the making of any proposal that constitutes, or that may reasonably be expected to lead to, a transaction which would compete with the Merger, except if the General Partner determines in good faith after consultation with outside legal counsel that it is required by its fiduciary obligations to do so; and

                    o AmREIT's strategy of using borrowings to finance additional property acquisitions is different from the no financing structure of the Partnerships.


                    In the view of the General Partner, the potentially negative factors considered were not sufficient, either individually or collectively, to outweigh the possible benefits considered by the General Partner in his deliberations relating to the Merger. If the Merger is not consummated for any reason, the Partnerships will continue to pursue their business objectives of maximizing the value of their properties and liquidating such properties prior to the expiration of their respective finite lives. In addition, the Partnerships may seek another strategic combination or pursue other attractive alternatives which may become available.

                                   THE SHARES

         The Shares are part of up to 100,000,000 common shares of $0.01 par value, AmREIT is authorized to issue (the "Common Shares"). When issued the Shares will be fully paid and non-assessable. As of the Record Date, AmREIT has outstanding a total of 2,374,305 Common Shares.

         Shares received in the Merger will be freely transferable by the holders thereof except for those Shares held by holders who may be deemed to be Affiliates of AmREIT (generally including persons who are officers or directors of AmREIT or who hold more than 10% of AmREIT's outstanding shares) under applicable federal securities laws.

                                    THE NOTES

         The Limited Partners of each Partnership may elect to receive and Dissenting Partners, unless they otherwise elect will receive Notes for their Limited Partner interests in the following amounts based on their Partnership's NAV at March 31, 1998.

                              PRINCIPAL AMOUNT OF NOTE
                                    OFFERED PER:
                             ---------------------------
                                          $1000 ORIGINAL   PERCENT OF ORIG.
              PARTNERSHIP    L.P. UNIT      INVESTMENT     $1000 INVESTMENT
              -----------    ----------   --------------   ----------------
              Fund III       $  223,411       $1,182            118.21%

              Fund IV            92,565          753             75.26%

              Fund V             83,548          870             87.03%

              Fund VI            56,632          944             94.39%

              Fund VII          193,057          858             85.80%

              Fund VIII         365,167          982             98.16%

              Fund GdYr         214,644          804             80.39%

              Fund IX           888,438          824             82.41%

              Fund X          1,773,043          774             77.40%

              Fund XI         1,089,864          772             77.17%
                             ----------
              TOTAL          $4,980,370

         The principal amount of Notes offered to the Limited Partners is based on the value the Limited Partners of each Partnership could reasonably expect to realize in the event of the orderly liquidation of the properties of their Partnerships. See "THE MERGER - Allocation of Consideration - the Notes." Pursuant to the Note Restriction, up to an aggregate of $4,980,370 in principal amount of Notes may be issued in the event of 100% partnership participation. The impact of the issuance of the Notes on cash distributions under various assumptions on a pro forma basis is set forth in "Pro Forma Financial Information", included with the Prospectus. No secondary market for the Notes is expected to exist upon consummation of the Merger.

         The following is a summary of the terms and conditions of the Notes.

Interest Rate:      6.0% per annum from and including the date of original
                    issuance (on the Closing Date).

Terms of            Payable, interest only, quarterly until December 31, 2004,
Payment:            when the entire unpaid balance of principal and interest on the Notes is due and payable.

Prepayment          AmREIT may prepay the Notes in full or in part at any time
Rights:             and upon 30 days prior written notice, payment of the unpaid balance of principal and interest due on the date of redemption.

Conversion to       The Notes are convertible into Shares at the election of the
Common Shares:      note holder at a price of $11.50 per common share.

Nature of           The Notes are general unsecured obligations of AmREIT and
Obligation:         payment of the Notes is not guaranteed by any person.

AmREIT              The Notes are subject to certain covenants by AmREIT,
Covenants:          including the covenant to apply any net cash proceeds
                    received from its sale or other disposition of the properties acquired from the Participating Partnerships to the repayment of the Notes.

Loan Agreement:     The Notes will be issued subject to the Loan Agreement
                    pursuant to which the Holders of the Notes must appoint a Trustee to exercise certain rights.

                                          THE FAIRNESS OPINIONS

AMREIT BISHOP-CROWN FAIRNESS OPINION. The Independent Directors received the written opinion of Bishop-Crown Investment Research, Inc. to the effect that, as of the date of such opinion, based on Bishop-Crown's review and subject to certain limitations stated in the opinion, the consideration to be paid by AmREIT pursuant to the Merger was fair to AmREIT from a financial point of view.

                    Bishop-Crown was retained to render the fairness opinion based upon its reputation as a financial advisory firm with experience in the valuation of businesses and their securities in connection with mergers and acquisitions and for other purposes, and has substantial experience with respect to REITs and other real estate companies and in transactions similar to the Merger, and because of Bishop-Crown's familiarity with AmREIT and its operations.

                    AmREIT has agreed to pay Bishop-Crown a fee of $37,500, which is payable regardless of whether the Merger is consummated, and to indemnify Bishop-Crown against certain liabilities, including liabilities under federal securities laws. For additional information concerning Bishop-Crown and its opinion, see "Fairness Opinions -- Bishop-Crown Fairness Opinion" and the form of Bishop-Crown's opinion attached hereto as Annex 4. The opinion of Bishop-Crown should be read in its entirety with respect to the assumptions made, matters considered and limits of the reviews undertaken by Bishop-Crown in rendering its opinion.

THE                 THE HOULIHAN FAIRNESS OPINIONS. The General Partner has
PARTNERSHIPS        solicited and the Merger is conditioned upon receipt of the
                    Houlihan Fairness Opinions to the effect that, as of the date of such opinion, the aggregate consideration to be received by the Limited Partners in connection with the Merger is fair to the Limited Partners of each Partnership from a financial point of view. The General
                    Partner retained Houlihan because of Houlihan's experience in the valuation of businesses and their securities in connection with mergers and acquisitions, and valuations for corporate purposes especially with respect to REITs and other real estate companies. The Partnerships have collectively agreed to pay Houlihan $85,000 and to reimburse
                    Houlihan for certain of its out-of-pocket expenses, regardless of whether the Merger is consummated and to indemnify Houlihan against certain liabilities, including liabilities under the federal securities laws. For additional information concerning Houlihan and its opinions, see the "The Fairness Opinions" and "-- Houlihan Fairness
                    Opinion," and the form of Fairness Opinions, dated as of __________, 1998, attached hereto as Annex 5.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         The Merger involves numerous federal income tax consequences to the Limited Partners and the shareholders of AmREIT. For a complete discussion describing these consequences, see "Material Federal Income Tax Aspects." The material federal income tax consequences of the Merger include the following:

                    o The taxable Limited Partners will realize taxable gain or loss in the Merger (which may be ordinary or capital in nature), but will not receive cash from the Merger (other than cash received in lieu of fractional Shares) to pay any taxes due on any taxable gain. Any gain or loss will be recognized in the year the Merger is consummated.

                    o The amount of gain or loss recognized by a Limited Partner will be based upon the deemed sale of assets owned by the respective Partnership and, as applicable, the extent to which the fair market value of the Shares distributed to the Limited Partner exceeds the Limited Partner's adjusted tax basis in his or her Units.

                    o As a REIT, AmREIT will be entitled to a tax deduction for distributions made to its shareholders. To continue to qualify as a REIT, however, AmREIT must satisfy income, asset and ownership tests imposed by the Code. Failure to so qualify will result in the loss of such deduction for distributions paid as well as additional tax on REIT income and reduced or no distributions to shareholders.

                    o REIT distributions received by taxable shareholders should be treated as portfolio income. Such distributions should not be treated as UBTI to certain tax-exempt shareholders (subject to certain exceptions which may be applicable to pension-trusts).

         Deloitte & Touche LLP ("Deloitte") will deliver as of the Closing Date of the Merger an opinion which is summarized as follows: (1) AmREIT met the requirements for qualification and taxation as a REIT under the Code for its taxable year ended December 31, 1997; (2) AmREIT's diversity of equity ownership, operations through the date of closing of the Merger and proposed method of operation for future periods should allow it to qualify as a REIT for its taxable year ending December 31, 1998; and (3) the consummation of the Merger will not result in AmREIT's failure to continue to satisfy the requirements for qualification as a REIT for federal income tax purposes. Rushall & McGeever, APC, special counsel to AmREIT, will deliver its opinion to AmREIT that the discussion contained under the caption "Material Federal Income Tax Consequences" accurately reflects existing law and fairly addresses the
material federal income tax issues described therein.   See "MATERIAL FEDERAL
INCOME TAX ASPECTS."

                          EFFECTIVE TIME OF THE MERGER

         As soon as practicable after satisfaction of all conditions to consummation of the Merger (see "The Merger -- Conditions to Consummation of the Merger"), the parties will file articles of merger with the Secretary of State of the states of Nebraska and Texas. For Nebraska and Texas state law purposes, the Merger will become effective upon the later of the filing of articles of merger described above, or at such later time which AmREIT and the general partners shall have agreed upon and designated in such filings in accordance with applicable law (the "Effective Time"). For all other purposes, the Merger will be effective as soon as practical after it has been approved by the shareholders of AmREIT and the Limited Partners of the respective Partnership. AmREIT and the Partnerships each has the right, acting unilaterally so long as it has not willfully and materially breached the Merger Agreement, to terminate the Merger Agreement should the Merger not be consummated by the close of business on December 31, 1998. See "THE MERGER -- Extension, Waiver and Amendment; Termination."

            MANAGEMENT, OPERATIONS AND HEADQUARTERS AFTER THE MERGER

         Following the Merger, the Directors of AmREIT prior to the Merger will continue to serve as Directors of AmREIT. The executive officers of AmREIT prior to the Merger will continue to serve as the executive officers of AmREIT after the Merger.

         Following the Merger, the headquarters of AmREIT will continue to be located in Houston, Texas at the current headquarters of AmREIT.

                    CONDITIONS TO CONSUMMATION OF THE MERGER

         The respective obligations of AmREIT and the Partnerships to effect the Merger are subject to the satisfaction of certain conditions (none of which may be waived), including the following: (i) the Merger Agreement shall have been approved by the shareholders of AmREIT and the Limited Partners of the Participating Partnerships; (ii) the California Commissioner of Corporations shall have found the Merger to be fair, just and equitable after the fairness hearing; (iii) all other approvals to carry out the transactions contemplated by the Merger Agreement shall have been obtained; (iv) none of the parties shall be subject to an order or injunction prohibiting the Merger; and (v) all material actions by or in respect of or filings with any governmental entity required for consummation of the Merger shall have been obtained or made.

         Consummation of the Merger is also subject to the satisfaction or waiver of certain other conditions, including, among others: (i) the representations and warranties in the Merger Agreement of each of the parties shall be true and correct as of the Closing Date; (ii) each party shall have performed its obligations contained in the Merger Agreement; (iii) from and after the date of the Merger Agreement there shall not have occurred any change in the financial condition, business or operations of either party that would have or would be reasonably likely to have a material adverse effect on the business, results of operations or financial condition of such party; (iv) each party shall have received an opinion of counsel; and (v) each party shall have obtained all consents and waivers from third parties necessary to consummate the Merger.

         If any material conditions to the Merger are waived by the parties, the parties shall resolicit Consents from the waiving party's shareholders or Limited Partners, as applicable.

         If any one Partnership approves the Merger, AmREIT will, subject to the terms and conditions of the Merger Agreement, consummate the Merger with the one Participating Partnership. See "THE MERGER -- Conditions to Consummation of the Merger."

                        ANTICIPATED ACCOUNTING TREATMENT

         The Merger will be accounted for by using the purchase method in accordance with Accounting Principles Board Opinion No. 16. See "THE MERGER -- Anticipated Accounting Treatment."

                     CONDUCT OF BUSINESS PENDING THE MERGER

         Each of AmREIT and the Partnerships has agreed in the Merger Agreement to operate its business in the ordinary course and to refrain from taking certain actions relating to the operation of its business pending consummation of the Merger without the prior approval of the other party, except as otherwise permitted by the Merger Agreement. See "THE MERGER -- Conduct of Business Pending the Merger."
                                MERGER EXPENSES

         The Merger Expenses of the Merger, including legal and accounting fees, and printing and solicitation costs are estimated to total $450,00. AmREIT's share of the Merger Expenses is (estimated to total $300,000) (the "AmREIT Expenses"). The AmREIT Expenses will include all Merger costs except the costs of the Houlihan Fairness Opinions, the Partnerships' accounting costs (and other miscellaneous costs, if any) which will be allocated the Partnerships based on their respective net Asset Values (the "Partnership Expenses"). In addition, each Partnership will bear its own direct Partnership costs including Partner communications. The General Partner must pay or reimburse each Partnership not electing to participate in the Merger its allocated share of the Partnership Expenses.

                               TERMINATION RIGHTS

         The Merger Agreement provides that it may be terminated prior to the Effective Time, for good reason, as defined. In the event a party so terminates the Merger Agreement, it may be required to pay the non-terminating party liquidated damages in a specified amount. In the case of AmREIT, such liquidated damages are equal to 120% of the Partnerships' Proportionate Share of the Merger Expenses. In the case of the Partnerships, the liquidated damages is the Partnerships' Proportionate Share of $500,000. See "THE MERGER -- Effect of Termination and Abandonment."

                   COMPARISON OF THE PARTNERSHIPS AND AMREIT

         The information below highlights a number of significant differences between the Partnerships and AmREIT relating, among other things, to form of organization, investment objectives, policies and restrictions, asset diversification, capitalization, management structure, compensation and investor rights. These differences are discussed in detail under "Comparison of Ownership of Units, Shares and Notes." That section of the Prospectus also includes a summary comparison of the legal rights associated with the ownership of Units, Shares and Notes.

-------------------------------------------------------------------------------------------------------------
                                    LIMITED PARTNERSHIP                              AMREIT
     CHARACTERISTIC                        (UNITS)                              (SHARES AND NOTES)
-------------------------------------------------------------------------------------------------------------
 General Business         o  Acquiring, owning, operating and       o  Acquiring, developing, owning,
                             managing single tenant, commercial        operating and self-managing
                             real estate under long-term net           commercial real estate including
                             lease.                                    multi-tenant properties.
-------------------------------------------------------------------------------------------------------------
 Liquidity and            o  No established market                  o  Possible future market for shares; no
 Transferability          o  Transfer of Units restricted              likely market for Notes
                                                                    o  Shares freely transferable; Notes
                                                                       freely transferable
-------------------------------------------------------------------------------------------------------------
 Property Portfolio       o  Known investments                      o  Specified present investments;
                          o  Static investment                         unspecified future investments
                          o  Limited diversification                o  Investment flexibility
                          o  No reinvestment, no ability to grow    o  Greater diversification
                                                                    o  Reinvestment, ability to grow
-------------------------------------------------------------------------------------------------------------
 Borrowing                o  No ability to borrow                   o  Debt of approximately 50% of real
                          o  Partnerships have no debt                 estate assets, may borrow funds as
                                                                       determined by management;
                                                                       Shareholders subject to the risks
                                                                       associated with debt, including
                                                                       increased debt service
                                                                       and potential for default
-------------------------------------------------------------------------------------------------------------
 Form of Organization     o  Fund IX and Fund X are Nebraska        o  Maryland corporation
                             limited partnerships
                          o  Others are Texas limited partnerships
-------------------------------------------------------------------------------------------------------------
 Duration                 o  7 to 10 years or more                  o  Perpetual, subject to dissolution by
                                                                       majority vote of Shareholders
-------------------------------------------------------------------------------------------------------------
 Federal Taxation         o  Partnership is not subject to federal  o  As REIT, not subject to federal tax
                             tax; Partners subject to federal tax      on earnings (no deduction for
                             on allocated share of Partnership         dividends); Shareholders subject to
                             income                                    federal income tax to extent of
                                                                      dividends paid


-------------------------------------------------------------------------------------------------------------
 State Tax Withholding    o  Some states require withholding on     o  No withholding
                             distributions
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                    LIMITED PARTNERSHIP                              AMREIT
     CHARACTERISTIC                        (UNITS)                              (SHARES AND NOTES)
-------------------------------------------------------------------------------------------------------------
 State Tax Filings by     o Generally passive income                o  Generally not required in states in
 Investors                                                             which properties are owned or solely
                                                                       because of ownership of Shares or
                                                                       Notes
-------------------------------------------------------------------------------------------------------------
 Tax Characterization     o Generally passive income                o  Portfolio income
 of Income
-------------------------------------------------------------------------------------------------------------
 Tax Reporting            o Schedule K-1s                           o  Form 1099-DIV for Shares and Form
                                                                       1099-INT for Notes
-------------------------------------------------------------------------------------------------------------
 Distributions            o Quarterly distributions, subject to     o  Regular quarterly dividends on
                            Partnership capital needs and              Shares;
                            contingencies.                            quarterly interest payments on Notes

-------------------------------------------------------------------------------------------------------------
 Management               o Vested in General Partner; Limited      o  Vested in Board of Directors elected
                            Partners may remove General Partner        annually by Shareholders; no
                            but must purchase his Partnership          requirement to purchase a removed or
                            interest.                                  non-reelected Director's shares
-------------------------------------------------------------------------------------------------------------
 Related Party            o Permitted, subject to restrictions in   o  Permitted, subject to restrictions in
 Transactions               Partnership Agreements                     Governing Documents and review by
                                                                       non-interested Directors; no
                                                                       restriction in Notes
-------------------------------------------------------------------------------------------------------------
 Voting                   o Limited voting rights; one vote per     o  One vote per Share; Notes have no
                            Unit;                                      voting rights
-------------------------------------------------------------------------------------------------------------
 Management               o Property management fee based on        o  Salaries and/or other compensation
 Compensation               gross rental receipts from                 set by the Board of Directors
                            properties.
                          o Administrative fee and/or
                            reimbursements.
                          o Distributions based on gross receipts
                            from operations to General Partner
                          o Reimbursement of expenses to General
                            Partner
-------------------------------------------------------------------------------------------------------------
 Expenses                 o All direct Partnership expenses paid    o  All direct REIT expenses paid by
                            by Partnership                             AmREIT
-------------------------------------------------------------------------------------------------------------

----------

                                  RISK FACTORS

      In considering whether to approve the Merger Agreement, AmREIT's shareholders and the Limited Partners should carefully consider, in addition to the information included elsewhere in this Prospectus, the following:

RISKS ASSOCIATED WITH THE MERGER

      POTENTIAL CHANGES IN DISTRIBUTION LEVELS FOR LIMITED PARTNERS. Limited Partners becoming shareholders of AmREIT may not continue to receive cash distributions at the same levels that distributions were received from the Partnerships. AmREIT, in order to qualify as a REIT, is required to distribute with respect to each taxable year distributions (other than capital gain distributions) to its shareholders in an aggregate amount at least equal to (I) the sum of (A) 95% of its "REIT taxable income" (computed without regard to the dividends paid deduction and its net capital gain) and (B) 95% of the net income (after tax), if any, from foreclosure property, if any, minus (ii) the sum of certain items of non-cash income. Such distributions must be paid in the taxable year to which they relate, or in the following taxable year if declared before AmREIT timely files its federal income tax return for such year and if paid on or before the first regular distribution payment date after such declaration. To the extent that AmREIT does not distribute all of its net capital gain or distributes at least 95%, but less than 100%, of its "REIT taxable income," as adjusted, it will be subject to tax thereon at regular corporate tax rates. Furthermore, if AmREIT should fail to distribute during each calendar year at least the sum of (I) 85% of its REIT ordinary income for such year, (ii) 95% of its REIT capital gain income for such year and (iii) any undistributed taxable income from prior periods, it would be subject to a 4% nondeductible excise tax on the excess of such required distribution over the amounts actually distributed. Although AmREIT intends to continue paying quarterly cash distributions at current levels in the future, there is no assurance it will be able to do so. Also, given the uncertainties related to the Merger and AmREIT's business, it is impossible to predict with certainty the impact of the Merger upon the distributions to Limited Partners who receive Shares in the Merger.

      UNCERTAINTIES AT THE TIME OF VOTING AS TO PARTICIPATION OF PARTNERSHIPS. Consummation of the Merger is subject to the satisfaction or waiver of certain conditions, including, among other things, obtaining the requisite approval of the Limited Partners. If the Limited Partners of more than one of the Partnerships approve the Merger, AmREIT has the obligation (assuming all other conditions to consummation of the Merger are satisfied or waived) to consummate the Merger with each Participating Partnership. If the Limited Partners of only one of the Partnerships approve the Merger, AmREIT has the right, but not the obligation, to consummate the Merger with the one Participating Partnership. The extent to which some of the potential advantages of the Merger will be realized depends in part upon the size of AmREIT's portfolio and the amount of its leverage.

      Because the identity of the Participating Partnerships cannot be known prior to the end of the Special Meetings, the resulting portfolio, business, operations and leverage, among other things, of AmREIT cannot be determined until such time. Limited Partners, therefore, cannot know at the time of voting precisely the extent to which the actual level of participation may affect AmREIT's business and operations. The greater the number of Participating Partnerships, the more assets AmREIT will acquire, resulting in a larger and more diversified portfolio, with a greater diversification of operating risks. Conversely, the fewer the number of Participating Partnerships, the fewer assets AmREIT will acquire, resulting in a smaller and less diversified portfolio with less diversification of operating risks. This uncertainty makes it difficult for the Limited Partners to make an informed decision regarding the ultimate nature of AmREIT's portfolio and the financial and operating risks to which its business will be subject.

      The following four of the many possible combinations (scenarios) are presented in order to illustrate the differing levels of assets and leverage which would result assuming the levels of Partnership participation stated. The amounts are based upon assumptions in the Pro Forma Financial Information as of March 31, 1998 included in this Prospectus.

                          100% ACCEPTANCE    100% ACCEPTANCE    50% ACCEPTANCE  50% ACCEPTANCE
                             (NO NOTES)      (MAXIMUM NOTES)      (NO NOTES)    (MAXIMUM NOTES)
                          ---------------    ---------------    --------------  ---------------
    Total Assets            $53,483,880        $53,483,880       $42,114,409      $42,114,409

    Total Debt                9,118,884         14,129,850         9,118,884       11,619,867

    Shares Outstanding        5,222,572          4,621,148         3,719,012        3,418,300
                            -----------        -----------       -----------      -----------
    Leverage Ratio                17.05%             26.40%            21.65%           27.59%
    (Debt to Assets)

      As illustrated above, the leverage ratios range from 17.05% in the event of 100% participation, no notes issued to 27.59% in the event of 50% participation and the Maximum Notes issued. Total assets range from $51,843,248 to $33,320,584. As total assets increase, operating risk will increase due to the larger and more diversified portfolio.

      POSSIBLE DISAGREEMENT AS TO PARTNERSHIP VALUATIONS. Limited Partners are subject to the risk that the Net Asset Values of the Partnerships, which were negotiated by the common management of the Partnerships and AmREIT, do not properly reflect the value of each Partnership's assets and, accordingly, the Partnerships in the aggregate may not have received sufficient Shares consistent with the actual value of their assets. The allocation of the Net Asset Values among the Partnerships may result in certain of the Partnerships receiving more than, and other Partnerships receiving less than, their fair allocation of the Shares.

      CONFLICTS OF INTEREST OF THE GENERAL PARTNER. The General Partner is also an officer, director and significant shareholder of AmREIT, owning approximately 10.62% of AmREIT's issued and outstanding Shares. The General Partner is entitled to receive up to 11,609 shares in connection with part of the Merger, 4,237 shares in general partner interests and 7,372 shares in payment of disposition compensation. In addition, the General Partner will be entitled to receive up to 349,333 shares under the terms of the Adviser Acquisition. Thus, upon completion of the Merger the General Partner could own up to approximately 10.68% of AmREIT's outstanding Shares. The General Partner believes the terms of the Merger are fair to the Limited Partners, and that the ownership and management relationships did not influence the General Partner in recommending that the Limited Partners approve the Merger.

      LACK OF INDEPENDENT REPRESENTATION FOR EACH PARTNERSHIP. The terms of the Merger have been negotiated by the General Partner (who is also an Affiliate of AmREIT) on behalf of the Partnerships and by the Independent Directors on behalf of AmREIT. Thus, each Partnership was not separately represented by parties independent of AmREIT in structuring and negotiating the terms of the Merger. Each of the corporate general partners of the Partnerships is majority owned and controlled by the General Partner. The General Partner did not arrange for separate representation for each Partnership because the General Partner believes that (I) the Houlihan Fairness Opinions, (ii) the right of Limited Partner's who believe that the applicable Exchange Ratio does not provide such Limited Partners a number of Shares equal to the fair value of their Units to receive Notes, (iii) the allocation of Shares to each Participating Partnership, and (iv) the expected benefits to Limited Partners from the Merger offset any detriment arising from such conflicts of interest or the absence of an independent representative. However, had separate representation been arranged for each Partnership, the terms of the Merger might have been different and possibly more favorable to the Limited Partners. See "CONFLICTS OF INTEREST." In addition, if separate representation had been arranged for each Partnership, issues unique to the value of a given Partnership might have received greater attention during the structuring of the Merger, and there might have been adjustments in the Net Asset Value allocated among the Partnerships, thereby increasing or decreasing the number of Shares allocable to such Partnership.

      RISKS ASSOCIATED WITH FUNDAMENTAL CHANGE IN NATURE OF INVESTMENT. Limited Partners who receive Shares in the Merger will have fundamentally changed the nature of their investment. These changes include the following:

             Infinite Life REIT. While each of the Partnerships was formed as a finite-life investment, with Limited Partners to receive regular cash distributions from the Partnership's net operating income and special distributions upon liquidation of the Partnership's real estate investments, AmREIT intends to operate for an indefinite period of time and has no specific plans for the sale of its investments. Further, AmREIT is not expected to make any special distributions of liquidation proceeds, unless it is required to make such a distribution to maintain its REIT status. Instead of having investments liquidated through the liquidation of AmREIT's assets, shareholders should expect to be able to liquidate their investment in AmREIT only through the sale in the public market of the Shares, and the amount realized through the sale of the Shares may not be equal to the amount that would have been realized by the shareholders through the sale of AmREIT's assets. Shareholders will thus be subject to the market risks of all public companies, particularly in that the value of their equity securities may fluctuate from time to time depending upon general market conditions and AmREIT's future performance.

             Fundamental Change in Nature of Investment from Pass-through to REIT. Limited Partners who become traditional shareholders will have fundamentally changed the nature of their initial investment from an entity that is a pass-through entity for federal income tax purposes to an investment in a REIT, which in general is not a pass-through entity for federal income tax purposes, with the exception of certain undistributed long-term gains. Such Limited Partners, as shareholders of AmREIT, will be unable to deduct any losses realized by AmREIT on their individual federal income tax returns.

             AmREIT's Business Objectives Differ from Partnership Business Objectives. AmREIT has different business objectives than the Partnerships. While the Partnerships had an objective of capital appreciation, AmREIT intends to grow not only through capital appreciation, but also through a continuous program of owning and operating real properties, which may include the selling of existing properties and the acquisition of additional properties. AmREIT intends to invest in additional real properties by raising additional capital, borrowing and reinvesting sales proceeds. Raising additional capital involves the risk of diluting the existing shareholders' percentage interest in AmREIT, while borrowing involves the risks associated with leverage. AmREIT plans to increase its leverage up to approximately 50% of the value of the real property acquired in the Merger and acquire new property(ies) using such borrowed funds.

             Changes in Investment Objectives and Policies. The investment and financing policies of AmREIT and its policies with respect to all other activities, including its growth, debt, capitalization, distribution and operating policies, will be determined, from time to time subject to the Stated Investment Policies, by AmREIT's Board of Directors. Although the Board has no present intention to do so, these policies may be amended or revised at any time and from time to time at the discretion of the Board without a vote of the shareholders. See "AMREIT AND ITS BUSINESS--AmREIT's Investment Objectives." A change in these operating policies could adversely affect AmREIT's financial condition or results of operations or the market price of its Shares.

             Loss of Rights by Limited Partners. The rights of the Limited Partners are presently governed by either Nebraska or Texas law and the Partnership Agreement of each respective Partnership. After consummation of the Merger, the rights of the holders of Units that are converted into Shares will be governed by Maryland law, AmREIT's Articles of Incorporation and Bylaws. Certain differences may reduce certain existing rights of Limited Partners. Examples of these differences include: (I) the Partnership Agreements of the Partnerships require the distribution of net cash from operations and the net proceeds from refinancing of properties, unlike the governing documents of AmREIT which do not require distributions under similar circumstances, with the payment of such distribution being subject to the discretion of Independent Directors and the distribution requirements of the Code relating to maintaining REIT status; (ii) unlike the Partnership Agreement of each Partnership, which requires that each Partnership must distribute net proceeds from the sale or refinancing of properties, AmREIT's governing documents do not contain a similar requirement and AmREIT currently does not intend to distribute the net proceeds resulting from the sale or refinancing of properties, but rather to use such proceeds to acquire additional properties or for working capital purposes; (iii) Limited Partners expect liquidation of their investment when the assets of the Partnership are liquidated, unlike shareholders who may liquidate their investment by trading Shares in the open market rather than through the liquidation of AmREIT's assets; and (iv) whereas the Partnerships are not authorized to issue additional equity securities other than the Units, AmREIT has substantial flexibility to issue additional equity securities and shareholders, unlike Limited Partners, face the risk of dilution by the issuance of such securities. See "COMPARISON OF OWNERSHIP OF UNITS, SHARES AND NOTES."

             Less Limitations on Management of AmREIT. Currently, the fees and other compensation which may be paid by a Partnership to the General Partner and his Affiliates is limited by its Partnership Agreement. As members of management of AmREIT, there is no limitation on the salaries or other compensation which AmREIT may pay these persons so long as such compensation is fair and reasonable and in the best interests of AmREIT as determined by its board of directors. Accordingly, the General Partner and his Affiliates may receive greater compensation over the term of their service to AmREIT than they would if the Merger were not consummated. See "COMPARISON OF OWNERSHIP OF UNITS, SHARES AND NOTES" and "AMREIT AND ITS BUSINESS--MANAGEMENT."

      THE MERGER IS A TAXABLE EVENT. All taxable Limited Partners who participate in the Merger will be involved in a taxable transaction resulting in either taxable income or loss for each Limited Partner. However, no gain or loss should be currently recognized by tax exempt Partners. The Merger will result in realization of gain or loss to the Partnership based on the difference between (I) the sum of the fair market value of Shares deemed received by the Partnership and the Partnership liabilities assumed by AmREIT, and (ii) the Partnership's adjusted tax basis in its assets. Each Limited Partner (except, as discussed below, certain tax-exempt Limited Partners) generally will recognize his/her allocable share of such gain or loss based upon his/her respective interest in the Partnership. Additionally, each such Limited Partner will recognize taxable gain to the extent that the fair market value of the Shares received by such Limited Partner exceeds such Limited Partner's adjusted tax basis in his/her Units. Gain or loss recognized by the Limited Partners will be treated as passive income or loss. Although Limited Partners should be treated as having disposed of their entire interest in the Partnership's activity for purposes of "freeing up" suspended passive losses from such activity, such results are uncertain. See "MATERIAL FEDERAL INCOME TAX ASPECTS."

      Based on AmREIT's representation that the Partnerships do not hold their properties for resale in the ordinary course of business, the Merger should not result in recognition of UBTI by certain tax-exempt Limited Partners that do not hold their Units as a "dealer" or acquired such interests with debt-financed proceeds. Certain tax-exempt organizations, however, do not qualify for such treatment. See "MATERIAL FEDERAL INCOME TAX ASPECTS."

      NO CASH DISTRIBUTIONS TO LIMITED PARTNERS. The Merger will result in taxable income or loss to each Limited Partner. Because the Merger will result in an exchange of Units for Shares, no Limited Partner will receive cash (other than cash received in lieu of fractional Shares) in the Merger to pay any taxes due on any taxable income arising as a result of the Merger. Thus, a Limited Partner may be required to sell Shares or liquidate other investments in order to pay the taxes arising from such taxable income.

      VALUE OF SHARES. Uncertainty as to the value of the Shares and the prices at which AmREIT's Shares may trade in the event a regular secondary market for the Shares is established cannot be predicted with certainty, and there is no assurance that such Shares would not trade below the Net Asset Value per Share of AmREIT. See "THE MERGER."

      DISPROPORTIONATE EFFECT OF INACCURATE VALUATION. The estimated Net Asset Values are one of a number of possible reasonable estimates of the fair value of AmREIT and the Partnerships. Therefore, it is possible that these estimated values would differ from the actual value which could be realized by the Limited Partners from a sale of their Partnership's net assets to an unrelated party in a transaction negotiated at arm's length. In the event these estimated values of the Partnerships are less than such actual fair value, the undervaluation would favor AmREIT. Conversely, to the extent the estimated values are overvaluations of the Partnerships, the Merger would favor the Partnerships in general and among the Partnerships, those having the longer real property portfolios.

      POSSIBLE UNDISCLOSED LIABILITIES ASSUMED BY AMREIT. At closing, AmREIT will assume the liabilities of the Participating Partnerships. Any liabilities of the Partnerships are to be disclosed in the balance sheets prepared prior to closing and used by the Partnerships to determine the Partnerships' Net Cash as of the Effective Time. Such balance sheets may, however, not disclose all liabilities of the Partnerships and, in the case of known but contingent liabilities, not provide for adequate reserves to satisfy such obligations when fixed in amount. Undisclosed and/or contingent liabilities might include, among others, claims for cleanup or remediation of unknown environmental conditions, tenant or vendor claims for pre-Merger activities, unpaid liabilities unintentionally omitted from the closing balance sheets, claims for indemnification by the General Partners and other indemnified parties for pre-Merger events, and claims for undisclosed title defects.

      EXPENSES OF THE MERGER. Expenses associated with a successful Merger are expected to total approximately $450,000 for all parties. Except for the costs of the Houlihan Fairness Opinions, the Partnerships' accounting costs and any certain other costs. The total of these costs to be borne by the Partnerships is estimated to be $150,000. These costs will be allocated among the Partnerships based on their relative Net Asset Values. In addition to each Partnership's allocable share of these Partnership expenses
(a Partnership's "Proportionate Share"), each Partnership will bear its own direct expenses for Partner communications and correspondence. If a

Partnership does not elect to participate in the Merger Agreement, the General Partner must pay or reimburse that Partnership's Proportionate Share.

      MAJORITY VOTE BINDS EACH PARTNERSHIP. All Partnerships must approve the Merger by a vote of the holders of a majority of the Units of each Partnership. If the Merger is approved, Limited Partners who do not properly deliver their Partnership Consent and/or voted against the Merger, will have their Units converted into Shares. The Units of each Partnership held by the General Partner and his Affiliates will be entitled to vote at the Partnership Special Meeting. The General Partner and his Affiliates will vote these Units in favor of the Merger.

      PARTICIPATING LIMITED PARTNERS WILL FOREGO THE ALTERNATIVES TO THE MERGER. There are alternatives to the Merger, such as continuing the Partnerships as they are, liquidating the Partnerships or merging them into a newly-formed entity. The benefits of these alternatives are avoiding certain of the expenses of the Merger and avoiding the risks associated with the Merger of the Partnerships. Retaining the finite-life feature of the Partnerships would allow investors to eventually receive liquidation proceeds from the sale of the Partnerships' properties, and a Limited Partner's share of these sale proceeds could be higher than the amount realized from a sale of an equivalent number of the Shares.

      TERMINATION PAYMENTS IF MERGER FAILS TO OCCUR. No assurance can be given that the Merger will be consummated. The Merger Agreement provides for the payment by a Partnership or by AmREIT of liquidated damages in a specified amount in the event such party terminates the Merger Agreement under certain circumstances. The liquidated damages amount in the event a Partnership terminates the Merger Agreement under such circumstances is its Proportionate Share of $500,000. The obligation to make such payment may adversely affect the ability of any of the Partnerships or AmREIT to engage in another transaction in the event the Merger is not consummated and may have an adverse impact on the financial condition of AmREIT or the Partnerships incurring such obligation.

RISKS ASSOCIATED WITH AN INVESTMENT IN AMREIT

      LACK OF SIGNIFICANT OPERATING HISTORY AS SELF-MANAGED REIT. While AmREIT was formed on August 17, 1993 and commenced business in May 1994, it has been operating as a self-managed REIT only since June 5, 1998. Its operating history under self-management is, therefore, limited. Executive officers and the majority of the Directors of AmREIT have had experience in acquiring, developing, leasing and managing properties, but have only approximately 4 years experience in managing and operating a real estate investment trust.

      DISTRIBUTIONS IN EXCESS OF INCOME AND/OR FUNDS FROM OPERATIONS. Although AmREIT anticipates that it will continue to generate income from operations in the future based on current growth plans, there can be no assurance to the Limited Partners that it will be able to do so. Furthermore, in the past, AmREIT has made distributions to its shareholders in amounts exceeding its Funds From Operations and net income for the periods to which such distributions relate.

      LIMITATIONS ON LEVERAGE. AmREIT's organizational documents do not quantitatively limit the amount or percentage of indebtedness AmREIT can incur. AmREIT could become more highly leveraged, resulting in an increase in debt service that could adversely affect AmREIT's ability to make distributions to its shareholders and would result in an increased risk of default on its obligations. Subject to other existing loan documents, AmREIT may and intends to borrow funds in the future, through secured and/or unsecured credit facilities, to finance its property investments. In the event such borrowings require balloon payments, the ability of AmREIT to make such payments will depend upon its ability to sell or refinance its properties for amounts sufficient to repay such loans. In addition, the payment of debt service in connection with any borrowings may adversely affect cash flow and the value of the Shares. Also, AmREIT has agreed as a condition for registering the sale of its shares under certain state securities laws, not to incur indebtedness, if after doing so, AmREIT's total indebtedness would exceed three hundred percent (300%) of AmREIT's Net Assets. The use of borrowed funds in the purchase of properties is referred to as "Leverage."

      At March 31, 1998, AmREIT had a total of $8,918,884 of debt outstanding, all of which was unsecured. This debt represented approximately 29.08% of AmREIT's total assets. At March 31, 1998, the Partnerships had no material debt outstanding. See "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF AMREIT."

      On a post-Merger pro forma basis, AmREIT would have outstanding approximately $8.9 million of unsecured and/or secured debt would equal approximately 15.8% of AmREIT's total assets, assuming all of the Partnerships participate and the maximum amount of Notes are issued. The debt in general contains cross default and cross collateralization provisions, whereby default on one would constitute an event of default on the other loans.

      Most of AmREIT's current debt is pursuant to a $15,000,000 line of credit with Compass Bank of Houston, Texas. The terms of this line include a variable interest rate based on the 30-day LIBOR rate plus 200 basis points. According to the terms of the line, borrowings mature in one year and, if not repaid, allow the lender to move such borrowings into a securitized mortgage pool. AmREIT intends to refinance this borrowing prior to maturity with proceeds from future permanent financings or equity offerings.

      The issuance of debt securities or additional equity interests by AmREIT will be made at such times and under such terms as the Board determines to be in the best interests of AmREIT. It is possible that any such issuance may result in dilution of the equity of the Shareholders. AmREIT will not, however, issue any debt securities or additional mortgage debt which would increase the Leverage of AmREIT above specified limits on REIT indebtedness, and in any event will not issue such securities unless the historical or substantiated future cash flow of AmREIT, excluding extraordinary items, is sufficient to cover the interest on the debt securities.

      RISKS OF LEVERAGE. Following an acquisition, AmREIT intends to increase its borrowings by amounts up to approximately 50% of the value of the properties acquired in the Merger.

      The effects of utilizing leverage are to increase the number of properties that may be acquired with funds available for investment, to increase the potential for gain, to increase the aggregate amount of depreciation available to AmREIT and to increase the risk of loss. Also, while higher leverage should enable AmREIT to acquire a greater number of investments, AmREIT would need to utilize greater funds to make debt service payments resulting from such higher leverage, which could result in less funds available for distributions to the Shareholders. To the extent that AmREIT uses leverage or increased amounts of leverage in the purchase of its properties, the potential for gain and risk of loss will be increased accordingly. If AmREIT defaults on secured indebtedness, the lender may foreclose, and AmREIT could lose its investment in the property. Mortgage market conditions and the policies of the Federal Reserve Board may in the future make it difficult to obtain mortgages on acceptable terms.

      RISK OF ACCELERATION OF MORTGAGE FINANCING. In purchasing properties subject to financing, AmREIT may obtain financing with "due-on-sale" and/or "due-on-encumbrance" clauses which, upon future refinancing or sale of the properties, may cause the maturity date of such mortgage loans to be accelerated and such financing to become due. In such event, AmREIT may be required to sell its properties on an all-cash basis, to acquire new financing in connection with the sale, or to provide seller financing. It is not the intent of AmREIT to provide seller financing, although it may be necessary or advisable in certain instances. It is unknown whether the holders of mortgages encumbering AmREIT's investment properties will require such acceleration or whether other mortgage financing will be available. Such factors will depend on the mortgage market and on financial and economic conditions existing at the time of such sale or refinancing.

      RISKS OF BALLOON PAYMENT OBLIGATIONS. AmREIT may seek to acquire properties which are subject to mortgage loans which have a term of not less than five (5) years, which provide for the amortization of the entire loan principal, or a substantial portion thereof, prior to maturity, or which do not require a balloon payment (i.e., a substantial lump sum principal payment) to be paid within the anticipated holding period for the property. Nevertheless, AmREIT may incur borrowing not meeting the foregoing standards if a majority of the Independent and Disinterested Directors deem it to be in the best interests of AmREIT. Such mortgages involve greater risks than mortgages whose principal amount is amortized over the term of the loan, since the ability of AmREIT to repay the outstanding principal amount at maturity may be dependent upon AmREIT's ability to obtain adequate refinancing or to sell the property, which will in turn be dependent upon economic conditions in general and the value of the underlying properties in particular. There is no assurance that AmREIT will be able to refinance any such balloon payment mortgages at maturity. Further, a significant shrinkage in the value of the underlying property could result in a loss of the property by AmREIT through foreclosure.


      If AmREIT is unable to refinance a balloon loan at maturity, it may be forced to sell the Property securing repayment of the balloon loan (or another Property), which sale would be affected by economic conditions in general and possibly by the availability of financing to the purchaser. There is no assurance that the proceeds of such sale would be sufficient to repay fully the balloon loan. Any such refinancing or sale may affect the rate of return to Shareholders and such sale may affect the projected time of disposition of AmREIT's assets. To the extent that Properties are subject to balloon mortgages, AmREIT's objective of increasing equity through the reduction of mortgage debt on such Properties may be more difficult to achieve.

      DISTRIBUTIONS AS RETURN OF CAPITAL. If AmREIT generates cash from its operations and thereafter distributes the cash to its shareholders in the form of distributions, a portion of those distributions will be deemed to be a return of capital to the extent the distribution exceeds net income as defined by generally accepted accounting principles. The return of capital on a GAAP basis is calculated based on distributions to shareholders in excess of net income of AmREIT allocated to the shareholders. Non-cash deductions such as depreciation and amortization generally reduce net income of a REIT below distributions creating a return of capital. A return of capital will also have the effect of reducing an investor's tax basis in the investor's Shares.

      UNSPECIFIED FUTURE PROPERTIES. AmREIT presently owns interests in 14 properties and has contracted to acquire one additional property under construction. Upon completion of the Merger, to the extent consummated, AmREIT intends to finance the acquisition by development and/or purchase additional properties. Although AmREIT has established certain criteria for evaluating particular properties to be acquired by AmREIT, as well as the tenants of such properties, the specific properties in which the proceeds of this offering are to be invested have not been identified as of the date of this Prospectus. Therefore, prospective Shareholders may have no information as to the identification or location of specific properties, financing terms or other relevant economic and financial data affecting the properties AmREIT may acquire from such borrowings and little information with respect to the financial performance of the existing properties, which information, if possessed by the prospective Shareholder, would assist such person in evaluating AmREIT.

      PROPOSED FEDERAL TAX LEGISLATION. The President's 1998 fiscal year budget released on February 2, 1998 contains certain proposals relating to the federal income taxation of REITs which, if enacted in the form proposed, could severely restrict and could eliminate entirely certain benefits AmREIT expects to receive as a result of the Adviser Acquisition and/or its possible other activities. AmREIT currently provides certain non-AmREIT related services to others, including certain property management and administration services to the Partnerships. Income generated from these activities would not qualify as permissible income for the purposes of the 95% and 75% income tests. Under current law, if the gross income realized from these activities would not permit AmREIT to satisfy the requirements of the 95% gross income test, AmREIT could cause these services and functions to be provided by a corporation of which AmREIT holds non-voting equity securities entitling it to all or substantially all of the net after tax income resulting from these activities. Such income received by AmREIT through dividends would qualify for the 95% income test. Current federal income tax law, in general, does not restrict the percent of a class of an issuer's non-voting securities a REIT may own. Thus, under current law, through the retention of such non-voting stock, AmREIT could retain most, if not all, of the income net of corporate income tax, generated by non-REIT business activities. Current law does, however, provide that each such non-REIT subsidiary cannot represent more than 5% of AmREIT's assets. It is not anticipated that this limitation will be exceeded. Under the Administration's proposal, these provisions would be amended to prohibit a REIT from owning more than 10% of the value of all classes of securities of an issuer. This proposal, if adopted, would be effective with respect to stock acquired on or after the date of the first committee action. Should this or a similar proposal be adopted and applicable to AmREIT's investments in non-REIT subsidiaries, this avenue of investment would be restricted and/or eliminated entirely. See "MATERIAL FEDERAL INCOME TAX ASPECTS" below.

      FIXED EXPENSES. Interest and required amortization payments on any outstanding debt of AmREIT as well as certain of AmREIT's operating expenses must be paid without regard to AmREIT's profitability. In the event AmREIT does not operate profitably and exhausts its reserves, it may be required to liquidate certain of its investments to pay its fixed expenses, which could have an adverse effect on AmREIT's operation.

      ANTI-TAKEOVER PROVISIONS. The Articles of Incorporation and Bylaws of AmREIT, as well as Maryland Corporate Law, contain a number of provisions that might have the effect of entrenching current management or delaying or discouraging an unsolicited takeover of AmREIT. These provisions include, among others, the following: (a) the power of the Board to issue 10,000,000 Preferred Shares, with such rights and preferences as determined by Independent Directors; (b) the power of Independent Directors to stop transfers and/or redeem Shares under the following conditions: from any shareholder who owns, directly or indirectly, 9.8% or more of the outstanding Shares, from any five or fewer shareholders who own, directly or indirectly, more than 50% of the outstanding Shares and from any other shareholder if Independent Directors otherwise determine in good faith that ownership of the outstanding Shares has or may become concentrated to an extent that may prevent AmREIT from qualifying as a REIT under the

Code; and (c) Directors remain in office unless removed by the shareholders or if another nominee for Director receives the vote of a majority of the outstanding Shares, regardless of whether they receive a vote of the majority of the outstanding Shares at AmREIT's annual meeting. Any Shares transferred in violation of the restrictions set forth in clause (b) of the preceding sentence become "Excess Shares," with no voting or distribution rights. AmREIT has the power to purchase or direct the sale of such Excess Shares, with the sale proceeds being paid to the former owner.

      LIMITED LIABILITY OF DIRECTORS AND POSSIBLE INADEQUACY OF REMEDIES. The Directors are directors of a Maryland corporation and as such are required to perform their duties in a manner believed by the Directors to be in the best interests of AmREIT and with such care, including reasonable inquiry, as an ordinary prudent person in a like position would use under similar circumstances. A Director who performs his duties in accordance with the foregoing standards shall not be liable to AmREIT or any other person for failure to discharge his obligations as a director. Notwithstanding the additional responsibilities of Independent Directors, an Independent Director will not have any greater liability than that of a Director who is not independent.

      Under its Bylaws, AmREIT is required to, under specified conditions, indemnify its Directors, officers and employees against all liabilities to the full extent permitted by Maryland law. "AmREIT and Its Business - Security Ownership of Certain Beneficial Owners and Management." AmREIT may in the future obtain insurance on behalf of any director or officer in reasonable amounts against losses arising from tort claims which may be made against them.

        CONFLICTS OF INTEREST WITH MANAGEMENT. AmREIT, the Directors, and Affiliates of the General Partner presently own Shares and may purchase additional Shares. Accordingly, following completion of the offering, management and its Affiliates may own a substantial percentage of the total Shares outstanding. As Shareholders, these persons can be expected to vote their Shares in a manner intended to benefit themselves. Circumstances may arise where the interests of these persons as Shareholders may be different from those of the other Shareholders.

      LACK OF GEOGRAPHICAL DIVERSIFICATION. As of the date of this Prospectus, AmREIT and the Partnerships own properties located in 12 southwest states, and concentrated in the Dallas and Houston metropolitan areas. AmREIT intends to make future investments in other geographical areas but there is no assurance it will do so. If AmREIT's concentration of investments continue to be in a limited number of states or general geographical areas, it will continue to have high sensitivity to the substantial risks of adverse changes in the economic conditions and real estate markets within such states or general geographical areas. Adverse trends in these economic factors could adversely affect rental income and appreciation in value of these Properties, which in turn would materially affect the continued viability and profit potential of AmREIT.

      DISTRIBUTIONS SUBORDINATE TO PAYMENTS ON DEBT. AmREIT has paid regular quarterly distributions since its organization. Distributions to shareholders of AmREIT will be subordinate to the prior payment of AmREIT's current debts and obligations. If AmREIT makes distributions in the future and, for any reason, AmREIT did not have sufficient funds to pay its current debts and obligations, distributions to shareholders would be suspended pending the payment of such debts and obligations.

      INVESTMENT COMPANY ACT OF 1940. The Directors intend to conduct the operation of AmREIT so that it will not be subject to regulation under the Investment Company Act of 1940. AmREIT may therefore have to forego certain investments which could produce a more favorable return. Should AmREIT fail to qualify for an exemption from registration under the Investment Company Act of 1940, it would be subject to numerous restrictions under this Act. A failure to qualify for an exemption under this Act could have a material adverse affect on the Shareholders.

      GENERAL RISKS OF REAL ESTATE INVESTMENTS. Equity real estate investments are expected to limit the ability of AmREIT to vary its portfolio promptly in response to changing economic, financial and investment conditions. Such investments will be subject to risks such as adverse changes in general economic conditions or local conditions (for example, excessive building resulting in an oversupply of existing space or a decrease in employment, reducing the demand for real estate in the area), as well as other factors affecting real estate values (i.e., rent controls, increasing labor, materials and energy costs, the attractiveness of the neighborhood, etc.). Equity investments will also be subject to such risks as adverse changes in interest rates, the availability of long-term mortgage funds and additional debt financing, and the ability of AmREIT to provide for adequate maintenance of its Properties. To the extent that AmREIT utilizes less amounts of debt to acquire its Properties, the risks relating to interest rates and long-term financing will be reduced. AmREIT's investments will be in frontage retail properties and, like all real estate equity investments, will be subject to the risk of inability to attract or retain tenants and to the risk of a decline in rental income as a result of adverse changes in the economic conditions, local real estate markets and other factors. To the extent that AmREIT's rental income is based on a percentage of gross receipts of retail tenants, its cash flow is dependent on the retail success achieved by such tenants. Also, certain expenditures associated with equity investments (principally mortgage payments, real estate taxes, maintenance and utility costs) are not necessarily decreased by events adversely affecting AmREIT's income from such investments. Should such events occur, AmREIT's equity investments could become a burden, and distributions to Shareholders may be impaired. In the event that mortgage payments are not met with respect to a Property, AmREIT could sustain a loss on its equity investment as a result of a foreclosure of mortgages secured by such Property.

RISKS ASSOCIATED WITH AN INVESTMENT IN THE SHARES

      SHARE VALUE. The value of the Shares at the Effective Time of the Merger may vary significantly from the Exchange Price, the value of the Shares estimated for the purposes of the Merger as of the date of execution of the Merger Agreement, the date hereof or the date on which shareholders vote on the Merger Agreement, due to changes in the business, operations and prospects of AmREIT, market assessments of the likelihood that the Merger will be consummated and the timing thereof, general market and economic conditions and other factors. Also, because the Common Shares are not traded in an established securities market, the Exchange Price is not based on the value for the Common Shares established by transactions between willing unrelated buyers and sellers in a regular secondary market. Neither the Independent Directors nor the General Partner can predict whether the Shares will trade at a price lower than the Exchange Price or lower than the value of AmREIT's assets after the Merger.

      Because the Exchange Price is fixed at $9.34 per Share, no provision has been made to pay additional Shares to Participating Limited Partners if the value of the Shares on the Effective Date of the Merger is lower than the Exchange Price or to decrease the number of Shares to be received by Participating Limited Partners if the value of the Shares is greater than the Exchange Price on the Effective Date.

      FUTURE PUBLIC TRADING PRICES LOWER THAN EXCHANGE PRICE. Further, even if a secondary market for the Shares is established, there can be no assurance as to the trading volume or price of the Shares after the Merger. Events outside the control of AmREIT which would adversely affect the market value of AmREIT's assets, as well as the market value of the Shares, may occur during the period from the date of this Prospectus to the date the Merger is consummated or thereafter. All of the Shares to be issued to Limited Partners other than certain Affiliates (Limited Partners holding more than 10% of the Units in the Partnership) in connection with the Merger will be freely tradeable. Sales of a substantial number of the Shares by Limited Partners following the consummation of the Merger, or the perception that such sales could occur, could adversely affect the market price for the Shares after the Merger.

      ILLIQUIDITY OF SHARES. The Shares currently are illiquid because no regular public market exists in which they may be readily sold. Thus, investors may not be able to sell the Shares in the future, or may only be able to do so at a substantial discount from the Offering Price.

      POSSIBLE FUTURE DILUTION. The value of the Shares can be diluted by reason of poor future acquisitions by AmREIT, devaluation of existing properties of AmREIT, or the subsequent issuance of more Shares in this and other or subsequent offerings. Shareholders will be subject to the risk that their equity interests may be diluted through issuance of additional equity securities if such securities are issued for less than fair market value. AmREIT has the right to issue, at the discretion of the Board, Shares other than those to be issued in the Merger, upon such terms and conditions and at such prices as the Board may establish. In addition, AmREIT may in the future issue Preferred Shares that might have priority over the Shares as to distributions and liquidation proceeds.

      EFFECT OF MARKET INTEREST RATES ON PRICE OF THE SHARES. An increase in market interest rates may lead prospective purchasers of the Shares to demand a higher anticipated annual yield from future dividends. Such an increase in the required anticipated dividend yield may adversely affect the market price of the Shares.

RISK CONSIDERATIONS ASSOCIATED WITH THE NOTES

      An investment in the Notes involves substantial risk factors.
Prospective investors are advised to consult their own advisors to review and evaluate the economic, tax and other consequences of ownership of the Notes. Such Persons are not to construe the contents of this Prospectus as investment, legal, accounting or tax advice. See "THE MERGER - Description of the Notes." Before electing to receive Notes, prospective investors and their advisors should carefully consider, among other things, the following risk considerations:

      SPECULATIVE INVESTMENT. The Notes should be considered a speculative investment in that AmREIT's ability to make timely principal and interest payments thereon will depend on AmREIT's future success.

      GENERAL OBLIGATIONS. The Notes will be general obligations of AmREIT. The Notes will be unsecured obligations, and their payment will not be guaranteed by any person or entity. There is no limitation on the additional secured debt which AmREIT may issue in the future. There is no assurance that the value of AmREIT's assets will be sufficient to provide required payments of principal and interest on the Notes. The Noteholders would be general creditors of AmREIT and, as such, their claims against the other assets of AmREIT would be pari passu with AmREIT's other general creditors.

      NOTEHOLDERS' LACK OF RIGHT TO PARTICIPATE IN AMREIT'S PROFITS. Participating Limited Partners who elect to receive Notes will not hold an equity interest in AmREIT and therefore will not be able to participate in earnings or benefit from increases in the value of the Shares, if any, except by converting their Notes to Shares.

      LACK OF INDENTURE FOR THE NOTES. The Notes will not be issued pursuant to a trust indenture, although a majority of the Noteholders have the right to bind all of the Noteholders with respect to certain actions under the Loan Agreement.

      ILLIQUIDITY OF NOTES. It is not anticipated that a regular secondary market for the Notes will develop, thereby making it difficult for Noteholders to sell their Notes prior to maturity, or subjecting them to the risk of selling the Notes at substantial discounts from their outstanding principal balance to facilitate their sale. Thus, a Noteholder will likely not be able to liquidate his investment in the event of an emergency, and the Notes may not be readily acceptable as collateral for loans. Accordingly, purchase of the Notes must be considered a long-term, illiquid investment. Participating Limited Partners are likely to receive the full face amount of their Notes only if they hold the obligations to maturity, which is approximately seven (7) years after the Closing Date of the Merger. See "THE MERGER - Description of the Notes."

      LACK OF SINKING FUND FOR NOTES. The Notes will not be subject to a sinking fund. AmREIT will not be required to set aside funds for the retirement of or to retire the Notes at any time prior to their due date.

      RISK OF BANKRUPTCY; CLAIMS OF OTHER CREDITORS. Should AmREIT be in default under the Notes, it is possible that AmREIT may seek the protection of the Federal Bankruptcy Courts or protection under state law debtor protection statutes. Such proceedings would delay and possibly reduce the Noteholders' return of interest and/or principal on the Notes. In such event, AmREIT's secured creditors would claim a prior right to AmREIT's assets (securing their obligations), thus leaving fewer assets to satisfy the claims of the Noteholders.

      LIMITED RECOURSE NOTES. Under the terms of the Notes, the Noteholders have no right of personal recourse against the officers, directors, shareholders, employees or agents of AmREIT for payment of principal or interest, or for attorneys' fees and costs which they, as prevailing parties, may be entitled to recover.

      TRUSTEE AND THE LOAN AGREEMENT. Each Noteholder will be required to enter into the Loan Agreement, whereby the Noteholders may take actions under the Note or the Loan Agreement only by a Majority Vote, or through the Trustee, if one is appointed. Accordingly, the persons holding a simple majority of the Notes may bind all of the Noteholders with respect to certain matters concerning the Notes, including the waiver of certain defaults under the Notes and the Security Agreement. Also, the responsibility and authority of the Trustee to act on behalf of the Noteholders is largely ministerial in nature and is greatly limited by the Loan Agreement.

      LIMITED LIABILITY/INDEMNIFICATION OF TRUSTEE. Under the terms of the Loan Agreement, the Trustee will not be liable to the Noteholders for actions taken in good faith and not involving its willful misconduct in connection with its authority under the Loan Agreement. Moreover, the Loan Agreement provides that the Noteholders will jointly and severally indemnify the Trustee against any loss it may incur as a result of its exercise of its duties and obligations under the Loan Agreement. See "THE MERGER -- The Loan Agreement."

      COSTS OF TRUSTEE REPRESENTATION. The Loan Agreement provides that AmREIT will be responsible for the payment of the Trustee's fees and expenses resulting from a default by AmREIT. Nevertheless, in the event that AmREIT is in default, it is likely that AmREIT will be either unwilling or unable to pay such costs. Under such circumstances, the Trustee is likely to require that the Noteholders advance its fees and costs before the Trustee will take any action requested by the Noteholders. Any such payments advanced by the Noteholders will be added to the principal amount of the Notes. However, there is no assurance that the Noteholders will be able to recover any such payments from AmREIT. See "THE MERGER -- The Loan Agreement" below.

      RETIREMENT/REPLACEMENT OF TRUSTEE. The Loan Agreement provides that the Trustee, if appointed, may resign or be replaced at any time upon thirty (30) days' prior notice. In the event the Trustee resigns and/or is replaced, the Noteholders will be required to find and, by a Majority Vote, appoint a successor or replacement Trustee. Because the Loan Agreement provides that the Trustee is the exclusive representative of the Noteholders with respect to the matters set forth therein, the inability of the Noteholders to appoint a successor or replacement Trustee could severely limit their ability to pursue their rights in connection with the Notes. Moreover, while the Loan Agreement requires AmREIT to pay certain costs and expenses of the Trustee, it is possible that in the event the Trustee resigns or is replaced by the Noteholders AmREIT will either be unwilling or unable to satisfy these obligations. In such event, the successor or replacement Trustee would likely require the Noteholders to advance such amounts as a condition to its becoming Trustee. See "THE MERGER -- The Loan Agreement."

      USURY LAWS. The payment of interest on the Notes will be subject to applicable usury law. The General Partner believes the interest on the Notes is not a usurious rate of interest. However, some uncertainty exists as to the application of the appropriate usury law to any interest paid under the Notes. Which state's usury law will be applied will generally depend on a number of factors, including where the Notes were sold. AmREIT believes the interest on the Notes will not exceed the applicable usury limitations, and, although usury laws usually exempt certain types of transactions, there is no assurance that applicable state usury laws will provide an exemption applicable to the Notes. Also, transactions which have connections with a number of states, such as may be the situation with the sale of the Notes, may raise an issue of which state's usury laws correctly apply. In the event the Notes were determined to pay a usurious rate of interest, under applicable usury law, the lenders (Noteholders) would not be entitled to receive interest to the extent of such usurious rate and may be liable for damages.

      ABILITY TO SERVICE NOTES. AmREIT will rely substantially on the success of its future business operations to generate sufficient funds to timely service the Notes. While management believes AmREIT's ability to achieve these future operating results is good, there is no assurance that AmREIT will be able to do so. AmREIT's future operations budgets are based on a number of assumptions, both about the economy in general and AmREIT's specific business operations. In general, budgets assume certain economic projections as to future inflation and interest rates and revenues from AmREIT's various businesses, all of which will depend substantially on factors beyond AmREIT's control. Interest rates and levels of economic activity have been particularly volatile in recent years, and any significant increase in interest rates or downturn in the level of economic activity, particularly those relating to the real estate industry, would materially impair AmREIT's ability to achieve its budgeted levels of operating income. See "AMREIT PRO FORMA FINANCIAL STATEMENTS."

      SECONDARY MARKET FOR THE SHARES. The Shares will be transferable at the election of their holders. However, there is currently no public market for the Shares and if and when AmREIT seeks to list the

Shares in the future, it intends to list only the Shares and not the Notes. Therefore, it is not expected that a regular secondary market for the Notes will exist in the future. One or more broker-dealer firms may make a market in the Notes or endeavor to match persons desiring to sell the Notes with persons desiring to purchase them; however, there is no assurance that one or more broker-dealers will do so. Any commissions or other compensation paid by buyers or sellers in connection with such transactions must be negotiated on an individual basis by the buyer or the seller and the broker-dealer firm. To the extent one or more broker-dealer firms advise AmREIT of the availability of their services in connection with any of the foregoing, AmREIT will provide such information to Noteholders upon request. AmREIT will not otherwise provide any services in this connection with any resale of the Notes. See "THE MERGER - Description of Notes."

      PRIOR CLAIM OF NOTEHOLDERS. The holders of the Notes will have the right to receive the payment of interest and principal on their Notes prior to the Shareholders' receiving distributions with respect to their Shares. Accordingly, should AmREIT dissolve and liquidate, it is possible that the Noteholders may receive a return of the whole of their investment, while the Shareholders receive either none or a small portion of their original investment.

RISKS ASSOCIATED WITH AN INVESTMENT IN REAL ESTATE

      EFFECT OF ECONOMIC AND MARKET CONDITIONS. Investments in real estate may involve a high level of risk. One of the risks of investing in real estate is the possibility that it will not generate income sufficient to meet operating expenses or will generate income and capital appreciation, if any, at rates lower than those anticipated or available through investment in comparable real estate or other investments. Income from properties and yields from investments in properties may be affected by many factors, including the type of property involved, the form of investment, conditions in financial markets, over-building, a reduction in rental income as the result of the inability to maintain occupancy levels, adverse changes in applicable tax laws, changes in general economic conditions, adverse local conditions (such as changes in real estate zoning laws that may reduce the desirability of real estate in the area) and acts of God, such as earthquakes or floods. Some or all of the foregoing conditions may affect the properties.

      RENEWAL OF LEASES AND RELETTING OF SPACE. AmREIT will be subject to the risks that, upon expiration, the leases on its properties may not be renewed, the space may not be relet or the terms of renewal or reletting (including the costs of required renovation or concessions to tenants) may be less favorable than current lease terms. If it is unable to promptly relet or renew the leases for all or a substantial portion of the space, if the rental rate upon such renewal or reletting were significantly lower than expected or if its reserves proved inadequate, then AmREIT's cashflow, FFO and ability to make expected distributions to its shareholders may be adversely affected.

      INVESTMENT ILLIQUIDITY. Real estate investments are relatively illiquid. Such illiquidity tends to limit the owner's ability to vary its portfolio promptly in response to changes in economic or other conditions. In addition, federal income tax provisions applicable to REITs limit a REIT's ability to sell properties held for fewer than four years, which may affect AmREIT's ability to sell properties at a time which would be in the best interest of its Shareholders.

      OPERATING RISKS. Properties may be subject to all operating risks common to real estate developments in general, any or all of which might adversely affect occupancy or rental rates. In addition, increases in operating costs due to inflation and other factors may not necessarily be offset by increased rents. If operating expenses increase, the local rental market for properties similar to AmREIT may limit the extent to which rents may be increased to meet increased expenses without decreasing occupancy rates. If any of the above occur, AmREIT's ability to make distributions to shareholders could be adversely affected.

      COMPETITION. AmREIT's properties are predominantly located in the South and Southwest. All of AmREIT's properties are located in areas that include competing properties. The number of competitive properties in a particular area could have a material adverse effect on both AmREIT's ability to lease space at any of its properties or at any newly developed or acquired properties and the rents charged. AmREIT may be competing with owners, including, but not limited to, other REITs, insurance companies and pension funds that have greater resources than AmREIT. There is no dominant competitor in any of AmREIT's markets.

      RISKS IN CONSTRUCTION ON PROPERTIES. AmREIT may on occasion acquire properties and construct improvement thereon or acquire Property under contract for development. Investment in such properties to be developed or constructed is subject to more risks than are investments in fully developed and constructed properties with operating histories. In connection with the acquisition of such properties, AmREIT may advance on an unsecured basis, a portion of the purchase price, either in the form of cash, a conditional letter of credit or promissory note, or some combination thereof. In the case of any Property which is not yet completed at the time of purchase, AmREIT will be dependent upon the seller or lessee to fulfill its obligations, including the return of advances and the completion of construction. Such party's ability to carry out its obligations may be affected by financial and other conditions which are beyond the control of AmREIT.

      If AmREIT acquires properties on which improvements are to be constructed or completed, it will be subject to risks in connection with the ability of the general contractors and the subcontractors to control the construction costs or to build in conformity with plans, specifications and timetables. The failure of a contractor to perform may necessitate legal action by AmREIT to rescind its construction contract or to compel performance or, under certain circumstances, to rescind its purchase contract. There can be no assurance that a rescission of AmREIT's purchase contract will be granted. In the event it is granted, AmREIT may be compelled to sue for damages. Such legal actions may result in increased costs to AmREIT. Additionally, the failure of a contractor to perform may result in increased costs to AmREIT as a result of foreclosure by the construction lender, or due to the need for AmREIT to complete the project. Performance may also be affected or delayed by conditions beyond the contractor's control, such as building restrictions, clearances and environmental impact studies imposed or caused by governmental bodies, labor strikes, adverse weather, unavailability of materials or skilled labor and by financial insolvency of the general contractor or any subcontractors prior to completion of construction. Such factors can result in increased costs of a project and corresponding depletion of AmREIT's working capital and reserves, and in loss of permanent mortgage loan commitments relied upon as a primary source for repayment of construction costs.

      AmREIT may make periodic progress payments to the general contractors of properties prior to the completion of construction. By making such payments, AmREIT may incur substantial additional risks, including the possibility that the developer or contractor receiving such payments may not fully perform the construction obligations in accordance with the terms of his agreement with AmREIT and that AmREIT may be unable to enforce the contract or to recover the progress payments. AmREIT may require a labor and material bond, a completion bond or performance bond or more than one of the foregoing in order to insure performance and reduce risk of loss associated with construction. While AmREIT intends to use such controls and make disbursements to the builder only as it deems necessary, there can be no assurance as to whether AmREIT will be able to implement a particular control in any given transaction and whether any control adopted will, in fact, limit risk.

      RISKS OF PROPERTY LEASED TO A SINGLE TENANT. In leases with single tenants, the continued viability of the lease will depend directly on the continued financial viability of one tenant. If the tenant fails and the lease is terminated, AmREIT would incur a reduction in cash flow from the property and the value of the property would be decreased. Also, where two or more properties have the same tenant, or related tenants, the continued viability of each property would depend directly on the financial viability of a single tenant. To help mitigate these risks, AmREIT will continue to consider the creditworthiness and financial strength of the tenants of its properties at the time they are acquired.

      RISKS OF NET LEASES. Net leases frequently provide the tenant greater discretion in using the leased property than ordinary property leases, such as the right to freely sublease the property, to make alterations in the leased premises, and to early termination of the lease under specified circumstances. Further, net leases are typically for longer lease terms and, thus, there is an increased risk that any rental increase clauses in future years will fail to result in fair market rental rates during those years. The original leases on AmREIT's existing properties are for original terms ranging from 10 to 20 years.

      In the event a lease is terminated, there can be no assurance that AmREIT will be able to lease the property for the rent previously received or would be able to sell the property without incurring a loss. AmREIT could also experience delays in enforcing its rights against defaulting tenants. For example, in the event a defaulting tenant declared bankruptcy, AmREIT would likely be unable to promptly recover the property from the tenant under the bankruptcy proceedings and there is no assurance that AmREIT would receive rent in such proceedings sufficient to cover its expenses with respect to the property. Moreover, the provisions applicable to real estate investment trusts in the Internal Revenue Code may restrict AmREIT's ability to deal with a new tenant after termination of the lease. In the event a tenant does not pay rent, it is likely AmREIT would not only lose the net cash flow from the property but also might need to use cash flow generated by other properties to meet mortgage payments on the defaulted property in order to prevent foreclosure. Certain prior Programs of Affiliates of AmREIT have experienced adverse business developments, including the filing by tenants for protection from creditors under Chapter 11 of the Bankruptcy Code and involvement in litigation, as a result of which AmREIT has released the properties formerly occupied by such tenants.

      In evaluating a possible investment by AmREIT, the creditworthiness, or financial strength, of a tenant generally will continue to be a more significant factor than the value of the Property without a lease with the tenant and the Appraised Value of a Property will probably reflect the value of the tenant's ongoing lease of such Property.

      RISKS OF JOINT VENTURES. AmREIT may participate in joint ventures. It presently is involved in four such joint ventures with certain of the Partnerships in which it holds a 51%, 54.84%, 51.9% and 51% interest, respectively. Investments in joint ventures may involve risks which may not otherwise be present where investments are made directly by AmREIT in real property. These risks include those associated with the ability of AmREIT's joint venture partner to perform, risks that the joint venture partner may from time to time have economic or business interests or goals which are inconsistent with or adverse to those of AmREIT and risks where the joint venture partner may take actions contrary to the requests or instructions of AmREIT or contrary to AmREIT's objectives or policies. For instance, actions by one joint venturer may result in the Property being subjected to liabilities in excess of those contemplated by the terms of the joint venture agreement, thereby exposing AmREIT to liabilities of the joint venture in excess of its proportionate share of such liabilities or may have other adverse consequences to AmREIT. Moreover, there is the additional risk that the joint venturers may not be able to agree on matters relating to the Property they jointly own. Although each joint owner will have a right of first refusal to purchase the other owner's interest, in the event a sale is desired, the joint owner may not have sufficient resources to exercise such right of first refusal.

      AmREIT also may from time to time participate jointly with other investors, including, possibly investment programs or other entities affiliated with management, in investments as tenants-in-common or in some other joint venture arrangement. The risks of such joint ownership may be similar to those mentioned above for joint ventures and, in the case of a tenancy-in-common, each co-tenant normally has the right, if an unresolvable dispute arises, to seek partition of the Property, which partition might decrease the value of each portion of the divided Property.

      NO ASSURANCE OF PROPERTY APPRECIATION, REIT PROFIT OR DIVIDENDS. While AmREIT will attempt to buy leased, income-producing properties at a price at or below the appraised value of such properties, there is no assurance that any properties acquired by AmREIT will operate at a profit, will appreciate in value or will ever be sold at a profit, or that dividends will be paid by AmREIT. The marketability and value of any such properties will be dependent upon many factors beyond the control of AmREIT. There is no assurance that there will be a ready market for AmREIT's properties.

      RISKS OF INVESTING IN SPECIAL PURPOSE PROPERTIES. AmREIT may acquire properties which are specifically suited to the needs of particular tenants, including retail or commercial facilities. For example, AmREIT already owns interest in a medical clinic building, two branch bank buildings, a Property on which a fast-food restaurant is situated, two properties on each of which music retail stores are operated, and three properties on which large retail shoe stores are operated. The value of these properties would be adversely affected by the failure of the specific tenant for which they are suited to renew or honor its lease. Such properties would typically require extensive renovations to adapt them for new uses by new tenants. Also, it may be difficult for AmREIT to sell special purpose properties to persons other than the tenant.

      POSSIBLE ENVIRONMENTAL LIABILITIES. Under various federal, state and local environmental laws, ordinances and regulations, an owner or operator of real estate may become liable for the costs of removal or remediation of certain hazardous substances released on or in its property. Such laws typically impose cleanup responsibility and liability without regard to whether the owner knew of or was responsible for the presence of the contaminants. The costs of investigation, remediation or removal of such substances may be substantial, and the presence of such substances, or the failure to properly remediate such property, may adversely affect the owner's ability to sell or rent such property or to borrow using such property as collateral. Persons who arrange for the disposal or treatment of hazardous or toxic substances also may be liable for the costs of removal or remediation of such substances at the disposal or treatment facility, whether or not such facility is owned or operated by such person. Finally, the owner of a site may be subject to common law claims by third parties based on damages and costs resulting from environmental contamination emanating from a site.

      Neither AmREIT nor any Partnership has been notified of the possible existence of any contamination on any of their properties.

      Certain federal, state and local laws, regulation and ordinances govern the removal, encapsulation or disturbance of asbestos-containing materials ("ACMs") when such materials are in poor condition or in the event of building remodeling, renovation or demolition. Such laws may impose liability for release of ACMs and may provide for third parties to seek recovery from owners or operators of real estate for personal injuries associated with ACMs. In connection with its ownership, management and operation of its properties, AmREIT may be potentially liable for such costs. Neither AmREIT nor any Partnership has been notified by any governmental authority or any other third party of any noncompliance, liability or other claim in connection with any of its properties.

      AmREIT's management believes that its properties are in compliance in all material respects with all federal, state and local laws, ordinances and regulations regarding hazardous or toxic substances or petroleum products. AmREIT has not been notified and is not otherwise aware of any material noncompliance, liability or claim relating to hazardous or toxic substances in connection with any of its properties.

      AmREIT may not always obtain its own environmental inspection of the Partnerships' properties. Based on management's previous inspections, general familiarity with the Partnerships' properties and its knowledge of the area, management believes that the properties are in compliance in all material respects with all applicable federal, state and local ordinances and regulations regarding hazardous or toxic substances. Nevertheless, there is no assurance or guarantee that hazardous or toxic substances will not later be found on a property or that a property will not subsequently be found in violation of any federal, state or local environmental law or regulation.

      AmREIT may find it difficult or impossible to sell a property prior to or following any such cleanup. If such substances are discovered after AmREIT sells a property, AmREIT could be liable to the purchaser thereof if AmREIT knew or had reason to know that such substances or sources existed. In such case, AmREIT could also be subject to the costs described above.

      RISKS OF COST IN COMPLYING WITH THE AMERICANS WITH DISABILITIES ACT. Title III of the Americans with Disabilities Act of 1990 ("ADA"), 42 U.S.C. Sect. 12101, et seq., prohibits discrimination in the private ownership and operation of real estate. Title III addresses the design, construction, and use of places of public accommodation and commercial facilities by private entities. In general, Title III provides that private entities who own, operate, lease, or lease to a place of public accommodation cannot discriminate against persons with disabilities in the facility itself or the activities and operations conducted within the facility. Title III mandates that persons with disabilities be provided accommodations and access equal to, or similar to, that available to the general public. In order to ensure that AmREIT's properties comply with the ADA, AmREIT may incur costs necessary to remove "architectural barriers," that is, everything that prevents a person with a disability from enjoying full and equal use of a facility. These costs may be prohibitive in certain situations and thereby prevent AmREIT from acquiring a Property that would otherwise qualify for acquisition. In addition, the costs of compliance with the ADA may have a significant adverse impact on AmREIT's profits.

      Additional and future legislation may impose other burdens or restrictions on owners with respect to access by disabled persons. The ultimate costs of complying with the ADA and other similar legislation are not currently ascertainable and, while such costs are not expected to have a material adverse effect on AmREIT, such costs could be substantial. Limitations or restrictions on the completion of certain renovations may limit application of AmREIT's investment strategy in certain instances or reduce overall returns on AmREIT's investments.

      RISKS IN PROVIDING FINANCING TO PURCHASERS OF REIT PROPERTIES. AmREIT may provide financing to purchasers of its properties in order to effect their sale. This financing would result in a delay of AmREIT's receipt of the proceeds from the sale of the Property and in essence would result in AmREIT's investing in a loan to such person. AmREIT may provide such financing in circumstances where lenders are not willing to make loans secured by commercial real estate or may find it desirable where a purchaser is willing to pay a higher price for the property than it would without such financing.

      RISKS OF LEASEBACK TRANSACTIONS. AmREIT, on occasion, may lease an investment Property back to the seller for a certain period of time or until stated rental income objectives are obtained. When the seller/lessee leases space to tenants, the seller/lessee's ability to meet its mortgage payments and its rental obligations to AmREIT would be subject to the risk that the tenants may be unable to meet their lease payments to the seller/lessee. A default by the seller/lessee or other premature termination of the leaseback agreement could, depending on the size of the Property and AmREIT's ability to manage and release it successfully, have an adverse effect on the financial position of AmREIT, since AmREIT may suffer a loss from operation of such Property. In the event of such a default or termination, there is no assurance that AmREIT would be able to find new tenants for the Property without incurring a loss.

      Also, a seller, in negotiating the terms of an acquisition which will require the seller to lease the Property back for some period of time, may attempt to include in the acquisition price all or some portion of the lease payments required to be made under the lease. If the seller is successful in such attempt, AmREIT may pay an increased price upon acquisition where a leaseback is involved. Further, leaseback revenues from properties leased back to sellers may be deemed to be a return of capital rather than investment income.

      ACCOUNTING FOR NET LEASE TRANSACTIONS. Certain accounting standards require leases to be classified for financial reporting purposes as either capital leases or operating leases. Capital leases are required to appear as assets and liabilities on the lessee's balance sheet. Transactions in which AmREIT acquires a deed to a Property may or may not be recognized as a sale for financial reporting purposes due to the inclusion of certain provisions in the lease of the property. These accounting standards might make sale-leaseback transactions less desirable for the seller-tenant that wants to treat the sale-leaseback with AmREIT as an operating lease and, therefore, might reduce the prospective number of properties available for net lease investment.

      RISKS OF ENERGY SHORTAGES AND ALLOCATIONS. There may be shortages or increased costs of fuel, natural gas, water, or electric power or allocations thereof by suppliers or governmental regulatory bodies in the areas where AmREIT purchases properties, in which event the operation of properties to be acquired by AmREIT may be adversely affected. AmREIT will endeavor, where feasible, to provide for the pass-through of any such increases to tenants of the properties through lease provisions to that effect.

      COMPETITION FOR INVESTMENTS. The results of REIT operations will depend upon the availability of suitable opportunities for investment, which in turn depends to a large extent on the type of investment involved, the condition of the money market, the nature and geographical location of the property, competition and other factors, none of which can be predicted with certainty. AmREIT will continue to compete for acceptable investments with other financial institutions, including insurance companies, pension funds and other institutions, real estate investment trusts and limited partnerships which have investment objectives similar to those of AmREIT. Many of these competitors have greater resources than AmREIT and have greater experience than the Directors and AmREIT.

      UNINSURED AND UNDERINSURED LOSSES COULD RESULT IN LOSS OF VALUE OF PROPERTY. AmREIT carries comprehensive liability, fire, flood, extended coverage and rental loss insurance with respect to its properties and its management believes such coverage is of the type and amount customarily obtained for or by an owner of real property assets similar to AmREIT's real property assets. Similar coverage will be obtained for properties acquired in the future. However, there are certain types of losses, generally of a catastrophic nature, such as losses from floods or earthquakes, that may be uninsurable or not economically insurable. AmREIT's management exercises its discretion in determining amounts, coverage limits and deductibility provisions of insurance, with a view to maintaining appropriate insurance on AmREIT's investments at a reasonable cost and on suitable terms. This may result in insurance coverage that in the event of a substantial loss would not be sufficient to pay the full current market value or current replacement cost of AmREIT's lost investment. Inflation, changes in building codes and ordinances, environmental considerations and other factors also might make it infeasible to use insurance proceeds to replace the property after such property has been damaged or destroyed.

      ADJACENT PROPERTIES. Although it is not expected to occur, if AmREIT or its Affiliates acquire properties that are adjacent to other of AmREIT's properties, the value of such properties acquired by AmREIT or its Affiliates may be enhanced by the adjacent interests of AmREIT. It is also possible that such newly acquired properties would be in competition with AmREIT's adjacent properties for prospective tenants. RISKS ASSOCIATED WITH FEDERAL INCOME TAXATION OF AMREIT

      ADVERSE CONSEQUENCES OF FAILURE TO QUALIFY AS A REIT. AmREIT believes that it has operated so as to qualify as a REIT under the Code since its formation. Although management of AmREIT believes that it is organized and is operating in such a manner, no assurance can be given that AmREIT will be able to continue to operate in a manner so as to qualify or remain so qualified. Qualification as a REIT involves the application of highly technical and complex Code provisions for which there are only limited judicial or administrative interpretations and the determination of various factual matters and circumstances not entirely within AmREIT's control. For example, in order to qualify as a REIT, at least 95% of AmREIT's gross income in any year must be derived from qualifying sources and AmREIT must make distributions to shareholders aggregating annually at least 95% of its REIT taxable income (excluding net capital gains). In addition, no assurance can be given that new legislation, regulations, administrative interpretations or court decisions will not change the tax laws with respect to qualification as a REIT or the federal income tax consequences of such qualification. AmREIT is not aware, however, of any currently pending tax legislation that would adversely affect its ability to continue to qualify as a REIT.

      For any taxable year that AmREIT fails to qualify as a REIT, it will be subject to federal income tax (including any applicable alternative minimum tax) on its taxable income at corporate rates. In addition, unless entitled to relief under certain statutory provisions, AmREIT also will be disqualified from treatment as a REIT for the four taxable years following the year during which qualification is lost. This treatment would reduce the net earnings available for investment or distribution to shareholders because of the additional tax liability to AmREIT for the year or years involved. In addition, distributions no longer would qualify for the dividends paid deduction nor would there by any requirement that such distributions be made. To the extent that distributions to shareholders would have been made in anticipation of AmREIT's qualifying as a REIT, AmREIT might be required to borrow funds or to liquidate certain of its investments to pay the applicable tax.

      RISKS OF EXCISE TAX AND/OR PENALTIES. A violation of REIT provisions of the Code and Regulations, even where it does not cause failure to qualify as a REIT, may result in the imposition on AmREIT of substantial excise taxes, such as where AmREIT engages in a prohibited transaction or where it is determined to be a dealer in real property. Because the question of whether such a violation occurs may depend on the facts and circumstances underlying a given transaction, it is possible that such violations could inadvertently occur. To reduce the possibility of an inadvertent violation, the Directors intend to rely on the advice of legal counsel in situations where they perceive REIT Provisions to be inconclusive or ambiguous.

      CHANGES IN TAX LAWS. The discussions of the federal income tax considerations of this offering are based on current law, including the Code, the Regulations, certain administrative interpretations thereof and court decisions. Future events, such as court decisions, administrative rulings and interpretations and changes in the tax laws or Regulations, that change or modify these provisions could result in treatment under the federal income tax laws for AmREIT and/or the Shareholders that differs materially and adversely from that described in this Prospectus, both for taxable years arising after and before such event. There is no assurance that future legislation, administrative interpretations or court decisions will not be retroactive in effect.

      RISKS FOR IRAS AND INVESTORS SUBJECT TO ERISA. Fiduciaries of a pension, profit sharing or other employee benefit plan subject to ERISA should consider whether the investment in Securities of AmREIT satisfies the diversification requirements of ERISA, whether the investment is prudent in light of possible limitations on the marketability of the Securities, whether the investment would be an improper delegation of control over or responsibility for plan assets and whether such fiduciaries have authority to acquire such Securities under the appropriate governing instrument and Title I of ERISA. Also, fiduciaries of an Individual Retirement Account ("IRA") should consider that an IRA may only make investments that are authorized by the appropriate governing instrument.

      RESTRICTIONS ON PAYMENT OF DIVIDENDS. The terms of the Notes and present institutional credit arrangements may, in certain circumstances, restrict AmREIT from paying dividends on its capital stock, to some degree. Moreover, AmREIT may, in the future, enter into credit arrangements which restrict its ability to pay dividends on its equity securities. In general, these credit agreements provide that for as long as there is no default in the payment of principal or interest or any other default causing the acceleration of indebtedness, AmREIT will be permitted to pay dividends on its equity securities. The restrictions on payment of dividends could prevent payment of dividends on AmREIT's equity securities in the event it were unable to make the payment of principal or interest as required by such agreements. See "THE MERGER - Description of The Notes."

      RISKS OF DEVELOPMENT AND ACQUISITION ACTIVITIES. AmREIT will incur risks associated with any development activities it undertakes, including the risks that (I) occupancy rates and rents at a newly completed project may not be sufficient to make the project profitable; (ii) financing may not be available on favorable terms for the project; (iii) construction and lease-up may not be completed on schedule, resulting in increased debt service expense and construction costs; (iv) construction costs of a project may exceed original estimates, possibly making the project uneconomical; (v) zoning, occupancy and other required governmental approvals or authorizations may not be granted and development costs associated therewith may not be recovered; and (vi) development opportunities explored by AmREIT may be abandoned. Acquisitions of properties entail risks that investments will fail to perform in accordance with expectations and that judgments with respect to the costs of improvements to bring an acquired property up to standards established for the market position intended for that property will prove inaccurate, as well as general investment risks associated with any new real estate investment.

      AmREIT anticipates that its new developments and acquisitions will be financed under lines of credit or other interim forms of secured or unsecured financing. There is no assurance that permanent financing for such newly developed or acquired projects will be available or might be available only on disadvantageous terms. In addition, the fact that AmREIT must distribute 95% of its taxable income in order to maintain its qualification as a REIT will limit the ability of AmREIT to rely upon income from operations or cash flow from operations to finance new developments or acquisitions. As a result, if permanent debt or equity financing is not available on acceptable terms to refinance new developments or acquisitions undertaken without permanent financing, further development activities or acquisitions might be curtailed or cash available for distribution might be adversely affected. In the case of an unsuccessful development or acquisition, AmREIT's loss could exceed its investment in the project.

                                   THE MERGER

      The following discussion describes the material aspects of the Merger and the terms of the Merger Agreement. The detailed terms of the Merger are contained in the form of Merger Agreement attached as Annex 1 to this Prospectus. The following description is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference herein. AmREIT's shareholders and the Limited Partners are urged to read carefully.

BACKGROUND ON THE MERGER

      In late 1996, the General Partner began to consider equitable and material circumstances under which one or more of the Partnerships could be combined with AmREIT. The General Partner believed a combination of the Partnerships with AmREIT could, if structured in an equitable and efficient manner benefit the Limited Partners both by providing them an opportunity to expand and by diversifying their investment with an opportunity for liquidity. The General Partner believed such a combination would also benefit AmREIT's Shareholders by allowing an incremental expansion opportunity to acquire unleveraged assets for its equity and debt securities and to further increase its investment portfolio by leveraging those assets.

      In early 1997, the General Partner informally discussed AmREIT's possible acquisition of one or more of the Partnerships with the Independent Directors. While they generally felt such a transaction would be mutually favorable, they agreed that the General Partner's position as the controlling person of both the Partnerships and AmREIT's Adviser created a number of conflicts in structuring such a transaction. The Independent Directors were particularly concerned about the General Partner's service contracts with the Partnerships which would, as a practical matter, continue after their acquisition by AmREIT. The Independent Directors believed it to be in the best interests of the AmREIT Shareholders to negotiate the acquisition of the Partnerships only if AmREIT were self-managed. The Independent Directors informed the General Partner that for this and other considerations they would entertain a proposal to acquire the Adviser. In response, the General Partner informed the Independent Directors that AmREIT's acquisition of the Adviser would need to be independent of and in no manner conditioned upon any transactions between AmREIT and the Partnerships. These conditions being acceptable, negotiations for the Adviser Acquisition commenced in July 1997 and continued through December 31, 1997, when the Independent Directors approved the final terms of the Adviser Acquisition. During January and February 1998, the General Partner began structuring an offer to the Independent Directors. On February 10, 1998, the General Partner engaged Houlihan to render the Houlihan Fairness Opinions as to (I)the fair market value, on a controlling interest basis, of each of the Partnerships; and (ii) on behalf of the Limited Partners in the aggregate of each Partnership, an opinion as to the fairness, from a financial point of view, of the consideration received by the Limited Partners in connection with the Merger, if and when approved by the parties. In late February, in anticipation of the General Partner's offer, the Independent Directors engaged Brooks, Baker & Lange, as special counsel, and Bishop-Crown as their principal advisers.

      On March ___, 1998, the General Partner presented his offer of Merger to the Independent Directors. The Independent Directors reviewed the proposal with AmREIT management (other than the General Partner), their financial adviser, Bishop-Crown and Broocks, Baker & Lange. During the remainder of March through early April, the Independent Directors further considered the offer and reviewed information regarding the Partnerships, much of which had been previously reviewed in connection with the Adviser Acquisition.

      In early April, the Independent Directors made a counter proposal to the General Partner. After further negotiations, the parties agreed in principal to the Merger terms, receiving final agreement as to price based on their review of, among other things, the 1997 year end financial statements of the Partnerships and AmREIT.

      Based on this agreement in principal, the Independent Directors and the General Partner instructed legal counsel to file an application for permit and request for a fairness hearing under the California Securities Law of 1968 (the "California Application"), which counsel filed with the California Department of Corporations on April 8, 1998.

      During the remainder of April and continuing through May 1998, the Independent Directors received and reviewed financial information regarding the Partnerships and advice from Bishop-Crown regarding likely value of the Partnerships to AmREIT in a controlled acquisition structure. The Independent Directors and the General Partner considered pro forma financial data based on various merger scenarios. During meetings on May 21, 22 and 23, 1998, the Independent Directors and the General Partner reached agreement on the price and terms of the Partnership Mergers. At a meeting held on ___________, 1998 the Independent Directors, acting as a majority of the Board of Directors, approved the Agreement of Merger between AmREIT and the Partnerships, directed counsel to amend the California Application to reflect the final terms of the Merger Offer and to prepare and file preliminary merger material for the Merger, as required under the Securities and Exchange Act of 1934 and directed Bishop-Crown to prepare its opinion on behalf of AmREIT that the Merger is fair, from a financial point of view, to AmREIT and its Shareholders.

THE INDEPENDENT DIRECTORS' REASONS AND RECOMMENDATIONS FOR THE MERGER

      The Independent Directors, each of whom is unaffiliated with the General Partner and the Partnerships, believe that the terms of the Merger Agreement are fair from a financial point of view to the shareholders of AmREIT and in the best interests of AmREIT and its shareholders. Accordingly, the Independent Directors have unanimously approved the Merger Agreement and such issuance of Shares thereunder, and recommend that the shareholders vote for approval of the Merger Agreement and such issuance of Shares. As the Independent Directors determined that it would be in the best interests of the shareholders to acquire all or any one of the Partnerships, the Independent Directors did not condition the consummation of each of the Mergers on the consummation of any other Merger. Nevertheless, the Merger Agreement gives AmREIT the option of not consummating the Merger if only one of the Partnerships approves the Merger. In reaching their decision, the Independent Directors considered several factors, and consulted with AmREIT's management and Bishop-Crown. The principal reasons, to which relative weights were not assigned, of why and how the Independent Directors made such determinations are as follows:

      (1) The Independent Directors reviewed analyses by management showing that the Merger should help increase (be accretive to) AmREIT's cash flow and FFO per Share. FFO is a widely accepted measure of an equity REIT's operating performance. An increase in cash flow and FFO per Share as a result of the Merger or any other reason may result in a greater likelihood that distributions will be made to shareholders. The Independent Directors believe FFO is an appropriate measure of performance and provides investors with an understanding of the ability of AmREIT to incur and service debt and make capital expenditures. FFO should not be considered as an alternative to net income or other measurements under generally accepted accounting principles as an indicator of AmREIT's operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity.

      (2) The Merger will substantially increase AmREIT's total capitalization and increase its assets from approximately $27.2 million to approximately $54.0 million. This increased size affords several benefits. First, the Merger will increase the number of Shares outstanding, which should allow AmREIT to sooner establish a regular secondary market for the shares and result in greater liquidity for holders of the Shares if and when such a market exists. The Independent Directors believe that institutional investors prefer larger capitalization companies when making investment decisions due to greater liquidity, which allows the purchase and sale of larger volumes of Shares without disrupting the market for such Shares. The Independent Directors also believe that the credit rating agencies generally favor larger capitalization companies and view them as being more stable for unsecured debt investors. Management believes all of these factors increase the attractiveness of AmREIT to potential investors, and that the Merger should ultimately result in an improved ability to access favorably priced equity and debt capital.

      (3) The Independent Directors believe that the Merger will allow AmREIT to realize economies of scale by spreading costs over a larger number of properties, thereby improving AmREIT's profit margin.

      (4) As a result of the Merger, AmREIT will acquire the Partnerships' properties, most of which are located in AmREIT's existing market. The Independent Directors believe that this should provide for easier assimilation of these new properties into AmREIT's existing portfolio because AmREIT currently has the resources to provide the leasing and management services for the properties formerly owned by the Participating Partnerships.

      (5) Following the Merger, AmREIT will be in the financial position to improve its access to attractively priced alternative sources of capital by expanding its geographic diversification and thereby reducing its vulnerability to recessions in any particular region. The last recession was a "rolling recession," because it affected the economies of different regions at different times. For example, the Southwestern United States went into and emerged from the recession earlier than the Southeast. The Independent Directors believe that the expansion into new areas should reduce the risk that a regional economic downturn will affect all of AmREIT's properties simultaneously, thus smoothing AmREIT's performance through the economic cycles.

      (6) The Independent Directors received the Bishop Crown Opinion that the consideration to be paid by AmREIT pursuant to the Merger is fair, from a financial point of view, to AmREIT as of the date of such opinion, based upon and subject to certain matters stated therein.

      (7) The Independent Directors received and reviewed presentations from, and discussions with, certain executive officers of AmREIT and Bishop Crown regarding the business, real estate assets, financial, accounting and due diligence with respect to the Partnerships and the terms and conditions of the Merger Agreement, all of which supported the Merger.

      The Independent Directors and management also discussed certain potential negative factors and risks that could arise or do arise from the Merger. These potential negative factors and risks include the following:

             (a) The Exchange Ratio is fixed. Therefore, if the fair value of the Shares is higher on the Closing Date of the Merger than the amount of the Exchange Ratio, the number of Shares to be received by the Limited Partners in the Participating Partnerships will not be reduced, thereby increasing the value of the consideration to be received by the Limited Partners in the Merger. The Independent Directors believe this fact was mitigated by the fact that the number of Shares to be received by the Limited Partners in the Participating Partnerships will not be increased if the trading price of the Shares is lower on the Closing Date of the Merger.

             (b) Costs related to the Merger (including legal and accounting fees, financial advisory fees, printing and other costs) are expected to be significant.

                  AmREIT's management will have to devote a great deal of time and effort to effectuate the Merger.

             (d) The Merger will not initially result in a significant increase in the size and diversification of AmREIT's property portfolio, but will, to the contrary, further concentrate AmREIT's property investments in the state of Texas. AmREIT currently has properties in Arizona, Texas, Georgia, Kansas, Louisiana, Missouri, Delaware and Mississippi. The Merger adds four additional states: Oklahoma, Colorado, Minnesota and Tennessee. Management considers each of these to be attractive markets. Based on internally generated estimates of value, approximately 50% of AmREIT's investment in properties is currently in Texas. Following the Merger, AmREIT's investment in properties will continue to be concentrated in the state of Texas; approximately 50% of AmREIT's property will be outside the state of Texas. The Independent Directors believe that geographic diversification is necessary in order to improve AmREIT's access to attractively priced alternative sources of capital.

THE GENERAL PARTNER'S REASONS AND RECOMMENDATIONS FOR THE MERGER

      The General Partner determined that the terms of the Merger Agreement, including the consideration to be received by the Limited Partners in the Merger, are fair to and in the best interests of the respective Limited Partners. Accordingly, the General Partner and the board of directors of each corporate general partner has approved the Merger Agreement and recommend that the respective Limited Partners vote for approval of the Merger Agreement and amendment of the respective Partnership Agreements.

      The General Partner's fairness determination in the case of each Partnership was based upon the transaction as a whole, as well as the combination of less than all Partnerships, because the Exchange Ratio applicable to each Partnership is based upon that particular Partnership's Net Asset Value. The General Partner determined that the fairness to Limited Partners of each Partnership, considered separately, of the Merger Agreement and the transactions contemplated thereby will therefore not be materially affected as to any Partnership in the event the Merger is completed in any combination with fewer than all Partnerships.

      The General Partner's assessment of the fairness of the proposed Merger was based on the review of different alternatives that were available. The evaluations of the different alternatives included, but were not limited to, a strategic combination with a publicly owned REIT to take advantage of the growth of the REIT industry and real estate markets in general, completely liquidating the Partnerships, continuing the Partnerships through an orderly liquidation (estimated at up to six years), or reorganizing the Partnerships into one REIT or up to ten separate REITs. The outcome of these different alternatives is discussed in more detail below. In the case of each Partnership, the General Partner believes that a strategic combination with AmREIT should provide the Limited Partners the most viable option.

      In reaching his determination, the General Partner consulted with Houlihan, and considered several factors as to which relative weights were not assigned. Following are the material reasons as to why and how the General Partner and the board of directors of each corporate general partner made their decision to approve the Merger:

             (1) The Merger is conditioned upon receipt by the General Partner of an opinion of Houlihan that the consideration to be received by the Limited Partners of each Partnership in connection with the Merger is fair from a financial point of view to the Partnerships' Limited Partners. Houlihan was engaged to represent each Partnership and the interests of its Limited Partners, as a group in connection with its determination as to the fairness of the consideration to be received by the Limited Partners from a financial point of view without taking into account the specific financial interest of any person or group of investors.

             (2) Prior to implementing a business strategy of seeking a strategic combination with a publicly owned REIT to take advantage of the growth in the REIT industry and real estate markets in general, the General Partner considered the following alternatives: liquidation of the Partnerships, continuation of the Partnerships through an orderly liquidation period (estimated at up to six years) and reorganization of the Partnerships into one REIT or up to ten separate REITs. In order to determine whether the Merger or one of its alternatives would be more attractive to the Limited Partners, the General Partner compared the potential benefits and detriments of the Merger with the potential benefits and detriments of the alternatives. The General Partner believes that each of the Merger and its alternatives offers potential benefits and suffers from potential detriments not possessed by the other alternatives. Set forth below are the conclusions of the General Partner and the boards of directors of the corporate general partners regarding the comparisons of the Merger to its alternatives and a detailed discussion of the potential benefits and detriments of each of these alternatives.

LIQUIDATION

      An alternative to the Merger would be liquidating each Partnerships' assets, distributing the net liquidation proceeds to the general partners and the Limited Partners in accordance with the Partnership Agreements, and thereafter dissolving the Partnerships. Through such liquidations, the General Partner would provide for a final disposition of the investors' interest in the Partnerships.

      BENEFITS OF LIQUIDATION. Any net proceeds realized upon the liquidation of a Partnership would be utilized by Limited Partners for investment, business, personal or other purposes. If the Partnerships liquidated their assets, such assets would be valued through arm's length negotiations between the Partnerships and the prospective purchasers. Except as described under "Offers from Third Parties" below, none of the Partnerships has to date received any unsolicited offers to purchase their properties.

      DISADVANTAGES OF LIQUIDATION. Since the Partnerships were organized, significant changes have taken place in the financial and real estate markets that have had a material adverse impact upon the value of commercial real estate. In the 1980s and early 1990s, the United States real estate market experienced one of the worst real estate cycles in recent history. Undisciplined flows of capital into the real estate market resulted in a large increase in supply of product, while simultaneously there occurred an economic downturn which affected every area of the United States, constraining a corresponding increase in demand. One of the capital sources, the savings and loan industry, experienced a crisis which sharply curtailed lending as well as prompted a large number of property sales, contributing to the oversupply. In addition, a significant change in tax laws made investment in real estate less attractive and reduced the pool of prospective real estate buyers. Other sources of capital such as life insurance companies and pension funds reduced their investment in real estate as the market became less favorable. All of these factors, as well as other less apparent ones, contributed to reductions in the revenue streams and a loss in value in all types of real estate located across the nation. Many real estate markets have begun to strengthen, and some value has been regained. However, even in improving markets, liquidation of an entire portfolio within a short period of time typically produces substandard valuations and may prevent all Partnerships from maximizing the net proceeds from a sale of a property which may otherwise be achievable. The General Partner favors the Merger as a means for permitting Limited Partners to take advantage of the currently favorable market valuations of publicly traded REITs relative to the private market valuations of the underlying real estate assets.

      LIQUIDATION PROCEDURES. The process for liquidating the Partnerships' assets is in large measure within the control of the Limited Partners. The General Partner is not authorized, without notice to or the approval of the Limited Partners, to sell, refinance or otherwise dispose of all or substantially all of the Partnerships' assets. Liquidation may be accomplished through a series of separate transactions with the same or different purchasers or as a part of a multi-property transaction that might also involve properties owned by other Partnerships. The General Partner may engage real estate brokers, investment bankers, financial consultants and others to assist with the disposition of the Partnerships' assets. These persons may assist with the identification of prospective purchasers, arrangements for asset financing, and assistance with the structure of the transaction. The General Partner, as a fiduciary to the Limited Partners, remains responsible for determining the terms and conditions of the transaction. One of the more significant considerations for the General Partner would be the decision whether to insist upon payment in full upon sale of a Partnership property or to accept a portion of the sale price at closing and the balance through installment payments. Acceptance of a sale proposal providing for deferred payments would extend the life of a Partnership until receipt of those amounts by the Partnership and their distribution in accordance with the Partnership Agreement. Such arrangements would also expose a Partnership to the risk that deferred payments might not be collected in full and that the Partnership might be forced to foreclose on any collateral given to secure payment of the deferred obligations.

      GENERAL PARTNER'S RECOMMENDATION AND COMPARISON WITH MERGER. The General Partner favors the Merger over liquidation of the Partnerships' assets based upon the General Partner's conclusion that the Merger permits Limited Partners the opportunity to take advantage of the currently favorable market valuations of publicly traded REITs relative to the private market valuations of the underlying real estate assets. It is the General Partner's belief that publicly traded REITs are favorably viewed in the public market in comparison to private valuations of the underlying real estate assets. The value derived in a publicly traded REIT is based on the continued growth ability of AmREIT, which is intended to generate a constant source of cash flow in order to provide distributions to shareholders. The value of a publicly-traded REIT is measured on a daily basis as the stock is traded on the stock exchange and is generally priced at a premium over underlying asset values. The dividend yields of REIT stocks currently range from 5% to 8%. Real estate assets are typically valued at 8% to 12% capitalization rates. A publicly-traded REIT allows investors to invest in real estate with the greater degree of liquidity afforded by an exchange-listed security. Further, the General Partner believes that the value to each Limited Partner in an immediate liquidation of each Partnership would be less than the consideration to be received under the Merger. This is due in part to the fact that each Partnership would incur selling costs for each individual property or the portfolio as a whole and the General Partner believes the sale of multiple assets in a short defined period would likely result in a discount of the property values from fair market value. An immediate liquidation would also require legal, accounting and printing costs to prepare a Proxy or Consent Solicitation Statement requesting an approval from all Unit holders to approve the liquidation values. The following table illustrates these alternatives for each Partnership based on its NAV and the estimated liquidation value of each Partnership based on the General Partner's estimate of the Orderly Sale Value of the properties of each Partnership.

                                                    ESTIMATED
                             NET ASSET VALUE    LIQUIDATION VALUE
        PARTNERSHIP            AT 3/31/1998       AT 3/31/1998(1)
        -----------          ---------------    -----------------
        FUND III              $ 1,123,621          $ 1,117,057

        FUND IV                   509,865              462,827

        FUND V                    420,749              417,741

        FUND VI                   285,000              283,159

        FUND VII                1,039,674              965,286

        FUND VIII               1,824,958            1,825,835

        AAA GDYR                1,093,085            1,073,222

        FUND IX                 4,937,264            4,442,188

        FUND X                 10,438,594            8,865,215

        FUND XI                 6,438,116            5,449,319
                              -----------          -----------
        Total                 $28,110,925          $24,901,848

(1) Estimated Liquidation Value equals for each Partnership, its Orderly Sale Value plus its Net Cash at March 31, 1998.

CONTINUATION OF PARTNERSHIPS

      BENEFITS OF CONTINUATION. A second alternative to the Merger would be to continue each of the Partnerships in accordance with its existing business plan, with the Partnership remaining as a separate legal entity, with its own assets and liabilities, and continuing to be governed by its existing Partnership Agreement. Nothing in the Partnerships' organizational documents requires the General Partner to proceed with liquidating the Partnership's assets in today's real estate markets. While the disclosure documents, pursuant to which the Units were offered to the public, disclosed the intentions of the Partnerships to liquidate their assets after a maximum of ten to twelve years from acquisition, depending upon the program, the General Partner is not under a legal obligation to liquidate assets within that time frame. To the contrary, each of the Partnerships has an original intended operating life of ten or more years, and the Limited Partners were advised that the liquidation of the Partnerships would be in the control of the General Partner. A number of advantages would be expected to arise from the continued operation of the Partnerships. Limited Partners should continue to receive regular quarterly distributions of net cash flow, arising from operations and the eventual sale of the partnership properties. Since the Partnerships are not obligated to dispose of their assets at any particular point in time, continuing the Partnerships allows the General Partner to select the most opportune time for disposing of the Partnerships' assets, irrespective of the expected holding period set forth in the original disclosure documents. In addition, the decision to continue the Partnerships, if selected, would mean that there would be no change in the nature of the Limited Partners' investment. Continuation of the Partnerships avoids most disadvantages that might be deemed inherent in the Merger.

      DISADVANTAGES OF CONTINUATION. The primary disadvantage with continuing the Partnerships is the failure of that strategy to secure the benefits that the General Partner expects to result from merging the Partnerships' assets into AmREIT. These benefits are highlighted under "Background and Reasons for

Merger." The Limited Partners of a Partnership which does not participate in the Merger should be prepared to continue holding their investments in such Partnerships for the foreseeable future. For at least some of the Partnerships, Limited Partners' investments could be held beyond the time period originally contemplated for the length of those investments. Limited Partners also will not have the opportunity for liquidity that will be afforded through the establishment of a secondary market for the Shares. By not participating in the Merger, Limited Partners could miss the opportunity of taking advantage of the currently favorable markets for the equity securities of REITs, which markets today may value real estate assets more favorably than such assets are valued in the real estate markets themselves. There is no established public trading market for the Units. The General Partner has not historically assisted Limited Partners desiring to transfer Units. The purchase price for the Units in the secondary market is subject to negotiation between the buyer and seller. Another disadvantage of continuation as a limited partnership is that Limited Partners would continue to be burdened by the more complicated Schedule K-1 for the reporting of the financial results of the Partnerships.

      GENERAL PARTNER'S RECOMMENDATION AND COMPARISON WITH MERGER. The General Partner has concluded that continuation of the Partnerships is not as attractive an alternative as the Merger based on the benefits of the Merger which Limited Partners would forgo in the event of continuation of the Partnerships. Specifically, the Limited Partners would not realize the liquidity or diversification afforded by the Merger, would not benefit from the currently favorable markets for the equity securities of REITs, which markets today may value real estate assets more favorably than such assets are valued in the real estate markets, and would not be able to participate in new real estate investment opportunities.

      Continuing each Partnership in accordance with an orderly liquidation plan would enable the Partnerships to sell each property at a different time to maximize price. The downside to this option is that the estimated projected time frame for a complete liquidation of the Partnerships ranges from an additional one to six years. This additional time frame would place the Partnerships in a position that exceeds the originally anticipated holding period for these real estate investments. During this extended time frame, each individual investor would remain in an illiquid investment vehicle without the ability to reasonably exit the investment. Because of the relatively small total size of each Partnership, the advantages of diversification and liquidity would not be available. Given the size and number of properties held by each of the Partnerships, the sale of each individual property would cause each Partnership to continue to cover fixed administrative charges with the remaining properties, resulting in future reductions in partnership distributions. In addition, the Partnership Unit holders would continue to have the burden of incorporating yearly K-1s with their personal tax returns. Conversely, AmREIT is expected to have a substantially larger, more diversified, investment portfolio than any particular Partnership, which reduces the risks associated with any particular assets or group of assets, increases AmREIT's ability to access capital markets for new capital investments and eliminates duplication in administrative services, reporting and filing.

REORGANIZATION OF PARTNERSHIPS AS ONE REIT OR AS SEPARATE REITS

      BENEFITS OF REORGANIZATION. The General Partner considered the advisability of reorganizing the Partnerships into one or more separate corporations taxed as a REIT. If approved, such action would have provided some of the advantages contemplated by the Merger. Such reorganization would be expected to (i) provide investors in the reorganized entities with some liquidity; (ii) permit distribution to investors of a simpler federal income tax Form 1099-DIV (compared to the Schedule K-1); and (iii) potentially be formed tax-free to the Limited Partners.

      DISADVANTAGES OF REORGANIZATION. The General Partner believes that the reorganization of the Partnerships into separate REITs has a number of significant disadvantages. Substantial costs and expenses would be incurred by a Partnership were it to separately pursue reorganization into a separate REIT. The General Partner estimates that such costs in the aggregate would significantly exceed the expected costs for the Merger. Because of the size of the Partnerships, the General Partner believes such reorganization would result in a limited market for the shares of the newly formed REITs. While the size of the combined Partnerships would exceed the size of the current REIT, the combined Partnerships would be significantly smaller than a post-Merger combined Partnerships and REIT. Also, a REIT created by combining the Partnerships would be externally managed unless significant additional expense (and likely dilution in ownership of the Limited Partners) was incurred by the Partnerships. For these reasons, the General Partner also believes that reorganization of all the Partnerships into one REIT would not provide the portfolio size or diversification or the structure of internal management necessary to attract growth capital to the new entity. It is unlikely that the Partnerships, if organized into one or separate REITs, would in the near future permit a market as broad based and as active as the market that should develop from the merger of the Partnerships into AmREIT.

      GENERAL PARTNER'S RECOMMENDATION AND COMPARISON WITH MERGER. The General Partner believes that the reorganization of the Partnerships into one REIT or as separate REITs would present the potential detriments of the Merger without providing many of its potential benefits, such as the likelihood of the sooner creation of an active and broad-based market for the REIT's securities, elimination of conflicts of interest among the various Partnerships, increased diversification, access to an existing publicly-traded vehicle such as AmREIT and more immediate growth potential and improved access to the capital markets. In addition, the General Partner believes that the cost of pursuing the reorganization would be significantly greater than each Partnership's pro rata share of the Merger expenses, which expenses will be paid by AmREIT if the Merger is approved or, in certain circumstances, paid in substantial part by the General Partner if the Merger is not approved.

      The consideration of rolling up the Partnerships into a single REIT was not attractive as an alternative due to the small size of the ultimate portfolio. Also, the transaction and REIT formation costs in reorganizing the Partnerships into one REIT would be significant for each Partnership. The consideration to have individual REITs was not achievable due to similar reasons stated for rolling up the ten Partnerships into a single REIT. The General Partner concluded that the size of the individual REITs would be too small in the public market to be an attractive investment, therefore making it a difficult vehicle to generate long-term value and liquidity for the Limited Partners.


SUMMARY OF POSITIVE AND NEGATIVE FACTORS CONSIDERED BY THE GENERAL PARTNER

          Following is a summary of the positive and negative factors considered by the General Partner in recommending the Merger to the Limited Partners of each Partnership. After considering each of these factors individually and in the aggregate, the General Partner strongly recommends that the Limited Partners vote for the Merger.

     o The General Partner believes that the economic terms of the Merger. Agreement, including the Exchange Ratio for each Partnership and the 55.1% equity interest in the combined AmREIT entity to be received by the Limited Partners, assuming all Partnerships participate in the Merger, are favorable to the Limited Partners.

     o The General Partner believes that the Net Asset Values of the Partnerships represent fair estimates of the value of the Partnership assets, net of liabilities, as of December 31, 1997, and constitute a reasonable basis for allocating the consideration offered by AmREIT among all Partnerships that may be combined through the Merger.

     o The General Partner believes that in the future, the combined entity will have improved access to capital markets for future growth and Limited Partners will have enhanced liquidity as a result of the larger total equity market capitalization of the combined entity.

     o As separate legal entities with different investors, each of the Partnerships must segregate its assets and liabilities (to avoid commingling assets), conduct operations independently, and maintain separate books and records for the preparation of financial statements, tax returns, investor information and, as required, reports and filings to be made to various governmental regulatory agencies. The assets of one Partnership cannot be employed for the benefit of one or more of the other Partnerships and the general partners' fiduciary duties prevent them from pursuing activities favoring some Partnerships to the disadvantage of other Partnerships. Due to the separate nature of the Partnerships, with their different groups of investors, the general partners must always be mindful of the separate programs, and treat them separately, even if other courses of action would benefit most if not all of the Partnerships. Potential conflicts of interest arise in the allocation of management resources and efforts to refinance or dispose of properties. In contrast, the Merger places substantially all of the assets of the Participating Partnerships into AmREIT, and allows such assets to be used to achieve a common set of investment objectives without taking into account the differences among the Partnerships. The General Partner therefore concluded that, through the Merger, AmREIT could secure advantages that cannot be fully pursued by the Partnerships acting on their own. Such advantages include, but are not limited to, the opportunity of making new investments, the availability of financing and taking advantage of certain business opportunities (which may not be profitably pursued by any of the Partnerships).

     o The General Partner reviewed the terms of the Merger Agreement, including the mutuality of the representations, warranties and covenants, the requirement that each party consult with the other on significant business and financial matters prior to consummation of the Merger, and the ability of the General Partner to pursue an unsolicited superior competing transaction should its fiduciary duties so require, and believes that they were fair to the Limited Partners.
          o The General Partner believes that the Merger will result in simplified tax administration for most Limited Partners. Shareholders will receive Form 1099-DIV to report their distributions from AmREIT. Forms 1099-DIV are substantially easier to understand than the more complicated Schedule K-1 prepared for the reporting of the financial results of the Partnerships.

     o Each year the Partnerships must prepare up to ten separate sets of financial statements, annual and quarterly filings for the Commission, tax returns and investor communications. The accurate preparation of this material requires substantial management time and effort. Furthermore, to the extent other service providers, such as legal counsel, accountants, appraisers, land use consultants and other professionals, render services benefitting two or more of the Partnerships, relative to the benefits afforded the Partnerships, costs and expenses associated with and services must be fairly and equitably allocated among the Partnerships. The General Partner therefore believes that, by combining the Participating Partnerships into a single ownership entity, the Merger should eliminate much of the duplication in reporting, filing, and other administrative services, simplifying administration of the consolidated entities including tax administration as described below. The General Partner found it difficult to quantify to what extent, if any, this merger of functions would reduce the overall cost of administrative services. For example, while the Merger reduces the number of entities for which administrative services are required, the Merger will not reduce the number of investors or the assets under management. The General Partner concluded that whether or not the Merger reduces the overall costs, it should eliminate the risk of misallocating expenses benefitting one or more of the programs, and the problems of determining a fair method of allocating common costs and expenses, and simplify the preparation of financial statements, tax returns, investor information and reports and filings otherwise required.

     o The General Partner has seen in recent years a number of significant changes take place in the financial and real estate markets. These same factors created attractive investment opportunities for investors which have access to capital. The General Partner also concluded that the Partnerships are not in a position to take advantage of these opportunities since they have already committed their capital and are not authorized to reinvest proceeds from the sale of their properties or to raise additional funds. The General Partner believes that, in contrast, AmREIT can take advantage of investment opportunities that may be available in current real estate markets because it has both the right to reinvest net sale or refinancing proceeds and the authority to raise additional capital, through the sale of debt and/or equity securities, to finance investments. This ability will allow those Limited Partners who become shareholders in AmREIT to participate in investment opportunities in the current real estate market.

     o Moreover, the General Partner further believes that even if the Partnerships were able to raise additional funds through debt or equity offerings, AmREIT, as a combined entity, could more easily issue additional debt and equity securities on more attractive terms than would be available to any of the Partnerships due to its larger base of assets and shareholders' equity. If all of the Partnerships participate in the Merger, AmREIT will control assets having a value of approximately $54.0 million. The General Partner believes that AmREIT's capital base may make it a more attractive candidate for the services of investment banking firms, financial institutions, institutional lenders and others interested in placing large amounts of capital. Generally speaking, all other conditions being equal, the cost of money for large borrowers is less than the cost of money for borrowers having a smaller capital base.

     o By combining the Partnerships with AmREIT, the Merger will create an investment portfolio substantially larger and more geographically diversified than the portfolio of any of the Partnerships. The General Partner therefore concluded that this increased size and the resulting consolidation of operations would spread the risk of an investment in AmREIT over a broader group of assets and reduce the dependence of the investment upon the performance of any particular asset or group of assets, such as assets in the same geographical area.

          In recommending that the Limited Partners vote for the Merger, the General Partner considered the following potentially negative factors in his deliberations concerning the Merger:

     o Because the Exchange Ratio for each Partnership is fixed, a decline in the value of the Shares would reduce the value of the consideration to be received by Limited Partners in the Merger. This factor was mitigated, in the General Partner's view, by the fact that because of the fixed Exchange Ratio, Limited Partners would benefit from any appreciation in the price of the Shares.

     o AmREIT intends to maintain distributions at current levels following the Merger, if consummated; however, there is no assurance it will be able to do so or, if made, such distributions will not exceed AmREIT's net income and/or FFO for the periods to which they relate.

     o There are numerous conditions to AmREIT's obligation to consummate the Merger.

     o    The anticipated benefits of the Merger may not be realized.

     o Under the terms of the Merger Agreement, each of the general partners is prohibited from initiating, soliciting or encouraging any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, a transaction which would compete with the Merger except that, if the general partner determines in good faith after consultation with outside legal counsel that it is required by its fiduciary obligations to do so, the general partner may, among other things, respond to and engage in discussions and negotiations with persons making unsolicited proposals or inquiries and may approve or recommend such a transaction.

     o The Partnerships currently have no leverage (borrowings). Upon completion of the Merger, AmREIT intends to immediately increase its leverage to levels up to approximately 50% of its total post-Merger real estate value.

     o AmREIT has only recently completed the Adviser Acquisition and the anticipated benefits therefrom may not be fully realized.

     o Each Partnership electing to participate in the Merger is required to pay its Proportionate Share of the Partnership Expenses estimated to total $150,000. Also, if a Partnership terminates the Merger Agreement without good reason, as defined, or under certain other circumstances, it would be required to pay to AmREIT its Proportionate Share of liquidated damages of up to $500,000.

     o The Merger will result in taxable income or loss to each Limited Partner. Because the Merger will result in an exchange of Units for Shares, no Limited Partner will receive cash (other than cash in lieu of fractional Shares) in the Merger to pay any taxes due on any taxable income arising as a result of the Merger.

     o AmREIT intends to acquire by development and/or purchase one or more properties with post-Merger financing proceeds, which property(ies) are currently unidentified.

     In light of the wide variety of factors, both positive and negative, considered by the General Partner, the General Partner found it impracticable to quantify or otherwise assign relative weights to the specific factors considered in making its determination. However, in the General Partner's view, the potentially negative factors considered by it were not sufficient, either individually or collectively, to outweigh the positive factors considered by the General Partner in his deliberations relating to the Merger. In addition, except as detailed above, no analysis or attempt to quantify any financial or operational benefits or detriments was made.

THE GENERAL PARTNER BELIEVES THAT THE TERMS OF THE MERGER AGREEMENT, INCLUDING THE CONSIDERATION TO BE RECEIVED BY THE LIMITED PARTNERS IN CONNECTION WITH THE MERGER, ARE FAIR TO AND IN THE BEST INTERESTS OF THE RESPECTIVE LIMITED PARTNERS AND HAS APPROVED THE MERGER AGREEMENT AND RECOMMENDS THAT THE RESPECTIVE LIMITED PARTNERS VOTE FOR APPROVAL OF THE MERGER AGREEMENT AND AMENDMENT TO THE PARTNERSHIP AGREEMENTS AND FOR APPROVAL OF THE APPLICABLE RELATED TRANSACTION.

      In the event the Merger is not consummated for any reason, each Partnership will continue to pursue its business objectives of maximizing the value of its properties.

OFFERS FROM THIRD PARTIES

      The General Partner has not received any offers to purchase any Partnership properties from unaffiliated third parties during the past twelve months.

THE NOTES

      GENERAL. The Notes are part of a series of up to $5,500,000 in principal amount of 6.0% Convertible Notes due December 31, 2004, which may be issued pursuant to the terms of the Loan Agreement. The Notes will be issued as of the Closing Date and will bear interest from the date of issuance. Elections to receive Notes in lieu of Shares in the Merger will be accepted on the basis described elsewhere in this Prospectus. The material terms of the Loan Agreement are described below, and a copy of the Loan Agreement may be obtained upon request from AmREIT.

      REGISTERED FORM. The Notes will be issued in registered form, without coupons, in denominations of the exact amount of the investment. Ownership of the Notes will be documented only on the records of AmREIT, and such documentation will constitute the sole evidence of ownership. The copies of the Notes issued to the Noteholders will be facsimiles and will not be negotiable. Transfers of the Notes will be effective only when evidenced on the records of AmREIT.

      TRANSFERS OF RECORD. The Notes may be transferred only on the records of AmREIT upon written request to transfer in a form specified by AmREIT, and delivered to AmREIT at its principal business offices together with the Noteholder's facsimile copy of the Note. No service charge will be made for the registration of transfer or exchange of the Note, but AmREIT may require payment of a sum sufficient to pay any transfer tax or similar governmental charge payable in connection with a transfer of the Note.

      INTEREST AND PRINCIPAL PAYMENTS. Interest will be paid at the rate of 6.0% per annum, uncompounded, from the date of issuance. The Loan Agreement provides for AmREIT to make payments to the holders of the Notes as follows:

               (1) quarterly installments of accrued interest on the fifth day of the first calendar quarter following the Closing Date and on the fifth day of each calendar quarter period thereafter with respect to interest accrued during the immediately preceding calendar quarter until the Maturity Date (interest will be computed on a 365-day year for actual days elapsed); and

               (2) the unpaid balance of principal and accrued interest on the Maturity Date.

      AmREIT will pay principal and interest by check, and will mail such checks to the Noteholder's address of record as of the last day of the calendar quarter for which interest is paid. The names and addresses of registered holders of the Notes (the "Noteholders") will be maintained by AmREIT at its principal business offices. A Noteholder's "address of record" will be the address specified in the subscription documents, or such other address of which the Noteholder advises AmREIT by written notice. The Notes will not be subject to a sinking fund.

      MATURITY. Unless sooner redeemed or called as described below, all Notes will mature on December 31, 2004 (the "Maturity Date"), at which time the entire unpaid balance of principal and accrued interest will be due and payable.

      CONVERSION TO SHARES. At any time after their issuance, a Noteholder may elect to convert all, or any portion, of his or her Note into Shares of the Company's Common Stock at a price of $11.50 per Share. The conversion right will exist so long as the Note remains outstanding, except that it terminates on the fifteenth (15th) day prior to (I) the Redemption Date in the event of an early call of the Note by AmREIT as described below; or (ii) the effective date of any merger, reorganization, or consolidation involving AmREIT or the sale of all or substantially all of the Company's assets. The Note conversion right may be exercised by submitting the completed and executed Conversion Election, a copy of which is included as an exhibit to the Note, along with the facsimile copy of the Note and any additional cash payment. AmREIT will then issue Shares to the Noteholder dated as of the date immediately following the date of the last scheduled interest payment. No fractional Shares will be issued and the converting Noteholder will have the right to submit cash at the rate of $11.50 per Share to purchase any such fractional interest created by the amount of Notes converted. Accrued but unpaid interest will be paid to the converting Noteholder. The exercise price and the number and kind of securities issuable on conversion are subject to adjustment upon the occurrence of certain events, including stock dividends or distributions, certain subdivisions, combinations or reclassification of Shares.

      REDEMPTION BY AMREIT. The Notes may be called for prepayment by AmREIT, in whole or in part, at any time, or from time to time, by delivering to the Noteholders' address of record a written notice of such redemption. Such notice shall be made not less than 30 days nor more than 60 days prior to the Redemption Date. The Redemption Price of the Notes will be their unpaid principal balance plus accrued interest to the date called for prepayment (the "Call Date"). To the extent that less than all of the Notes are called for redemption, the Notes may be redeemed either pro rata or by lot in the sole discretion of AmREIT.

      SATISFACTION AND DISCHARGE. Upon maturity, AmREIT will make payment to the Registered Noteholder at his or her address shown on the records of AmREIT on the date of payment. Upon such final required payment, the Notes will be paid in full and cease to be outstanding. The Noteholder's copy of the Note, which is a facsimile, need not be presented to AmREIT for payment. The Company's obligation to pay interest on the Notes will end on the Maturity Date.

      NATURE OF OBLIGATION. The Notes constitute general obligations of AmREIT. In the event AmREIT should default on the Notes, the Company's obligation for payment would be in pari passu to the Company's obligations to its other general creditors. Noteholders are entitled to have recourse only against AmREIT for payment of any principal and interest on the Notes and for any recovery of attorneys' fees and/or costs, or for any other claim based hereon, and Noteholders may not seek to impose any personal liability for any such indebtedness on the Trustee, if appointed. Moreover, no director, officer, employee, stockholder or agent of AmREIT, in his or her capacity as such, shall have any liability whatsoever for any obligations of AmREIT under the Notes, or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Noteholder, as a condition to receiving a Note, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

      REPORTS/NOTEHOLDER LISTS. AmREIT is required to deliver to the Noteholders (or the Trustee, if one is then appointed) an annual statement regarding compliance with the terms and conditions of the Notes. In addition, AmREIT will provide to any Noteholder, upon written request, a list of the names and addresses of the Noteholders.

      THE LOAN AGREEMENT. As a condition to the purchase of the Notes, each Noteholder is required to execute the Loan Agreement whereby the Noteholder appoints the Trustee to act as the Noteholders' exclusive Trustee to take certain administrative and ministerial acts on their behalf and exercise certain remedies in the event of a default under the Note. Noteholders may not enforce the terms of the Notes except as provided in the Loan Agreement. Subject to certain limitations, the Noteholders may authorize the Trustee to exercise its powers only by the written direction signed or adopted by the Noteholders holding a majority of the unpaid principal amount of the Notes then outstanding (a "Majority Vote"). The Trustee may be appointed by the Noteholders at any time by a Majority Vote.

      CERTAIN COVENANTS. The Loan Agreement contains, among other things, the following covenants:

             No Default On Other Debt. AmREIT shall not be in default with respect to any other of its debt, including any payment of principal or interest thereon. For the purposes hereof, "default" means the Company's failure to cure any default under the terms of any debt obligation within thirty (30) days of written notice of such default by a creditor under the respective debt obligations.

      For the purposes of the foregoing, "debt" means any unsecured indebtedness, contingent or otherwise, with respect to borrowed money (whether or not the recourse of the lender is to the whole of the assets of AmREIT or only to a portion thereof), or evidenced by bonds, notes, debentures or similar instruments or letters of credit, except any such balance that constitutes a trade payable, if and to the extent such indebtedness would appear as a liability upon the balance sheet of AmREIT in accordance with generally accepted accounting principles.

             Limitation On Merger, Consolidation Or Sale Of Assets. During the time any principal or interest is owing on the Notes, AmREIT may not merge, consolidate with or transfer all or substantially all of its assets to another person or entity, unless (I) the successor assumes all obligations of AmREIT with respect to the Notes, and (ii) after such transaction, no event of default under the Notes exists.

             Prepayment of Notes. During the time any Principal is due and owing on the Notes, AmREIT shall apply an amount equal to eighty percent (80%) of the net proceeds from the sale or refinancing of the real properties acquired from the Participating Partnerships pursuant to the Merger as described in the Prospectus to prepay (call) the Notes as provided above. Such prepayment may, in the sole discretion of AmREIT, be either pro rata as to the outstanding principal amount of all of the Notes or be used to prepay less than all of the outstanding Notes in full where the Notes to be prepaid are determined by lot. For the purposes of this covenant (the "Prepayment Requirement"), "net proceeds from sale or refinancing" shall mean any cash proceeds received from the sale or financing of such real property remaining after the payment of the costs of such transaction, the payment of all encumbrances or obligations relating to the real property and the payment of any other debt obligations of AmREIT then due and payable or which AmREIT's Board of Directors determines to be in the best interests of AmREIT to prepay.

             Books and Records. AmREIT shall keep proper books of record and account, in which full and correct entries shall be made of all dealings or transactions of or in relation to the Notes and the business and affairs of AmREIT in accordance with generally accepted accounting principles. AmREIT shall furnish to the Trustee any and all information related to the Notes as the Trustee may reasonably request and which is in AmREIT's possession.

      EVENTS OF DEFAULT. An event of default, under the terms of the Loan Agreement, is any one of the following:

      a.     A default of 30 days in the payment of interest on the Notes;

      b. A default of 30 days in payment, when due, of principal on the Notes;

      c. AmREIT's failure to comply with any of its covenants or other obligations under the terms of the Notes, including its obligation to maintain current the Company's other debt, to redeem the Notes as required, or keep and/or maintain aggregate unsecured indebtedness on the required maximum amounts, if not cured in a timely manner;

      d. If not cured in a timely manner, default under the instruments governing any other indebtedness or any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any other indebtedness for money borrowed by AmREIT, whether such other indebtedness or guarantee now exists or is hereafter created, which default (a) is caused by a failure to pay when due principal or interest on such other indebtedness within the grace period provided and which continues beyond any applicable grace period (a "Payment default") or (b) results in the acceleration of such other indebtedness prior to its express maturity, provided in each case the principal amount of any such other indebtedness, together with the principal amount of any other such other indebtedness under which there has been a Payment default or the maturity of which has been so accelerated, aggregates $250,000 or more; or

      e.     AmREIT's bankruptcy or insolvency.

      Under the terms of the Notes, "bankruptcy" or "insolvency" means (a) the filing by AmREIT in any court, pursuant to any statute of the United States or of any state, a petition in bankruptcy or insolvency; (b) the filing for reorganization or for the appointment of a receiver or trustee of all or a
material portion of AmREIT's assets;   an assignment for the benefit of
creditors, if AmREIT admits in writing its inability to pay its debts as they fall due; or (d) the seeking, consenting to, or acquiescing in the appointment of a trustee, receiver or liquidator of any material portion of its property. Bankruptcy or insolvency shall also include the filing against AmREIT, in any court, pursuant to any statute of the United States or of any state, a petition in bankruptcy or insolvency, or for reorganization, or for appointment of a receiver or trustee of all or a substantial portion of AmREIT's property, if within 90 days after such commencement of any such proceeding against AmREIT such petition shall not have been dismissed.

      CURE OF DEFAULT. In order to cure payment Default, AmREIT must mail to the Noteholders the amount of the nonpayment plus a late payment penalty equal to simple interest on the amount unpaid at the rate of 10% per annum, measured from the date the payment should have been mailed, deposited or credited pursuant to the terms of the Notes until the date it actually is mailed, deposited or credited.

      TRUSTEE IN THE EVENT OF AN UNCURED DEFAULT. If an Event of Default occurs and is continuing, then the Noteholders of a Majority in Interest of the Outstanding Notes (a "Majority in Interest") may, within thirty (30) days of such Event of Default, appoint a Trustee to represent the interests of all the Holders pursuant to the Loan Agreement and may instruct the Trustee to declare all the Notes to be due and payable immediately and take any action allowed by law to collect such amounts. Upon acceptance of such appointment by the Trustee, the operation of the trust shall commence and the power and rights of the Trustee thereunder shall begin. If a Majority in Interest of the Noteholders cannot agree on a Trustee, the trust will not be instituted.

      AmREIT has committed to engage and pay a fee to an appropriate unaffiliated entity, such as an accounting firm, for organizing a vote of the Noteholders as soon as practicable upon the occurrence of an Event of Default for the purpose of appointing a Trustee in accordance to the terms of the Loan Agreement. The entity is not required to act as a Trustee. AmREIT must supply such entity with the names, addresses and occurrence of any Event of Default. AmREIT agreed to pay the reasonable expenses of any Trustee duly appointed by a Majority in Interest of the Noteholders pursuant to the Loan Agreement.

      BY EXECUTING THE SUBSCRIPTION DOCUMENT, EACH NOTEHOLDER IS AGREEING TO BE BOUND BY THE TERMS OF THE LOAN AGREEMENT SHOULD IT COME INTO FORCE BY THE APPOINTMENT OF A TRUSTEE PURSUANT TO ITS TERMS. EACH PROSPECTIVE INVESTOR SHOULD CAREFULLY REVIEW THE LOAN AGREEMENT (ATTACHED AS ANNEX 3). THE FOREGOING IS ONLY A SUMMARY OF THE PROVISIONS OF THE LOAN AGREEMENT.

      REMEDIES IN EVENT OF DEFAULT. If any Event of Default occurs and is continuing, a Majority in Interest may appoint a Trustee under the Loan Agreement and may instruct the Trustee to declare all Notes to be due and payable immediately and take any action allowed by law to collect such amounts. Notwithstanding the foregoing, in the case of an Event of Default arising from events of bankruptcy or insolvency, all outstanding Notes will become due and payable without further action or notice. If an Event of Default has occurred and is continuing, AmREIT must, upon written request of the Trustee, cure such default and pay for the benefit of the Noteholders the whole amount then due, any penalties which may be due and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due to the Trustee hereunder. If AmREIT fails to cure such defaults and pay such amounts forthwith upon such demand, the Trustee, in its own name and as Trustee of an express trust, shall be entitled to sue for and recover judgment against AmREIT and any other obligor on the Notes for the amount so due and unpaid pursuant to the terms of the Notes.

      A Trustee appointed under the terms of the Loan Agreement may not make any settlement or compromise concerning the rights of the Noteholders, in regard to payments of principal or interest, unless it is approved in a separate vote by a Majority in Interest of the Noteholders. Any settlement or
compromise so approved would be binding upon all the Noteholders.   The Trustee
may withhold from the Noteholders notice of any Default or Event of Default if it believes that withholding notice is in their interest except a Default or Event of Default relating to the payment of principal or interest or penalties. NO NOTEHOLDER SHALL HAVE THE RIGHT TO INSTITUTE OR CONTINUE ANY PROCEEDING, JUDICIAL OR OTHERWISE, WITH RESPECT TO THE LOAN AGREEMENT, THE NOTES, OR FOR THE APPOINTMENT OF A RECEIVER OR TRUSTEE OR FOR ANY OTHER REMEDY HEREUNDER, DURING THE PERIOD OF THE OPERATION OF THE LOAN AGREEMENT, UNLESS CERTAIN CONDITIONS, AS SET FORTH IN THE LOAN AGREEMENT, ARE SATISFIED. The Loan Agreement requires Noteholders who suffer an actual default on their notes to obtain the consent of a majority of all Noteholders to appoint a Trustee and take action against AmREIT. THIS REQUIREMENT, IN EFFECT, MAY LEAVE MANY NOTEHOLDERS WITHOUT PRACTICAL RECOURSE.

      AUTHORITY OF TRUSTEE. Under the Loan Agreement, the Trustee would be the exclusive Trustee of the Noteholders to act for them in the event of an action authorized by them upon the default by AmREIT. In general, the Trustee may only act upon express written instructions by a Majority Vote of the Noteholders. The Trustee is the sole agent authorized to present AmREIT with notices of default, demands or requests for information on behalf of the Noteholders. The Trustee will notify all Noteholders of any actions requested or taken by it upon the written instructions received after a Majority Vote of the Noteholders, and any reports or information received by it from AmREIT on behalf of the Noteholders. The Noteholders of not less than a Majority in Interest may, on behalf of all Noteholders, waive any past default under the Loan Agreement and settle or compromise any claim related to the payment of principal and interest on the outstanding Notes; provided the terms of such settlement or compromise have been made known to all Noteholders. The rights of the Noteholders upon the occurrence of a default, as well as a description of those actions constituting a default under the Notes, are summarized above.

      The Trustee is authorized to engage legal counsel, accountants or other experts who are, in its judgment, reasonably required to effect the course of action authorized. The Trustee may undertake the action directed by a Majority Vote only if it is adequately indemnified against its costs and expense for such action. Such indemnification would likely require the prepayment of any fees or expenses, including legal fees, accounting fees or other professional or third party fees reasonably required to effect the action by the Noteholders. The Trustee is not required to advance any funds for the payment of expenses, including attorneys' fees, on behalf of the Noteholders or to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers.

      The Trustee has the right to be compensated in a reasonable and timely amount for its services in connection with its actions as the Trustee, including prior reimbursement for any costs or expenses incurred by it. The Trustee is entitled to receive reimbursement for fees and costs incurred by it in taking any action on behalf of the Noteholders from any proceeds realized by it in enforcing the terms of the Notes. The Trustee's compensation for any additional acts authorized by the Noteholders will be paid by the

Noteholders in the amounts and on the terms prescribed by the Trustee. To the extent any of these fees or costs are incurred as the result of a default by AmREIT, AmREIT must reimburse such amounts to the Noteholders.

      The Trustee is charged to perform such duties, and only such duties, as are specifically set forth in the Loan Agreement. The Trustee is not liable to the Noteholders for any act taken in good faith and not involving its willful misconduct, and the Noteholders jointly and severally agree to indemnify Trustee and to hold it harmless against, any loss, liability or expense, incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the Loan Agreement. The Loan Agreement authorizes the Trustee to act on the part of the Noteholders only to the extent provided in the Loan Agreement. The Trustee is not empowered to, nor will it, keep the Note registration ownership records, hold the Notes on behalf of the Noteholders, or collect or disburse funds with respect to the Notes on behalf of the Noteholders.

AMENDMENT, SUPPLEMENT AND WAIVER

      The Loan Agreement and/or the Notes may be amended or supplemented with the consent of a Majority in Interest of the Noteholders and any Default, Event of Default, compliance or noncompliance with any provision of the Notes may be waived with the consent of a Majority in Interest; provided that any such amendment or supplement affecting the term, interest rate and other terms of the Notes must be ratable and proportionate in effect on all outstanding Noteholders based on the aggregate amount of principal and interest and penalty payments due them.

      REMOVAL, REPLACEMENT AND RESIGNATION OF TRUSTEE. The Loan Agreement provides that the Noteholders, by a Majority Vote, may appoint and thereafter remove and replace the Trustee upon prior written notice. The Trustee may resign, at any time, upon prior written notice to the Noteholders and AmREIT. No resignation or removal of the Trustee or appointment of a successor Trustee shall become effective until the acceptance of appointment by the successor Trustee.


      AMENDMENT OF LOAN AGREEMENT AND NOTE. The terms and conditions of the Loan Agreement and the Notes, which constitute contractual agreements between AmREIT and the Noteholders, may be amended or supplemented by a Majority Vote of the Noteholders. The foregoing notwithstanding, AmREIT may, without the consent of any Noteholder, amend or supplement the Note terms to cure any ambiguity, defect or inconsistency, to provide for the assumption of its obligations to the Noteholders in the case of merger or acquisition, or to make any change that does not materially, adversely affect the rights of any Registered Noteholder. However, without the consent of each Registered Noteholder affected, AmREIT may not: (I) reduce the principal amount of the Notes; (ii) reduce the number of Noteholders who must consent to an amendment of any of the Note terms; (iii) reduce the interest rate or change the interest payment date for any Note; (iv) reduce the principal of, or change the fixed maturity date of, any Note; or (v) make any change in the provisions concerning waiver of a default or Event of Default by the Noteholders or the rights of the Noteholders to receive payment of principal or interest.

ALLOCATION OF THE MERGER CONSIDERATION

      ALLOCATION METHODOLOGY. AmREIT is offering to issue in the aggregate up to 3,009,735 Shares, which will be allocated among the Participating Partnerships based on the Exchange Ratio of the Partnership as follows. Pursuant to the Merger Agreement, each Limited Partner of the Participating

Partnerships will receive Shares in exchange for Units held as follows: Cash will be issued in lieu of fractional Shares based on the Exchange Price.

                                                   EXCHANGE RATIO:
                                  ORIGINAL PRICE    NO. OF SHARES
              PARTNERSHIP            PER UNIT          PER UNIT
              -----------         --------------   ---------------
              FUND III                $30,000         3,819.11

              FUND IV                  30,000         2,663.90

              FUND V                   30,000         2,815.50

              FUND VI                  30,000         3,051.39

              FUND VII                 30,000         2,968.11

              FUND VIII                30,000         3,151.48

              FUND GDYR                30,000         2,629.95

              FUND IX                   1,000            98.06

              FUND X                    1,000            98.58

              FUND XI                   1,000            97.62

----------

      EXCHANGE RATIO. The Exchange Ratio is determined by dividing the Net Asset Value per Unit of each Partnership by the Exchange Price of $9.34 per share.

      NET ASSET VALUES. The Net Asset Value of each Partnership equals (I) the negotiated price of the Partnership's real estate assets (properties), plus
(ii) the Partnership's cash and cash equivalent assets, less any debt (the "Net Cash") at the Effective Date of the Merger. The only material assets of each Partnership are its properties and cash. None of the Partnerships is expected to have any material debt at the Effective Date. The Exchange Ratio is subject to adjustment for the participating Partnerships actual Net Cash at the Effective Date and, in the case of Fund IV and Fund V, the unpaid balance of the Atlas Note as of the Effective Date.

      The price of each Partnership's properties was determined by negotiations between the General Partner and the Independent Directors. In his negotiations on behalf of the Partnerships, Mr. Taylor was to consider the opinion to be rendered by Houlihan that the Merger is fair to the Limited Partners from a financial point of view. Houlihan's Fairness Opinions are subject to certain qualifications and limitations. See "THE FAIRNESS OPINIONS - The Houlihan Fairness Opinions" below. In their negotiations on behalf of AmREIT, the Independent Directors were advised by Bishop-Crown, which advised the Independent Directors regarding the value of the Partnership's Properties and has rendered its opinion that the Merger is fair from a financial point of view to AmREIT and its shareholders. The Bishop-Crown opinion is subject to certain qualifications and limitations. See "THE BISHOP-CROWN OPINION" above.

      The following table sets forth the real property and net cash components of NAV of each Partnership.

                        NEGOTIATED                             PARTNERSHIP
                         PRICE OF             NET CASH AT       NET ASSET
     PARTNERSHIP        PROPERTIES             3/31/1998       VALUE (NAV)
     -----------       ------------           -----------      -----------
     FUND III          $  1,100,000           $  23,621(2)     $ 1,123,621

     FUND IV                500,000               9,865(2)         509,865

     FUND V                 410,000              10,749(2)         420,749

     FUND VI                285,000                   0(2)         285,000

     FUND VII             1,010,000(1)           29,674          1,039,674

     FUND VIII            1,775,000(1)           49,958          1,824,958

     FUND GDYR            1,090,000(1)            3,085          1,093,085

     FUND IX              4,850,000              87,264          4,937,264

     FUND X              10,390,000              48,594         10,438,594

     FUND XI              6,350,000              88,116          6,438,116
                       ------------           ---------        -----------
     Total             $ 27,760,000           $ 350,925        $28,110,925

(1) Amounts reflect value before allocation among interests of Limited Partners (99%) and general partners (1.0%).

(2) Assumes Disposition Fee is paid to general partners from cash reserves in shares of the Exchange Price.

----------

      The method of the Merger consideration described above was utilized by the General Partner because he deemed it the best method to allocate Shares among the Partnerships based upon the underlying value of the properties and cash assets owned by each Partnership. Other methods of allocation were not considered by the General Partner since no other acceptable options could be identified which in the view of the General Partner allocated value among the Partnerships equitably.

      The following table shows the Merger consideration in Shares offered to each Partnership and includes the following: (a) the NAV assigned to each of the Partnerships; (b) the percentage of the NAV of each Partnership against the
aggregate NAV of all Partnerships;   the number of Shares to be allocable to
each of the Partnerships based upon its NAV and the percentage of the total amount of all such Shares offered by AmREIT; (d) the number of Shares that would be issued by AmREIT in exchange for each $1,000 of Limited Partners' Adjusted Capital at March 31, 1998.

                                                                            ALLOCATION OF SHARES
                                                                     ---------------------------------
                                PERCENTAGE OF      TOTAL NO. OF      AS PERCENTAGE      PER $1,000 OF
                              AGGREGATE NAV OF  SHARES OFFERED TO    OF AGGREGATE     ADJUSTED CAPITAL
PARTNERSHIP        NAV          PARTNERSHIPS     THE PARTNERSHIP        SHARES         AT 3/31/1998(1)
-----------    -----------    ----------------  -----------------    -------------    ----------------
FUND III       $ 1,123,621           3.96%           120,302              3.96%            128.69

FUND IV(2)         509,865           1.80%            54,589              1.80%             88.76

FUND V(3)          420,749           1.48%            45,048              1.48%             97.95

FUND VI            285,000           1.03%            30,514              1.03%            103.53

FUND VII         1,039,674           3.64%           111,314              3.64%             97.95

FUND VIII        1,824,958           6.39%           195,392              6.39%            104.34

FUND GDYR        1,093,085           3.93%           117,033              3.93%             94.27

FUND IX          4,937,264          17.47%           528,615             17.47%             98.06

FUND X          10,438,594          37.43%         1,117,623             37.43%             97.58

FUND XI          6,438,116          22.87%           689,306             22.87%             97.62
               -----------         ------          ---------            ------
Total          $28,110,925         100.00%         3,009,735            100.00%

(1) Amount is net of general partners' interest and/or disposition fees, if any.

(2)  Includes interest in Atlas Note of $107,164 at March 31, 1998.

(3)  Includes interest in Atlas Note of $101,692 at March 31, 1998.

----------

      In Fund VII, Fund VIII and Fund GDYR, the Shares shown allocated to the Limited Partners, but not the Net Asset Values, are net of shares allocable to the general partners pursuant to their unsubordinated general partner interests in distributions of such Partnership.

      RETURN TO LIMITED PARTNERS FROM THE MERGER. The following table sets forth the anticipated return to the Limited Partners as a result of the Merger based on the Exchange Price of $9.34 per Share. The Table sets forth the return from the Merger and return from the Merger plus the cumulative return to the Limited Partners from distributions through March 31, 1998. See "THE PARTNERSHIPS -- Partnership Distributions."

              RETURN FROM MERGER    RETURN FROM MERGER AS
                 PER $1000 OF       A PERCENTAGE OF L.P.S    TOTAL CUMULATIVE   CUMULATIVE RETURN
               ADJUSTED CAPITAL      ADJUSTED CAPITAL AS     RETURN BASED ON    AS A PERCENTAGE OF
PARTNERSHIP     AT 3/31/1998(1)          OF 3/31/1998         EXCHANGE PRICE     ADJUSTED CAPITAL
-----------   ------------------    ---------------------    ----------------   ------------------
FUND III           $1,202                  120.20%             $ 2,221,019           249.30%

FUND IV               829                   82.90%                 966,144           165.17%

FUND V                914                   91.39%                 838,146           190.96%

FUND VI               967                   96.70%                 523,486           187.03%

FUND VII              915                   91.48%               1,900,569           177.84%

FUND VIII             975                   97.45%               3,133,424           178.51%

FUND GDYR             880                   88.05%               1,795,467           154.66%

FUND IX               916                   91.59%               7,845,378           154.46%

FUND X                911                   91.14%              14,252,494           133.32%

FUND XI               912                   91.18%               7,509,261           115.23%
                                                               -----------
Total                                                          $40,985,388

----------

(1) Based on Exchange Price of $9.34.

      The following table sets forth the anticipated return to the Limited Partners from the Merger as a result of the Merger based on a share price of $10.25, the last price at which AmREIT offered the Shares to the public. The table sets forth the return from the Merger and the return from the Merger plus the cumulative return from distributions through March 31, 1998. Returns are expressed in amounts per $1,000 of Adjusted Capital.

                  RETURN FROM MERGER    RETURN FROM MERGER     TOTAL CUMULATIVE PER
                  PER $1000 ADJUSTED    AS A PERCENTAGE OF      $1,000 OF ADJUSTED       CUMULATIVE RETURN
                   CAPITAL AT SHARE       L.P.S ADJUSTED     CAPITAL  RETURN BASED ON    AS A PERCENTAGE OF
PARTNERSHIP         PRICE OF $10.25          CAPITAL           SHARE PRICE OF $10.25      ADJUSTED CAPITAL
-----------       ------------------    ------------------   ------------------------    ------------------
FUND III               $1,319                 131.91%                 $2,376                    237.59%

FUND IV                   910                  90.98%                  1,571                    157.10%

FUND V                  1,003                 100.29%                  1,821                    182.05%

FUND VI                 1,061                 106.12%                  1,776                    177.61%

FUND VII                1,004                 100.40%                  1,689                    168.92%

FUND VIII               1,069                 106.94%                  1,690                    169.01%

FUND GDYR                 966                  96.62%                  1,461                    146.08%

FUND IX                 1,005                 100.52%                  1,455                    145.54%

FUND X                  1,000                 100.02%                  1,244                    124.44%

FUND XI                 1,001                 100.06%                  1,063                    106.35%

Total

----------

      ALLOCATION OF THE NOTES. As in the case of the Net Asset Value estimates above, the Net Cash at the Effective Date has been estimated for the purpose of the foregoing tables and the Liquidation Value of each Partnership is subject to adjustment for actual Net Cash at the Effective Date.

      The following table sets forth the calculation of the Liquidation Value of each Partnership.

                                       LIQUIDATION VALUE (NET
                    ORDERLY SALE       CASH AT 3/31/1998 PLUS    MAX. PRINCIPAL
                      VALUE OF           ORDERLY SALE VALUE     AMOUNT OF NOTES
PARTNERSHIP       PROPERTIES(1)(2)         OF PROPERTIES(3)       OFFERED (4)
-----------       ----------------     ----------------------   ---------------
FUND III            $ 1,093,436            $ 1,117,057           $  223,411

FUND IV                 452,962                462,827               92,565

FUND V                  406,992                417,741               83,548

FUND VI                 283,159                283,159               56,632

FUND VII(4)             935,612                965,286              193,057

FUND VIII(4)          1,775,877              1,825,835              365,167

FUND GDYR(4)          1,070,137              1,073,222              214,644

FUND IX               4,354,924              4,442,188              888,438

FUND X                8,816,621              8,865,215            1,773,043

FUND XI               5,361,203              5,449,319            1,089,864
                    -----------            -----------           ----------
Total               $24,550,923            $24,901,848           $4,980,370


(1) Orderly Sale Value equals the General Partner's estimate of each Partnership's properties based on a net sale valuation approach.

(2)  Liquidation Value equals Estimated Cash at Closing plus Orderly Sale Value.

(3)  Cash is net of 3.0% Disposition fee.

(4)  Equals 20% of Total Liquidation Value.

----------

      The following table sets forth the principle amount of the Notes offered to the Limited Partners on a per unit and per $1,000 original investment basis.

                                     PRINCIPAL AMOUNT OF NOTE
                                           OFFERED PER:
                                    --------------------------
                 MAXIMUM PRINCIPAL                               PERCENT OF
                  AMOUNT OF NOTES                 $1,000 ORIG.   ORIG. $1000
PARTNERSHIP           OFFERED       L.P. UNIT      INVESTMENT    INVESTMENT
-----------      -----------------  ---------     ------------   -----------
FUND III            $  223,411       $35,462         $1,182        118.21%

FUND IV                 92,565        22,577            753         75.26%

FUND V                  83,548        26,109            870         87.03%

FUND VI                 56,632        28,316            944         94.39%

FUND VII               193,057        25,739            858         85.80%

FUND VIII              365,167        29,449            982         98.16%

FUND GDYR              214,644        24,117            804         80.39%

FUND IX                888,438           824            824         82.41%

FUND X               1,773,043           774            774         77.40%

FUND XI              1,089,864           772            772         77.17%
                    ----------
Total               $4,980,370

----------

      As in the case of the Liquidation Values estimates above, the Net Cash at the Effective Date has been estimated for the purpose of the foregoing tables and the Liquidation Value of each Partnership is subject to adjustment for actual Net Cash at the Effective Date.

      SHARES ISSUABLE TO THE GENERAL PARTNERS. The General Partner will also receive Shares in exchange for his general partnership interests in the following Partnerships:

                               CONSIDERATION    ALLOCATION
                                    PAID        OF SHARES
                               -------------    ----------
           FUND VII                $1,000         1,113

           FUND VIII                1,000         1,954

           FUND GDYR                1,000         1,170
                                   ------         -----
           Total                   $3,000         4,237

      In addition to the foregoing shares, the general partners have agreed to accept shares at the Exchange Price in payment for the disposition fees otherwise payable to them under the Partnership Agreements of the following Partnerships.

                                 AMOUNT OF       NO. OF SHARES
           PARTNERSHIP        DISPOSITION FEE      RECEIVED
           -----------        ---------------    -------------
           FUND III              $30,000            3,597

           FUND IV                17,100            1,317

           FUND V                 12,900            1,381

           FUND VI                 9,000              899
                                 -------            -----
           Total                 $69,000            7,372

      In each case, the disposition fee equals 3.0% of the fair value of the Partnerships' properties as determined for the purposes of the Merger.

CONFLICTS OF INTEREST

      A number of conflicts of interest are inherent in the relationships among
the Partnerships, the General Partner, and AmREIT officers.   No formal
procedures were put in place by the General Partner, or his affiliates, to minimize the potential conflicts of interest. Certain of these conflicts of interest are summarized below.

      AFFILIATED GENERAL PARTNERS. The General Partners have sought to discharge faithfully their fiduciary duties to each of the Partnerships, but it should be borne in mind that each of the general partners is affiliated with the General Partner, which ultimately controls the general partners and who is the largest shareholder of AmREIT, owning approximately 10.62% of the outstanding Shares. Upon consummation of the Merger, the General Partner will still own up to approximately 10.68% of the outstanding Shares. No Partnership was separately represented by parties independent of General Partner in structuring and negotiating the terms of the Merger. The General Partner believes that the requirement of receipt of the Houlihan Fairness Opinions, the right to receive Notes in lieu of shares granted to Limited Partners who believe that the applicable Exchange Ratio does not provide such Limited Partners a number of Shares equal to the fair market value of their Units and other aspects of procedural fairness that have been incorporated into the structure of the Merger, the allocation of Shares to each Participating Partnership and the expected benefits to Limited Partners from the Merger offset any detriment arising from such conflicts of interest or the absence of an independent representative. Had separate representation been arranged for each Partnership, the terms of the Merger might have been different and possibly more favorable to the Limited Partners.
In addition, if separate representation had been arranged for each Partnership, issues unique to the value of a given Partnership might have received greater attention during the structuring of the Merger, and there might have been adjustments in the Net Asset Values allocated among the Partnerships, thereby increasing or decreasing the number of Shares allocable to such Partnership. See "RISK FACTORS -- Lack of Independent Representation" and "-- Conflicts of Interest."

      BENEFITS TO MR. TAYLOR AND HIS AFFILIATES. Because the General Partner has a financial interest in consummating the Merger, there is an inherent conflict of interest in his structuring the terms and conditions of the Merger and the manner in which the Merger has been structured might have been different if structured by persons having no financial interest in whether or not the Merger proceeded. The financial benefits to General Partner from the Merger include the following:

                          (a)   The General Partner will be entitled to payment
of up to 349,333 shares upon consummation of the Merger as a result of the terms of payments of the Share Balance payable to him pursuant to the recently completed Adviser Acquisition. The Adviser Acquisition was approved by AmREIT's shareholders and consummated and, thus, the Limited Partners did not have the opportunity to vote on the Adviser Acquisition.

                          (b)   Should the Merger be consummated, the General
Partner and his Affiliates will receive 1,059 Shares, 2,104 Shares, and 1,129 Shares, respectively, as general partners of FUND VII, FUND VIII and FUND GDYR.

                              The General Partner and/or his Affiliates will
receive 3,533 Shares, 1,606 Shares, 1,317 Shares and 915 Shares, respectively, from FUND III, FUND IV, FUND V and FUND VI in payment of disposition fees for the transfer of the properties of these Partnerships in the Merger.

      However, the Merger also eliminates the following benefits currently available to the General Partner and his Affiliates and subjects him to the following detriments:

                                (I)   If the Merger proceeds, the General
                                      Partner will relinquish his control over the Partnerships because AmREIT will be controlled by the Board of Directors who are elected by the shareholders of AmREIT.

                                (ii) The general partners have agreed to waive their rights to receive any Shares to which they may otherwise be entitled in exchange for services (other than the disposition fees described above) or the value of their future interests.

      FEATURES DISCOURAGING POTENTIAL TAKEOVERS. Certain provisions in the Articles of Incorporation and Bylaws, as well as statutory rights under Maryland law, could be used by AmREIT's management, including the General Partner, to delay, discourage, or thwart efforts of third parties to acquire control of, or a significant equity interest in, AmREIT. See "COMPARISON OF OWNERSHIP OF UNITS AND SHARES" and "RISK FACTORS -- Anti-Takeover Provisions."

FIDUCIARY RESPONSIBILITY

      OFFICERS AND DIRECTORS OF AMREIT. The Directors are accountable to AmREIT and its shareholders as fiduciaries and must perform their duties in good faith, in a manner believed to be in the best interests of AmREIT and its shareholders and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. AmREIT's Charter provides that no Manager or officer of AmREIT shall be liable to AmREIT for any act, omission, loss, damage, or expense arising from the performance of his or her duties under AmREIT save only for his or her own willful misfeasance or malfeasance or negligence. In discharging their duties to AmREIT, Directors and officers of AmREIT shall be entitled to rely upon experts and other matters as provided in the Maryland General Corporation Law (the "MGCL") and AmREIT's Bylaws. The Charter provides that AmREIT will indemnify its Directors and officers to the fullest extent permitted under the MGCL. Pursuant to the Charter and the MGCL, AmREIT will indemnify each Manager and officer against any liability and related expenses (including attorneys' fees) incurred in connection with any proceeding in which he or she may be involved by reason of serving in such capacity so long as he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of AmREIT, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. A Manager and officer is also entitled to indemnification against expenses incurred in any action or suit by or in the right of AmREIT to procure a judgment in its favor by reason of serving in such capacity if he or she acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of AmREIT, except that no such indemnification will be made if he or she is judged to be liable to AmREIT, unless the applicable court of law determines that despite the adjudication of liability the Manager or officer is reasonably entitled to indemnification for such expenses.

      The Charter authorizes AmREIT to advance reasonable funds to a Manager or officer for costs and expenses (including attorneys' fees) incurred in a suit or proceeding upon receipt of an undertaking by such Manager or officer to repay such amounts if it is ultimately determined that he or she is not entitled to be indemnified. AmREIT has entered into agreements with the its Directors and executive officers, indemnifying them to the fullest extent permitted by the MGCL. Shareholders may have more limited recourse against such persons than would apply absent these provisions and agreements. To the extent that the foregoing provisions concerning indemnification apply to actions arising under the Securities Act, AmREIT has been advised that, in the opinion of the Commission, such provisions are contrary to public policy and therefore are not enforceable. AmREIT intends to obtain and maintain insurance indemnifying the Directors and officers against certain civil liabilities, including liabilities under the federal securities laws, which might be incurred by them in such capacity.

      GENERAL PARTNERS OF THE PARTNERSHIPS. Under both Nebraska and Texas and partnership law, the general partners are accountable to the Partnerships as fiduciaries and are required to exercise good faith and integrity in all their dealings in the Partnership's affairs. The Partnership Agreements generally provide that neither the general partners nor any of their Affiliates performing services on behalf of the Partnerships will be liable to the Partnership or any of the Limited Partners for any act or omission by any such person performed in good faith pursuant to authority granted to such person by the Partnership Agreements, or in accordance with its provisions, and any manner reasonably believed by such person to be within the scope of authority granted to such person and in the best interests of the Partnership provided that such act or omission did not constitute fraud, misconduct, bad faith or negligence. As a result, Limited Partners might have a more limited right of action in certain circumstances than they would have in the absence of such a provision in the Partnership Agreements.

      The Partnership Agreements also generally provide that the general partners and certain related parties are indemnified from losses relating to acts performed or failures to act in connection with the business of the Partnerships (except to the extent indemnification is prohibited by law) provided that such person determined in good faith that the course of conduct did not constitute fraud, negligence or misconduct. Notwithstanding the foregoing, none of the above-mentioned persons is to be indemnified by the Partnerships from liability, loss, damage, cost or expense incurred in connection with any claim involving allegations that such person violated federal or state securities laws unless (a) there has been a successful adjudication on the merits of the claims of each count involving alleged securities law violations as to the person seeking indemnification and the court approves indemnification of the litigation costs, (b) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction and the court approves indemnification of the litigation costs, or a court of competent jurisdiction has approved a settlement of the claims against the person seeking indemnification and finds that indemnification of the settlement and related costs should be made. In each of the foregoing situations, the court of law considering the request for indemnification must be advised as to the position of the Commission, and any other applicable regulatory authority regarding indemnification for violations of securities laws. Indemnification may not be enforceable as to certain liabilities arising from claims under the Securities Act and state securities laws; and, in the opinion of the Commission, such indemnification is contrary to public policy and is therefore unenforceable. For purposes of the foregoing, the affiliates of the general partners will be indemnified only when operating within the scope of the general partners' authority. Any claim for indemnification under the Partnership Agreement will be satisfied only out of the assets of the Partnership and no Limited Partner will have any personal liability to satisfy an indemnification claim made against the Partnership.

      The Partnerships may also advance funds to a person indemnified under the Partnership Agreements for legal expenses incurred as a result of legal action brought against such person if such person undertakes to repay the advanced funds to the Partnership if it is subsequently determined that such person is not entitled to indemnification. The Partnerships do not pay for any insurance covering liability of the general partners or any other indemnified person for acts or omissions for which indemnification is not permitted by the Partnership Agreements, although the general partners may be named as additional insured parties on policies obtained for the benefit of the Partnership if there is no additional cost to such Partnership. As part of its assumption of liabilities in the Merger, AmREIT will indemnify the general partners and their affiliates for periods prior to and following the Merger to the extent of the indemnity under the terms of the Partnership Agreements and applicable law.

MARKET PRICES AND DISTRIBUTIONS

      THE MARKET PRICE OF THE SHARES. The Shares are not listed or traded on any national securities exchange or quoted on Nasdaq, nor will the Shares be traded in any such secondary market upon consummation of the Merger. Secondary sales of the Shares have been limited and sporadic and management is unaware of the price and terms of any such sales to the extent they have occurred. In general, management monitors such transfers only with respect to their volume. The offering price of the common stock in AmREIT's most recent public offering was $10.25 per share.

      AMREIT DISTRIBUTIONS. The following table sets forth the amount and dates of the distributions made by AmREIT through March 31, 1998.

                    AMOUNT            PAYMENT DATE
                    ------            ------------
                    $0.0950           June 30, 1994

                    $0.10245          September 30, 1994

                    $0.15305          December 31, 1994

                    $0.15625          March 31,1995

                    $0.15783          June 30, 1995

                    $0.15795          September 30, 1995

                    $0.1690           December 31, 1995

                    $0.17524          March 31, 1996

                    $0.17615          June 30, 1996

                    $0.1770           September 30, 1996

                    $0.17938          December 31, 1996

                    $0.1800           March 31, 1997

                    $0.18025          June 30, 1997

                    $0.18051          September 30, 1997

                    $0.1807           December 31, 1997

                    $0.1809           March 31, 1998

      AmREIT intends to evaluate future distributions on a quarterly basis.

      MARKET PRICE OF THE LIMITED PARTNER UNITS. The Units are not listed on any national securities exchange or quoted on Nasdaq, and there is no established public trading market for the Units. Secondary sales activity for the Units has been limited and sporadic. Also, a number of these transfers were between the same beneficial owner(s), family members or related persons and cannot be considered sales at prevailing market prices. The General Partner monitors transfers of the Units (I) because the admission of the transferee as a substitute Limited Partner requires the consent of the general partners under each Partnership Agreement; and/or (ii) in order to track compliance with safe harbor provisions to avoid treatment as a "publicly traded partnership" for tax purposes. It should be noted that some transactions may not be reflected on the records of the Partnerships. Based upon the transfer records of the Partnerships, the General Partner is not aware of the price or terms of such transfers.

EFFECTIVE TIME OF THE MERGER

      As soon as practicable after satisfaction of all conditions to consummation of the Merger (see "THE MERGER -- Conditions to Consummation of the Merger"), the parties will file articles of merger with the Clerk of Harris County and articles of merger with the respective secretaries of state of Texas and of the states of organization of the respective Partnerships. For Texas state law purposes, the Merger will become effective upon the later of the filing of the articles of merger described above, or at such later time which AmREIT and the General Partner shall have agreed upon and designated in such filings in accordance with applicable law. For accounting purposes, the parties may agree to make the Merger effective as of a date prior to such effective date (the 'Effective Time"). AmREIT has the right, acting unilaterally so long as it has not willfully and materially breached the Merger Agreement, to terminate the Merger Agreement should the Merger not be consummated by the close of business on December 31, 1998. Until the Effective Time of the Merger, the Limited Partners will retain their rights as Limited Partners of their respective Partnerships to vote on matters submitted to them. See "THE MERGER -- Termination; Extension, Waiver and Amendment."

MANAGEMENT, OPERATIONS AND HEADQUARTERS AFTER THE MERGER

      Following the Merger, the Directors of AmREIT prior to the Merger will continue to serve as Directors of AmREIT. The executive officers of AmREIT prior to the Merger will continue to serve as the executive officers of AmREIT after the Merger.

      Following the Merger, the headquarters of AmREIT will continue to be located at 8 Greenway Plaza, Suite 824, Houston, Texas 77046.

CONDITIONS TO CONSUMMATION OF THE MERGER

      The respective obligations of AmREIT and the Partnerships to effect the Merger are subject to the satisfaction of certain conditions (none of which may be waived), including the following: (I) the Merger Agreement and the transactions contemplated thereby shall have been approved by the shareholders of AmREIT and the Limited Partners of the Participating Partnerships; (ii) the California Commissioner of Corporations shall have issued a permit for the issuance of the Shares and the Notes based on his determination following the California fairness hearing that such issuance is fair, just and equitable;
(iii) the Definitive Joint Consent Solicitation Statement shall have been timely filed with the Commission and all necessary state securities laws or "Blue Sky" permits or approvals required to carry out the transactions contemplated by the Merger Agreement shall have been obtained and no stop order with respect to any of the foregoing shall be in effect; (iv) none of the parties shall be subject to an order or injunction of a court of competent jurisdiction or other legal prohibition which prohibits the consummation of the transactions contemplated by the Merger Agreement; and
(v) all material actions by or in respect of or filings with any governmental entity required for consummation of the Merger and related transactions shall have been obtained or made.

      Consummation of the Merger is also subject to the satisfaction or waiver of certain other conditions specified in the Merger Agreement, including, among others: (I) the representations and warranties in the Merger Agreement of each of the parties shall be true and correct as of the Closing Date; (ii) each party shall have performed its obligations contained in the Merger Agreement at or prior to the Effective Time; (iii) from and after the date of the Merger Agreement there shall not have occurred any change in the financial condition, business or operations of either party that would have or would be reasonably likely to have a material adverse effect on the business, results of operations or financial condition of such party; (iv) each party shall have received an opinion of counsel; and (v) each party shall have obtained all consents and waivers from third parties necessary to consummate the Merger and related transactions.

      The parties may waive one or more of the foregoing conditions to the Merger except that if such waiver involves a material change to the terms of the Merger, the parties shall resolicit Consents from the waiving party's shareholders or Limited Partners, as applicable.

      If nine of the ten Partnerships do not approve the Merger, AmREIT has the right, but not the obligation, to consummate the Merger with the one Participating Partnership. See "THE MERGER -- Conditions to Consummation of the Merger."

CONDUCT OF BUSINESS PENDING THE MERGER

      During the period from the date of the Merger Agreement to its effective date, the parties have agreed to carry on their respective business in the usual, regular and ordinary course in substantially the same manner as previously conducted and, to the extent consistent therewith, use commercially reasonable efforts to preserve in tact their respective current business organizations, goodwill and ongoing business. The parties also agreed, except as disclosed to the other party or in certain limited circumstances specified therein, that they shall:

      (1) Use their reasonable efforts, and shall cause each of their respective subsidiaries to use their reasonable efforts, to preserve intact their business organizations and goodwill and keep available the services of their respective officers and employees.

      (2) Except for the continuing payment of quarterly distributions at a rate not exceeding its respective current annual rate, no party to the Merger shall make any distributions or dividends payable with respect to the Shares and Units.

      (3) Confer on a regular basis with one or more representatives of the other to report operational matters of materiality and any proposals to engage in material transactions.

      (4) Promptly deliver to the other true and correct copies of any report, statement or schedule filed with the Commission.

      (5) Promptly notify the other of any material emergency or other material change in the condition (financial or otherwise) of the business, properties, assets or liabilities, or any material governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated), or the breach in any material respect of any representation, warranty, covenant or agreement contained therein.

      Prior to the Effective Time, except as otherwise disclosed pursuant to the Merger Agreement, unless AmREIT has consented (such consent not to be unreasonably withheld or delayed) in writing thereto, each Partnership:

      (1) Shall conduct its operations according to its usual, regular and ordinary course in substantially the same manner as conducted.

      (2)    Shall not amend its Partnership Agreement.

      (3) Shall not (I) except pursuant to the exercise of options, warrants, conversion rights and other contractual rights existing on the date of the Merger Agreement hereof and disclosed pursuant to the Merger Agreement, issue any Units, make any distribution, effect any recapitalization or other similar transaction; (ii) grant, confer or award any option, warrant, conversion right or other right not existing on the date of the Merger Agreement to acquire any Units; (iii) increase any compensation or enter into or amend any employment agreement with the General Partner or his Affiliates; or (iv) adopt any new employee benefit plan or amend any existing employee benefit plan in any material respect, except for changes which are less favorable to participants in such plans.

      (4) Shall not directly or indirectly redeem, purchase or otherwise acquire any Units or make any commitment for any such action.

      (5) Shall not sell or otherwise dispose of (I) any Partnership properties; or (ii) except in the ordinary course of business, any of its other assets which are material, individually or in the aggregate.

      (6) Shall not make any loans, advances or capital contributions to, or investments in, any other person.

      (7) Shall not pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practice or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the most recent consolidated financial statements (or the notes thereto) of each Partnership included in the Partnership's filings with the Commission or incurred in the ordinary course of business consistent with past practice.

      (8) Shall not enter into any commitment which individually may result in total payments or liability by or to it in excess of $10,000 (or 5% of its Net Asset Value, if less) in the case of any one commitment or in excess of $20,000 (or 10% of its Net Asset Value, if less) for all commitments.

      (9) Shall not, and shall not permit any of its subsidiaries to, enter into any commitment with any officer, director or affiliate of the Partnership or the General Partner or his affiliates except to the extent the same occur in the ordinary course of business consistent with past practice and would not have a Partnership Material Adverse Effect (as defined in the Merger Agreement).

      (10) Shall not enter into or terminate any lease representing annual revenues of $100,000 or more (or 5% of its Net Asset Value, if less).

      Prior to the Effective Time, except as may be otherwise disclosed pursuant to the Merger Agreement, unless each Partnership has consented (such consent not to be unreasonably withheld or delayed) in writing thereto, AmREIT:

      (1) Shall, and shall cause each of its subsidiaries to, conduct its operations according to their usual, regular and ordinary course in substantially the same manner as heretofore conducted.

      (2)    Shall not amend its Articles of Incorporation or Bylaws.

      (3) Shall not (I) except pursuant to the exercise of options, warrants, conversion rights and other contractual rights (including AmREIT's existing dividend reinvestment plan) existing on the date of the Merger Agreement and disclosed pursuant to the Merger Agreement, issue any shares of its capital stock, effect any share split, reverse share split, share dividend, recapitalization or other similar transaction; (ii) grant, confer or award any option, warrant, conversion right or other right not existing on the date hereof to acquire any shares of its capital shares (except pursuant to any employee incentive plan approved by shareholders); (iii) amend any employment agreement with any of its present or future officers or Independent Directors; or (iv) adopt any new employee benefit plan (including any share option, share benefit or share purchase plan).

      (4) Shall not declare, except as provided above for the continuing payment of quarterly dividends, set aside or pay any dividend or make any other distribution or payment with respect to any Shares or directly or indirectly redeem, purchase or otherwise acquire any Shares or capital stock of any of its subsidiaries, or make any commitment for any such action.

      (5) Shall not, and shall not permit any of its subsidiaries to, sell or otherwise dispose of (I) any properties or any of its capital stock of or other interests in subsidiaries or (ii) except in the ordinary course of business, any of its other assets which are material, individually or in the aggregate.

      (6) Shall not, and shall not permit any of its subsidiaries to, except in the ordinary course of business, make any loans, advances or capital contributions to, or investments in, any other person other than in connection with the sale of properties.

      (7) Shall not, and shall not permit any of its subsidiaries to pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practice or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the most recent consolidated financial statements (or the notes thereto) of AmREIT included in its reports filed with the Commission or incurred in the ordinary course of business consistent with past practice.

      (8) Shall not, and shall not permit any of its subsidiaries to, enter into any commitment which individually may result in total payments or liability by or to it in excess of $50,000 in the case of any one commitment or in excess of $250,000 for all commitments, except for those commitments in connection with the acquisition and/or development of property disclosed in the AmREIT Disclosure Letter (as defined in the Merger Agreement); and

      (9) Shall not, and shall not permit any of its subsidiaries to, enter into any commitment with any officer, Independent Director or Affiliate of AmREIT or any of its subsidiaries, except as provided in the Merger Agreement or except in the ordinary course of business.

      For purposes of the Merger Agreement, any consent shall be deemed to be unreasonably delayed if notice of consent or withholding of consent is not received within three days of request. For the purposes of the foregoing, consents on behalf of the Partnership may be given by the General Partner and consents on behalf of AmREIT must be given by the AmREIT Board with Mr. Taylor abstaining.

ACQUISITION PROPOSALS

      Prior to the Effective Time, each Partnership and AmREIT agreed (I) that neither of them nor any of their subsidiaries shall, and each of them shall direct and use its best efforts to cause its respective officers, general partners, Limited Partners, Independent Directors, employees, agents, affiliates and representative (including, without limitation, any investment banker, attorney or accountant retained by it or any of its subsidiaries), as applicable, not to initiate, solicit or encourage directly or indirectly any inquiries or the making or implementation of any proposal or offer (including, without limitation any proposal or offer to its shareholders or limited partners) with respect to a merger, acquisition, tender offer, exchange offer, consolidation or similar transaction involving, or any purchase of all or any significant portion of the assets or any equity securities (or any debt securities convertible into equity securities) of such party or any of its subsidiaries, other than the transactions contemplated by the Merger Agreement (any such proposal or offer being hereinafter referred to as an "Acquisition Proposal"), or engage in any negotiations concerning, provide any confidential information or data to, or have any discussions with, any person relating to an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal; (ii) that it will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing and each will take the necessary steps to inform the individuals or entities referred to above of the undertaken obligations; and (iii) that it will notify the other party immediately if any such inquiries or proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with, it. However, nothing contained in the Merger Agreement prohibits the General Partner or AmREIT Board from (x) furnishing information to or entering into discussions or negotiations with any person or entity that makes an unsolicited bona fide Acquisition Proposal, if, and only to the extent that (A) the General Partner or AmREIT Board, as applicable, determines in good faith that such action is required for it to comply with his or its fiduciary duties to Limited Partners or shareholders, respectively, imposed by law as advised by counsel, (B) prior to furnishing such information to or entering into discussions or negotiations with, such person or entity, such party provides written notice to the other party to the Merger Agreement to the effect that it is furnishing information to, or entering into
discussions with, such person or entity, and   subject to any confidentiality
agreement with such person or entity (which such party determined in good faith was required to be executed in order for the General Partner or AmREIT Board, as applicable, to comply with his or its fiduciary duties to the Limited Partners or shareholders, respectively, imposed by law as advised by counsel), such party keeps the other party to the Merger Agreement informed of the status (but not the terms) of any such discussions or negotiations; and (y) to the extent applicable, complying with Rule 14e-2 promulgated under the Exchange Act with regard to an Acquisition Proposal.

TERMINATION; EXTENSION, WAIVER AND AMENDMENT

      TERMINATION BY MUTUAL CONSENT. The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, before or after the approval of this Agreement by the Limited Partners of a Partnership or the shareholders of AmREIT by the mutual written consent of AmREIT and the Partnership.

      TERMINATION BY EITHER AMREIT OR A PARTNERSHIP. The Merger Agreement may be terminated and the Merger may be abandoned by action of the General Partner for any Partnership or the Independent Directors for AmREIT only for good reason. Under the Merger Agreement, only the following constitutes "good reason":


             (I) By either AmREIT or the Partnership if the Merger shall not have been consummated by December 31, 1998;

             (ii) By AmREIT if the approval of the Limited Partners of a Partnership shall not have been obtained as required under the Merger Agreement;

             (iii) By the Partnership if the approval of the shareholders of AmREIT shall not have been obtained as required under the Merger Agreement;

             (iv) By either AmREIT or the Partnership upon a Change In Control, as defined below, of the other;

             (v) By either AmREIT or the Partnership if there has been a breach by the other of any representation or warranty contained in the Merger Agreement, or if either determines in good faith that facts or circumstances of which it had no previous knowledge, which would have or would be reasonably likely to have AmREIT Material Adverse Effect or a Partnership Material Adverse Effect, as the case may be, which breach is not cured within 30 days after written notice of such breach is given to the breaching party by the non-breaching party;

             (vi) By either AmREIT or the Partnership if there has been a material breach of any of the covenants or agreements set forth in the Merger Agreement by the other, which breach is not curable or, if curable, is not cured within 30 days after written notice of such breach is given to the breaching party by the non breaching party;

             (vii) By the Partnership if in the exercise of his good faith judgment as to his fiduciary duties as imposed by law, and as advised by counsel, the General Partner determines that such termination is required by reason of a Partnership Acquisition Proposal being made;

             (viii) By AmREIT if, in the exercise of its good faith judgment as to its fiduciary duties as imposed by law, and as advised by counsel, the Independent Directors determine that such termination is required by reason of an AmREIT Acquisition Proposal being made; or

             (ix) By either AmREIT or the Partnership if a United States federal or state court of competent jurisdiction or United States federal or state governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Merger Agreement and such order, decree, ruling or other action shall have become final and non-appealable, provided that the party seeking to terminate the Merger Agreement shall have used all reasonable efforts to remove such order, decree, ruling or injunction.

EFFECT OF TERMINATION AND ABANDONMENT

      If an election to terminate the Merger Agreement is made by the Partnership (I) other than for "good reason" or (ii) for good reason pursuant to paragraph (vii) above, and a Partnership Acquisition Proposal shall have been made and, within one year from the date of such termination, the Partnership consummates a Partnership Acquisition Proposal or enters into an agreement to consummate a Partnership Acquisition Proposal to be subsequently consummated, the Partnership shall pay as liquidated damages (not as a penalty or forfeiture) to AmREIT, provided that AmREIT was not in material breach of its obligations at the time of such termination, an amount equal to the lesser of (x) the Partnership's Proportionate Share of $500,000 (The "AmREIT Liquidated Damages Amount") and (y) the sum of (1) the maximum amount that can be paid to AmREIT without causing AmREIT to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code determined as if the payment of such amount did not constitute income described in Sections 856(c)(2)(A)-(H) and 856(c)(3)(A)-(I) of the Code ("Qualifying Income"), as determined by AmREIT's certified public accountants plus (2) an amount equal to the AmREIT' Liquidated Damages Amount less the amount payable under clause (1) above in the event the REIT receives a letter from its counsel indicating that it has received a ruling from the IRS to the effect that the AmREIT Liquidated Damages Amount payment constitutes Qualifying Income. In addition to the AmREIT Liquidated Damages Amount, AmREIT shall be entitled to receive from the Partnership (or its successor in interest) all documented out-of-pocket costs and expenses incurred by it, up to a maximum of the Partnership's Proportionate Share of Expenses of AmREIT Expenses. The payments to which AmREIT is entitled as described above shall be its sole remedy with respect to the termination of the Merger Agreement under the circumstances contemplated above.

      If an election to terminate the Merger Agreement is made because of a Partnership Material Adverse Effect under paragraph (v) above, the Partnership shall, provided that AmREIT was not in material breach of its obligations at the time of such termination, pay AmREIT for the AmREIT Expenses, up to a maximum of the Partnership's Proportionate Share thereof (although it shall not be required to pay AmREIT Liquidated Damages Amount), which payment of the AmREIT Expenses shall be AmREIT's sole remedy for termination of the Merger Agreement in such circumstances.

      If an election to terminate the Merger Agreement is made by the REIT (I) other than for good reason or (ii) for good reason pursuant to paragraph (viii) above and, within one year from the date of such termination, AmREIT consummates an AmREIT Acquisition Proposal or enters into an agreement to consummate an AmREIT Acquisition Proposal to be subsequently consummated; AmREIT shall pay liquidated damages (not as a penalty or forfeiture) to the Partnership, provided that the Partnership was not in material breach of its obligations at the time of such termination. Such liquidated damages shall be in an amount equal to 120% of the Partnership's Proportionate Share of the Partnership Merger Expenses (the "Partnership Liquidated Damages Amount"). The payments to which the Partnership is entitled as described above shall be its sole remedy with respect to the termination of the Merger Agreement under the circumstances contemplated above.

      If an election to terminate the Merger Agreement is made by the Partnership pursuant to paragraph (v) above because of an AmREIT Material Adverse Effect, AmREIT shall, provided that the Partnership was not in material breach of its obligations at the time of such termination, pay the Partnership for the Proportionate Share of the Partnership Expenses, up to a maximum amount equal to the amount of the Partnership's Proportionate Share of the Partnership Merger Expenses and (although it shall not be required to pay the Partnership Liquidated Damages Amount), which payment shall be the Partnership's sole remedy for termination of the Merger Agreement in such circumstances.

      If the Merger Agreement is terminated by either party pursuant to paragraph (iv) or paragraph (vi) above, the non- terminating party shall, provided that the terminating party was not in material breach of its obligations at the time of such termination, pay the terminating party (x) in the case of termination by the Partnership the Partnership Liquidated Damages Amount, and in the case of termination by AmREIT, the AmREIT Liquidated Damages Amount, plus (y) an amount equal to the terminating parties' Proportionate Share of the Merger Expenses and (z) the non-terminating party shall remain liable to the terminating party for its breach.

      If this Agreement is terminated pursuant to paragraph (I) or paragraph
(ix) above, AmREIT shall, provided that the Partnership was not in material breach of its obligations hereunder at the time of such termination, pay the Partnership an amount equal to the Partnership's Proportionate Share of the Partnership Expenses, which payment shall be the Partnership's sole remedy for termination of the Agreement in such circumstances.

      If an election to terminate this Agreement is made pursuant to paragraphs
(I), (ii) or (iii) above, and a Partnership Acquisition Proposal or an AmREIT Acquisition Proposal shall have been made and, within one year from the date of such termination, the non-nominating party consummates such Acquisition Proposal or enters into an agreement to consummate such Acquisition Proposal which is subsequently consummated, the non-terminating party shall pay to the terminating party, provided that the terminating party was not in material breach of its obligations hereunder at the time of such termination, as liquidated damages and not as a penalty or forfeiture, an amount equal to (x) in the case of termination by the Partnership, the Partnership Liquidated Damages Amount, and in the case of termination by AmREIT, the AmREIT Liquidated Damages Amount, plus (y) its Proportionate Share of the Merger Expenses. In addition to such amount, the terminating party shall be entitled to receive from the non-terminating party

(or its successor in interest) all of its documented out-of-pocket costs and expenses in connection with this Agreement and the transactions contemplated thereby. Such payments to which the terminating party shall be its sole remedy with respect to the termination of the Agreement.

      The Partnership agrees to amend the Merger Agreement at the request of AmREIT in order to (x) maximize the portion of the AmREIT Liquidated Damages Amount that may be distributed to AmREIT without causing AmREIT to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code or (y) improve AmREIT's chances of securing a favorable ruling described in this Section 9.3, provided that no such amendment may result in any additional cost or expense to such other party.

      If either party willfully fails to perform its duties and obligations under this Agreement, the non-breaching party is additionally entitled to all remedies available to it at law or in equity and to recover its expenses from the breaching party. In the event the REIT or the Partnership is required to file suit to seek all or a portion of such Liquidated Damages Amount, and it ultimately succeeds, it shall be entitled to all expenses, including attorney's fees and expenses, which it has incurred in enforcing its right hereunder. EXTENSION; WAIVER

      At any time prior to the Effective Time, either party, by action taken by the AmREIT Board or the General Partner, as applicable, may, to the extent legally allowed, (I) extend the time for the performance of any of the obligations or other acts of the other parties hereto; (ii) waive any inaccuracies in the representations and warranties made to such party contained in the Merger Agreement or in any document delivered pursuant hereto; and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

PROPOSED AMENDMENTS TO PARTNERSHIP AGREEMENTS

      The general partners of the respective Partnerships are proposing amendments to the Partnership Agreements to permit the closing of the transactions contemplated by the Merger. The Partnership Agreements of the Partnerships do not explicitly provide that the Partnerships can merge with and into another entity. The respective general partners are proposing to amend the Partnership Agreements to empower and expressly permit the respective general partners, for the benefit and on behalf of each respective Partnership, to consummate the Merger. Also, the Partnership Agreements each place certain prohibitions on the general partners from entering into various agreements, contracts or arrangements for and on behalf of the Partnerships with the general partners or their Affiliates as discussed herein. See "Conflicts of Interest". Consequently, the Merger Agreement cannot be effected unless and until such proposed amendments are adopted whether or not AmREIT would be regarded as an Affiliate of the general partner.

      Accordingly, for each of the Partnerships, the Limited Partners are being asked to consider and vote upon proposed amendments which authorize the following: (I) the Merger of each Partnership with and into AmREIT, whether or not AmREIT would be regarded as a Affiliate of the general partners; and (ii) such other actions as may be necessary under or contemplated by the Merger Agreement or this Joint Consent Solicitation Statement/Prospectus, irrespective of any provisions in the Partnership Agreements which might otherwise prohibit such actions.

      Limited Partners voting in favor of the Merger will be deemed to have voted in favor of each of these proposed amendments. Since a majority vote of the Limited Partners is required to approve the proposed amendments, a majority vote is required to approve the Merger. Similarly, the amendments will not be effective as to any Partnership that does not participate in the Merger.

THE MERGER EXPENSES

      All transaction costs and expenses of the Merger which are estimated to be $450,000 shall be paid by AmREIT except the Partnerships shall pay the costs of the Houlihan Opinions, the costs of accountants for the Partnerships and certain other miscellaneous costs and the costs of Partner communications (the "Partnership Merger Expenses"). The Partnership Merger Expenses are estimated to total $150,000. In addition, each Partnership will bear its own direct costs of due diligence, partner communications and administration. Each Partnership will bear its Proportionate Share of the Partnership Merger Expenses, which is equal to the Partnerships relative NAV. In the event the Limited Partners of the Partnership do not approve the Merger, the General Partner will pay or reimburse the Partnership's Proportionate Share of the Partnership Merger Expenses. AmREIT's share of the Merger Expenses includes, but is not be limited to, costs of Bishop-Crown's fairness opinion, title policies, its accounting fees and the legal fees, printing and mailing costs of this Prospectus.

ANTICIPATED ACCOUNTING TREATMENT

      AmREIT will account for the Merger as a purchase in accordance with Accounting Principles Board Opinion No. 16. The fair market value of the consideration given by AmREIT in the Merger and the market value of liabilities assumed will be used as the basis of the purchase price. The purchase price will be allocated to the assets and liabilities of the Participating Partnership based upon their respective fair market values at the Effective Time of the Merger. The financial statements of AmREIT will reflect the combined operations of AmREIT and the Participating Partnerships from the Effective Time of the Merger.

THE FAIRNESS OPINIONS

THE BISHOP-CROWN FAIRNESS OPINION

      BACKGROUND AND QUALIFICATIONS. AmREIT retained Bishop-Crown Investment Research, Inc., on February 11, 1998 to render an opinion as to whether the consideration to be paid by AmREIT pursuant to the Merger was fair from a financial point of view to AmREIT. A copy of Bishop-Crown's opinion is included as Annex 4 to this Prospectus. Bishop-Crown was not requested to, and did not make, any recommendation to the Independent Directors as to the Exchange Ratio to be provided for in the Merger, which Exchange Ratio was determined through negotiations between AmREIT and the General Partner.

      AmREIT selected Bishop-Crown to provide a fairness opinion because it is a financial advisor and investment valuation firm with national experience in the investment analysis, due diligence research, including the valuation of businesses and their securities in connection with mergers and acquisitions and for other purposes and has substantial experience with respect to REITs and other real estate companies and in transactions similar to the Merger.

      Bishop-Crown is a nationally recognized investment due diligence and financial advisory firm among member firms of the National Association of Securities Dealers, Inc. (the "NASD"). Over the past ten years Bishop-Crown has provided due diligence underwriting and valuation services to individual member firms and industry groups. The Independent Directors selected Bishop-Crown to act as their financial adviser based on its experience with and expertise in small and emerging companies, including real-estate investment companies and REITs, its experience in evaluating the fairness of acquisitions of asset groups by their sponsors and/or affiliated managers, its experience and expertise in the due diligence examination and analysis of both private and public companies and its recognition among NASD member firms.

      On _____________, 1998, Bishop-Crown delivered its written opinion to the Board (the "Bishop-Crown Opinion"), to the effect that, as of the date of such opinion, based on Bishop-Crown's review and subject to the limitations described below, the consideration to be paid by AmREIT pursuant to the Merger was fair from a financial point of view to AmREIT. The Bishop-Crown Opinion does not constitute a recommendation to any shareholder of AmREIT as to how any such shareholder should vote on the Merger. Bishop-Crown has no existing contractual obligation to update its fairness opinion.

THE FULL TEXT OF THE BISHOP-CROWN OPINION, WHICH SETS FORTH, AMONG OTHER THINGS, ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON ITS REVIEW UNDERTAKEN, IS ATTACHED AS ANNEX 4 TO THIS PROSPECTUS. AMREIT'S SHAREHOLDERS ARE URGED TO READ THE OPINION IN ITS ENTIRETY.

      Bishop-Crown made a presentation of the Bishop-Crown Opinion and the underlying financial analysis to the Independent Directors prior to the meeting. This analysis, as presented to the Independent Directors, is summarized herein. Independent Directors present at the meeting (either in person or via teleconference) had an opportunity to ask questions of Bishop-Crown. Bishop-Crown discussed the information in the report, and the financial data and other factors considered by Bishop-Crown in conducting its analysis, all of which are summarized herein.

      Bishop-Crown had no restrictions or limitations imposed by either AmREIT or the Partnerships with respect to its investigation or the procedures followed in rendering its opinion. In requesting the Bishop-

Crown Opinion, the Independent Directors did not give any special instructions to Bishop-Crown or impose any limitations upon the scope of the investigation that Bishop-Crown deemed necessary to enable it to deliver its opinion. Nor did Bishop-Crown receive any instructions from either AmREIT, the General Partner or his affiliates in connection with its engagement and analyses. Bishop-Crown is not affiliated with AmREIT, the General Partner, or Houlihan.
A copy of the Bishop-Crown Opinion, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached hereto as Annex 4 and is incorporated herein by reference. The summary of the opinion set forth below is qualified in its entirety by reference to the full text of the Bishop-Crown Opinion. Shareholders are urged to read the opinion in its entirety. The opinion is directed only to the fairness of the consideration to be paid by AmREIT from a financial point of view and does not constitute a recommendation to any shareholder as to how such shareholder should vote at the Special Shareholder Meeting.

      Management of AmREIT solicited proposals from two firms for the preparation of the fairness opinion. Bishop-Crown was formally engaged to render its opinion to the Independent Directors pursuant to a letter of engagement dated February ___, 1998 (the "Engagement Letter"). The engagement letter requires AmREIT to pay Bishop-Crown a fee equal to $37,500, all of which was paid upon delivery of the written opinion as of the date of this Prospectus. In addition, the engagement letter with Bishop-Crown provides that AmREIT will reimburse Bishop-Crown for its reasonable out-of-pocket expenses and will indemnify Bishop-Crown and certain related persons against certain liabilities, including liabilities under securities laws, arising out of the Merger or its engagement. The fee was payable to Bishop-Crown regardless of whether or not its opinion was favorable as to the fairness of the Merger.

      In conducting its analysis and arriving at the opinion, Bishop-Crown reviewed such information and considered such financial data and other factors as Bishop-Crown deemed relevant under the circumstances, including:

             (x)          a draft, dated ______________, 1998, of the Merger
                          Agreement;

             (xi) AmREIT's Annual Report on Forms 10-KSB and 10-K and the related financial information for the fiscal years ended December 31, 1997 and 1996, respectively, and AmREIT's Quarterly Report on Form 10-QSB for the quarterly period ended March 31, 1998;

             (xii) for each of Fund IX and Fund X, the Partnership's Annual Report on Forms 10-KSB and 10-K and the related financial information for the fiscal years ended December 31, 1997 and 1996, respectively, and each such Partnership's Quarterly Report on Form 10-QSB and the related unaudited financial information for the quarterly period ended March 31, 1998;

             (xiii) for each of FUND III, FUND IV, FUND V, FUND VI, FUND VII, FUND VIII, FUND GDYR, and FUND XI financial statements for the years ended December 31, 1997 and 1996, which, except in the case of Fund XI, were unaudited, and unaudited financial statements for each Partnership for the quarterly period ended March 31, 1998;

             (xiv) certain information, including financial forecasts, relating to AmREIT's business, earnings, cash flow, assets and prospects furnished to Bishop-Crown by AmREIT's management;

             (xv) certain information, including financial forecasts, earnings and cash flow of the properties of each Partnership furnished to Bishop-Crown by the General Partner;

             (xvi) certain information provided by AmREIT's management relating to the properties of the Partnerships including projections of net operating income for the year 1998 based on AmREIT management's review of the properties and lease terms and credit worthiness of the tenants of the Partnerships;

             (xvii) the historical and projected results of operations of AmREIT and historical and certain future earnings estimate of selected companies which Bishop-Crown deemed to be reasonably similar to AmREIT;

             (xviii) the historical offering prices for the Common Shares and the historical public trading prices of the Common Shares of certain publicly traded companies and publicly available financial, operating and stock market data concerning certain companies engaged in businesses Bishop-Crown deemed comparable to AmREIT or otherwise relevant to its inquiry;

             (xix) the financial terms of certain recent transactions Bishop-Crown deemed relevant; and

             (xx) such other financial information, analyses and investigations as Bishop-Crown deemed relevant.

      The financial forecasts provided to Bishop-Crown were the Partnerships' property-by-property cash budget for 1998 and forecast of net operating income and net cash flow for the five-year period 1998 to 2002, a pro forma combined balance sheet for the Partnerships and AmREIT at December 31, 1997 and a pro forma combined net operating income model for the Partnerships and AmREIT for 1998. Bishop-Crown discussed with senior management of AmREIT: (a) the prospects for AmREIT's prospective financing, development and acquisition activities in 1998 and 1999; (b) management's estimate of such business' future
financial performance;   the anticipated financial impact on AmREIT's
financial performance of the Merger and AmREIT's transition to a self-management structure; (d) the potential financial impact of the Merger on AmREIT, including management's estimate of AmREIT's expenses related to the Merger; and (e) such other matters as Bishop-Crown deemed relevant. Bishop-Crown also visited selected properties owned by the Partnerships.

      Bishop-Crown is not required to update its opinion. Management is not aware of any event which has occurred after the date of Bishop-Crown's opinion or of any significant changes to the information upon which it relied in giving its opinion which would cause Bishop-Crown to alter its opinion regarding the fairness of the Merger from a financial point of view.

      Bishop-Crown assumed without independent verification that all financial information provided by Mr. Taylor, management of the Partnerships and AmREIT, including financial forecasts and projections, upon which it relied in providing its opinion, was reasonably prepared and reflects the best current available estimates or future financial results and the condition of AmREIT and the Partnerships; and that there has been no material change to the assets, financial conditions, business or prospects of AmREIT or any of the Partnerships since the date of the most recent financial statements made available to it. Included in this financial information were projected operating results of the combined Company and the Partnerships based on various financial models assuming various rates of asset growth ranging from 10% to 50% over various periods extending up to and including 2004. These financial models incorporated numerous assumptions with respect to the real estate industry performance, general business and economic conditions, future conditions of the financial markets and the continuation of certain current trends within the real estate industry. Most of these assumptions are beyond the control of the Partnerships and AmREIT, and as predictions, no matter how reasonable, are subject to the impact and influence of future events. Primary among the assumptions made were that interest rates, rates of inflation, and yields on leased properties would continue, overall, to compare with rates currently available. The financial models also assumed that under current and future AmREIT and Partnership investment lease provisions, same store net operating income would increase at the average rate of 1.0% per annum, as adjusted after the end of each fifth year of the lease. Bishop-Crown was not engaged to opine and does not express any opinion as to any other aspect of the Merger other than the fairness of the consideration to be paid by AmREIT and to be received by AmREIT and its Shareholders from a financial point of view.

      SHARE CONSIDERATION ANALYSIS. For purposes of its analysis of the fairness of the transaction, Bishop-Crown valued the Shares by annualizing the value of AmREIT's shares based on common stock multiples of annual dividends and annual FFO. The appropriate range of multiples was determined by reference to the reported multiples of publicly traded share prices to dividends and FFO per share reported for the following REITs which Bishop-Crown deemed to be comparable to AmREIT in terms of investment objectives and real estate investments. These REITs (the "Comparable REITs") included Alexander Haagon REIT, TriNet REIT, Boddie-Noell Properties, Inc., Burnham Pacific Properties, Commercial Net Lease Realty, Franchise Finance Corp. of America, New Plan REIT, Realty Income Corporation, Glimcher Realty Trust, Price REIT, Saul Center, Excel Realty Trust, Inc., National Golf Properties, Macerich Company, Golf Trust of America, Alexandria Real Estate Equities and Western Investment R.E. Trust. This analysis resulted in multiples of dividends per share ranging from 11.30x to 32.46x, with a mean of 15.10x and a median of 13.81x, and multiples of FFO per share ranging from 8.90x to 17.61x, with a mean of 12.02x and a median of 11.22x. For the purposes of its analysis, Bishop-Crown focused on the median dividend and FFO multiples which resulted in share prices equal to a multiple of 15.10x dividends per share and 12.02x FFO per share. Bishop-Crown noted that AmREIT has, through 1997, paid dividends in excess of FFO per share. Bishop-Crown noted that the dividends per share paid by these REITs was less than AmREIT's FFO per share except for Alexander Haagon (dividend equaled 105% of FFO), National Golf Properties (dividend equaled 101% of FFO) and Saul Centers (dividend equaled 102% of FFO). Bishop-Crown also noted that AmREIT currently pays dividends at the rate of 113% of FFO. Bishop-Crown therefore determined, for the purposes of comparison, to adjust AmREIT's dividend per share to 100% of FFO or $0.69 per share as annualized at December 31, 1997. Based on this analysis, Bishop-Crown determined, for the purposes of the Merger, that the implied value of the Shares ranged from $8.29 to $9.53 per share based on FFO per share of $0.69. Based on this implied range of Share values, the value of the Shares offered by AmREIT to the Limited Partners for the interest in the Partnership's properties (i.e., the "L.P. Value") would have the following implied range of values.

                            NO. OF AmREIT              IMPLIED VALUE
                            SHARES OFFERED     ----------------------------
        PARTNERSHIP         FOR PROPERTIES         LOW              HIGH
        -----------         --------------     -----------      -----------
        FUND III                177,773        $   887,580      $ 1,020,343

        FUND IV                  53,533            505,921          581,595

        FUND V                   43,897            381,660          438,747

        FUND VI                  30,514            266,274          306,103

        FUND VII                108,137            843,201          969,325

        FUND VIII               190,043          1,686,403        1,938,651

        FUND GDYR               116,702            931,959        1,071,360

        FUND IX                 519,272          4,393,522        5,050,696

        FUND X                1,112,420          9,230,835       10,611,563

        FUND XI                 679,872          5,511,874        6,336,328
                              ---------        -----------      -----------
        Total                 2,972,163        $24,639,229      $28,324,711

----------

      Based on the foregoing, Bishop-Crown concluded that the Exchange Price of $9.34 is supported by and confirmed by the implied value range.

      Bishop-Crown also noted that, as there is currently no regular public market for the Shares, such valuations may differ significantly, and without limitation as to such higher or lower value as of the Closing Date. Thus, Bishop- Crown did not recommend to AmREIT that any specific consideration would constitute the appropriate amount or form of payment by AmREIT for the Partnerships' properties, nor did Bishop-Crown recommend to AmREIT that any specific consideration received by it or its shareholders would constitute appropriate consideration to be received in the transaction.

      Bishop-Crown also analyzed the value of the Partnerships pursuant to (I) a discounted cashflow analysis, (ii) a comparable transaction analysis, and
(iii) a pro forma forecast analysis.

             Discounted Cashflow Analysis. Under its discounted cashflow analysis, Bishop-Crown valued the future stream of net cashflow (debt-free earnings) that the Partnerships would realize if the Merger does not occur for each of the years ended December 31, 1998, 1999 and 2000. Bishop-Crown then assumed a sale of the Partnerships at the end of 2000. After analyzing operating projections provided by management and the General Partner, Bishop-Crown determined representative projected cashflow for the Partnerships for the years 1998, 1999 and 2000, based on forecasted 1998, assuming timely lease extensions in accordance with their terms. Bishop-Crown determined representative projected net cashflow by taking into account the Partnerships' historical and projected operating expenses for each year, which included the Partnerships' general administrative expenses, including executive salaries. Bishop-Crown assumed a combined income tax rate for the Partnerships of 40%. Based on this analysis, Bishop-Crown calculated a range of equity values for the Partnerships based upon:

             (I) the present value of the net cashflows for each Partnership for 1998, 1999 and 2000; and

             (ii) the present value of the estimated terminal value of the Partnership properties, assuming that they were sold at the end of the year 2000, based on annualized cashflow in 2001.

In applying its discounted cashflow analysis, Bishop-Crown assumed, among other things, discount rates ranging from 12% to 20% (depending on the predictability of the lease income and the time of receipt). Bishop-Crown also noted that such discount rates are consistent with those used in cashflow analysis of Partnerships in the comparable transactions section discussed below. For valuation of the Partnership properties at the time of sale, Bishop-Crown used terminal multiples of 6.0x to 9.0x, where the smaller end of the range is more reflective of a greater discount rate range by reason of the more speculative future sale prediction. Based on Bishop-Crown's quantitative judgments concerning the specific risks associated with an investment and the properties, the historical and projected operating performance of the properties, and the increased speculative value of projections of future performance, the relatively low average growth rate of 1.0% under the leases on the properties and the relatively short 36 month projection period, Bishop-Crown focused on a range of multiples from 7.5x to 8.0x. This analysis resulted in a range of implied L.P. Values as follows:

                                         IMPLIED VALUE RANGE
                                     ---------------------------
                  PARTNERSHIP            LOW            HIGH
                  -----------        -----------     -----------
                  FUND III           $   845,536     $   892,886

                  FUND IV                310,247         332,809

                  FUND V                 350,469         373,768

                  FUND VI                233,378         265,727

                  FUND VII               873,716         951,572

                  FUND VIII            1,540,753       1,614,122

                  FUND GDYR            1,026,105       1,117,314

                  FUND IX              4,751,927       5,139,839

                  FUND X              10,193,830      10,515,740

                  FUND XI              6,090,195       6,421,184
                                     -----------     -----------
                  Total              $26,216,156     $27,624,961

             Comparable Transaction Analysis. Bishop-Crown reviewed transactions by certain other publicly traded real estate companies, pursuant to which they purchased assets of other real estate companies in exchange for their securities, which Bishop-Crown considered had comparable terms and conditions to those of the Merger. Among the comparable transactions analyzed were those involving the following companies: American Pacific Properties, Boddie-Noell Properties, Inc., Franchise Finance Corp. of America, Realty Income Corporation, Security Capital Pacific Trust, and U.S. Restaurant Properties Master Partnership. For each of these transactions, Bishop-Crown analyzed the calculated multiples obtained by comparing prices paid by each of these companies to acquire their respective adviser/manager with the aggregate advisory fees earned by the adviser/manager during the last full fiscal year prior to acquisition. From this analysis, Bishop-Crown confirmed the results of its discounted cashflow analysis.

             Pro forma Merger Analysis. Bishop-Crown also analyzed the effect of the Merger on the financial projections of the REIT and on the price to be paid by the REIT for the Partnerships. For the purposes of this analysis, Bishop-Crown considered the various financial models, including those assuming scenarios for growth in AmREIT's real estate assets based on growth rates of 10%, 30% and 50% through 2004. Pursuant to these financial models, Bishop-Crown compared anticipated FFO per share (I) of AmREIT without giving effect to the Merger, (ii) of the Partnerships without giving effect to the Merger; and (iii) of AmREIT and the Partnerships on a pro forma basis after giving effect to the Merger. Pursuant to this analysis, Bishop-Crown observed that under each of the resulting nine possible scenarios, the transaction could be expected to be accretive to funds from operations for AmREIT in each year for the seven year period ending December 31, 2004.

      CONCLUSIONS. Based on the foregoing, Bishop-Crown determined that the mean implied average value of the Shares offered to the Partnerships in the Merger is within the range of concluded Partnership Values based on its analysis. Bishop-Crown therefore concludes that the Merger of each or any combination of the Partnerships with AmREIT for the consideration offered is fair to AmREIT and its Shareholders from a financial point of view.

      Bishop-Crown also considered the Partnerships' willingness to receive consideration in the form of the Shares or Notes in payment for the Partnerships. Bishop-Crown noted that AmREIT's net economic cost per share will be, in general, less than the economic cost of cash payment because, in general, AmREIT's transaction costs for the Merger are expected to be less than its costs for equity or debt financing would be in the event cash consideration were paid.

      In considering the fairness of the Merger, Bishop-Crown also considered the significant benefits to AmREIT which would result from the increased equity and asset base which could result from the Merger. Bishop-Crown believes that a large incremental growth in AmREIT's asset and equity base resulting from the Merger will significantly facilitate additional growth by enhancing AmREIT's ability to attract underwriters capable of placing significant public offerings of AmREIT's Shares and the establishment of a secondary market for the Shares.

      In arriving at its opinion, Bishop-Crown did not attribute any particular weight to any analysis or factor considered by it, but rather made the qualitative judgments as to the significance and relevance of each analysis and factor, including its consideration and analyses of the projections. Bishop-Crown believes that all of its analyses must be considered as a whole and that selecting portions of its analyses, without considering all analyses, could create an incomplete view of the processes underlying the analyses undertaken by it in connection with its opinion. Furthermore, in its analyses, Bishop-Crown made numerous assumptions with respect to the Partnerships, AmREIT, general real estate industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the Partnerships and AmREIT. The estimates contained in such analyses are not necessarily indicative of actual values or predictive of future results or values, which may be more or less favorable than suggested by such analyses. Additionally, analyses relating to the value of businesses or securities are not appraisals. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty. Bishop-Crown's opinion and the analyses and findings in connection therewith are not readily susceptible to summary description. Therefore, Bishop-Crown believes its analyses must be considered as a whole, and that considering any portion of its analyses or any one or selected number of its conclusions, without considering its analyses and conclusions in total, could create a misleading or incomplete view of the process underlying its opinion.

      Bishop-Crown's analyses were prepared solely for the purposes of providing its opinion to the Independent Director as to the fairness of the consideration to be paid by AmREIT and to be received by AmREIT and its Shareholders (other than Mr. Taylor) in the Merger, from a financial point of view, and do not purport to be appraisals or to reflect the prices at which the subject businesses or assets may be bought or sold.

      Bishop-Crown's fairness opinion was one of many factors taken into consideration by the Independent Directors in determining to approve the Merger and to recommend approval of the Merger to the shareholders of AmREIT. The foregoing summary does not purport to be a complete description of the analyses performed by Bishop-Crown and is qualified by reference to its written opinion. The preparation of its fairness opinion involves Bishop-Crown's determinations as to the most appropriate and relevant quantitative and qualitative methods of financial analysis and the application of those methods to the particular circumstances resulting from the Merger given the existence of facts and conditions assumed.

      Mr. Heilbron, founder and President of Bishop-Crown and a significant Shareholder of Bishop-Crown's parent corporation, has personally known the General Partner since 1987. During this time, an affiliate of Bishop-Crown, PIM Financial Services, Inc., a registered broker-dealer, has provided securities distribution services to AmREIT and other affiliates of the General Partner. In November 1997, the Independent Directors engaged Bishop-Crown as a financial adviser regarding AmREIT's acquisition of the Adviser and in connection therewith, on January 15, 1998 rendered its opinion to the Independent Directors that the recently completed Merger was fair to AmREIT and its shareholders (other than the General Partner) from a financial point of view. Bishop-Crown's engagement was not contingent upon its issuance of a favorable opinion in connection with the Merger.

THE HOULIHAN FAIRNESS OPINIONS

      GENERAL. The General Partner retained Houlihan on behalf of each Partnership to render the Houlihan Fairness Opinions to each Participating Partnership regarding the fairness, from a financial point of view, of the consideration to be received by the Limited Partners of the Participating Partnership in connection with the Merger. Houlihan was not requested to, and did not make, any recommendation to the Partnerships as to the form or amount of consideration to be received by the Limited Partners in connection with the Merger, which consideration was determined through negotiations between AmREIT and the General Partner. The General Partner retained Houlihan to render its Fairness Opinions based upon Houlihan's experience in the valuation of businesses and their securities in connection with mergers and acquisitions, and valuation for corporate purposes especially with respect to REITs and other real estate companies. Houlihan is a nationally recognized investment banking firm that is continually engaged in providing financial advisory services in connection with mergers and acquisitions, leveraged buyouts, business valuations for a variety of regulatory and planning purposes, recapitalizations, financial restructuring, and private placements of debt and equity securities.

      The General Partner engaged Houlihan on February 10, 1998. The General Partner had, on behalf of each Participating Partnership, solicited proposals from one other firm for the preparation of fairness opinions. The consideration to be paid by AmREIT in the Merger consists solely of Shares or, at the election of the individual Limited Partners, Notes. Houlihan rendered an opinion as to the valuation of the Adviser in connection with the Adviser Acquisition for which opinion it received a fee of $40,000. Houlihan has no material prior relationship with the General Partner or his Affiliates. As compensation to Houlihan for its services in connection with the Merger, the General Partner has agreed to pay Houlihan an aggregate fee of $85,000. No portion of Houlihan's fee is contingent upon the successful completion of the Merger. The General Partner and each Partnership have also agreed to indemnify Houlihan and related persons against certain liabilities, including liabilities under federal securities laws, arising out of the engagement of Houlihan, and to reimburse Houlihan for certain expenses.

      HOULIHAN FAIRNESS OPINIONS. On ______________, 1998, Houlihan delivered an oral indication that it would be able to deliver its written Fairness Opinions to the General Partner to the effect that, as of March 31, 1998, on the basis of its analysis summarized below and subject to the limitations described below, the consideration to be received by the Limited Partners of each Participating Partnership in connection with the Merger was fair, from a financial point of view, to such Limited Partners. The Fairness Opinions do not constitute a recommendation to any Limited Partner as to how any such Limited Partner should vote on the Merger. Houlihan has no existing contractual obligation to update its Fairness Opinions.

THE FULL TEXT OF THE HOULIHAN FAIRNESS OPINIONS, WHICH SET FORTH, AMONG OTHER THINGS, ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITATIONS ON THE REVIEW UNDERTAKEN, IS ATTACHED AS ANNEX 5.
TO THIS PROSPECTUS. THE LIMITED PARTNERS ARE URGED TO READ THE OPINION IN ITS ENTIRETY.

In arriving at its Fairness Opinions, Houlihan: (I) reviewed the annual reports to partners for the Partnerships for each of the five fiscal years (or since inception) to December 31, 1996; (ii) reviewed AmREIT's annual reports to shareholders on Form 10-KSB and Form 10-K for the fiscal years ended December 31, 1997 and 1996, respectively; (iii) reviewed the draft Merger Agreement, dated June ____, 1998 and the July 8, 1998 draft of this Prospectus;
(iv) met with certain members of the senior management of AmREIT and the General Partner to discuss the Partnerships and AmREIT's operations, financial condition, future prospects, and projected operations and held discussions with representatives of the Partnerships and AmREIT with respect to certain matters; (v) reviewed the unaudited balance sheet dated December 31, 1997 and the rental income statements for the combined Partnerships for the years ended December 31, 1997 and 1996; (vi) visited certain facilities and business offices of AmREIT and the Partnerships, and certain real property owned by the Partnerships; (vii) reviewed forecasts and projections prepared by management of the General Partner and AmREIT with respect to the Partnerships' properties for the years ended 1997 through 2007;
(viii) reviewed the historical offering prices for AmREIT's securities; (ix) reviewed certain other publicly available financial data for certain companies that Houlihan deemed comparable to the Partnerships and AmREIT and publicly available prices and premiums paid in other transactions that it considered similar to the Merger; and (x) conducted such other studies, analyses and inquiries as it deemed appropriate.

      Houlihan did not, and was not requested by the General Partner, to make any recommendations as to the form or amount of consideration to be paid to the Limited Partners in connection with the Merger. Houlihan was not asked to opine on and did not express any opinion as to (I) legal or tax consequences of the Merger, including but not limited to tax consequences to the Limited Partners;
(ii) whether any Limited Partner should elect to receive Notes rather than Shares in the Merger; (iii) the public market values or realizable value of the Shares or the prices at which the Shares may trade in the future following the Merger if and when a public trading market is established for the Common Shares; (iv) the fairness advisability or desirability of alternatives to the Merger; (v) the potential capital structure of AmREIT or its impact on the financial performance of the Shares or Notes; or (vi) the fairness of any aspect of the Merger not expressly addressed in the Houlihan Fairness Opinions, including the fairness of the Merger as a whole. Houlihan's opinion as to each Partnership does not depend on the participation of any one or a combination of other Partnerships. Houlihan did not perform an independent appraisal of the assets and liabilities of the Partnerships.

     Although the General Partner and AmREIT advised Houlihan that certain assumptions were appropriate in their view, no restrictions or limitations were imposed by the General Partner upon Houlihan with respect to its investigation or the procedures followed by Houlihan in rendering its fairness opinion. Houlihan's Fairness Opinions are not intended to be and do not constitute a recommendation to any Limited Partner as to whether to accept the consideration to be received by such Limited Partner in connection with the Merger (whether in the form of Shares or Notes or to vote in favor of the Merger). It should be noted that the aggregate value of the consideration that may be received by each Limited Partner in connection with the Merger (including any cash consideration in lieu of fractional shares to be received by the Limited Partners) is fixed. The ultimate value actually received by each Limited Partner at the time of consummation of the Merger will vary depending on the market price of the Shares at such time.

      Houlihan relied upon and assumed, without independent verification, that the financial forecasts and projections provided to it have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Partnerships and that there has been no material change in the assets, financial condition, business or prospects of each Partnership since the date of the most recent financial statements made available to it.

      Houlihan did not independently verify the accuracy and completeness of the information supplied to it with respect to the Partnerships and did not assume any responsibility with respect to such information. Houlihan has not made any physical inspection or independent appraisal of any of the properties or assets of the Partnerships.

      Houlihan's analysis of each Partnership took into consideration the income- and cash-generating capability of that Partnership. Typically, an investor contemplating an investment in an enterprise with income- and cash-generating capability similar to the Partnerships will evaluate the risks and returns of its investment on a going concern basis. Accordingly, after due consideration of other appropriate and generally accepted valuation methodologies, the value of each Partnership has been developed primarily on the basis of capitalization of net operating cash flow and discounted cash flow approaches.

      All valuation methodologies that estimate the worth of an enterprise as a going-concern are predicated on numerous assumptions pertaining to prospective economic and operating conditions. Houlihan's Opinions are necessarily based on business, economic, market and other conditions as they exist and can be evaluated by it at the valuation date. Unanticipated events and circumstances may occur and actual results may vary from those assumed.
Any such  variations may be material.

      Houlihan used several methodologies in arriving at its Fairness Opinions. Each methodology provided an estimate as to the L.P. Value for each Partnership. The L.P. Value of the limited partnership interest in each Partnership and this provides a basis of comparison to the consideration offered in the Merger. Several of the analyses conducted by Houlihan also provided an estimate as to the value of the general partners' interests in the Partnership
(the "General Partner Value").

             Valuation of the Partnerships. In valuing the Partnerships, Houlihan performed the following analyses with respect to each Partnership.

             Net Sale Approach. Pursuant to the Net Sale Approach which Houlihan analyzed the value of the properties of each Partnership (and any subject liabilities) under an orderly sale/liquidation scenario. This approach allowed Houlihan to determine the net equity value of each Partnership by first determining the value of such Partnership's assets and then subtracting the value of the Partnership's liabilities. In order to arrive at the value of the Partnership's assets, Houlihan utilized capitalization rates of Net Operating Income ("NOI") of the properties of each Partnership as well as multiples of the square footage of each partnership to arrive at a value for each Partnership's real property. Houlihan then aggregated the resulting property values for each Partnership to arrive at an aggregate value of such Partnership.

      Capitalization rates utilized in the Net Sale Approach were determined based upon (I) comparable sales data provided by the General Partner; (ii) statistics from the National Real Estate Index, an independent organization that compiles pricing data from real estate transactions; and (iii) certain publicly available information on assets similar to the Partnerships' properties. Additionally, on a property-by-property basis, a number of characteristics and financial statistics were considered, including property classification, NOI and revenue growth, total revenues, profitability, and property's relative size. Moreover, the market and location of the property were considered. In sum, Houlihan selected capitalization rates and applied what it believes to be the appropriate capitalization rate to each property's NOI. The Net Sale Approach generally utilized the higher of each property's actual or projected NOI for the annual periods selected. The NOI for certain properties were adjusted to reflect normal income streams for such properties which were newly constructed or had recently experienced material change of circumstances such as the addition or departure of a major tenant or a significant renovation.

      Applying those selected capitalization rates to each property's normalized NOI resulted in an aggregate value for each property. Property values were then adjusted for reasonable real estate transaction costs (i.e., assumed brokerage fees and commissions) and any contractual fees due to the General Partner in the event of a property sale. The net result for each property owned by each Partnership was then aggregated to arrive at an aggregate property value for each Partnership based upon the Net Sale Approach. Each Partnership's aggregate property value was adjusted to reflect the capital structure of the relevant assets, the working capital assets and liabilities of the Partnership, and any excess cash or other liabilities. The General Partner then divided the resulting value among the Limited Partners and General Partner of each Partnership based upon the rights and privileges of the Partnership Agreement.

             Income Approach. Like the Net Sale Approach, this approach considered the capitalization rates and multiples of square footage to arrive at the estimated value of each Partnership's underlying real properties. However, rather than assuming a sale of such real properties, the Income Approach did not include a reduction in relative values for the transaction costs associated with the sale of the properties. Thus, the Income Approach utilized the aggregate NOI and square footage for each property, as determined in the property sale analysis, and appropriate capitalization rates and square foot multiples to determine the aggregate value of each Partnership. The resulting value was then divided among the Limited Partners and General Partner of each Partnership based upon the rights and privileges of the Partnership Agreement.

             Unit Yield Approach. Under the Unit Yield Approach, the L.P. Value was estimated by calculating capitalization rates for alternative investments such as publicly traded real estate investment trusts and privately held real estate companies whose securities sales are periodically monitored in a publication entitled the "Partnership Spectrum." The capitalization rates for the indicated alternative investments ranged between approximately 5.0% to 10.0%. Utilizing these capitalization rates as a proxy for the required return on the Partnerships' securities and then applying the range of required returns to the Partnerships' Limited Partner distributions as a perpetual flow resulted in an indication of the value of the Limited Partners' aggregate interests in each Partnership.

             Conclusion. The aforementioned approaches provided Houlihan with a range of values for the aggregate limited partner interests of each Partnership. Houlihan then considered, among other things I) the premiums paid in transactions involving entities such as the Partnerships and the Merger as proposed; and ii) the premiums above net asset value exhibited in secondary market trades of partnership interests (as reported in such publications as the "Partnership Spectrum") for control block acquisitions and partnerships with similar assets. Consideration of such premiums resulting in Houlihan applying premiums of five percent to the aforementioned range of aggregate limited partner values.

             Valuation of Consideration Offered. Houlihan then considered the value of the Shares and/or Notes to be received by the Limited Partners in connection with the Merger. Houlihan considered AmREIT's pro forma net operating income and, in a manner similar to the aforementioned sale and income approach, Houlihan capitalized such net operating income to arrive at a pro forma net asset value for AmREIT. (Houlihan did not assume any liquidation costs in its pro forma valuation.) Houlihan then added the value of AmREIT's advisory business, based upon AmREIT's purchase price for the Adviser in the Adviser Acquisition, to AmREIT's net asset value. This resulted in a total valuation and a per share value of AmREIT.

      Houlihan then multiplied the number of Shares to be received by each Partnership by the estimated valuation of the Shares to arrive at the valuation of the consideration to be received by the Limited Partners of each Partnership.

      The foregoing summaries describe the material points of more detailed analyses performed by Houlihan in connection with rendering the Houlihan Fairness Opinions. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and application of those methods to the particular circumstances and is, therefore, not readily susceptible to summary description. In rendering its Fairness Opinions, Houlihan did not attribute any particular weight to any analysis or factor considered by it but rather made the available judgments as to the significance and relevance of each analysis and factor. Accordingly, Houlihan believes that its analyses and the summary set forth herein must be considered as a whole and that selecting portions of its analyses, without considering all analyses and factors, or portions of this summary, could create an incomplete view of the processes underlying the analyses set forth in the Houlihan Fairness Opinions. In its analysis, Houlihan made numerous assumptions with respect to the Partnerships, general real estate industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond its control and beyond the control of the Partnerships. The estimates contained in such analyses are not necessarily indicative of actual values or predictive of future results or values, which may be more or less favorable than suggested by such analyses. Additionally, analyses relating to the value of businesses or securities are not appraisals. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty.

      CONDITIONS AND LIMITATIONS. The conclusions resulting from the above-described analyses indicated an L.P. Value for the Partnerships that was generally lower than and not greater than the value of the Shares to be received as consideration by its Limited Partners in connection with the Merger, leading Houlihan to conclude that the consideration to be paid to the Limited Partners of each Partnership in connection with the Merger is fair to the aggregate Limited Partners of each Partnership from a financial point of view.

      The foregoing analyses required studies of the overall market, economic and industry conditions in which the Partnerships and AmREIT operate, the Partnerships' and AmREIT's operating results, and the Partnerships' distributions to the Limited Partners. Research into, and consideration of, these conditions were incorporated into the analyses.

      Houlihan's Fairness Opinions are based on the business, economic, market and other conditions as they existed as of December 31, 1997. In rendering its opinion, Houlihan relied upon and assumed, without independent verification, the accuracy and completeness of the financial and other information provided to Houlihan by the General Partner and AmREIT was reasonably prepared and reflect the best current available estimates of the financial results and condition of the Partnerships and AmREIT. Houlihan relied on the assurance of the General Partner that any financial projections or pro forma statements or adjustments provided to Houlihan were in the judgment of the General Partners and AmREIT reasonably prepared or adjusted on bases consistent with actual historical experience or reflecting the best currently available estimates and good faith adjustments; that no material changes have occurred in the information reviewed between the date the information was provided and the date of the Houlihan Fairness Opinions; and that the General Partners and AmREIT are not aware of any information or facts regarding the General Partners and AmREIT or the Partnerships that would cause the information supplied to Houlihan to be incomplete or misleading in any material respect. Houlihan did not independently verify the accuracy or completeness of the information supplied to it with respect to the Partnerships or AmREIT and does not assume responsibility for the accuracy or completeness of such information. Except as set forth above, Houlihan did not make any physical inspection or independent appraisals of the properties or assets of the Partnerships or AmREIT.

                     AMREIT PRO FORMA FINANCIAL INFORMATION

      The following Pro Forma Balance Sheet of AmREIT as of March 31, 1998, has been prepared as if each of the transactions had occurred as of March 31, 1998:
(I) the issuance of 213,260 Initial Shares pursuant to the Adviser Acquisition;
(ii) the Merger and the Related Transactions. The following Pro Forma Statements of Operations of AmREIT for the year ended December 31, 1997 and for the three months ended March 31, 1998 have been prepared as if each of the transactions had occurred as of January 1, 1997.

      The Pro Forma Financial Information of AmREIT has been prepared using the purchase method of accounting whereby the assets and liabilities of the Partnerships are allocated based upon estimated fair market value, based upon preliminary estimates, which are subject to change as additional information is obtained. The allocations of purchase costs are subject to final determination based upon estimates and other evaluations of fair market value. Therefore, the allocations reflected in the following Pro Forma Financial Information may differ from the amounts ultimately determined.

      The Pro Forma Financial Information is presented for informational purposes only and is not necessarily indicative of the financial position or results of operations of AmREIT that would have occurred if such transactions had been completed on the dates indicated, nor does it purport to be indicative of future financial position or results of operations. In the opinion of the AmREIT management, all material adjustments necessary to reflect the effect of these transactions have been made. The Pro Forma Statements of Operations for the year ended December 31, 1997 and for the three months ended March 31, 1998 do not necessarily indicative of the results of operations to be expected for the year ending December 31, 1998.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
            FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF AMREIT

      The following discussion should be read in conjunction with the Consolidated Financial Statements of AmREIT and accompanying Notes included elsewhere in this Prospectus.

LIQUIDITY AND CAPITAL RESOURCES

      The initial issuance of 20,001 shares of stock for $200,010 was to H. Kerr Taylor. On March 17, 1994, AmREIT commenced an offering of 2,000,000 Shares of Common Stock, together with 1,000,000 Warrants (collectively "Securities"). Until the completion of the offering in March 1996, the Securities were offered on the basis of two (2) Shares of Common Stock and one
(1) Warrant for a total purchase price of $20.00. The Shares and Warrants were
separately transferable by an investor.   Each Warrant entitled the holder to
purchase one Share for $9.00 until March 15, 1998. As of December 31, 1997, 501,583 Warrants were outstanding. The offering period for the initial public offering terminated on March 15, 1996 with gross proceeds totaling $10,082,520 (1,008,252 shares). On April 30, 1996, AmREIT commenced a follow-on offering of up to $29,250,000 (2,853,659 shares) of additional shares of its Common Stock. The offering terminated on May 22, 1998. As of December 31, 1997, gross proceeds had been received for $8,606,419 (839,960 shares) in this second offering bringing the total gross proceeds to $18,888,949 (1,868,213 shares).

      In December 1997, AmREIT entered into an amended and restated unsecured revolving credit agreement (the "Amended Credit Agreement") with a borrowing capacity up to $15,000,000 through February 1999. The actual amount available to AmREIT is dependent on certain covenants such as the value of unencumbered assets. The Amended Credit Agreement currently bears interest at 2.00% over varying London Interbank Offered Rates and it is being used to acquire additional properties. As of December 31, 1997, $5,981,489 was outstanding under the Amended Credit Agreement. These funds were advanced to third parties and entities with common management to develop properties that will be acquired by AmREIT upon completion.

       AmREIT has an investment strategy of acquiring properties and leasing them under net-leases to corporations having a demonstratively adequate net worth in this opinion of management. Investments in properties under these terms minimizes AmREIT's operating expenses. AmREIT believes that the leases will continue to generate cash flow in excess of operating expenses. Due to low operating expenses and ongoing cash flow, AmREIT does not believe that large working capital reserves are necessary at this time. In addition, because all leases of AmREIT's Properties are and are intended to continue to be on a net-lease basis, it is not anticipated that a large reserve for maintenance and repairs will be necessary. AmREIT intends to distribute a significant portion of its funds from operations unless it becomes necessary to maintain additional reserves.

      As of March 31, 1998, the Company had acquired seven Properties directly and six Properties through joint ventures with entities with common management and had invested $14,649,515, exclusive of any minority interests, including certain acquisition expenses related to the Company's investment in these properties. These expenditures resulted in a corresponding decrease in the Company's liquidity.

      Until the Company acquires Properties, proceeds are held in short-term, highly liquid investments that the Company believes to have appropriate safety of principal. This investment strategy has allowed, and continues to allow, high liquidity to facilitate the Company's use of these funds to acquire properties at such time as properties suitable for acquisition are located. At March 31, 1998, the Company's cash and cash equivalents totaled $1,295,473.

      Inflation has had very little effect on income from operations. Management expects that increases in store sales volumes due to inflation as well as increases in the Consumer Price Index (C.P.I.), may contribute to capital appreciation of AmREIT Properties. These factors, however, also may have an adverse impact on the operating margins of the tenants of the Properties.

      AmREIT has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 Issue. The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. AmREIT's hardware and software are believed to be Year 2000 compliant. Accordingly, AmREIT does not expect to incur any material costs in connection with the Year 2000 Issue.

RESULTS OF OPERATIONS

      THREE MONTHS ENDED MARCH 31, 1998 AND 1997. During the three months ended March 31, 1998 and March 31, 1997, the Company owned and leased 12 and 8 properties, respectively. During the three months ended March 31, 1998 and March 31, 1997, the Company earned $521,112 and $337,451, respectively, in rental income from operating leases and earned income from direct financing leases. This 54 percent increase in rental income and earned income is primarily attributable to rental income earned on the four additional properties owned during 1998.

      During the three months ended March 31, 1998 and March 31, 1997, the Company's expenses were $368,307 and $92,361, respectively. The $275,946 increase in expenses is primarily attributable to $182,322 of costs incurred during the first quarter of 1998 related to potential acquisition costs of the proposed acquisition of the Company's adviser. The increase is also attributable to (I) a $37,249 increase in general operating and administrative expenses primarily attributable to an increase in legal fees and director fees,
(ii) a $28,512 increase in depreciation as a result of the depreciation of the additional properties owned during 1998, and (iii) a $23,895 increase in interest expense as a result of higher average borrowing levels.

      Funds from operations (FFO) increased $66,895 or 32% to $276,499 for the three month period ended March 31, 1998 from $209,604 for the three month period ended March 31, 1997. The Company has adopted the National Association of Real Estate Investment Trusts (NAREIT) definition of FFO. FFO is calculated as net income (computed in accordance with generally accepted accounting principles) excluding gains or losses from sales of property, depreciation and amortization of real estate assets, and nonrecurring items of income or expense. For purposes of the table below, FFO excludes the nonrecurring potential acquisition costs. FFO is generally considered by industry analysts to be the most appropriate measure of performance and does not necessarily represent cash provided by operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to meet cash needs. Management considers FFO an appropriate measure of performance of an equity REIT because it is predicated on cash flow analysis. The Company's computation of FFO may differ from the methodology for calculating FFO utilized by other equity REIT's and, therefore, may not be comparable to such other REIT's. FFO is not defined by generally accepted accounting principles and should not be considered an alternative to net income as an indication of the Company's performance.

      Below is the reconciliation of net income to funds from operations for the three months ended March 31:

                                                      1998        1997
                                                    --------    --------
             Net Income                             $ 37,228    $181,167

             Plus Depreciation                        56,949      28,437

             Plus Potential Acquisition Costs        182,322          --
                                                    --------    --------
             Total Funds From Operations            $276,499    $209,604


      Cash flows from operating activities, investing activities, and financing activities for the three months ended March 31 are presented below:


                                                    1998           1997
                                                 -----------    ----------
             Operating Activities                $   206,316    $  305,514

             Investing Activities                 (3,760,599)      (82,443)

             Financing Activities                  3,448,016     1,051,808

      YEARS ENDED DECEMBER 31, 1997 AND 1996. During the years ended December 31, 1997 and 1996, AmREIT owned and leased 11 and 8 properties, respectively. During the years ended December 31, 1997 and 1996, AmREIT earned $1,556,815 and $924,788, respectively, in rental income from operating leases and earned income from direct financing leases. The 68 percent increase in rental income and earned income during 1997, as compared to 1996, is primarily attributable to rental income earned on the three properties acquired during 1997. In addition, rental and earned income increased during 1997 as a result of the fact that the three properties acquired during 1996 were operational for a full fiscal year in 1997. Rental and earned income is expected to increase in 1998 as AmREIT acquires additional properties and due to the fact that the three properties acquired during 1997 will contribute to AmREIT's income for a full fiscal year in 1998.

      During the years ended December 31, 1997 and 1996, AmREIT's expenses were $716,627 and $302,857, respectively. The $413,770 increase in expenses is primarily attributable to $282,890 of costs incurred during 1997 in relation to potential acquisition costs related to the proposed acquisition of AmREIT's Adviser. On June 5, 1998, the Company acquired its former external Adviser. The increase is also attributable to (I) a $68,594 increase in reimbursements and fees to a related party as a result of increased rental income for the year ended December 31, 1997, (ii) a $28,050 increase in general operating and administrative expenses primarily attributable to an increase in legal fees and director fees since more director meetings were held during 1997, and (iii) a $32,271 increase in depreciation as a result of the depreciation of the additional properties acquired during 1997 and a full year of depreciation on the properties acquired during 1996.

      Funds from operations (FFO) increased $311,211 or 47% to $967,762 in 1997 from $656,551 in 1996. AmREIT has adopted the National Association of Real Estate Investment Trusts (NAREIT) definition of FFO. FFO is calculated as net income (computed in accordance with generally accepted accounting principles) excluding gains or losses from sales of property, depreciation and amortization of real estate assets, and nonrecurring items of income or expense. For purposes of the table below, FFO excludes the nonrecurring potential acquisition costs. FFO is generally considered by industry analysts to be the most appropriate measure of performance and does not represent cash provided by operating activities in accordance with generally accepted accounting principles and are not necessarily indicative of cash available to meet cash needs. FFO is not defined by generally accepted accounting principles.

      Below is the reconciliation of net income to funds from operations:

                                                      1997        1996
                                                    --------    --------
             Net Income                             $538,857    $542,807

             Plus Depreciation                       146,015     113,744

             Plus Potential Acquisition Costs        282,890         ---

             Total Funds From Operations             967,762     656,551

      YEARS ENDED DECEMBER 31, 1996 AND 1995. During 1996, AmREIT acquired three Properties at an aggregate price of $3,037,951 and also received $3,346,249 in net proceeds from the public offering. Both of these factors contributed to an increase in total revenues to $1,062,316 in 1996 from $623,084 in 1995. Rental activities account for $429,651 of this increase, while the remaining $9,581 came from interest income. Income from rental activities included income from the three new acquisitions in 1996 and also included a full year of income from two Properties which were acquired in the third quarter of 1995. Interest income resulted from earnings on AmREIT's short-term money market investments.

      AmREIT's operating expenses decreased from $367,260 in 1995 to $302,857 in 1996 primarily from a decrease in executive compensation of $150,000 partially offset by an increase in administrative expenses and depreciation which resulted from the overall increase in the activity of the AmREIT.

                      MATERIAL FEDERAL INCOME TAX ASPECTS

GENERAL

      The following discussion summarizes the material provisions of the federal income tax treatment applicable to AmREIT and to the Shareholders in connection with their ownership of securities of AmREIT. Rushall & McGeever, APC, has acted as special counsel to AmREIT in connection with the preparation of this Prospectus. The discussion relates only to the federal income tax treatment of AmREIT and its Shareholders and is generally directed to the federal income tax treatment of an individual who is a United States resident and subject to regular federal income tax. The following discussion does not include the possible application of the federal income tax law to individual Shareholders. The discussion does not address all aspects of federal income taxation that may be relevant to particular investors in light of their personal investment or tax circumstances, or to investors who are subject to special treatment under federal income tax laws.

      AmREIT intends to continue to conduct its operations in a manner that will permit it to qualify to be treated as a REIT for federal income tax purposes after giving effect to the Merger. AmREIT has not requested a ruling from the IRS as to the qualification of AmREIT as a REIT. AmREIT, however, will receive, as of the Closing Date of the Merger, an opinion from Deloitte & Touche LLP ("Deloitte") that, for federal income tax purposes, based on current law or interpretations thereof, after giving effect to the Merger, AmREIT's proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Internal Revenue Code. Deloitte will not render an opinion, except as specifically referenced, on the other issues discussed under this section of the Prospectus because of the prospective or hypothetical nature of the facts and circumstances associated with such an opinion as, for example, the tax treatment of distributions to specific shareholders. Deloitte's opinion will represent only its best professional judgment as to the most likely outcome of an issue if the matter were litigated and has no binding effect on the service or the courts. There is, therefore, no assurance that the conclusions expressed below would be sustained by a court if contested, or that future legislative or administrative changes or court decisions may not significantly modify the statements and opinions expressed herein. Any such future changes could be retroactive with respect to any transactions effective prior to the time they are made.

      The Code provides tax treatment for organizations that principally invest in real estate or real estate assets (including mortgages secured by real property) which meet certain conditions imposed by Code Sections 856-860 and elect to be taxed as a REIT. In general, a REIT will not be taxed at the corporate level on its net income which is currently distributed to its Shareholders. Thus, taxation as a REIT will substantially eliminate the "double taxation" (tax at both the corporate and shareholder levels) typically associated with corporations. If AmREIT fails to continue to qualify as a REIT in any year, it would likely be taxed as a domestic corporation and would not receive a deduction for dividends paid to the Shareholders. In such event, the Shareholders would be taxed in the same manner as shareholders of ordinary domestic corporations, and AmREIT may be subject to significant tax liabilities, which would reduce the amount of cash available for dividends to the Shareholders.

REQUIREMENTS FOR QUALIFICATIONS AND TAXATION AS A REIT

      AmREIT presently qualifies as a REIT. Deloitte will render its opinion that, assuming that AmREIT operates in accordance with the method of operation described herein, including the representations of the Directors that they intend to continue to comply with the requirements of Code Sections 856-860, as amended, AmREIT will continue to qualify for taxation as a REIT. However, no opinion can be given that AmREIT will actually satisfy REIT requirements in the future since they will depend substantially on future events. Further, AmREIT has not, and does not intend to, request a ruling from the IRS as to its tax status.

      To continue to qualify as a REIT, AmREIT must, among other things, meet each of the requirements discussed below.


      OWNERSHIP OF SHARES. A REIT's Shares must be held by a minimum of 100 persons for at least 335 days in each of its 12-month taxable years. At all times during the last half of each of its taxable years, no more than 50% in value of the Shares may be owned, directly or indirectly, actually or constructively, by five or fewer individuals. To aid in meeting these requirements, AmREIT is given the power in its Bylaws to prohibit a transfer of Shares which would produce a violation of these requirements. In determining Share ownership, the attribution rules provided in the Code will, in general, apply. In applying the attribution rules to determine indirect ownership of a REIT's Shares, attribution to an individual of Shares owned by or for the individual's partner is ignored.

      NATURE OF ASSETS; DIVERSIFICATION. AmREIT must meet two tests designed to insure that its investments are primarily in real estate assets (including mortgages secured by real estate), cash, or government securities and that its other assets are diversified. In general, at the end of each fiscal quarter, at least 75% of the value of a REIT's total assets must be real estate assets, cash and cash items (including receivables), and government securities. AmREIT generally may not own securities of any one non-governmental issuer which, in the aggregate, exceed 5% of the value of AmREIT's total assets. Also, AmREIT may not own more than 10% of the outstanding voting securities of any one issuer. For the purposes of so evaluating AmREIT's assets, any AmREIT investments in a partnership or joint venture will be deemed to be a proportionate investment in the assets of such partnership or joint venture. Stock or debt instruments purchased with new equity capital are treated as real estate assets for the purposes of the 75% Assets Test. See the discussion under "New Equity Capital" below.

      AmREIT will own 9% of the voting stock and 100% of the non-voting stock of a non-REIT subsidiary. AmREIT believes its pro rata share of the value of the securities of the non-REIT subsidiary do not exceed 5% of the total value of its assets. There can be no assurance, however, that the IRS will not contend either that the value of the securities of the non-REIT subsidiary held by AmREIT exceeds the 5% value limitation or that non-voting stock of the non-REIT subsidiary should be considered "voting stock" for this purpose.

      SOURCES OF INCOME. To qualify as a REIT, AmREIT must, effective January 1, 1998, meet the two separate income tests described below. These tests are designed to ensure that a REIT's income is derived principally from passive real estate investments. In evaluating a REIT's income, investments in a partnership or joint venture will be treated as though the REIT is receiving its proportionate share of the income earned by such partnership or joint venture and, in the REIT's hands, any such income will retain the character that it would have in the hands of the partnership or joint venture.

             The 75% Source of Income Test. Under this requirement, at least 75% of the Company's income must be derived from the following sources:

             o Interest on monetary obligations secured by real property, including any income derived from a shared appreciation provision which is treated as gain recognized on the sale of the secured property. A "shared appreciation provision" is any interest that is in connection with an obligation that is held by AmREIT and secured by an interest in real property, which provision entitles AmREIT to receive a specified portion of any gain realized on the sale or exchange of such property (or any gain that would be realized if the property were sold on a specified date).
                   For the purpose of meeting the income requirements, AmREIT will be treated as holding the secured property for the period during which it held the shared appreciation provision (or, if shorter, the period during which secured property was held by the person holding such property). AmREIT does not intend to make substantial investments in such mortgages.

             o Rents from real property, except for (a) rent based on the income or profits derived from the property, (b) rent paid by a person or corporation in which AmREIT owns a 10% or
                   greater interest, and   amounts received with respect to
                   real or personal property
                   if AmREIT furnishes services to tenants, or manages or operates the property, other than through an "independent contractor" from whom AmREIT does not derive any income. Substantially all of the income received by AmREIT is expected to be derived from rents from real property.

             o Gain from the sale or other disposition of real property (including interests in mortgages) which is not property described in Code Section 1221(1). Section 1221(1) property ("dealer property") is stock in trade, inventory, and property held primarily for sale to customers in the ordinary course of the company's trade or business. In general, income from the sale of dealer property does not qualify under this source of income test because it is active income. AmREIT does not expect to have significant amounts of such gain.

             o Dividends or other distributions on shares in other REITs (except a qualified REIT subsidiary), as well as gain from the sale of such shares. AmREIT does not expect to invest in any other REIT.

             o     Abatements and refunds of real property taxes.

             o Income and gain derived from "foreclosure property." "Foreclosure property" includes real property and related personal property that AmREIT elects to treat as foreclosure property under prescribed procedures. See "GLOSSARY`." Under this category, a REIT may receive, for a limited period, income from a property that it acquired involuntarily that otherwise would not qualify because it is active income.

             o Commitment fees received in consideration for AmREIT's agreement to make secured loans or purchase or lease real property.

             For the purposes of the foregoing, an "independent contractor" is any person who does not own, directly or indirectly, 35% of AmREIT's Shares, and, in general, which is not 35% or more owned, directly or indirectly, by any person or persons owning 35% or more of AmREIT's Shares. Attribution rules apply for such determination so that the Shares of two or more persons may be aggregated in making the determination. The contractor must be adequately compensated for any services performed for AmREIT. Compensation determined by reference to an unadjusted percentage of gross rents will generally be considered to be adequate where the percentage is reasonable, taking into account the going rate of compensation for managing similar property in the same locality, the services rendered and other relevant factors. An independent contractor may not be an employee of AmREIT (i.e., the manner in which the contractor carries out its duties as independent contractor must not be subject to the control of AmREIT).

             To the extent that services (other than those customarily furnished or rendered in connection with the rental of real property) are rendered to the tenants of the property, they must, in general, be provided by an independent contractor and the cost of the services must be borne by the independent contractor or a separate charge on the tenants must be made for such services. The amount of the separate charge must be received and retained by the independent contractor and the independent contractor must be adequately compensated for its services. However, REITs may perform for themselves those services that would not result in the receipt of "unrelated business income" if performed by certain tax exempted entities, without using an independent contractor. For its 1998 taxable year and thereafter, under the 1997 Act, AmREIT is permitted to receive up to 1% of the gross income from each property from the provision of non customary services and still treat all other amounts received from such property as "rents from real property." AmREIT believes that all services provided to tenants by AmREIT will be considered "usually or customarily rendered" in connection with the rental of retail space for occupancy, although there can be no assurance that the IRS will not contend otherwise.

             A REIT receiving new capital and investing it in stock or bonds, may treat interest, dividends or gains from the sale of such investments as income for the purpose of the 75% source of income test. "New capital" is any amount received by a REIT in exchange for its stock (other than pursuant to a dividend reinvestment plan) or in a public offering of debt obligations of AmREIT with maturities of at least five years. However, this provision is applicable only to income received for the one year period beginning on the date that AmREIT received such capital. In addition, during that period, stocks or bonds bought with new capital will be treated as "real estate assets" for the purposes of the 75% test (as explained, the 75% test requires that 75% or more of the value of a REIT's total assets must be real estate assets, cash, cash items and government securities).

             The 95% Source of Income Test. Under this requirement, AmREIT must derive at least 95% of its gross income from the sources listed under the 75% source of income test and from dividends from companies other than REITs, interest on obligations that are not secured by real property or gains from the sale or disposition of stock or securities (other than interest in qualified REITs), which is not Code Section 1221(1) property ("dealer property").

             For the purposes of determining whether AmREIT complies with the 75% and 95% source of income tests detailed above, "gross income" does not include gross income from prohibited transactions. See "GLOSSARY" and the discussion of prohibited transactions below.

             The Code provides certain relief from this requirement when a REIT has certain types of income that are not accompanied by the receipt of cash. However, AmREIT must pay tax on the amounts not distributed (Code Sections 857(a) and (e)).

             Should AmREIT fail to satisfy either of the 75% or the 95% source of income tests for any taxable year, it will be subject to a 100% excise tax on the greater of the amount by which it fails either test notwithstanding whether AmREIT qualifies under the relief provision described below. However, it may still qualify as a REIT if (I) its failure to comply was due to reasonable cause and not to willful neglect; (ii) AmREIT reports the name and amount of each item of its income included in the tests on a schedule attached to its tax return; and (iii) any incorrect information is not due to fraud with intent to evade tax.

             For tax years commencing prior to January 1, 1998, AmREIT was also required to satisfy the 30% source of income test. Under this requirement, AmREIT was required to derive less than 30% of its gross income from the sale or other disposition of (I) real property held less than four years, other than foreclosure property or property involuntarily or compulsorily converted within the meaning of Code Section 1033, (ii) stock or securities held less than one year, and (iii) property sold in a prohibited transaction.

      PROHIBITED TRANSACTIONS. A "prohibited transaction" is one involving a sale of dealer property, other than foreclosure property. See "GLOSSARY." The Code provides a safe harbor whereby the sale of a property is not a prohibited transaction if: (I) AmREIT held the property for not less than four years; (ii) AmREIT made no more than seven property sales (other than "foreclosure property") during such taxable year, or the adjusted basis of all such sales is not more than 10% of the adjusted basis of all of AmREIT's assets as of the beginning of such year; (iii) the aggregate expenditures made by AmREIT (or any partner or joint venture of AmREIT) during the four-year period preceding the date of the sale which are includable in the basis of the property do not exceed 30% of the net selling price of such property; and (iv) in the case of land or improvements not acquired through foreclosure or lease termination, AmREIT held the property for at least four years for the production of rental income. Losses from prohibited transactions may not be taken into account in determining the amount of net income from prohibited transactions. However, any net loss from prohibited transactions may be taken into account in computing REIT taxable income.

      In the event the IRS were successful in characterizing AmREIT as a dealer in connection with any sale of a property, AmREIT could be subject to the 100% Excise Tax. In addition, capital gain treatment and any otherwise applicable capital gain tax rate with respect to the sale of the property could be unavailable. Under such circumstances, AmREIT could be unable to satisfy the 75% and 95% source of income tests. Likewise, there is no assurance that improvements made by AmREIT to any property will not exceed 30% of the net selling price of such properties (as stated previously, this test is no longer applicable) or that AmREIT will not make more than seven sales of properties in any one year.

      AmREIT does not intend to hold any property primarily for sale to customers in the ordinary course of its trade or business ("dealer property"). However, the determination of whether properties are held by AmREIT as "dealer property" depends on the facts and circumstances relating to the particular property at the time of sale. Also, the Company's purposes for holding property may change during the course of its investments. Accordingly, there can be no assurance that AmREIT will avoid "dealer status" with respect to each of its properties.

      ADDITIONAL REQUIREMENTS.  In addition to the foregoing, AmREIT must:

             o Except for the application of Code Section 856-860, be taxable as a "domestic corporation";

             o Use the calendar year as its annual accounting period for federal income tax purposes; and

             o Conduct is affairs, with certain limitations, and manage and dispose of its properties under the continuing exclusive authority and management of its Directors.

DISTRIBUTION REQUIREMENTS

      DISTRIBUTIONS DURING THE TAXABLE YEAR. In addition to satisfying the requirements discussed above, in order to qualify for taxation as a REIT, AmREIT must distribute to the Shareholders in each taxable year an amount at least equal to the sum of:

             o 95% of its REIT Taxable Income (as defined below), before the deduction for dividends paid and excluding any net capital gain; and

             o 95% of the net income from foreclosure property minus the tax imposed on that income; minus

             o     Excess non-cash income.

      "REIT Taxable Income" is defined under Code and Regulations as AmREIT's taxable income computed as if AmREIT were an ordinary corporation with certain adjustments. See "GLOSSARY" for a detailed definition of REIT Taxable Income.

      In some situations, AmREIT may produce taxable income in excess of the cash available for distribution by AmREIT. As a result, from time to time, AmREIT might have to attempt to borrow, use cash reserves or sell properties to meet the 95% distribution test.

      DISTRIBUTIONS AFTER THE TAXABLE YEAR. Under certain circumstances, AmREIT can rectify its failure to meet the 95% distribution test by paying dividends after the close of the taxable year.

             Dividends Paid in the Following Year. For purposes of the 95% distribution test, AmREIT is permitted to treat as distributed in a particular taxable year, certain dividends that it pays to the Shareholders in the following taxable year. To qualify for this treatment, the dividends must be declared before the date on which AmREIT's tax return filings are due (including extension periods), and the dividend must be paid within twelve months of the end of the taxable year and no later than the next regular dividend payment after the declaration.

             Deficiency Dividends. Although AmREIT may meet the 95% distribution test based upon the figures reflected in its tax returns, the IRS might successfully dispute those figures. If an adjustment is made that causes the dividends paid by AmREIT to be insufficient to have met the 95% distribution test, it may pay a deficiency dividend that will be permitted as a deduction in the taxable year to which the adjustment is made, so that AmREIT will retroactively be deemed in compliance with the 95% distribution test. To qualify as a deficiency dividend, AmREIT must make this dividend within a specified period. No deficiency dividend deduction is allowed if the deficiency is due and there exists fraud with intent to evade tax or willful failure to file a timely tax return.

TERMINATION OR REVOCATION OF REIT STATUS

      The Company's election to be treated as a REIT will be terminated automatically if it fails to meet one of the various requirements described above. AmREIT may voluntarily revoke its election within the first 90 days of any taxable year after the first taxable year for which such election is effective in the manner prescribed in the Treasury Regulations. If a termination or revocation occurs, AmREIT (and its successor) will not be eligible to elect REIT status for any taxable year prior to the fifth taxable year that begins after the taxable year for which the termination or revocation is first effective. However, this five-year ineligibility rule will not apply in the case of terminations by failure to satisfy the qualification requirements if: (I) AmREIT does not willfully fail to timely file an income tax return for the taxable year of the termination, (ii) any incorrect information in such return is not due to fraud with intent to evade tax, and
(iii) AmREIT's failure to qualify as a REIT is due to reasonable cause and not due to willful neglect.

TAXATION OF AMREIT

      IF QUALIFIED REIT. The following discussion generally describes the various tax rules applicable to AmREIT for years in which it qualifies as a REIT.

             Loss Carry Forward. AmREIT generally cannot carry its net operating or net capital losses back to prior years, but it may carry forward net operating loss for 15 years and net capital loss for 5 years.

             Income Taxable if Not Distributed. AmREIT is taxed on its REIT taxable income which is not timely distributed to the Shareholders and on its undistributed capital gain, as if it were an ordinary domestic corporation. As explained above, this income is essentially AmREIT's undistributed net income and, in certain circumstances, dividends paid after the end of each taxable year may also be deducted in determining the income subject to tax. However, to discourage a REIT from delaying distributions until the year after the income earned, the Code imposes a nondeductible excise tax on undistributed income of 4% of the amount by which the required distribution exceeds the amount distributed in the taxable year. The required distribution is the sum of 85% of AmREIT's ordinary income, plus 95% of its capital gain net income, plus the excess, if any, of the "grossed up required distribution" for the preceding calendar year over the distributed amount for such year. The "grossed up required distribution" for the proceeding calendar year is the sum of AmREIT's taxable income for that year (without regard to deductions for REIT distributions) and amounts from earlier years that are not treated as having been distributed.

             If AmREIT has undistributed net capital gain for a taxable year, it must pay tax on such amounts. Currently, corporate long-term capital gains are taxed as ordinary income, but will be subject to a maximum rate of 35%. The alterative tax rate for corporate net capital gains does not apply.

             Income Taxable Whether or Not Distributed. The following forms of income are subject to taxation at the corporate level, whether or not they are distributed to the Shareholders:

             o Income Violating the 75% or 95% Source of Income Tests. If AmREIT fails to meet either the 75% or 95% source of income tests described above, but still qualifies for taxation as a REIT under the reasonable cause exception to those tests, a 100% tax is imposed on an amount equal to the result obtained by multiplying (I) the greater of (A) the amount by which AmREIT failed to meet the 75% test or (B) the amount by which it failed to meet the 95% test, by (ii) a fraction, the numerator of which is the Company's taxable income (with certain adjustments) and the denominator of which is the Company's gross income (with certain adjustments).

             o Net Income From Foreclosure Property. The Company's net income from foreclosure property would be taxed at the highest corporate rate, which is presently 35%.

             o Income From Prohibited Transactions. The Company's net income from prohibited transactions will be taxed at a rate of 100% whether or not such income is distributed to the Shareholders.

             o Minimum Tax on Items of Tax Preference. AmREIT may be subject to the corporate Alternative Minimum Tax ("AMT"), which is similar to the individual AMT. The corporate AMT rate is 20% with a $40,000 exemption amount (phased out at the rate of $.25 on each dollar for AMT income in excess of $150,000) on items of tax preference allocable to it.

             Like Kind Distributions. AmREIT's Bylaws do not permit it to make any in-kind distributions to the Shareholders.

             Qualified REIT Subsidiaries. A REIT owning a "qualified REIT subsidiary" may treat all of the assets, liabilities and items of income, deduction, and credit of the subsidiary as though they were those of the REIT. To be a qualified REIT subsidiary, 100% of the subsidiary must be owned by the REIT.

      IF NOT QUALIFIED AS A REIT. For any taxable year in which AmREIT fails to qualify as a REIT, it will be taxed at a maximum corporate rate (currently 35%) on its taxable income, whether or not the income is distributed to the Shareholders. In any taxable year for which AmREIT qualifies as a REIT, it will be taxed as an ordinary corporation only on its undistributed income, except that certain types of income will be taxable at the corporate level whether or not they are distributed to the Shareholders.

TAXATION OF DOMESTIC SHAREHOLDERS

      For any taxable year in which AmREIT fails to qualify as a REIT, distributions to the Shareholders would be taxed as ordinary dividends to the extent of AmREIT's current and accumulated earnings and profits. Such dividends would be eligible for the dividend exclusion for individuals or the 70% dividends received deduction for corporations.

      TAXATION OF DISTRIBUTIONS. For any taxable year in which AmREIT qualifies as a REIT, the amounts it distributes to the Shareholders will be taxed as follows:

             Distributions From Current and Accumulated Earnings and Profits. Distributions from AmREIT will be taxable to Shareholders who are not tax-exempt entities as ordinary income to the extent of the earnings and profits of AmREIT. Any dividend declared by AmREIT in October, November, or December of any year payable to Shareholders of record on a specified date in such a month shall be deemed to have been received by each Shareholder on December 31st of such year and to have been paid by AmREIT on December 31st of such year, provided such divided actually is paid by January 31st of the following year. Consequently, any such dividend will be taxable to a Shareholder in such Shareholder's taxable year including December 31st. (It is possible that any portion of a dividend made to a Shareholder after December 31st not from current or accumulated earnings and profits would be treated as a distribution by AmREIT in the year it is actually made. Accordingly, if AmREIT has sufficient earnings and profits in the year in which such dividend actually is paid, no portion of such dividend would be a return of capital distribution.) Dividends paid to such Shareholders will not constitute passive activity income (such income, therefor, will not be subject to reduction by losses from passive activities of a Shareholder who is subject to the passive activity loss rules). Such distributions, however, will be considered investment income, which may be offset by investment deductions.

             Capital Gain Distributions. Dividends that are designated as capital gains dividends by AmREIT will be taxed as long-term capital gain to taxable Shareholders to the extent that they do not exceed AmREIT's actual net capital gain for the taxable year. A Shareholder that is a corporation may be required to treat up to 20% of any such capital gains dividend as ordinary income. Such distributions, whether characterized as ordinary income or as capital gains, are not eligible for the 70% dividends received deduction for corporations. Shareholders are not permitted to deduct any net losses of AmREIT. The maximum federal income tax rate applicable to net capital gains (the excess of net long-term capital gains over net short-term capital losses) recognized by an individual is 20% as compared to a maximum rate of 39.6% for ordinary income. To the extent that AmREIT designates a portion of a dividend as an "unrecaptured Section 1250 gain distribution" such amount will be subject to a maximum tax rate of 25%.
             The 1997 Act also permits AmREIT, for its taxable year beginning January 1, 1998, to elect to retain, rather than distribute, its net long-term capital gains and pay the tax on such gains. Correspondingly, its Shareholders would include their proportionate share of the undistributed long-term capital gains in income and receive a credit for their share of the tax paid by AmREIT.

             Return of Capital. To the extent any distributions made by AmREIT to the Shareholders exceed the current and accumulated earnings and profits of AmREIT, such distributions will constitute a non-taxable return of capital to the Shareholder to the extent of the Shareholder's adjusted tax basis in his or her Shares. A Shareholder's adjusted tax basis in his or her Shares will be reduced (but not below zero) by the amount of such excess. The proportion of the distributions that exceed such adjusted tax basis will be taxable to the Shareholder as gain from the sale or exchange of his or her Shares.

      NOTIFICATION. AmREIT will promptly, as required, notify Shareholders of the amount of any items of tax preference and the portion of distributions made during each taxable year that constitute return of invested capital.

      BACKUP WITHHOLDING. AmREIT will be required to withhold tax from dividends paid to a Shareholder under certain circumstances as specified in the "backup" withholding provisions. These provisions only apply to a Shareholder who (I) fails to furnish his or her taxpayer identification number ("TIN") to AmREIT as required; (ii) who has, according to the IRS, furnished an incorrect TIN to AmREIT; (iii) who has, according to the IRS, under-reported interest, dividends or patronage dividend income in the past; or (iv) who has failed to satisfy the payee's certification requirements of Code Section 3406. With respect to such a Shareholder, AmREIT will impose backup withholding on dividends paid by AmREIT at the required rate of 31%. Foreign investors are subject to different withholding rules.

      ALTERNATIVE MINIMUM TAX. Individual and other non-corporate Shareholders may, as a result of their investment in AmREIT, be subject to AMT, but only to the extent it exceeds their regular tax liability. Effective beginning in 1993, a two-tiered, graduated rate schedule for AMT is applicable. The lower tier consists of a 26% rate, applicable to the first $175,000 of a taxpayer's alternative minimum taxable income (AMTI) in excess of the exemption amount. The upper tier consists of a 28% rate, applicable to AMTI that is greater than $175,000 above the exemption amount. For married individuals filing separately, the 28% rate applies to AMTI that is greater than $87,500 above the exemption amount. The exemption amounts are $45,000 for married individuals filing joint returns, $33,750 for unmarried individuals, and $22,500 for married individuals filing separately, estates and trusts.

      AMTI is calculated by adding the taxpayer's items of tax preference to his or her adjusted gross income (computed without regard to any deduction for net operating loss carry-overs) and subtracting certain itemized deductions (to the extent they do not create a net operating loss, which can be carried to another year for purposes of the regular tax), the taxpayer's AMT on net operating loss carry-overs and the applicable exemption amount. Under the 1986 Act, REITs are subject to AMT to the extent items of tax preference and other items are treated differently for regular tax and AMT purposes. Code Section 59(d) authorizes the IRS to issue regulations concerning the apportionment of differently treated items between a REIT and its shareholders. These regulations, when issued, could result in shareholders being allocated such differently treated item for inclusion in their own tax returns.

      STATEMENT OF SHARE OWNERSHIP. Each year AmREIT must demand from the record holders of designated percentages of its Shares written statements disclosing the actual owners of the Shares. AmREIT must also maintain permanent records showing the information it has received from the shareholders on this subject, and a list of those persons failing or refusing to comply with its request for that information. The 1997 Act requires a REIT which fails to comply with the regulatory rules on determining its ownership for a tax year to pay a $25,000 penalty upon receiving notice and demand from the IRS.

      TAXATION OF TAX-EXEMPT ENTITIES. In general, a shareholder that is a tax-exempt entity not subject to tax on its investment income will not be subject to tax on distributions from AmREIT. The IRS has ruled that regardless of whether AmREIT incurs indebtedness in connection with the acquisition of properties, distributions paid by AmREIT to a shareholder that is a tax-exempt entity will not be treated as UBTI, provided that (I) the tax-exempt entity has not financed the acquisition of its Shares with "acquisition indebtedness" within the meaning of the Code and the Shares otherwise are not used in an unrelated trade or business of the tax exempt entity and (ii) AmREIT is not a pension-held REIT. This opinion applies to a shareholder that is an organization that qualifies under Code Section 401(a), an IRA or any other tax-exempt organization that would compute UBTI, if any, in accordance with Code Section 512(a)(1). However, pursuant to changes that are part of the 1993 Tax Act, if AmREIT is a pension-held REIT and a tax-exempt shareholder owns more than 10 percent of AmREIT, such shareholder will be required to recognize as UBTI that percentage of the dividends that it receives from AmREIT as is equal to the percentage of AmREIT's gross income that would be UBTI to AmREIT if AmREIT were a tax-exempt entity required to recognize UBTI. A REIT is a pension-held REIT if at least one qualified trust holds more than 25 percent of the value of the REIT's shares or one or more qualified trusts, each of whom own more than 10 percent of the REIT's shares, hold more than 50 percent of the value of the REIT's shares.

      For social clubs, voluntary employee benefit associations, supplemental unemployment benefit trusts and qualified group legal services plans exempt from federal income taxation under Code Sections 501(c)(7), (c)(9), (c)(17) and
(c)(20), respectively, income from an investment in AmREIT will constitute UBTI unless the organization is able to deduct amounts set aside or placed in reserve for certain purposes so as to offset the UBTI generated by its investment in AmREIT. Such prospective shareholders should consult their own tax advisors concerning these "set aside" and reserve requirements.

FOREIGN SHAREHOLDERS

      Nonresident alien individuals, foreign corporations, foreign partnerships and other foreign Shareholders are subject to United States federal income tax under rules which are complex and the application of which will vary depending on the individual foreign Shareholder's circumstances. Accordingly, no attempt is made to summarize these rules and prospective foreign Shareholders should consult their own tax advisors concerning those provisions of the Code which deal with the taxation of foreign taxpayers.

DIVIDEND REINVESTMENT PLAN

      Shareholders who elect to participate in AmREIT's Dividend Reinvestment Plan will be deemed to have received the gross amount of dividends distributed on their behalf to the Plan's Trustee or agent as agent for the participants in the Plan. Such deemed dividends will be treated as actual dividends to such shareholders by AmREIT and will retain their character and have the tax effects described above. Participants that are subject to federal income tax will thus be taxed as if they received such dividends despite the fact that their distributions have been reinvested and, as a result, they will not receive any cash with which to pay the resulting tax liability. The IRS has ruled that a maximum 5% discount (i.e., dividends reinvested in newly issued Shares at a price equal to 95% of the Shares' fair market value on the distribution date) representing the underwriting and other costs that AmREIT otherwise would expect to incur to issue new stock is permitted without causing AmREIT to lose its dividends paid deduction. The IRS might assert that Shares issued for a fixed price under the Dividend Reinvestment Plan would violate the 5% discount cap if AmREIT's assets have appreciated. However, based on the availability of updated appraisals, AmREIT will adjust the Plan's Share purchase price to take into account asset value changes between distribution dates to strive to preserve its dividends paid deduction. Shares received pursuant to the Dividend Reinvestment Plan will have a holding period which begins on the day after purchase by the Plan's Trustee or agent. The tax basis of the Shares acquired through the Dividend Reinvestment Plan will generally be the gross amount of the deemed dividends invested in such Shares. UNITED STATES REPORT REQUIREMENTS

      Subject to regulations, the IRS may impose annual reporting requirements of certain United State and foreign persons directly holding United States Real Property Interests ("USRPIs"). The required reports are in addition to any necessary income tax returns. Furthermore, because Shares in a domestically controlled REIT do not constitute USRPIs, such reporting requirements will not apply to a foreign Shareholder in AmREIT (assuming that AmREIT will be domestically controlled) if such Shareholder does not otherwise own USRPIs. However, AmREIT is required to file an information return with the IRS setting forth the name, address and taxpayer identification number of the payee of dividends from AmREIT, whether the payee is a nominee or is the actual beneficial owner of the Shares.

STATE AND LOCAL TAXES

      Treatment of AmREIT and the Shareholders under state and local tax laws may differ substantially from the federal income tax treatment described above. CONSEQUENTLY, EACH PROSPECTIVE INVESTOR SHOULD CONSULT HIS OR HER OWN TAX ADVISOR WITH REGARD TO THE STATE AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN AMREIT.

                            AMREIT AND ITS BUSINESS

DESCRIPTION OF AMREIT

      AmREIT was organized on August 17, 1993, as a Maryland business corporation and operates as a real estate investment trust ("REIT") under the federal income tax laws. AmREIT acquires, owns and manages a diversified portfolio of quality, frontage retail properties leased to national and regional retail tenants. Each of AmREIT's properties is initially leased under a full-credit, long-term net lease, under which the tenant is responsible for the operation costs of the property, including taxes, insurance and maintenance costs. As of the date of this Prospectus, AmREIT owned a total of 14 properties and has contracted to acquire one additional property in development. The term "development" means that acquisition of the underlying land is contracted for, the property is under lease, subject to timely completion, and construction is anticipated to commence within six months. The aggregate purchase prices of these 15 properties are approximately $22,985,000 and total annualized rents are approximately $2,458,000, with an annual capitalization rate of approximately 10.7% based on purchase price. These 15 properties are leased to a total of 8 different tenants and are located in 7 states. AmREIT's properties contain an aggregate of approximately 193,920 square feet of gross leasable area. AmREIT's principal executive offices are located at Eight Greenway Plaza, Suite 824, Houston, Texas 77046, and its telephone number is (713) 850-1400.

      The property under development is being developed by AmREIT through a joint venture with an unrelated party. AmREIT intends to continue its focus on acquiring frontage retail properties and may acquire one or more multi-structure properties leased to two or more unrelated tenants.

      Formerly, substantially all aspects of AmREIT's business and affairs were administered, under the direction of AmREIT's Board of Directors, by the Adviser, American Assets Advisers Realty Corporation. The Adviser provided administrative, acquisition, development, management and operational services to AmREIT pursuant to an Omnibus Services Agreement. The terms and conditions of the Omnibus Services Agreement are described under "The Adviser" below. AmREIT had only one part-time employee, Mr. H. Kerr Taylor, AmREIT's Chairman and Chief Executive Officer. Mr. Taylor also served in similar capacities to the Adviser and each of its affiliates. Mr. Taylor was the sole shareholder, the principal officer and a director of the Adviser. AmREIT's objective is to be an efficient and competitive real estate operating company focusing on a diversified portfolio of frontage retail properties located throughout the United States.

AMREIT'S INVESTMENT OBJECTIVES

      AmREIT's principal investment objectives are:

      o      To provide regular dividends to Shareholders.

      o To provide dividends that are partially free from current taxation. So long as AmREIT qualifies as a REIT, it will generally not be taxed on taxable income to the extent it pays dividends to the Shareholders.

      o To provide Shareholders with long-term appreciation on their investment.

      o      To provide investors with an inflation hedge.

      o To conserve Shareholders' capital through a diversified portfolio of quality real estate.

      There can be no assurance that any or all of the foregoing objectives will be achieved as each, to some extent, is dependent upon factors and conditions which are beyond the control of AmREIT.

      AmREIT may commit to purchase properties prior to, during or upon their physical completion at agreed prices or pursuant to pricing formulas. To the extent possible, AmREIT intends to diversify the type and location of its properties.

AMREIT'S STATED INVESTMENT POLICIES

      AmREIT's Stated Investment Policies are investment policies and restrictions set forth in its Bylaws pursuant to which AmREIT must conduct its affairs. The Board may not make any material change in a Stated Investment Policy without first obtaining the approval of Shareholders owning a majority of the then outstanding Shares. Set forth below is a summary of AmREIT's Stated Investment Policies.

      INVESTMENTS IN PROPERTIES. AmREIT must:

                   (1) invest only in interests (including mortgage loan interests secured by) income-producing, undeveloped, development stage and improved real estate Properties using borrowed capital only where prudent as determined by the Board;

                   (2) invest only in properties subject to leases with lessees who have demonstrated (or together with a guarantor has demonstrated) to management the financial capability to perform under their lease;

                   (3) not invest more than 10% of its total assets in unimproved real property or mortgage loans on unimproved real property;

                   (4) not engage in the purchase and sale of investments, other than real property interests which satisfy AmREIT's investment objectives or for the purpose of investing on a short-term basis reserves and funds available for the purchase of properties; and

                   (5) pay consideration for a property which is based on its fair market value as determined by the Independent Directors. In cases where the majority of the Independent Directors determine, and in all acquisitions from Interested Persons, as defined below, such fair market value shall be determined by an independent expert selected by the Independent Directors.

      POLICY RESTRICTIONS. AmREIT may not engage in any of the following financial or investment activities.

             Loan Investments: AmREIT may not:

                   (1) invest more than ten percent (10%) of its total assets in second mortgages, excluding wrap- around type second mortgage loans;

                   (2) make or invest in mortgage loans, including construction loans, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including AmREIT's loan(s), would exceed an amount equal to eighty-five percent (85%) of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the "aggregate amount of all mortgage loans outstanding on the property, including the loans of the Company," shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent (5%) per annum of the principal balance of the loan;

                   (3) make or invest in any mortgage loans that are subordinate to any mortgage or equity interest of an Advisor, Directors or any affiliate of the Company; or

                   (4) invest in any mortgage loans that are subordinate to any liens or other indebtedness on a property if the effect of such mortgage loans would be to cause the aggregate value of all such subordinated indebtedness to exceed twenty-five percent (25%) of the Company's tangible assets.

             Restrictions on Leverage. AmREIT may not borrow funds in order to distribute the proceeds to the Shareholders and thereby offset under-performance by the properties, unless it is required to do so for REIT qualification purposes.

             The Directors must review AmREIT's borrowings at least quarterly for reasonableness in relation to its Net Assets. AmREIT may not incur indebtedness if, after giving effect to the incurrence thereof, aggregate indebtedness, secured and unsecured, would exceed three hundred percent (300%) of its net assets on a consolidated basis. For this purpose, the term "Net Assets" means AmREIT's total assets (less intangibles) at cost, before deducting depreciation or other non-cash reserves, less total liabilities, as calculated at the end of each quarter on a basis consistently applied.

             Investment Limitations. AmREIT may not:

                   (1) invest in equity securities of other issuers unless a majority of the Directors, including a majority of the Independent Directors, not otherwise interested in the transaction approve the transaction as being fair, competitive and commercially reasonable;

                   (2)    invest in the equity securities of any
non-governmental issue, including other real estate investment trusts or limited partnerships for a period in excess of eighteen (18) months, unless approved by a majority of the Directors, including a majority of the Independent Directors;

                   (3) engage in underwriting or the agency distribution of securities issued by others;

                   (4) invest in commodities or commodity futures contracts, other than solely for hedging purposes;

                   (5) engage in short sales of securities or trading, as distinguished from investment activities; or


                   (6) invest in real estate contracts of sale, otherwise known as land sale contracts, unless such contracts are in recordable form and appropriately recorded in the chain of title.

             AmREIT Securities. AmREIT may not issue:

                          (I) equity securities which are redeemable at the election of the holder of such securities;

                          (ii) debt securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt;

                          (iii) warrants, options or similar evidences of a
                                right to buy its securities, unless (I) issued to all of its security holders ratably, (ii) as part of a financing arrangement, or (iii) as part of a stock option plan to directors, officers or employees of the Company (together referred to herein as "Interested Persons") which meets the conditions of Section 260.140.41, Title 10, California Code of Regulations; or

                          (iv) shares on a deferred payment basis or other similar arrangement.

      TRANSACTIONS WITH ADVISER, SPONSOR, DIRECTOR OR THEIR AFFILIATES. The Bylaws restrict dealings between AmREIT and its officers, directors, sponsors and any Adviser. AmREIT's sponsors are Mr. Taylor and his Affiliates. In the Bylaws, an Adviser is defined as "the Person responsible for directing or performing the day-to-day business affairs of AmREIT, including a Person to which an Adviser subcontracts substantially all such functions. AmREIT is self-managed and does not have an external Adviser. The following restrictions apply to sponsors, Advisers, directors and/or interested persons and their respective Affiliates ("Interested Persons").

             Sales To Interested Persons. An Adviser, Officer or Director may not acquire assets from AmREIT except as approved by a majority of Directors (including a majority of Independent Directors), not otherwise interested in such transaction, as being fair and reasonable to AmREIT.

             Acquisitions From Interested Persons. Any transaction with a Director, officer or Affiliate that involves the acquisition of a property from an Interested Person must be approved by a majority of the Independent Directors as being fair and reasonable to AmREIT and at a price not greater than the cost of the property to such seller, or if at a greater price only if substantial justification exists and such excess is reasonable and not in excess of the properties' current appraised value.

             Leases to Interested Persons. AmREIT may lease assets to an Advisor, or a Director only if such transaction is approved by a majority of Directors (including a majority of Independent Directors), not otherwise interested in such transaction, as being fair and reasonable to AmREIT.

             Loans From Interested Persons. AmREIT may not borrow money from an Adviser or a Director unless a majority of the Directors, including a majority of the Independent Directors, not otherwise interested in such transaction approve the transaction as being fair, competitive, and commercially reasonable and no less favorable to the Company than loans between unaffiliated parties under the same circumstances.

             Loans To Interested Persons. AmREIT may not make or invest in loans to a Sponsor, Adviser or Director, which includes any Affiliate thereof, except for mortgage loans for the construction of improvements on Properties to be acquired by AmREIT that are under lease or binding contract to be leased to qualifying tenants and those loans insured or guaranteed by a government or government agency or unless an appraisal is obtained on the underlying property. An appraisal of the underlying property shall be obtained in connection with any loan to an Adviser, Director or their Affiliate;

             Other Transactions With Interested Persons. All other transactions between AmREIT and the Sponsor, Advisor, or a Director shall require approval by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transactions as being fair and reasonable to AmREIT and on terms and conditions not less favorable to AmREIT than those available from unaffiliated third parties.

      JOINT VENTURE INVESTMENTS. AmREIT may enter into joint ventures with unaffiliated third parties. AmREIT may also invest jointly with another publicly-registered entity sponsored by a Sponsor, Advisor or Director that has investment objectives and management compensation provisions substantially identical to those of AmREIT, provided that the following conditions must be satisfied.

                   (1) the joint venture must have investment objectives comparable to AmREIT;

                   (2) the investment by each party to the joint venture must be on substantially the same terms and conditions; provided, however, AmREIT shall own more than fifty percent (50%) of any joint venture between it and its sponsor or Affiliate;

                   (3) in making any such joint venture investment, AmREIT may not pay more than once, directly or indirectly, for the same services and may not act indirectly through any such joint venture if AmREIT would be prohibited from doing so directly because of restrictions contained in the Bylaws; and

                   (4) in the event of a proposed sale of the Property initiated by the other joint venture partner, AmREIT must have a right of first refusal to purchase the other party's interest.

      OPERATING EXPENSES. Under AmREIT's Bylaws, its Total Operating Expenses, including, but not limited to certain administration items such as personnel salaries and the salary of Taylor, are (in the absence of a satisfactory showing to the contrary) deemed excessive if they exceed in any fiscal year the greater of 2.0% of its Average Invested Assets or 25% of its net income for such year. The Independent Directors have the responsibility of limiting such expenses to amounts that do not exceed such limitations unless they determine that, based on such unusual and non-recurring factors which they deem sufficient, a higher level of expenses is justified for such year. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meeting of the Board of Directors.

      REAL ESTATE COMMISSIONS ON RESALE OF PROPERTY. If an Advisor, Officer or Director provides a substantial amount of the services in the effort to sell an AmREIT property, that such Person may receive up to one-half of the brokerage commission paid but in no event to exceed an amount equal to 3% of the Contract Price for the Property. In addition, the amount paid when added to the sums paid to unaffiliated parties in such a capacity shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to 6% of the Contract Price for the Property. The "Competitive Real Estate Commission" is the real estate or brokerage commission paid for the purchase or sale of a property which is reasonable, customary and competitive in light of the size, type and location of such property. The "Contract Price" is the amount actually paid or allocated to the purchase, development, or construction or improvement of a property exclusive of the Acquisition Fees and Acquisition Expenses.

      ACQUISITION FEES AND ACQUISITION EXPENSES. AmREIT may not pay Acquisition Fees and Acquisition Expenses which are unreasonable. The total amount of such fees may not exceed 6% of the Contract Price of the Property, or in the case of a mortgage loan, 6% of the funds advanced. Notwithstanding the foregoing, a majority of the Directors, including a majority of the Independent Directors, not otherwise interested in the transaction may approve fees in excess of these limits if they determine the transaction to be commercially competitive, fair and reasonable to AmREIT.

AMREIT'S OPERATING STRATEGY

      AmREIT's policies with respect to the following activities have been determined by the Board within the restrictions of AmREIT's Stated Investment Policies and, in general, may be amended or revised, from time to time, subject to the stated objections and policies, by the Board without a vote of the shareholders. See "RISK FACTORS -- Changes in Policies."

      GROWTH STRATEGY. AmREIT intends to pursue a growth strategy which will maximize the total return to its shareholders. AmREIT intends to continue to focus on the frontage retail sector of the real estate market, believing that this sector is capable of providing appealing returns at more attractive risk levels than other sectors of the retail/commercial real estate market. AmREIT's growth strategy will focus on major markets in the Southwest region of the United States, with the goal of achieving a significant presence in major retail corridor markets of targeted cities. In pursuing its growth strategy, AmREIT intends to utilize research-driven investment analysis, disciplined buy/sell decisions and state-of-the-art operating systems.

      AmREIT presently intends to raise public and private equity capital and institutional and investor debt capital to fund its growth strategy through unsecured credit facilities, traditional mortgage debt transactions, and private equity placements and/or public securities offerings.

      INVESTMENT STRATEGY. AmREIT will continue to invest in existing, newly-developed, development stage or undeveloped retail properties subject to leases under which the tenant is responsible for all operating costs (i.e., the tenant pays non-capital costs associated with operating the leased premises), frequently referred to as a net lease. AmREIT will continue to seek to lease its properties to single tenants, but may acquire multiple tenant properties. AmREIT intends to continue to concentrate its investments in the southwest United States, but may invest in properties anywhere in the continental United States.

      In determining whether a property is a suitable for investment, management considers the following factors, among others:

             (a)   the safety of the investment;

             (b) the location, condition, use and design of the property and its suitability for a long-term net lease or a lease that otherwise limits the amount of expenses to be incurred by AmREIT;

                 the cashflow expected to be generated by the property;

             (d) the terms of the proposed lease (including, specifically, provisions relating to rent increases or percentage rent and provisions relating to passing on operating expenses to tenants);

             (e) the creditworthiness of the lessee (based on the lessee's most recent audited financial statement or other similar evidence establishing net worth) and the cash flow expected to be generated by the property;

             (f)   the prospects for long-term appreciation of the property;

             (g)   the prospects for long-range liquidity of the investment; and

             (h)   the stability and potential growth of the community.

      AmREIT invests in properties which are either under current lease or are to be leased upon completion of development to a national or regional corporation. However, in circumstances deemed appropriate, leases may be with a sole proprietor or franchisee operating the businesses on the property. AmREIT has no minimum financial requirements for its tenants, which will vary depending on individual circumstances of the property and the lease. With respect to the credit of a prospective tenant, AmREIT will evaluate the party's creditworthiness in terms of its most recent audited financial statements, its general credit history, any trends exhibited by its credit rating, appropriate references, if available, the type of business in which it engages, the size and scope of its business, the length of its operating history, the background and experience of its management and similar types of factors.

      Management also considers a property's prospects for long-term appreciation and the prospects for long-range liquidity of the investment. Other considerations of AmREIT affecting appreciation of the properties and liquidity of the investment include: inclusion of lease clauses providing for increased rents based on a tenant's increased revenues, lease clauses providing for periodic inflation adjustments to the base rent, minimizing deferred maintenance by prompt attention to repair and replacement needs at the properties and by including common area maintenance clauses in the leases.

      AmREIT's procedures with respect to environmental due diligence are to require, prior to the purchase of a property, that all conditions imposed by a lender loaning funds towards the acquisition of the property, if applicable, have been satisfied and that all conditions imposed by the title insurer which exclude coverage due to environmental conditions are either removed, waived or found acceptable by a majority of AmREIT's Directors. Where neither lender nor title insurer conditions raise issues regarding environmental due diligence, AmREIT may nevertheless require certain protective representations from the seller of a property, including a satisfactory level one environmental study of the property site.

      AmREIT competes for both investment opportunities and the operation of its properties with other real estate investors (both domestic and foreign), including other real estate investment trusts and limited partnerships which have investment objectives similar to those of AmREIT and which are likely to have resources greater than those of AmREIT. Management continually monitors the real estate market in order to identify potential desirable property acquisitions and advantageous disposition opportunities for its properties.

      AmREIT plans to explore possible acquisitions of properties in whole or partial exchange for its equity securities. AmREIT has authority to issue additional Shares or other securities in exchange for property and other valid consideration, and to repurchase or otherwise reacquire its shares or any other securities and may engage in such activities in the future. AmREIT has authorized Preferred Stock, but has not issued such senior securities.

      MANAGEMENT OF PROPERTIES. AmREIT internally manages each of its properties. Such management includes providing leasing services in connection with identifying and qualifying prospective tenants, assisting in the negotiation of the leases, providing statements as to the income and expense applicable to each property, receiving and depositing monthly lease payments, periodic verification of tenant payment of real estate taxes and insurance coverage, and periodic inspection of properties and tenants' sales records where applicable. AmREIT pays no property management fees or advisory fees.
The tenants will be responsible, at their expense, for day-to-day oversight and maintenance of the properties.

      In general, AmREIT's purchase price of each property is supported by an Independent Appraisal of the fair market value of the property. The Directors will rely on their own analyses and not solely on appraisals in determining whether to acquire a particular property, as appraisals cannot be relied upon exclusively as measures of true worth or realizable value. Copies of such appraisals are retained by AmREIT at its offices for at least five years and are available for inspection.

      AmREIT acquires marketable title to each of its properties, subject only to such liens and encumbrances as are acceptable to management. Evidence of title includes a policy of title insurance, an opinion of counsel or such other evidence as is customary in the locality in which the property is situated.

      DEVELOPMENT OF PROPERTIES. AmREIT intends to continue to increase its own development of properties. Under AmREIT's Bylaws not more than 10% of the total assets of AmREIT may be invested in unimproved real property and AmREIT does not intend to seek shareholder approval to exceed such percentage. Depending upon the circumstances, improvements will be developed and/or constructed either through joint ventures with third party development companies from whom AmREIT purchases the Properties, by the tenants to whom such properties are leased, or by development companies other than the sellers of the Properties. AmREIT finances the construction or completion of improvements on particular Properties through borrowing under its current credit facilities, which it intends to increase should the Merger be consummated.

      To the extent AmREIT acquires Property on which improvements are to be constructed or completed, AmREIT is subject to risk in connection with the builder's ability to control construction costs or to build in conformity with plans, specifications and timetables and to make the Property available to the lessee within the time projected. Performance may be affected or delayed by conditions beyond the builder's control such as building restrictions, clearances and environmental impact studies imposed or caused by governmental bodies, labor strikes, adverse weather, unavailability of materials or of skilled labor, and by the financial insolvency of the builder or any subcontractors prior to completion of construction. Such factors can result in increased costs of a project, corresponding depletion of AmREIT's offering proceeds, working capital reserves and/or cash from operations and could possibly result in the loss of permanent mortgage loan commitments relied upon as a primary source for repayment of construction loans.

      AmREIT may use one or more of the following techniques to reduce the risk of any non-performance by the builder and to assure compliance with approved plans and specifications: (1) a labor and material bond, a completion bond or a performance bond, or more than one of the foregoing, may be required; (2) if in management's opinion, the financial position of the builder so represents, a personal guaranty or pledge of other assets may be accepted in lieu of, or required in addition to, a bond; (3) in some cases, the builder of the Property will be required to leaseback the Property from AmREIT until construction is completed with lease payments designed to return to AmREIT a portion of its funds paid to the builder during construction and to require the builder to bear the risk of construction; (4) where possible, AmREIT will purchase Property subject to the construction loan and the Directors will endeavor not to have AmREIT be liable on such loan; and (5) depending on the financial condition of the builder, the contract may provide that portions of the purchase price payments to the former owners will be withheld until a notice of completion of construction is obtained.

      PROPERTY SALE AND DISPOSITION STRATEGY. AmREIT intends to sell some Properties over time. The determination of whether a particular Property should be sold or otherwise disposed of will be made after consideration of performance of the Property and market conditions and will depend, in part, on the economic benefits of continued ownership. In deciding whether to sell Properties, management will consider factors such as potential capital appreciation, cashflow and federal income tax consequences. Affiliates of AmREIT or of one or more of its Directors may be selected to perform various substantial real estate brokerage functions in connection with the sale of Properties by AmREIT. AmREIT will not sell or lease any Property to the Directors or their Affiliates.

      Management will periodically review the assets comprising AmREIT's portfolio. AmREIT has no current intention to dispose of any of its properties or other properties acquired in the Merger unless the sale of properties is necessary or appropriate because of liquidity problems. AmREIT reserves the right to dispose of any of the properties or any property that may be acquired in the future if the Directors, based in part upon management's periodic reviews, determines that the disposition of such property is in the best interests of AmREIT.

      Any net proceeds from the sale of any Property may, at the election of the Directors, based upon their then current evaluation of the real estate market conditions, either be distributed to the Shareholders or be reinvested in other Properties. A reinvestment in other Properties would be feasible only if it could be accomplished so that the status of AmREIT as a REIT would not be adversely affected. Any Properties in which net proceeds from a sale are reinvested will be subject to the same acquisition guidelines as Properties initially acquired by AmREIT. See "PROPERTIES."

      In connection with the sale of a Property owned by AmREIT, purchase money obligations secured by mortgages may be taken as partial payment. The terms of payment to AmREIT will be affected by custom in the area in which the Property being sold is located and the then prevailing economic conditions. To the extent AmREIT receives notes and property other than cash on sales, such proceeds will not be included in net proceeds of sale until and to the extent the notes or other property are actually collected, sold, refinanced or otherwise liquidated. Therefore, dividends to Shareholders of the proceeds of a sale may be delayed until the notes or other property are collected at maturity, sold, refinanced or otherwise converted to cash. AmREIT may receive payments (cash and other property) in the year of sale in an amount less than the full sales price and subsequent payments may be spread over several years. The entire balance of the principal may be a balloon payment due at maturity. For federal income tax purposes, unless AmREIT elects otherwise it will report the gain on such sale ratably as principal payments are received under the installment method of accounting.

      BORROWING POLICIES. In the exercise of their duties, the Directors may elect to borrow funds on behalf of AmREIT in order to take advantage of particular acquisition opportunities, cover the cost of improving a Property, cover costs not met by insurance or cover operating costs. The amount of borrowings will be determined from time to time based on a number of factors, including the use of the proceeds, the lender's restrictions, the likelihood that the loan can be readily serviced from rents at the Property where the proceeds are applied and similar considerations. The Directors will not borrow funds in order to use the proceeds from the borrowing to pay dividends to AmREIT's Shareholders, unless such borrowings are necessary for REIT qualification purposes.

      AmREIT may not borrow from a Director, officer or any Affiliate thereof, unless a majority of Directors, including a majority of Independent Directors, not otherwise interested in such transaction approve the transaction as being fair, competitive, and commercially reasonable and no less favorable to AmREIT than loans between unaffiliated parties under the same circumstances.

      AmREIT will not issue any senior securities nor will it invest in junior mortgages, junior deeds of trust or similar obligations.

      CONFLICT OF INTEREST AND AFFILIATE TRANSACTION POLICY. Mr. Taylor is prohibited from engaging in competitive real estate activities, including any real estate acquisitions, development or management activities in connection therewith, during his employment with AmREIT, except as may be approved by the Independent Directors.

      AmREIT will not enter into any transactions, including, without limitation, loans, acquisitions or sales of property, joint ventures and partnerships, in which AmREIT or a subsidiary is a party and in which any officer, director, principal security holder or Affiliate has any direct or indirect pecuniary interest, unless such transaction is approved by a majority of the Independent Directors after full disclosure of such interests. In determining whether to approve the transaction, the Independent Directors will condition such approval on the transaction being fair and reasonable to AmREIT and, to the extent deemed relevant by such Independent Directors, on terms no less favorable to AmREIT than prevailing market terms and conditions for comparable transactions. Independent Directors will be considered to be disinterested for this purpose provided they have no direct or indirect pecuniary interest in the transaction.

DIVIDEND REINVESTMENT PLAN

      AmREIT intends to institute a dividend reinvestment program, and may from time to time repurchase Shares in the open market for the purposes of fulfilling its obligations under the program or may elect to issue additional Shares.

EMPLOYEES

      AmREIT currently has 8 full-time employees, one full-time consultant and 4 independent contractor consultants. AmREIT considers its relations with its employees to be good.

COMPETITION

      AmREIT's properties are predominantly located in the Southwest and, in particular, the Houston and Dallas metropolitan areas. All of AmREIT's properties are located in areas that include competing properties. The number of competitive properties in a particular area could have a material adverse effect on both AmREIT's ability to lease space at any of its properties or at any newly developed or acquired properties and the rents charged. AmREIT may be competing with owners, including, but not limited to, other REITs, insurance companies and pension funds that have greater resources than AmREIT. There is no dominant competitor in any of AmREIT's markets.

PROPERTIES

      AmREIT currently owns 14 properties consisting of single structure retail properties, each of which is under lease to a regional or national tenant.
When entered into, each lease was long-term. Each lease is a net lease requiring the tenant to pay all or substantially all expenses related to operation of the property. To date, AmREIT has not sold any of its properties. Information concerning the properties owned by AmREIT as of March 31, 1998, is presented in the following tables.

                          AMREIT PROPERTY INFORMATION

                                                                                      CURRENT        LEASE
                                   DATE          PURCHASE    PERCENT       LEASABLE    ANNUAL     EXPIRATION
PROPERTY (LOCATION)              ACQUIRED         PRICE      OWNED(1)        AREA       RENT         DATE
-------------------              --------      -----------   --------      --------  ----------   ----------
Radio Shack (Dallas, TX.)        06/15/94      $ 1,062,000      100%         5,200   $  108,900    11/30/06

Church's (Atl.,GA)               07/22/94          790,000      100%         2,200       90,792    07/22/14

Blockbuster (Ind., MO)           11/14/94          850,000    54.84%(2)     14,047       93,516    04/30/04

OneCare (Houston.,TX)             7/1/95         1,680,000      100%        14,000      180,600    09/30/05

Blockbuster  (Wich.,KS)          9/12/95           867,000       51%(3)     15,158       95,868    12/31/04

Just For Feet, (Tuc.,AZ)         9/11/96         1,739,000     51.9%(4)     19,550      197,720    09/30/16

Bank United - (Wdlds.,TX)        09/23/96          255,000       51%(3)      3,685       27,568    09/30/11

Bank United - (West.,TX)         12/11/96          828,000      100%         3,685       88,964    12/31/11

Just For Feet (BtnRg.,LA)         6/9/97         1,431,000       51%(3)     20,575      153,275    05/15/12

Hollywood Video (Laft.,LA)       10/31/97          838,000    74.58%(3)      7,488      100,466    09/24/12

Hollywood Video (Ridgld,MS)      12/30/97        1,208,000      100%         7,488      138,453    12/22/12

OfficeMax (Lake Jksn.,TX)        02/20/98        2,256,000      100%        23,500      230,304    12/31/12

OfficeMax (Dover, DE)          Under Develop.    2,644,000*     100%        23,500*     264,375*     4/1/13*

Just For Feet (Wdlds.,TX)      Under Contract    3,365,000*     100%        16,922      354,684*     4/1/13*

Just For Feet (Sgrlnd.,TX)             (5)       3,141,000*     100%        16,922*     332,352     5/1/13*
                                 ------        -----------                 -------   ----------
TOTAL                                          $22,924,000                 193,920   $2,457,837

*     Estimated
(1)   Amounts reflect percentage of property owned.
(2)   Owned in joint venture with FUND X.
(3)   Owned in joint venture with FUND XI.
(4)   Owned in joint venture with FUND X and FUND XI.
(5)   Under contract to be acquired.

----------

      The following table summarizes the minimum future rentals, exclusive of any renewals, under AmREIT's leases in existence at December 31, 1997.

                          1998                 $ 1,840,891

                          1999                   1,870,044

                          2000                   1,898,297

                          2001                   1,913,995

                          2002                   1,968,960

                          2003-2016            $16,409,889


      The following table summarizes rental income by lessee for 1997 and 1998 under AmREIT's leases.

                                                                           1997          1998
                                                                        ----------     --------
      Tandy Corporation (Mesquite, TX)                                  $  108,900     $108,900

      America's Favorite Chicken Company (Smyrna, GA)                       97,931       91,875

      Blockbuster Music Retail, Inc. (Independence MO; Wichita, KS)        377,901      377,901

      OneCare Health Industries, Inc. (Houston, TX)                         201,638      201,638

      Just For Feet, Inc. (Tucson, AZ; Baton Rouge, LA)                    590,192      123,244

      Bank United (The Woodlands, TX; Houston, TX)                         157,801       21,230

      Hollywood Entertainment Corp.  (Lafayette, LA; Ridgeland, MS)         22,452          ---

      TOTAL                                                             $1,556,815     $924,788

----------

DEBT

      At March 31, 1998, AmREIT had approximately $8,918,884 of indebtedness, all of which was unsecured. Approximately $8,768,884 of such borrowings are pursuant to a credit facility of up to $15,000,000 with Compass Bank, Houston, Texas. The actual amount available under the credit facility is dependent on certain covenants such as the value of AmREIT's unencumbered assets. The credit facility currently bears interest at 200 basis points over the varying London Interbank Offered Rates ("LIBOR").

MANAGEMENT

The directors and executive officers of AmREIT are as follows:

                                                                               DIRECTOR OR
         NAME                         AGE    POSITION HELD                    OFFICER SINCE
         ----                         ---    -------------                    -------------
         H. Kerr Taylor               47     President                             1993
                                             Chief Executive Officer
                                             Director

         Robert S. Cartwright, Jr.    48     Director                              1993

         George A. McCanse, Jr.       44     Director                              1993

         Timothy Kelley               50     Vice President of Operations          1996

         L. Larry Mangum              33     Vice Present, Treasurer               1996

         Randall Garbs                44     Vice President of                     1994
                                             Acquisitions

----------

      H. Kerr Taylor serves as the President and Chairman of the Board of Directors of AmREIT. Mr. Taylor has served in this capacity since AmREIT's formation. Mr. Taylor is a graduate of Trinity University. Mr. Taylor also received a Masters of Business Degree from Southern Methodist University and a Doctor of Jurisprudence from South Texas College of Law. Mr. Taylor has over twenty years experience and has participated in over 300 real estate transactions. Mr. Taylor has served on a board and governing bodies of a bank, numerous private and public corporations and charitable institutions. Mr. Taylor was the president, the sole director and sole shareholder of American Asset Advisers Realty Corporation (the "Adviser"), a real estate operating company he founded in 1988, prior to its acquisition by AmREIT. Mr. Taylor is currently a general partner or principal of a general partner of the eleven affiliated limited partnerships. Mr. Taylor is a member of the National Board of Realtors, Texas Association of Realtors and Texas Bar Association.

      Robert S. Cartwright, Jr. is currently a Professor of Computer Science at Rice University. He earned a bachelor's degree magna cum laude in Applied Mathematics from Harvard College in 1971 and a doctoral degree in Computer Science from Stanford University in 1977. From September 1976 until June 1980, he was Assistant Professor of Computer Science at Cornell University. In July 1980, he joined the faculty of Rice University as Associate Professor of Computer Science. He was promoted to the rank of Professor in July 1986. During his eighteen years as a faculty member at Rice University, he has twice served as department Chair.

      Professor Cartwright has compiled an extensive record of professional service. He is a Fellow of the Association for Computing Machinery (ACM) and a member of the ACM Education Board, chairing the ACM Pre-College Education Committee. He is also a member of the Board of Directors of the Computing Research Association, an umbrella organization representing academic and industrial computing researchers. Professor Cartwright has served as a charter member of the editorial boards of two professional journals and has chaired several major ACM conferences. From 1991-1996, he was a member of the ACM Turning Award Committee, which selects the annual recipient of the most prestigious international prize for computer science research.

      George A. McCanse, Jr. is the President of Valuation OnLine, Inc., an online computer communications and data access service for the commercial real estate valuation industry. Mr. McCanse is a member of the Appraisal Institute (MAI designation) and the International Council of Shopping Centers. He was formally a member of the Valuation Committee of the National Council of Real Estate

Investment Fiduciaries. Mr. McCanse resides in New Canaan, Connecticut. He holds a BBA degree from the University of Texas and has pursued graduate level study in real estate, architecture and finance. He has also been involved in real estate investing and development, including the acquisition and sale of over $150,000,000 of real estate during the 1970s and 1980s.

      L. Larry Mangum serves as Vice President and Treasurer of AmREIT. Mr. Mangum served as Vice President of Finance of the Adviser. Mr. Mangum was responsible for the financial accounting and reporting relating to the Adviser-sponsored partnerships and their properties. He has over ten years of accounting experience, including four years with a public accounting firm. He previously worked for American General Corporation, a national insurance company, from 1991-1996 as part of a team responsible for supervising their reporting activities. Mr. Mangum received a B.B.A. degree in accounting from Stephen F. Austin State University and subsequently earned the CPA designation.

      Tim Kelley served as Vice President of Operations of the Adviser, and currently he serves as Vice President of Operations of AmREIT. Mr. Kelley's career spans over twenty years of debt and equity industry experience. Mr. Kelley has held senior management, compliance and sales responsibilities in Broker/Dealers and in investment banking firms including Lehman Brothers Kuhn Loeb, Oppenheimer and Co., Inc., and McKenna and Company. Mr. Kelley holds the series 24, 27, 7, 3, 15, and 63 NASD licenses. He received his B.S. degree from Kent State University.

      Randal Garbs served as Vice President of Acquisitions of the Adviser, and currently he serves as Vice President of Acquisitions of AmREIT. Mr. Garbs is responsible for property acquisitions as well as marketing services to its tenants and developers. Mr. Garbs has over twenty years experience in marketing, including acting as CEO of a Houston based service company. Mr. Garbs has earned the series 7 and 63 NASD licenses, the Texas Real Estate license and is a candidate for the CCIM designation. Mr. Garbs received his B.S. and M.B.A. from Houston Baptist University.

      Other individuals who are specialists in their respective fields will be periodically employed by AmREIT and engaged on an as-needed basis to perform services on behalf of AmREIT. These individuals are not employees of AmREIT nor are they employees of other Adviser-sponsored partnerships, although they do perform various services and activities for those partnerships. These individuals are:

      Don Grieb serves as the Director of Development and Acquisitions of AmREIT and previously served in the same capacity with the Adviser. Mr. Grieb has over twenty years experience within the real estate industry including development, investment analysis and administration. Mr. Grieb has served within management of such real estate firms as Hines Interests and AEW. Mr. Grieb received his B.S. and M.B.A. from the University of Illinois and is a registered architect.

      Jane Costello is a certified public accountant and special consultant to AmREIT regarding tax accounting issues. She previously served in the same capacity for the Adviser. Ms. Costello has over eighteen years experience as an accountant including over 4 years with a national public accounting firm and the last eight years with her own accounting practice. Ms. Costello received a B.B.A. degree in accounting from the University of Texas.

EXECUTIVE COMPENSATION

      No executive officer of AmREIT received any salary or bonus from AmREIT during the year ended December 31, 1997. See Note 8 in the accompanying financial statements for a description of related party transactions. The overall management decisions for the day-to-day business affairs of AmREIT are made by AAA under the direction of the Board of Directors.

       AmREIT paid each Director a fee ranging from $500 to $750 for meetings in which they participated and, where applicable, reimbursed directors for travel expenses. In addition, AmREIT paid each independent Director an additional $1,000 per meeting attended in 1997 in recognition of the additional time and effort expended in consideration of certain potential acquisitions. There is no other basis of compensation for the Directors. During 1997, a total of $19,250 was paid as Directors' Fees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of June 10, 1998, the beneficial ownership interest of the Executive Officers and Directors of AmREIT:

                                 NAME AND ADDRESS         AMOUNT AND NATURE          PERCENTAGE
          TITLE OF CLASS       OF BENEFICIAL OWNER     OF BENEFICIAL OWNERSHIP       OF CLASS(1)
          --------------       -------------------     -----------------------       -----------
          Common Stock         H. Kerr Taylor              252,250 Shares            10.62%
                               5300 Mercer
                               Houston, TX 77005

          Common Stock         George McCanse, Jr.         770 Shares                Less than 1%
                               128 Orchard Street
                               New Canaan, CT 06840

          Common Stock         Robert S. Cartwright, Jr.   2,166 Shares              Less than 1%
                               3310 Underwood
                               Houston, TX 77025

                               Officers and Directors      255,186 Shares            11.28%

(1)   Based on 2,374,305 Shares outstanding as of June 5, 1998.

----------

      As of March 17, 1998, no other person was known by AmREIT to be the beneficial owner of more than 5% of the Shares of AmREIT.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Effective June 5, 1998, AmREIT issued to Mr. Taylor 213,260 Shares and the right to receive up to an additional 686,740 Shares, subject to certain conditions, in connection with the Adviser Acquisition. See "RECENT DEVELOPMENTS - Acquisition of the Adviser" below.

      On May 10, 1998, Mr. Taylor agreed to accept 18,789 Shares of AmREIT's common stock in payment in full of a Note payable to him by AmREIT with the unpaid balance of approximately $171,500.

      On August 8, 1997, AmREIT entered into a loan agreement as the lender with AmREIT Development Corp., an entity with common management, in the amount of $2,247,254 for the purpose of developing a property in Lake Jackson, Texas that was acquired by AmREIT upon completion. As of December 31, 1997, $1,928,974 was outstanding on the loan. The loan bears interest at the prime lending rate and matures on _______, 1998.

      On September 18, 1997, AmREIT had entered into a loan agreement as the lender with Centurion Video, Ltd. in the amount of $1,153,794 for the purpose of developing a property in Ridgeland, Mississippi that was acquired by AmREIT upon completion of development. The loan bore interest at the prime lending rate plus .5%. AAA Net Developers, Ltd., an entity with common management, was the limited partner in Centurion Video, Ltd. The loan was repaid in full as of December 31, 1997.

      For further information see Notes 4, 8 and 9 to the financial statements and see the MANAGEMENT AND AFFILIATE COMPENSATION section of AmREIT's Prospectus dated June 18, 1996.

LEGAL PROCEEDINGS

      Neither AmREIT nor any of its properties is subject to any claim or legal proceeding, nor to management's best knowledge, is any such claim or legal proceeding threatened.

RECENT DEVELOPMENTS

      ACQUISITION OF THE ADVISER. As of June 5, 1998, AmREIT became a self-managed REIT by acquiring its former Adviser, American Asset Advisers Realty Corporation (the "Adviser Acquisition"). As a self-managed REIT, AmREIT acquires, develops and manages its own real property investments and internally administers its affairs and activities.

      AmREIT acquired the Adviser pursuant to a merger of, AAARC, the Adviser, into AmREIT's newly formed wholly-owned subsidiary corporation, AmREIT Operating Corporation, which is the surviving corporation. Pursuant to the Acquisition, Mr. H. Kerr Taylor, the sole shareholder of AAARC, will receive up to 900,000 shares of AmREIT's Common Stock (the "Share Consideration"), of which 213,260 Initial Shares will be issued upon consummation of the Adviser Acquisition (the "Closing Date"). Up to an additional 686,740 shares would be issuable over the 24 calendar quarters immediately following the Closing Date, subject to the satisfaction of certain conditions. The Adviser Acquisition was approved by AmREIT's Shareholders on June 5, 1998.

      AAARC had served as adviser to AmREIT since AmREIT's organization in May 1994. Under the direction of the Board, AAARC has the responsibility for the day-to-day operations of AmREIT, including raising capital, the investigation and identification of investment acquisitions, the negotiation of acquisitions, due diligence in investment research, property management and administrative and accounting services.

      AAARC was organized on April 4, 1989 and since that time has been acquiring, developing, operating and managing real property for its own account and for the account of managed real estate investment programs, including AmREIT. In addition to AmREIT, AAARC co-sponsored with Mr. Taylor each of the Partnerships. In addition to services for AmREIT, the Adviser provided acquisition, management and administrative services to the Partnerships and development and management services to AmREIT Development Corp, a Texas corporation owned by Mr. Taylor and to AAA Net Developers, Ltd., a privately held Texas limited partnership for which Mr. Taylor and AmREIT Development Corp, serve as general partners. AAA Net Developers, Ltd. is in the business of developing for resale, frontage retail properties under net lease to retail tenants.

      For the three months ended March 31, 1998 and the year ended December 31, 1997, revenues to AAARC from all sources aggregated $156,198, and $1,602,580, respectively. These amounts included payments from AmREIT of $73,088 and $1,166,309 during the three (3) months ended March 31, 1998, respectively and the year ended December 31, 1997, respectively. For the same periods, AAARC incurred total expenses of $200,670, and $1,473,676, respectively. These expenses are not allocated between services provided by AAARC under the services agreements with AmREIT and the Partnerships vs. the AAARC's other activities.

      Also, AAARC incurred certain costs in connection with the organization and syndication of AmREIT. Reimbursement of these costs become obligations of AmREIT in accordance with the terms of the offering. Costs of $164,985 and $98,494 were incurred by AAARC in 1997 and 1996, respectively, in connection with the issuance and marketing of AmREIT's stock.


             Consequences of Acquisition. As a self-managed REIT, AmREIT no longer pays any of the Adviser Fees and pays directly for the overhead necessary to provide the services that AAARC provided under the Omnibus Services Agreement. By acquiring the AAARC's staff and facilities, AmREIT now has personnel with substantial experience and long-term relationships in the commercial net leased property industry, including but not limited to relationships with both AmREIT's significant tenants and those of the Partnerships. Management believes these capabilities provide AmREIT with a competitive advantage over many larger and more established REITs in the management and operation of properties and in the identification and acquisition of attractive investments.

      Following the Adviser Acquisition, AmREIT, through AmREIT Operating Corporation, continues to provide these services, including administrative and management services to the Partnerships and administrative and development services, facilities and personnel to AmREIT Development Corp. However, its ability to do so may be significantly limited under current and possible future changes to the REIT Rules. See "MATERIAL FEDERAL INCOME TAX CONSEQUENCES".

      AmREIT, through AmREIT Operating Corporation, and/or other Affiliates, also conducts various real estate development activities both for its account and for the accounts of others, including AmREIT Development Corp. Through the Adviser Acquisition, AmREIT acquired expertise and ability to develop properties for tenants in order to be more competitive in obtaining attractive acquisitions for itself and the AAARC's other affiliates. Management believes that its ability to competitively construct and deliver completed properties on a timely basis will continue to be an important consideration for many actively growing and expanding retail and commercial tenants.

             Terms of the Acquisition. The Adviser Acquisition was approved and recommended to AmREIT's shareholders by the Independent Directors. AmREIT's shareholders approved the Adviser Acquisition on June 5, 1998. In finding that the Adviser Acquisition was fair to AmREIT and its shareholders, the Independent Directors engaged Bishop-Crown as their financial adviser to advise them in analyzing and evaluating, and to provide a written opinion with respect to, the fairness of the Acquisition to AmREIT and to the shareholders of AmREIT (other than Mr. Taylor). The Independent Directors obtained a fairness opinion from Bishop-Crown that the Adviser

Acquisition was fair from a financial point of view, to AmREIT and its Shareholders (other than Mr. Taylor). The Independent Directors engaged Broocks, Baker & Lange, LLP ("Broocks Baker") to advise them regarding, but not to negotiate, the terms of the Adviser Acquisition.

      Under the Acquisition Agreement, AmREIT has agreed to issue up to 900,000 Common Shares as the Share Consideration for the Adviser Acquisition. AmREIT issued the 213,260 Initial Shares on the Closing Date and will issue up to the Share Balance of 686,740 shares, subject to adjustment as described below, as follows: No later than thirty (30) days after the end of the calendar quarter in which the Closing Date occurred, and within thirty (30) days after the end of each calendar quarter thereafter until the twenty-fourth (24th) consecutive calendar quarter following the Closing Date, or, if sooner, until the entire Share Balance has been issued. AmREIT will issue a portion of the then unissued Share Balance (the "Remaining Share Balance") equal to, when added to the aggregate shares of the Share Consideration theretofore issued, 9.8% of the total number of Common Shares outstanding at the end of the respective calendar quarter after giving effect to the issuance of such additional shares.

      At the Closing Date of the Acquisition, Mr. Taylor owned 252,250 shares of AmREIT's common stock which represents approximately 10.62% of AmREIT's total outstanding shares. For the 24 calendar quarters following the Closing Date, Mr. Taylor's additional share ownership by reason of his receipt of the Share Consideration cannot exceed the number of shares which represent 9.8% of AmREIT's total outstanding shares.

      The Acquisition Agreement requires that, in the event of Mr. Taylor's death, AmREIT must promptly purchase from his estate his right, title and interest in the Remaining Share Balance at a price determined on a value of $10.25 per share or, if AmREIT's Common Shares are then traded in a national securities market, the average closing price of AmREIT's Common Shares on the ten (10) consecutive trading days preceding the date of death, whichever is greater. To fund this obligation, AmREIT must maintain one or more insurance policies, payable to AmREIT, insuring Mr. Taylor's life in the amount necessary to purchase the Remaining Share Balance.

      The foregoing notwithstanding, the Remaining Share Balance is immediately issuable in the event any of the following should occur:

             (i) An event which results in or is likely to result in a Change in Control of AmREIT;

             (ii) The failure by AmREIT to timely issue the Share Balance, or any portion thereof as required above;

             (iii) In the event Mr. Taylor's employment by AmREIT is terminated without cause as defined in his employment agreement with AmREIT then in effect; or

             (iv) AmREIT's failure to purchase, upon the death of Mr. Taylor, all of his right, title and interest in the Remaining Share Balance, which interest will be valued as of the date of death at the greater of $10.25 per share or, if the common shares are traded in a national securities market, the average closing price of such shares during the ten (10) consecutive trading days immediately preceding the date of death. Under the Acquisition Agreement, AmREIT is required to maintain insurance on the life of Mr. Taylor to fund this obligation.

      For the purposes of the foregoing, a "Change in Control" means (i) the sale or transfer of substantially all of the assets of AmREIT, whether in one transaction or a series of transactions, except a sale to a successor corporation in which the stockholders immediately prior to the transaction hold, directly or indirectly, at least 50% of the total voting power of the successor corporation immediately after the transaction, (ii) any merger or consolidation between AmREIT and another corporation immediately after which the stockholders hold, directly or indirectly, less than 50% of the total voting power of the surviving corporation, (iii) the dissolution or liquidation of AmREIT, (iv) the acquisition by any person or group of persons of direct or indirect beneficial ownership of AmREIT's common shares representing more than 50% of AmREIT's common shares, or (v) the date the Board Changes. For the purposes of the foregoing, a "Board Change" means the date that a majority of the Board is comprised of persons other than persons (i) whose election Consents shall have been solicited by management, or (ii) who are serving as directors appointed by the Board to fill vacancies caused by death or resignation (but not by removal) or to fill newly created directorships.

      Under the Acquisition Agreement, so long as Mr.Taylor serves as an officer or director of AmREIT he may not, without AmREIT's express authorization, engage or participate directly or indirectly as a principal, agent, or owner (including serving as a partner of or owning any stock or other equity investment or debt of) any Competitive Real Estate Venture, as defined. Excluded from the foregoing are Competitive Real Estate Ventures in which Mr. Taylor is currently interested, including AAA Net Developers, Ltd. and the AAA Partnerships and their respective general partners. Also excluded from the foregoing restriction is the present or future ownership of not more than one percent (1%) of the total outstanding class of equity or debt securities of any Competitive Real Estate Venture whose equity or debt securities are publicly traded.

      "Competitive Real Estate Venture" is defined as any enterprise entered into for profit whose activities in at least material part consist of the acquisition, development, ownership and/or management of real estate leased or intended to be leased to commercial or retail tenants.

      Under the Acquisition Agreement, Mr. Taylor entered into full-time employment by AmREIT. His annual base salary for 1998 and 1999 is $25,000 and $30,000, respectively. Mr. Taylor may not receive any compensation from any Competitive Real Estate Venture under his control except as may, from time to time, be approved by the Board. It is the Board's intent to use this restriction to limit the aggregate compensation received by Mr. Taylor from AmREIT and his other controlled Competitive Real Estate Ventures, if any. Expressly excluded from the foregoing agreement would be any compensation in connection with Mr. Taylor's ownership of the general partners of the Partnerships.

      In an effort to eliminate existing and potential conflicts of interest between Mr. Taylor and AmREIT, Mr. Taylor agreed to cause any Competitive Real Estate Venture (as defined) over which he has control, including the general partners of the Partnerships and AmREIT Development Corp, to, at the election of the Board, contract for acquisition and management services and/or the use of facilities and personnel with AmREIT or such affiliated provider as may be designated by the Board. Any such contracts are subject to the requirements and restrictions on such contracts as may be provided in each entities organizational documents. AmREIT, through AmREIT Operating Corporation, currently provides property management, general administration and acquisition services, real estate brokerage services and support personnel and/or facilities to these entities. However, its ability to do so may be significantly limited under current and possible future changes to the REIT Rules. Under this requirement, Mr. Taylor must cause such Competitive Real Estate Venture to first satisfy its requirements for personnel and/or facilities by the use of available, qualified facilities and personnel of AmREIT or its Affiliates on a reimbursement for use basis.

      Also, Mr. Taylor must cause such Competitive Real Estate Venture to offer to AmREIT the right to purchase any property which the Competitive Real Estate Venture acquires or contracts to acquire, subject to its then-existing fiduciary obligations to any other persons at a price equal to the cost of the property to the Competitive Real Estate Venture.

                           AMREIT CHARTER AND BYLAWS

      The following is a summary of AmREIT's Amended and Restated Certificate of Incorporation or Charter and the Bylaws and is qualified in its entirety by reference to the complete text of the Charter and the Bylaws.

AUTHORIZED STOCK

      The Charter provides that AmREIT is authorized to issue 110,000,000 shares, consisting of 100,000,000 shares of $0.01 par value Common Stock and 10,000,000 shares of preferred stock, par value $.01 per share ("Company Preferred Stock"). Shares of Preferred Stock may be issued from time to time, in one or more series, each of which series shall have such voting powers, designations, preferences and rights, and the qualifications, limitations or restrictions relating thereto, as shall be authorized by the Board of Directors. See "DESCRIPTION OF AMREIT'S CAPITAL STOCK."

DIRECTORS

      The Bylaws provide that the number of directors shall consist of not less than three or more than nine members, the exact number of which shall be fixed by the Board from time to time. The Bylaws provide that, except as otherwise provided by law or the Charter, a quorum of the Board for the transaction of business shall consist of a majority of the entire Board. The act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board. The Charter and the Bylaws do not provide for a classified board or for cumulative voting in the election of directors to the Board. The Bylaws provide that vacancies and any newly-created directorships resulting from an increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director.

SHAREHOLDER MEETINGS AND SPECIAL VOTING REQUIREMENTS

      The Annual Meetings of Shareholders are held on such date as shall be fixed by the Board. The Bylaws specify such date to be not fewer than 30 days nor more than 61 days after delivery of AmREIT's annual report to Shareholders. Special meetings of Shareholders may be called only upon the request of a majority of the Directors, a majority of the Independent Directors, the President, or upon the written request of Shareholders entitled to cast at least 10% of all of the votes entitled to be cast at such meeting. In general, the presence in person or by proxy of Shareholders entitled to cast a majority of votes shall constitute a quorum at any Shareholders' meeting. The Charter and the Bylaws may in general be amended by a Majority Vote of the Shareholders. However, an amendment of any provision of the Charter or Bylaws which requires a greater than majority vote must itself be approved by a vote of the Shareholders holding shares representing at least 66-2/3% of the votes entitled to be cast thereon.

      Other matters on which the Shareholders are entitled to vote include: (i) the election and removal of Directors; (ii) a voluntary change in AmREIT's status as a REIT; and/or (iii) the dissolution of AmREIT.

      A majority of the Directors (including a majority of the Independent Directors) may in their discretion, from time to time, amend, without a Shareholder vote, certain portions of the Bylaws, but not a Stated Investment Policy. The Shareholders may amend the Bylaws by a Majority Vote.

AMENDMENT OF THE CHARTER AND BYLAWS

      The MGCL and the Charter provide that approval of a majority of the shareholders entitled to vote thereon is required to amend the Charter. A bylaw may be amended or repealed, or a new bylaw adopted, by (i) the affirmative vote of the holders of a majority of the stock entitled to vote thereon, or (ii) a majority of the Board.

TRANSACTIONS WITH INTERESTED OFFICERS OR DIRECTORS

      The Bylaws will provide, in accordance with the MGCL, that contracts or transactions between AmREIT and a director or officer of AmREIT or a corporation or entity in which such officer or director is also an officer or director or has a financial interest, are not void or voidable solely for such reason or solely because the officer or director is present at or participates in any meeting of the Board which authorizes the transaction or contract, or solely because such officer's or director's vote is counted for such purpose, if the Bylaw restrictions regarding such transactions are satisfied (see discussion under Stated Investment Policies above) and (i) the material facts as to his relationship or interest are disclosed or are known to the Board or a committee and the Board or a committee in good faith authorizes such contract or transaction; (ii) the material facts as to his relationship or interest are disclosed or are known to the shareholders entitled to vote thereon and the shareholders in good faith specifically approve such contract or transact; or
(iii) the contract or transaction is fair to AmREIT at the time it is authorized, approved or ratified by the Board, a committee or the shareholders. In addition, the Bylaws will provide that any transactions with interested directors or officers or their affiliates shall be made on commercially reasonable terms substantially equivalent to terms available from third parties in an arm's-length transaction in the competitive marketplace.

ROLLUP TRANSACTIONS

      AmREIT's Bylaws contain certain restrictions and requirements on AmREIT's ability to participate in "Rollup" transactions as defined. Prior to the Effective Date, if the Merger is approved by AmREIT's shareholders, the Bylaws will be amended to expressly approve the Merger and, expressly exclude the Merger transactions from the requirements of the Rollup Provisions of the Bylaws to the extent they would otherwise apply to the Merger transactions.

LIMITATIONS ON HOLDINGS AND TRANSFER

      For AmREIT to continue to qualify as a "REIT" under the Code, not more than 50 percent of its outstanding Shares may be owned by five or fewer individuals during the last half of each year and outstanding Shares must be owned by 100 or more persons during at least 335 days of a taxable year of 12 months or during a proportionate part of a shorter taxable year except with respect to the first taxable year for which an election to be treated as a REIT is made. The Charter restricts the accumulation or transfer of Shares if any accumulation or transfer could result in any person beneficially owning, in accordance with the Code, in excess of 9.8% of the then outstanding Shares, or could result in AmREIT being disqualified as a "REIT" under the Code. Such restrictions authorize the Board to refuse to give effect to such transfer on AmREIT's books as to Shares accumulated in excess of the 9.8% ownership limit. Although the intent of these restrictions is to preclude transfers which would violate the ownership limit or protect the AmREIT's status as a REIT under the Code, there can be no assurance that such restrictions will achieve their intent.

      A transferee who acquires Shares in a restricted transfer is required to indemnify, defend, and hold AmREIT and its other Shareholders harmless from and against all damages, losses, costs, and expenses, including, without limitation, reasonable attorneys' fees, incurred or suffered by AmREIT or such Shareholders by virtue of AmREIT's loss of its qualification as a REIT if such loss is a result of the transferee's acquisition. See "MATERIAL FEDERAL INCOME TAX ASPECTS".

ANTI-TAKEOVER EFFECT OF AUTHORIZED BUT UNDESIGNATED PREFERRED STOCK

      As described above, the Board is authorized to provide for the issuance of shares of Preferred Stock, in one or more series, and to fix by resolution of the Board and to the extent permitted by the MGCL, the terms and conditions of each such series. Management believes that the availability of Preferred Stock will provide AmREIT with increased flexibility in structuring possible future financings and acquisitions and in meeting other corporate needs which might arise from time to time. Authorized but unissued shares of Preferred Stock, as well as authorized but unissued shares of Common Stock, will be available for issuance without further action by shareholders, unless such action is required by applicable law or the rules of any stock exchange or automated quotation system on which any class of stock may then be listed for trading.

      Although the Board has no present intention of doing so, it will be able to issue a series of Preferred Stock that could, depending on its terms, either impede or facilitate the completion of a merger, tender offer or other takeover attempt. For instance, such new shares might impede a business combination by including class voting rights which would enable the holder to block such transaction or facilitate a business combination by including voting rights which would provide a required percentage vote of shareholders. The Board will make any determination to issue such shares based on its judgment as to the best interests of AmREIT and its then existing shareholders. The Board, in so acting, will be able to issue Preferred Stock having terms which would discourage an acquisition attempt or other transaction that some or a majority of the shareholders might believe to be in their best interests or in which shareholders might receive a premium for their stock over the then market price of such stock.

LIABILITY FOR MONETARY DAMAGES

      The Charter provides that no director will be personally liable to AmREIT or its shareholders for monetary damages for breach of fiduciary duty as a director, other than liability for breach of the duty of loyalty to AmREIT or its stockholders, acts or omissions not in good faith, intentional misconduct, a knowing violation of law, certain unlawful dividends, stock repurchases or redemptions or any transaction from which the director derived an improper personal benefit. Any repeal or modification of such provision by the stockholders of AmREIT will not adversely affect any right or protection of a director existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

      The Charter provides for the indemnification of present and former directors and officers of AmREIT and persons serving as directors, officers, employees or agents of another corporation or entity at the request of AmREIT (each, an "Indemnified Party") to the fullest extent permitted by the MGCL. Indemnified Parties are specifically indemnified in the Charter and the Bylaws (the "Indemnification Provisions") for expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by an Indemnified Party (I) in connection with a threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that he is or was a director or officer of AmREIT or is or was serving as a director, officer, employee or agent of another corporation or entity at the request of AmREIT, or
(ii) in connection with the defense or settlement of a threatened, pending or completed action or suit by or in the right of AmREIT, provided that such indemnification is permitted only with judicial approval if the Indemnified Party is adjudged to be liable to AmREIT. Such Indemnified Party must have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the subject corporation and, with respect to any criminal action or proceeding, must have had no reasonable cause to believe his conduct was unlawful. Any indemnification under the Indemnification Provisions must be authorized based on a determination that the indemnification is proper if the applicable standard of conduct has been met by the Indemnified Party, provided that no such authorization is required, and indemnification is mandatory, where a director or officer of AmREIT is successful in the defense of such action, suit or proceeding or any claim or matter therein. Otherwise, such determination will be made by a majority vote of a quorum of the Board consisting of directors not a party to the suit, action or proceeding, by a written opinion of independent legal counsel or by the shareholders. In the event that a determination is made that a director or officer is not entitled to indemnification under the Indemnification Provisions, the Indemnification Provisions provide that the Indemnified Party may seek a judicial determination of his right to indemnification. The Indemnification Provisions further provide that the Indemnified Party is entitled to indemnification for all expenses (including attorneys' fees) incurred in any proceeding seeking to collect from AmREIT an indemnity claim under the Indemnification Provisions if such Indemnified Party is successful. Other than proceedings to enforce rights to indemnification, AmREIT is not obligated to indemnify any person in connection with a proceeding initiated by such person, unless authorized by the Board.

      AmREIT will pay expenses incurred by a director or officer of AmREIT, or a former director or officer, in advance of the final disposition of an action, suit or proceeding, if he undertakes to repay amounts advanced if it is ultimately determined that he is not entitled to be indemnified by AmREIT.

      The Indemnification Provisions and provisions for advancing expenses in the Charter will be expressly not exclusive of any other rights of indemnification or advancement of expenses pursuant to the Bylaws. The Indemnification Provisions and provisions for advancing expenses in the Bylaws and the Charter will be expressly not exclusive of any other rights of indemnification or advancement of expenses pursuant to any agreement, vote of the shareholders or disinterested directors or pursuant to judicial direction. AmREIT will be authorized to purchase insurance on behalf of an Indemnified Party for liabilities incurred, whether or not AmREIT would have the power or obligation to indemnify him pursuant to the Charter, the Bylaws or the MGCL.

      In addition, AmREIT will enter into indemnification agreements with its directors and certain of its executive officers pursuant to which such persons are indemnified for costs and expenses actually and reasonably incurred by such persons in connection with a threatened, pending or completed claim arising out of service as a director, officer, employee, trustee and/or agent of AmREIT or another entity at the request of AmREIT.

                     DESCRIPTION OF AMREIT'S CAPITAL STOCK

GENERAL

      AmREIT's authorized capital stock consists of 100,000,000 shares of Common Stock, $0.01 par value and 10,000,000 shares of Preferred Stock. As of June 5, 1998, AmREIT had outstanding 2,374,305 shares of Common Stock and no shares of Preferred Stock.

COMMON STOCK

      VOTING RIGHTS. Each holder of Common Stock will be entitled to one vote for each share registered in his name on the books of AmREIT on all matters submitted to a vote of shareholders. Except as otherwise provided by law, the holders of Common Stock will vote as one class. The shares of Common Stock will not have cumulative voting rights. As a result, subject to the voting rights, if any, of the holders of any shares of Preferred Stock which may at the time be outstanding, the holders of Common Stock entitled to exercise more than 50% of the voting rights in an election of directors will be able to elect 100% of the directors to be elected if they choose to do so. In such event, the holders of the remaining shares of Common Stock voting for the election of directors will not be able to elect any persons to the Board. The Charter and the Bylaws contain certain provisions that could have an anti-takeover effect. See "AMREIT CERTIFICATE OF INCORPORATION AND BYLAWS."

      DIVIDEND RIGHTS. Subject to the rights of the holders of any shares of Preferred Stock which may at the time be outstanding, holders of AmREIT Stock will be entitled to such dividends as the Board may declare out of funds legally available therefor. Because portions of the operations of AmREIT may be conducted through wholly-owned subsidiaries, AmREIT's cash flow and consequent ability to pay dividends on Common Stock may be dependent to some degree upon the earnings of such subsidiaries and on dividends and other payments therefrom.

      LIQUIDATION RIGHTS AND OTHER PROVISIONS. Subject to the prior rights of creditors and the holders of any Preferred Stock which may be outstanding from time to time, the holders of Common Stock are entitled in the event of liquidation, dissolution or winding up to share pro rata in the distribution of all remaining assets.

      The Common Stock is not liable for any calls or assessments and is not convertible into any other securities. In addition, there are no redemption or sinking fund provisions applicable to the Common Stock.

      TRANSFER AGENT. The transfer agent and registrar for AmREIT Common Stock is The Bank of New York, 101 Barclay Street, New York, NY 10286.

PREFERRED STOCK

      The Charter provides that the Board is authorized to provide for the issuance of shares of Preferred Stock, from time to time, in one or more series. Prior to the issuance of shares in each series, the Board is required by the Charter and the MGCL to adopt resolutions and file a Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof (the "Certificate of Designation") with the Secretary of State of Maryland, fixing for each such series the designations, preferences and relative, participating, optional or other special rights applicable to the shares to be included in any such series and any qualifications, limitations or restrictions thereon, including, but not limited to, dividend rights, dividend rate or rates, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices, and the liquidation preferences as are permitted by Maryland law.

                            REPORTS TO SHAREHOLDERS

      AmREIT provides periodic reports to the Shareholders regarding its operations over the course of the year. Financial information contained in all reports to Shareholders will be prepared on an accrual basis of accounting in accordance with generally accepted accounting principles. Tax information will be mailed to Shareholders within 30 days following the close of each fiscal year. AmREIT's annual report, which will include financial statements audited and reported upon by independent public accountants, will be furnished within 120 days following the close of each fiscal year. The annual financial statements will contain or be accompanied by a complete statement of any transactions with any Affiliates, and of compensation and fees paid or payable by AmREIT to the management and its Affiliates. The information required by Form 10-Q will be made available to Shareholders within 45 days of the close of each of the first 3 fiscal quarters of each year.

      AmREIT provides the Shareholders that are qualified retirement plans with an annual statement of value in order to permit them to comply with ERISA annual reporting requirements. The statement will report the net asset value of Securities based upon the amount Shareholders would receive if Properties were sold at their appraised values as of the close of AmREIT's fiscal year and if such proceeds, together with the other AmREIT funds, were distributed in liquidation. Until 1999, AmREIT is permitted to value all Properties at cost, although it is not required to do so. Thereafter, whenever AmREIT is not offering shares of its Common Stock, it will perform a valuation update based on capitalization of income for each of its properties unless it previously obtained an appraisal for such property dated within nine months prior to the end of the relevant fiscal year. After the first three annual reports, the Board may elect to deliver such reports to all Shareholders. Shareholders will not be forwarded copies of appraisals or updates. In providing such reports to the Shareholders, neither AmREIT nor its Affiliates thereby make any warranty, guarantee or representation that (1) the Shareholders or AmREIT, upon liquidation, will actually realize the estimated value per Share, or (2) the Shareholders will realize the estimated net asset value if they attempt to sell their Shares.

      Shareholders have the right under applicable federal and Maryland law to obtain certain information about AmREIT and, at their expense, may obtain a list of names and addresses of the Shareholders. Shareholders have the right to inspect and duplicate AmREIT's appraisal records. In the event that the SEC promulgates rules and/or in the event that applicable State securities laws or the North American Securities Administrators Association ("NASAA") Guidelines are amended so that, taking such changes into account,

AmREIT's reporting requirements are reduced, AmREIT may cease preparing and filing certain of the aforementioned reports if the Directors determine such action to be in AmREIT's best interests and if such cessation is in compliance with the rules and regulations of the SEC and applicable State and NASAA Guidelines, one or more of which may then be amended.

                                THE PARTNERSHIPS

GENERAL

      Each of the Partnerships was sponsored and organized by the General Partner for the purpose of one or more retail properties under long-term net lease to creditworthy tenants. Each of the Partnerships is restricted from using leverage to finance its investments and thus, none of the Partnerships has any significant debt. Each of the Partnerships was formed for long-term investment, intending to hold its properties for resale over a 10 to 15 year period, although each Partnership Agreement provides for a longer term. Each of the Partnerships was organized under Texas limited partnership law except for Fund IX and Fund X which were organized under Nebraska limited partnership law. The Partnerships share executive offices with the General Partner and his Affiliates, including AmREIT. The following tables provide selected information regarding the Partnerships.

                  PARTNERSHIP ORGANIZATION AND CAPITALIZATION

  NAME OF          NO. OF       DATE OF      ORIGINAL LIMITED     PRICE       NO.  OF
PARTNERSHIP       PARTNERS    ORGANIZATION    PARTNER CAPITAL    PER UNIT   UNITS SOLD
-----------       --------    ------------   ----------------    --------   ----------
FUND III             43          2/1986        $   945,000        $30,000        31.50

FUND IV              31         10/1986            615,000         30,000        20.50

FUND V               21          2/1987            480,000         30,000        16.0

FUND VI              13          8/1987            300,000         30,000        10.0

FUND VII             40          3/1988          1,125,100         30,000        37.503

FUND VIII            55          4/1990          1,860,000         30,000        62.0

FUND GDYR            37         10/1990          1,335,000         30,000        44.5

FUND IX             326          6/1990          5,390,500          1,000     5,390.5

FUND X              727          9/1992         11,453,610          1,000    11,453.61

FUND XI             269          5/1994          7,061,209          1,000     7,061.21


----------

PROPERTIES

      The real property interests of the Partnerships consist of fee simple interests owned directly or through joint ventures except for the Atlas Note, in which Fund III and IV own joint interest of approximately 51.3% and 48.7%, respectively.

      A Secured Note in principal amount of $215,000 payable by Transmark, Inc., a Texas corporation (the "Atlas Note") bearing interest at the rate of ten percent (10%) per annum and payable in monthly installment of accrued interest and principal of $3,000 until October 9, 2006 when the entire balance of principal and interest is due and payable. The Atlas Note is secured by a first mortgage lien on a retail property under lease to Atlas Tire Stores located in Clute, Texas, which was formerly jointly owned by Fund IV and Fund V. At March 31, 1998, the unpaid balance of the Atlas Note was $208,856 in which the interest of Fund IV was $107,164 and the interest of Fund V was $101,692.

      The following tables set forth information regarding the Properties of each of the Partnerships.

                        PARTNERSHIP PROPERTY INFORMATION

                                                         PERCENTAGE   PURCHASE     PROPERTY VALUATION
PARTNERSHIP    TENANT/USER (LOCATION)                       OWNED      PRICE        COMPONENT OF NAV
-----------    ----------------------                    ----------  ----------    ------------------
FUND III       Steak & Ale  (Houston, TX)                      44%   $  277,200
               Bank of America  (Houston, TX)                 100%      315,000
               Taco Bell  (Houston, TX)                       100%      136,324
               Atlas Note                                    50.7%      107,164*
                                                                     ----------
                                                             TOTAL   $  835,688           $853,602
                                                                     ==========           ========
FUND IV        Steak & Ale  (Houston, TX)                      56%   $  352,800
               Atlas Note                                    49.3%      101,692
                                                                     ----------
                                                             TOTAL   $  454,492           $535,180
                                                                     ==========           ========


FUND V         Pizza Inn  (Clute, TX)                          50%   $   74,809
               Whataburger  (Clute, TX)                        50%      128,899
               La Petite Academy  (Houston, TX)              6.02%       32,494
                                                             TOTAL   $  236,204           $401,854
                                                                     ==========           ========
FUND VI        Pizza Inn  (Clute, TX)                          50%   $   74,809
               Whataburger  (Clute, TX)                        50%      128,899
               La Petite Academy  (Houston, TX)              2.74%       14,771
                                                                     ----------
                                                             TOTAL   $  218,479           $268,096
                                                                     ==========           ========

FUND VII       La Petite Academy  (Houston, TX)             91.25%   $  492,734
               Whataburger  (Dallas, TX)                    54.88%      299,095
               Superior Sound  (Houston, TX)                27.28%       67,649
               AFC, Inc./Church's  (Houston, TX)            27.28%       57,283
               Gannett/Billboard  (Houston, TX)             27.28%           --
                                                                     ----------
                                                             TOTAL                        $969,953
                                                                                          ========
                                                                     $  916,761
FUND VIII      Whataburger  (Dallas, TX)                    45.12%   $  245,905
               Superior Sound  (Houston, TX)                72.72%      180,351
               AFC, Inc./Church's  (Houston, TX)            72.72%      152,717
               Gannett/Billboard  (Houston, TX)             72.72%           --
               Discount Tire  (Fort Worth, TX)                100%      358,000
               La Petite Academy  (Houston, TX)               100%      457,000
               Goodyear Tire-Marsh Lane (Dallas, TX)        25.28%      150,149
                                                                     ----------
                                                             TOTAL   $1,544,122         $1,610,823
                                                                     ==========         ==========

AAA GDYR       Goodyear Tire-Marsh Lane (Dallas, TX)        74.72%   $  443,851
               Goodyear Tire-Hillcrest  (Dallas, TX)          100%      555,000
                                                                     ----------
                                                             TOTAL   $  998,851         $1,070,014
                                                                                        ==========
FUND IX        Foodmaker/Jack-in-the-Box (Dallas,TX)          100%   $  565,000
               Baptist Memorial Hospital (Memphis,TN)         100%    1,540,000
               Waldenbooks/Payless  (Austin, TX)              100%      535,000
               Golden Corral - I-45  (Houston, TX)            100%    1,575,456
               Golden Corral - Hwy 1960 (Houston, TX)        4.80%       74,894
                                                                     ----------
                                                             TOTAL   $4,290,350         $4,834,313
                                                                     ==========         ==========

                                                         PERCENTAGE   PURCHASE     PROPERTY VALUATION
PARTNERSHIP    TENANT/USER (LOCATION)                       OWNED      PRICE        COMPONENT OF NAV
-----------    ----------------------                    ----------  ----------    ------------------
FUND X         Golden Corral - Hwy 1960 (Houston,TX)        95.20%   $1,485,106
               TGI Friday's  (Houston, TX)                    100%    1,473,461
               Goodyear Tire  (Houston, TX)                   100%      510,000
               Computer City  (Minneapolis, MN)               100%    2,407,317
               AFC, Inc./Popeye's  (Atlanta, GA)              100%      834,500
               Blockbuster Music (Independence, MO)         45.16%      699,000
               Onecare  (Sugarland, TX)                       100%    1,405,006
               Just for Feet  (Tucson, AZ)                  18.25%      611,394
                                                                     ----------
                                                             TOTAL   $9,426,758        $10,403,870
                                                                     ==========        ===========

FUND XI        Blockbuster Video  (Wichita, KS)                49%   $  833,000
               Blockbuster Video  (Oklahoma City, OK)         100%      752,663
               Just for Feet  (Tucson, AZ)                  29.85%    1,000,007
               Bank United  (The Woodlands, TX)                49%      245,000
               Just For Feet  (Baton Rouge,LA)                 49%    1,375,014
               Hollywood Video  (Lafayette, LA)             25.42%      285,624
               Pier One  (Longmont, CO)                       100%    1,195,741
                                                                     ----------
                                                             TOTAL   $5,687,055        $ 6,425,690
                                                                     ==========        ===========

* Unpaid balance of Atlas Note on March 31, 1998.

                               LEASE INFORMATION

                                                                                                LEASE
                                                   PERCENTAGE       SQUARE         ANNUAL    TERMINATION
PARTNERSHIP   TENANT/USER (LOCATION)                 OWNED        FOOTAGE(1)       RENT(1)      DATE
-----------   -----------  ---------               ----------     ----------      --------   -----------
FUND III      Steak & Ale (Houston, TX)                 44%       Land Lease      $ 19,800     03/22/02
              Bank of America (Houston, TX)            100%            2,815        62,370     05/11/00
              Taco Bell (Houston, TX)                  100%            1,500        35,315     02/28/98
                                                                  ----------      --------
                                                      TOTAL            4,315      $117,485
                                                                  ==========      ========

FUND IV       Steak & Ale (Houston, TX)                 56%       Land Lease      $ 25,200     03/22/02
                                                                  ----------      --------
                                                      TOTAL       Land Lease      $ 25,200
                                                                  ==========      ========

FUND V        Pizza Inn (Clute, TX)                     50%            2,895      $ 12,120     07/31/03
              Whataburger (Clute, TX)                   50%            1,104        14,543     01/19/00
              La Petite Academy (Houston, TX)         6.02%              407         3,493     03/29/04
                                                                  ----------      --------
                                                      TOTAL            4,406      $ 30,156
                                                                  ==========      ========

FUND VI       Pizza Inn (Clute, TX)                     50%            2,895      $ 12,120     07/31/03
              Whataburger (Clute, TX)                   50%            1,104        14,543     01/19/00
              La Petite Academy (Houston, TX)         2.74%              185         1,588     03/29/04
                                                                  ----------      --------
                                                      TOTAL            4,184      $ 28,251
                                                                  ==========      ========

                                                                                                LEASE
                                                   PERCENTAGE       SQUARE        ANNUAL     TERMINATION
PARTNERSHIP   TENANT/USER (LOCATION)                 OWNED        FOOTAGE(1)      RENT(1)       DATE
-----------   -----------  ---------               ----------     ----------    ----------   -----------
FUND VII      La Petite Academy (Houston, TX)        91.25%            6,178    $   52,969     03/29/04
              Whataburger (Dallas, TX)               54.88%            1,212        32,879     09/30/06
              Superior Sound (Houston, TX)           27.28%              813         8,183     08/31/01
              AFC, Inc./Church's (Houston, TX)       27.28%              813         4,092     05/14/00
              Gannett/Billboard (Houston, TX)        27.28%              813         4,066     11/30/97
                                                                  ----------    ----------
                                                      TOTAL            9,830       102,189
                                                                  ==========    ==========

FUND VIII     Whataburger (Dallas, TX)               45.12%              996    $   27,032     09/30/06
              Superior Sound (Houston, TX)           72.72%            2,169        21,817     08/31/01
              AFC, Inc./Church's (Houston, TX)       72.72%            2,169        10,908     05/14/00
              Gannett/Billboard (Houston, TX)        72.72%            2,169        10,840     11/30/97
              Discount Tire (Fort Worth, TX)           100%            4,147        44,400     06/01/05
              La Petite Academy (Houston, TX)          100%            5,998        49,128     03/31/05
              Goodyear Tire-Marsh Ln (Dallas, TX)    25.28%            1,472        16,080     05/31/05
                                                                  ----------    ----------
                                                      TOTAL           19,119    $  180,205
                                                                  ==========    ==========

AAA GDYR      Goodyear Tire-Marsh Ln (Dallas, TX)    74.72%            4,352    $   47,520     05/31/05
              Goodyear Tire-Hillcrest (Dallas, TX)     100%            5,772        59,400     02/29/00
                                                                  ----------    ----------
                                                      TOTAL           10,124    $  106,920
                                                                  ==========    ==========

FUND IX       Foodmaker-Jack/Box (Dallas, TX)          100%            2,238        68,998     01/30/03
              Baptist Memorial Hospital                100%           15,000       187,500     08/31/07
              (Memphis, TN)
              Waldenbooks/Payless (Austin, TX)         100%            4,000        82,000     06/30/02
              Golden Corral/I-45 (Houston, TX)         100%           12,000       182,994     11/29/07
              Golden Corral/Hwy 1960 (Houston, TX)    4.80%              576         8,723     03/14/08
                                                                  ----------    ----------
                                                      TOTAL           33,814    $  530,215
                                                                  ==========    ==========

FUND X        Golden Corral/Hwy 1960                 95.20%           11,424    $  172,965     03/14/08
              (Houston, TX)
              TGI Friday's (Houston, TX)               100%            8,500       180,500     01/31/03
              Goodyear Tire (Houston, TX)              100%            5,209        51,756     03/31/03
              Computer City (Minneapolis, MN)          100%           15,000       246,750     09/31/09
              AFC, Inc./Popeye's (Atlanta, GA)         100%            2,583        95,867     07/19/14
              Blockbuster Music (Independence, MO)   45.16%            6,774        77,010     04/30/04
              Onecare (Sugarland, TX)                  100%           15,000       157,200     01/30/05
              Just for Feet (Tucson, AZ)             18.25%            2,801        69,526     09/30/16
                                                                  ----------    ----------
                                                      TOTAL           67,291    $1,051,574
                                                                  ==========    ==========

                                                                                                LEASE
                                                   PERCENTAGE       SQUARE         ANNUAL    TERMINATION
PARTNERSHIP   TENANT/USER (LOCATION)                 OWNED        FOOTAGE(1)       RENT(1)      DATE
-----------   -----------  ---------               ----------     ----------      --------   -----------
FUND XI       Blockbuster Video (Wichita, KS)           49%            6,860      $ 92,104     12/31/04
              Blockbuster Video (Oklahoma City, OK)    100%            6,500        80,523     09/01/03
              Just for Feet (Tucson, AZ)             29.85%            4,582       113,717     09/30/16
              Bank United (The Woodlands, TX)           49%       Land Lease        26,488     09/30/11
              Just For Feet (Baton Rouge,LA)            49%            7,521       147,264     05/15/12
              Hollywood Video (Lafayette, LA)        25.42%            1,904        34,243     02/31/12
              Pier One (Longmont, CO)                  100%            8,014       127,502     02/31/12
                                                                  ----------      --------
                                                      TOTAL           25,463      $621,841
                                                                  ==========      ========

(1)   Reflects ownership percentages.

PARTNERSHIP DISTRIBUTIONS

      The following table sets forth the distributions paid per Unit per Partnership from the Partnerships' inception through March 31, 1998. Amounts paid in the indicated quarter were determined based upon Partnership operations during the preceding quarter. The original cost per Unit was $30,000 for each of the Partnerships, except Fund GDYR, Fund IX, Fund X and Fund XI whose original Units cost $1,000 each. All distributions were made from cash flow from operations except as otherwise noted.

      The tables below set forth information for each Partnership regarding its cash distributions from inception through December 31, 1997.

        CUMULATIVE CASH DISTRIBUTIONS SINCE FORMATION THROUGH 3/31/1998

                                 CUMULATIVE
                     YEAR OF    DISTRIBUTIONS    TOTAL DISTRIBUTIONS
PARTNERSHIP           FIRST       THROUGH       AS PERCENT OF ORIGINAL
   NAME            INVESTMENT    3/31/1998         INVESTED CAPITAL
-----------        ----------   -------------   ----------------------
FUND III              1986        $1,061,972            112.4%

FUND IV               1986           437,214            71.09%

FUND V                1987           417,088            86.89%

FUND VI               1987           231,753            77.25%

FUND VII              1988           824,602            73.29%

FUND VIII             1990         1,252,756            67.35%

FUND GDYR             1990           769,027            57.61%

FUND IX               1990         2,677,023            49.66%

FUND X                1992         3,350,487            29.25%

FUND XI               1994           820,472            11.62%

----------

                                          CUMULATIVE
                                        DISTRIBUTIONS     DISTRIBUTIONS
                       ORIGINAL          OF CASHFLOW       IN RETURN OF      ADJUSTED
PARTNERSHIP           L.P. CAPITAL     FROM OPERATIONS     L.P. CAPITAL    L.P. CAPITAL
-----------           ------------     ---------------    -------------    ------------
FUND III              $   945,000       $ 1,051,786         $ 10,186       $   934,814

FUND IV                   615,000           437,214              -0-           615,000

FUND V                    480,000           397,477           19,611           460,389

FUND VI                   300,000           226,486            5,267           294,733

FUND VII                1,125,100           824,602              -0-         1,125,100

FUND VIII               1,860,000         1,246,736            6,020         1,853,980

FUND GDYR               1,335,000           663,117          105,910         1,229,090

FUND IX                 5,390,500         2,677,023              -0-         5,390,500

FUND X                 11,453,610         3,350,487              -0-        11,453,610

FUND XI                 7,061,209           820,472              -0-         7,061,209
                      -----------       -----------         --------       -----------
Total                 $30,565,419       $11,695,400         $146,994       $30,418,425

----------

MANAGEMENT OF THE PROPERTIES

      Since their inception, each Partnership was administered and managed by the Adviser, until its acquisition by AmREIT on June 5, 1998. After that time, these functions have been continued under the same contractual terms by AmREIT Operating Corporation and/or other affiliates of AmREIT.

EMPLOYEES

      The partnerships do not employ their own personnel. The Partnerships' business activities are conducted by AmREIT Operating Corporation and/or other affiliates of AmREIT pursuant to management agreements. Under these agreements, AmREIT Operating Corporation and/or other affiliates of AmREIT are reimbursed by the Partnerships for the actual cost of the employees providing services to the Partnerships.

                  COMPARISON OF OWNERSHIP OF UNITS AND SHARES

      The Partnerships and AmREIT are each vehicles recognized as appropriate for the holding of real estate investments and afford passive investors, such as Limited Partners and shareholders, certain benefits, including limited liability, a professionally managed portfolio and the avoidance of double-level taxation on distributed income. The information below highlights a number of the significant differences between the Partnerships and AmREIT relating to, among other things, form of organization, investment objectives, policies and restrictions, asset diversification, capitalization, management structure, compensation and fees, and investor rights, and compares certain of the respective legal rights associated with the ownership of Units and Shares. These comparisons are intended to assist Limited Partners in understanding how their investments will be changed if, as a result of the Merger, their Units are exchanged for Shares. In addition, there are significant differences in the tax treatment of the Partnerships and REITs, and some of the material tax differences are summarized below under the captions "Taxation of Taxable Investors" and "Taxation of Tax-Exempt Investors." This discussion is summary in nature and does not constitute a complete discussion of these matters, and Limited Partners should carefully review the balance of this Prospectus for additional discussions.

===================================================================================================================
      THE PARTNERSHIPS                                                           AMREIT
===================================================================================================================
FORM OF ORGANIZATION

      Each of the Partnerships is a limited                       AmREIT is a Maryland corporation formed
partnership organized under Nebraska or Texas law           for the purpose of investing in real estate
formed for the purpose of investing, without the            properties. As a corporation, AmREIT may remain
use of leverage, in a real estate portfolio                 in existence in perpetuity. AmREIT intends to
consisting of income producing retail real                  continue to qualify as a REIT for federal income
property under long-term net lease. Each                    tax purposes.  Unlike the Partnerships, AmREIT
Partnership has been treated as a partnership for           may, in the discretion of its Board of
federal income tax purposes.  The Partnerships are          Directors, use leverage to acquire its under the
control of their general partners.                          investments.  AmREIT is governed by its
                                                            Directors.

                                            LENGTH OF INVESTMENT

      An investment in each of the Partnerships                   Unlike the Partnerships, AmREIT intends to
was presented to Limited Partners as a finite life          continue its operations for an indefinite time
investment, with the Limited Partners to receive            period and has no specific plans for disposition
regular cash distributions out of the                       of the assets acquired through the Merger or
Partnership's net operating income and special              subsequent acquisitions. AmREIT intends to
distributions of net sale proceeds through the              distribute at least 95% of its REIT taxable
liquidation of the Partnership's real estate                income, but expects to retain net sale or
investments. Under each of the Partnership                  refinancing proceeds for new investments,
Agreements, the Partnership's stated term of                capital expenditures, working capital reserves
existence was for a substantial period (from 30 to          or other appropriate purposes. In contrast to
45 years from inception, depending upon the                 the Partnerships, AmREIT will constitute a
Partnership), but the general partners stated               vehicle for taking advantage of future  their
general intention of selling the                            investment opportunities that may be available
Partnership's properties within a period of 10 to           in the real estate markets. See "THE MERGER --
12 years after acquisition or development of the            Background of and Reasons for Merger."
properties. Limited Partners were advised that
sale of the Partnership's assets would, however,
be dependent upon market conditions and as such,
might vary from time to time.


      Limited Partners in each of the Partnerships expect liquidation of their investment when the assets of the Partnership are liquidated. In contrast, AmREIT does not expect to dispose of its investments within any prescribed periods and, in any event, plans to retain the net sale proceeds for future investments unless distributions are required to retain REIT status. Shareholders are expected to achieve liquidity for their investments by trading the Shares in the market should one develop after the Merger, and not through the liquidation of AmREIT's assets. The Shares may ultimately trade, when and if a public market for the shares is established, at a discount from, or premium to, their pro rata interest in the liquidation value of AmREIT's properties.

                                     PROPERTIES AND DIVERSIFICATION

      The investment portfolio of each of the                     As a result of the Merger, AmREIT will
Partnerships is limited to the assets acquired              acquire substantially all of the properties of
with the initial equity raised from the General             the Participating Partnerships. In addition,
and Limited Partners.  The Partnerships may not             AmREIT may issue debt and/or equity securities
use debt financing to acquire investments.                  in the future, and retain all, or substantially
                                                            all, of the net liquidation proceeds from the
                                                            sale of AmREIT's assets to finance expansion of
                                                            AmREIT's investment portfolio.

      Through the Merger, AmREIT's current portfolio and additional investments that may be made from time to time, AmREIT will have an investment portfolio substantially larger and more diversified than the portfolio of any of the Partnerships. An investment in AmREIT is subject to the risks normally attendant to ongoing real estate ownership and, if AmREIT develops property, to the risks related to property development.

                                            PERMITTED INVESTMENTS

      Each of the Partnerships was generally                      Under its Bylaws, AmREIT may purchase for
authorized to invest only in income-producing               investment, lease, manage, sell, develop,
single tenant retail properties.  The Partnerships          subdivide and improve a wider  range of retail
have concentrated their investment in single                real property and interests therein, including
tenant retail buildings.  In general, the                   mortgage loans secured thereby.  See "AMREIT AND
Partnerships are not permitted to invest in                 ITS BUSINESS."
mortgage loans.
                                                                  Like the Partnerships, AmREIT has
                                                            concentrated its investments in single tenant
                                                            retail properties.  AmREIT's Bylaws, however,
                                                            authorizes it to make other real estate
                                                            investments. Consequently, after the Merger,
                                                            AmREIT's investments will be more diversified
                                                            than the investments of the Partnerships. Such
                                                            diversification, if it occurs, may serve as a
                                                            hedge against the risk of having all of AmREIT's
                                                            investments limited to a single asset group but
                                                            will also expose AmREIT to the risk of owning
                                                            and operating assets not directly related to its
                                                            primary property type.

                                            ADDITIONAL EQUITY

The Partnerships are authorized to issue only               AmREIT may, in the discretion of its Directors,
their respective Units.  None of the Partnerships           issue additional equity securities consisting of
is authorized to issue additional equity                    Common Shares or Preferred Shares, provided that
securities.                                                 the total number of Shares issued does not
                                                            exceed the authorized number of Shares or
                                                            Preferred Shares set forth in its Charter.
                                                            AmREIT expects to raise additional equity from
                                                            time to time to increase its available capital
                                                            for investment.

                                                            Unlike the Partnerships, AmREIT has substantial
                                                            flexibility to raise equity, through the sale of
                                                            Shares or Preferred Shares, to finance its
                                                            business and affairs. AmREIT, through the
                                                            issuance of new equity securities, may
                                                            substantially expand its capital base to make
                                                            new real estate investments.

      An investment in AmREIT should not be viewed as an investment in a specified pool of assets, but instead as an investment in an ongoing real estate investment business, subject to the risks associated with a real estate portfolio that is expected to change from time to time. The issuance of additional equity securities by AmREIT will dilute the interests of shareholders if sold at prices below their fair market value.

                                              BORROWING POLICIES

      None of the Partnerships were authorized to                 AmREIT is permitted to borrow, on a
borrow funds for the acquisition of their                    secured or unsecured basis, funds to finance
portfolio.                                                   its business.

      In conducting its business, AmREIT may borrow funds to the extent believed appropriate. It is expected that AmREIT will be more leveraged than the Partnerships, some of which have not incurred significant borrowings in comparison to the overall value of their assets. Borrowing funds may allow AmREIT to substantially expand its asset base, but likewise will increase AmREIT's risks due to its leveraged investments.

                                 RESTRICTIONS UPON RELATED PARTY TRANSACTIONS

      In varying degrees, each of the Partnership                 Maryland law allows AmREIT to engage in
Agreements restricts the applicable Partnership             transactions with Directors, or other persons a
from entering into a variety of business                    Director is directly or indirectly interested in
transactions with the general partners and their            or connected with, as a trustee, partner, trust
Affiliates. Since each of the Partnership                   manager, shareholder, member, employee, officer
Agreements may be amended by a majority vote of             or agent of such other persons.  Its Bylaws
Limited Partners, it is possible to amend the               prohibit AmREIT from entering into a
Partnership Agreement to authorize any transaction          transaction with any of the interested parties
with the general partners and affiliates.                   unless the terms and conditions of such
                                                            transaction have been disclosed to AmREIT

                                                            Directors and approved by a majority of
                                                            Directors not otherwise interested in the matter
                                                            (including a majority of independent Directors)
                                                            or has been disclosed in reasonable detail to
                                                            the shareholders, and approved by holders of a
                                                            majority of Shares then outstanding or entitled
                                                            to vote thereon.


      Except for transactions specifically                        Maryland law allows AmREIT to enter into
approved in the Partnership Agreements, the                 transactions with interested parties, such as
Partnerships are, to varying degrees, not                   Directors, officers, significant shareholders
authorized to enter into transactions with the              and Affiliates thereof, but such transactions
general partners and their affiliates without               must be approved by a majority of AmREIT
Limited Partner approval.                                   Directors not interested in the matter provided
                                                            that they have determined the transaction to be
                                                            fair, competitive and commercially reasonable.
                                                            Since neither the Bylaws nor the Charter require
                                                            the approval of shareholders for entering into
                                                            transactions with interested parties, it may be
                                                            easier for AmREIT to enter into such
                                                            transactions than it would be for the
                                                            Partnerships, where Limited Partner approval
                                                            for such transactions is mandated.

                                  MANAGEMENT CONTROL AND RESPONSIBILITY

      Under each of the Partnership Agreements,                   The Board of Directors will have exclusive
the general partners are, subject to certain                control over AmREIT's business and affairs
narrow limitations, vested with all management              subject only to the restrictions in its Charger
authority to conduct the business of the                    and the Bylaws. Shareholders have the right to
Partnership, including authority and                        elect members of the Board of Directors. AmREIT
responsibility for overseeing all executive,                Directors are required to act in good faith and
supervisory and administrative services rendered            exercise care in conducting AmREIT's affairs.
to the Partnership. The general partners have the           See "FIDUCIARY RESPONSIBILITY -- Directors and
right to continue to serve in such capacities               Officers of AmREIT."
unless removed by a majority vote of Limited
Partners. Limited Partners have no right to
participate in the management and control of the
Partnership and have no voice in its affairs
except for certain limited matters that must be
submitted to a vote of the Limited Partners under
the terms of the Partnership Agreements or as
required by law. See "VOTING RIGHTS" below. The
general partners are accountable as fiduciaries to
the Partnerships and are required to exercise good
faith and integrity in their dealings in
conducting the Partnership's affairs. See
"FIDUCIARY RESPONSIBILITY -- general partners of
the Partnerships."

      Shareholders will have greater control over management of AmREIT than the Limited Partners have over the Partnerships because AmREIT Board is elected by the Shareholders. The general partners do not need to seek re-election annually, but instead serve unless removed by an affirmative vote of the Limited Partners, which is generally regarded as an extraordinary event only appropriate in cases of mismanagement and changes in control due to shifts in the ownership of Units.

                               MANAGEMENT LIABILITY AND INDEMNIFICATION

      As a matter of state law, the general                       AmREIT's Charter and Maryland state law
partners have liability for the payment of                  provide broad indemnification rights to
Partnership obligations and debts unless                    Directors and officers who act in good faith,
limitations upon such liability are expressly               and in a manner reasonably believed to be in or
stated in the obligation. Each of the Partnership           not opposed to the best interests of AmREIT and,
Agreements provides generally that neither general          with respect to criminal actions or proceedings,
partners nor any of their affiliates performing             without reasonable cause to believe their
services on behalf of the Partnership will be               conduct was unlawful. In addition, the Charter
liable to the Partnership or its Limited Partners           indemnifies Directors and officers against  for
any act or omission performed in good faith                 amounts paid in settlement, authorizes AmREIT to
pursuant to authority granted by the Partnership            advance expenses incurred in defense upon
Agreement, and in a manner reasonably believed to           AmREIT's receipt of an appropriate undertaking
be within the scope of the authority granted and            to repay such amounts if appropriate, and  in
the best interest of the Partnerships, provided             authorizes AmREIT to carry insurance for the
that such act or omission did not constitute                benefit of its offices and trust managers even
fraud, misconduct, bad faith or negligence. In              for matters as to which such persons are not
addition, the Partnership Agreements indemnify the          entitled to indemnification. See "FIDUCIARY
general partners and their affiliates for                   RESPONSIBILITY." Through the Merger, AmREIT will
liability, loss, damage, cost and expenses,                 be assuming all existing and contingent
including attorneys' fees, incurred by them in              liabilities of the Participating Partnerships,
conducting the Partnerships' business, except in            including their obligations to indemnify the
events such as fraud, misconduct, bad faith or              general partners and others for litigation
negligence. To varying degrees, the general                 expenses that might be incurred by them for
partners of each of the Partnerships have limited           serving as general partners of the Partnerships
liability to the Partnership for acts of omissions          or for sponsoring the Merger.  Although the
undertaken by them when performed in good faith,            standards are expressed somewhat differently,
in a manner reasonably believed to be within the            there are limitations similar to those on the
scope of their authority and in the best interests          general partners of the Partnerships upon the
of the Partnership. The general partners also               liability and indemnification of the Directors
have, under specified circumstances, a right to be          and officers of AmREIT.
reimbursed for liability, loss, damage, costs and
expenses incurred by them by virtue of serving as
general partners.

      AmREIT believes that the scope of the liability and indemnification provisions in AmREIT's governing documents provides protection against claims for personal liability against AmREIT's Directors and officers which is comparable to, though not identical with, the protections afforded to the general partners and their affiliates under the Partnership Agreements. Through the Merger, AmREIT will be assuming all of the existing and contingent liabilities of the Participating Partnerships, including their obligations to indemnify the general partners and other persons.

                                         ANTI-TAKEOVER PROVISIONS

      Changes in management can be effected only                  The Charter and Bylaws contain a number of
by removal of the general partners, which action            provisions that might have the effect of
requires a majority vote of Limited Partners.  Due          entrenching current management and delaying or
to transfer restrictions in the Partnership                 discouraging a hostile takeover of AmREIT. These
Agreements, the general partners may restrict               provisions include, among others, the following:
transfers of the Units and, in particular, affect
whether the transferees have voting rights.  Of                   (a)  the power of AmREIT's Directors  to
particular significance is that an assignee of a            issue 10,000,000 Preferred Shares, with such
Unit may not become a substitute Limited Partner,           rights and preferences as determined by AmREIT
entitling him to vote on matters that may be                Directors;
submitted to the Limited Partners for approval,
unless such substitution is consented to by the                   (b)  the power of AmREIT's Directors  to
general partners, which consent, in the general             stop transfers and/or redeem Shares under the
partners' absolute discretion, may be withheld.             following conditions: from any shareholder who
The general partners may exercise this right of             owns, directly or indirectly, 9.8% or more of
approval to deter, delay or hamper attempts by              the outstanding Shares, from any five or fewer
persons to acquire a majority interest of the               shareholders who own, directly or indirectly,
Limited Partners.                                           more than 50% of the outstanding Shares, or from
                                                            any other Shareholder if AmREIT's Directors
                                                            otherwise determine in good faith that ownership
                                                            of the outstanding Shares has or may become
                                                            concentrated to an extent that may prevent
                                                            AmREIT from qualifying as a REIT under the Code.
                                                            Any Shares transferred in violation of this
                                                            restriction become "Excess Shares," with no
                                                            voting or distribution rights. AmREIT has the
                                                            power to purchase or direct the sale of such
                                                            Excess Shares, with the sale proceeds being paid
                                                            to the former owner;

                                                                     Directors remain in office unless
                                                            removed by the shareholders or if another
                                                            nominee for Director receives the vote of a
                                                            majority of the outstanding Shares. Directors
                                                            remain on the Board regardless of whether they
                                                            receive a vote of the majority of the
                                                            outstanding Shares at AmREIT's annual meeting;
                                                            and

                                                                  (d)  the requirement that, except in
                                                            certain circumstances, certain "business
                                                            combinations" (as defined therein) between
                                                            AmREIT and a "related person" (as also defined
                                                            therein, generally a person or entity which owns
                                                            more than 50% of the outstanding shares of
                                                            AmREIT) be approved by the affirmative vote of
                                                            the holders of 80% of the outstanding Shares and
                                                            Preferred Shares, including the vote of the
                                                            holders of not less than 50% of the Shares and
                                                            Preferred Shares not owned by the related
                                                            person. The Charter is designed to prevent
                                                            a purchaser from utilizing two-tier pricing and
                                                            similar tactics in an attempted takeover of
                                                            AmREIT, and it may have the overall effect of
                                                            making it more difficult to acquire and exercise
                                                            control of AmREIT. In very general terms, the
                                                            fair price provision requires that unless a
                                                            potential purchaser were willing to purchase 80%
                                                            of the outstanding shares of AmREIT as the first
                                                            step in a business combination (or unless a
                                                            potential purchaser were assured of obtaining
                                                            the affirmative votes of at least 80% of
                                                            AmREIT's outstanding shares), the purchaser
                                                            would be required either to negotiate with
                                                            AmREIT Directors and offer terms acceptable to
                                                            them or to abandon the proposed business
                                                            combination. The Charter may provide AmREIT
                                                            Directors with enhanced ability to
                                                            block any proposed acquisition of AmREIT and to
                                                            retain their positions in the event of a
                                                            takeover bid and may require a related person to
                                                            pay a higher price for shares or structure his,
                                                            her or its transaction differently than would be
                                                            the case in the absence of the Fair Price
                                                            provision.
                                                            Although it may, under certain circumstances,
                                                            have the effect of discouraging unilateral
                                                            tender offers or other takeover proposals and
                                                            enhance the ability of AmREIT Directors to
                                                            retain their positions in the event of a
                                                            takeover bid, the business combination provision
                                                            in the Charter assures, to some degree, fair
                                                            treatment of all shareholders in the event of a
                                                            two-step takeover attempt.

      Certain provisions of the governing documents of the Partnerships and AmREIT could be used to deter attempts to obtain control of the Partnerships and AmREIT in transactions not approved by the general partners and AmREIT Directors, respectively. When and if the Shares are traded on a national securities system there will be a greater likelihood of changes in control in the case of AmREIT, notwithstanding those provisions that might be employed by the AmREIT Board to resist efforts to change control.

                                              VOTING RIGHTS

      Limited Partners by a majority vote may,                    Shareholders are entitled to elect the
without the concurrence of the general partners,            AmREIT Board at each annual meeting.  However,
amend the Partnership Agreement, dissolve the               Directors remain in office even if they do not
Partnership, remove and/or elect a general                  receive the vote of the holders of a majority of
partner, and approve or disapprove the sale of all          the outstanding Shares unless another nominee
or substantially all of the Partnership's assets.           for his seat receives such a vote.
Limited Partners may not exercise these rights in
any way to extend the term of the Partnership,                    The Charter grants Shareholders the non-
change the Partnership to a general partnership,            exclusive right, with approval of the Directors,
change the limited liability to the Limited                 to amend the Charter or without Board approval,
Partners or affect the status of the Partnership            to amend the Bylaws, dissolve AmREIT, vote to
for federal income tax purposes. Furthermore, the           remove members of the Board of Directors, and
Partnerships cannot change the allocations of               approve or disapprove the sale of substantially
income, losses and cash distributions or the                all of AmREIT's assets. In addition, certain
powers, rights and duties of the general partners           other actions may not be taken by the Directors
without the consent of the general partners.                without the approval of Shareholders, such as,
                                                            in general, any merger or consolidation  of
                                                            AmREIT with or into a corporation, limited
                                                            partnership, limited liability company or
                                                            participation in a share exchange transaction;
                                                            or any business combination,
                                                            as defined, with an interested stockholder, as
                                                            defined.  The Charter requires any such actions
                                                            to be approved by a Majority Vote of the
                                                            Shareholders.

      Shareholders have broader voting rights (i.e., the right to elect AmREIT Directors at each annual meeting) than those currently afforded to Limited Partners.

                                        LIMITED LIABILITY OF INVESTORS

      Under each of the Partnership Agreements and                Under Maryland law, shareholders will not
applicable state law, the liability of Limited              be liable for AmREIT's debts or obligations.
Partners for the Partnership's debts and                    The Shares, upon issuance, will be fully paid
obligations is generally limited to the amount of           and nonassessable.
their investment in the Partnership, together with
an interest in undistributed income, if any. The
Units are fully paid and nonassessable.

      The limitation on personal liability of Shareholders is substantially the same as that of Limited Partners in the Partnerships.

REVIEW OF INVESTOR LISTS

      Generally speaking, Limited Partners of each                A Shareholder is entitled, upon written
of the Partnerships are entitled to request copies         demand, to inspect and copy the share records of
of investor lists showing the names and addresses          AmREIT, at any time during usual business hours,
of all General and Limited Partners. The right to          for a purpose reasonably related to his interest
receive such investor lists may be conditioned             as a Shareholder.
upon the Limited Partners' payment of the cost of
duplication and a showing that the request is for
a reasonable purpose. Reasonable requests would
include requests for investor lists for the
purpose of opposing the Merger.

      The right of Shareholders to review investor lists is substantially the same as the right afforded Limited Partners.

                                      TAXATION OF TAXABLE INVESTORS

      Income or loss earned by each of the                        If AmREIT qualifies as a REIT (and AmREIT
Partnerships, is not taxed at the partnership               intends to conduct its business to so qualify),
level. Limited Partners are required to report              AmREIT generally is permitted to deduct
their allocable share of Partnership income and             distributions to its Shareholders, which
loss on their respective tax returns. Income and            effectively reduces or eliminates the "double
loss from a Partnership generally constitute                taxation" (at the corporate and Shareholder
"passive" income and loss, which can generally              levels) that typically results when a
offset "passive" income and loss from other                 corporation earns income and distributes that
investments. Due to depreciation and other noncash          income to Shareholders in the form of dividends.
items, cash distributions are not generally                 Shareholders will only recognize income on
equivalent to the income and loss allocated to              amounts actually distributed by AmREIT.
Limited Partners. During operations, such cash              Dividends received by Shareholders from AmREIT
distributions are partially sheltered but, if the           generally will constitute portfolio income;
properties retain their value or appreciate, gain           which cannot offset "passive" income and loss
upon liquidation of the asset will exceed the cash          from other investments.  Losses and credits
distributions available to Limited Partners. After          generated within AmREIT, however, do not pass
the end of each fiscal year, Limited Partners               through to the Shareholders.  Because the amount
receive annual Schedule K-1 forms showing their             of distributions required to be made by the
allocable share of Partnership income and loss for          Company for purposes of maintaining its REIT
inclusion on their federal income tax returns.              characterization is determined based on a
                                                            percentage of taxable income
                                                            (calculated with depreciation deductions,
                                                            excluding any net capital gains and prior to
                                                            payment of any dividends) the amount of
                                                            distributions required to be made by AmREIT may
                                                            be less than the distributions made by the
                                                            Partnerships. After the end of the Company's
                                                            calendar year, Shareholders should receive a
                                                            Form 1099-DIV used by corporations to report
                                                            their dividend income.

      Each of the Partnerships is a pass-through entity, whose income and loss is not taxed at the entity level but instead allocated directly to the general partners and Limited Partners. Limited Partners are taxed on income or loss allocated to them, whether or not cash distributions are made to the Limited Partners. In contrast, AmREIT intends to qualify as a REIT, allowing it to deduct dividends paid to its Shareholders. To the extent AmREIT has net income (after taking into account the dividends paid deduction), such income will be taxed at AmREIT's level at the standard corporate tax rates. Dividends paid to Shareholders will constitute portfolio income and not passive income.

                                    TAXATION OF TAX-EXEMPT INVESTORS

      Income or loss earned by each of the                        The IRS has ruled that income attributable
Partnerships is generally treated as UBTI unless            to an investment in a REIT will not constitute
the type of income generated by the Partnership             UBTI to certain tax-exempt investors as long as
would constitute qualified rental income or other           such investor does not hold its shares subject
specifically excluded types of income. For                  to acquisition indebtedness. Accordingly,
Partnership income to be characterized as rental            dividends received from AmREIT by tax-exempt
income, the Partnership could not provide services          Shareholders should not constitute UBTI if such
to tenants that are considered other than those             Shareholders did not finance the acquisition of
usually or customarily rendered in connection with          their Shares.
the rental of rooms for occupancy only. Because of          The amount of dividends paid to tax-exempt
the inherently factual nature of this issue, it is          Shareholders may be less than the distributions
uncertain whether the income received by the                made to such entities from their respective
Partnerships in connection with the leasing of its          Partnership because of the REIT requirement that
Properties constitutes rental income for these              distributions be based on a percentage of REIT
UBTI purposes. Accordingly, there is risk that the          taxable income.
Partnership's income could be treated as UBTI for
tax-exempt Limited Partners.

      A tax-exempt entity is treated as owning and carrying on the business activity conducted by a partnership in which such entity owns an interest.
Accordingly, to the extent a tax-exempt Limited
Partner owns an interest in a Partnership, the income received by such Partnership must not constitute UBTI in order for the tax-exempt
Limited Partner to avoid taxation.

                                           DISTRIBUTION POLICIES

      The Partnership Agreement of each                           None of AmREIT's governing documents
mandate
Partnership requires that net cash from operations          the payment of distributions to Shareholders.
must be distributed quarterly to partners.                  Distributions by AmREIT will be determined by
Further, each Partnership Agreement would require           AmREIT Directors and will be dependent upon a
that net proceeds obtained from the sale or                 number of factors, including the federal income
refinancing of properties be distributed to                 tax requirement that a REIT must distribute
partners, rather than being retained by the                 annually at least 95% of its

applicable Partnership for reinvestment or working          taxable income. Although AmREIT has not made
capital. See "MARKET PRICES AND DISTRIBUTIONS --            distributions to Shareholders for some time, it
Partnership Distributions" for a more detailed              intends to make regular quarterly distributions
history of the distributions paid by the                    in the future when it has sufficient cash from
Partnerships to their respective partners.                  operations. See "MARKET PRICES AND DISTRIBUTIONS
                                                            -- Distribution"
                                                            for a more detailed discussion of AmREIT's
                                                            distribution history. It is the policy of AmREIT
                                                            to retain proceeds from the sale, financing or
                                                            refinancing of properties for reinvestment in
                                                            new properties or for working capital purposes.

      Limited Partners participating in the Merger will experience substantial differences in the payment of distributions as Shareholders of AmREIT in comparison to owning Units in the Partnerships. Rather than owning equity interests in an entity whose governing instruments require the distribution of net cash from operations and the net proceeds or refinancing of properties, they will own Shares in an entity whose governing documents do not require distributions under similar circumstances, with the payment of such distribution being subject to the discretion of AmREIT's Board of Directors. Further, unlike the Partnerships, which must distribute net proceeds from the sale or refinancing of properties, AmREIT currently does not intend to distribute the net proceeds resulting from the sale or refinancing of properties, but rather to use such proceeds to acquire additional properties or for working capital purposes. See "RISK FACTORS -- Potential Changes in Distribution Levels for Limited Partners."

                COMPARATIVE COMPENSATION, FEES AND DISTRIBUTIONS

      The Partnerships pay or may be required to                  The right to compensation for services

pay the following compensation to the General               performed as an employee of AmREIT.  See "AMREIT

Partner or his Affiliates:                                  AND ITS BUSINESS -- Executive Compensation."



      Property management fees of up to 3% of                    Distributions with respect to AmREIT

      revenues per annum.                                         shares owned by the General Partner or his

      Management and administrative reimbursements               Affiliates (including shares received in

      which have historically equaled 3% to 6% of                 the Merger) on the same basis as the other

      rental revenues per annum.                                  shareholders.


      Acquisition Fees and Expenses upon the
      acquisition of properties not to exceed 6.5% of the contract price of the property.
      Leasing fees at competitive rates if and when properties are leased or released.

      Disposition fee of 3% of the disposition price of the property or, if less, one-half of the Competitive Real Estate Commission,

      the payment of which, except in the case of

      Fund XII, Fund VIII and Fund Gdyr, is
      conditioned upon Limited Partners first
      receiving a specified minimum cumulative return, which condition will not be satisfied for any Partnerships by the Merger.

      A promotional interest from 10% to 25% of the net proceeds from the sale of Partnership property, the payment of which,

      in the case of each Partnership, is

      conditioned upon the Limited Partners first

      receiving a specified minimum cumulative

      return, which condition will not be

      satisfied for any Partnership by the Merger.





      The right to receive distributions equal to

      1% of cashflow from operations and 1% of net

      proceeds from the sale or disposition of

      Partnership property, the payment of which

      with respect to net proceeds from the sale

      of property is (except in Fund III, Fund IV,

      Fund V and Fund VI), conditioned upon the

      Limited Partners first receiving a specified

      minimum cumulative return, which condition

      will not be satisfied for any Partnership by

      the Merger.


      The foregoing is intended to provide Limited Partners with a comparison of the compensation, fees and distributions currently payable by the Partnerships to the General Partner and AmREIT and the compensation payable by AmREIT to the General Partner and his Affiliates after the Merger. If the Merger is consummated, the General Partner and his Affiliates will receive distributions on Shares they receive in exchange for their General Partner interests (in the case of Fund III, Fund IV, Fund V and Fund VI) and in lieu of cash disposition compensation (in the case of Fund VII, Fund VIII and Fund IX).

      The General Partner believes that any conflicts that may have arisen between his interests and those of his Affiliates and the interests of the Limited Partners in connection with the Merger in regard to the compensation and fees the general partners, and payable to him by AmREIT after the Merger are insignificant because such compensation in connection with the management, administration and operation of the Partnerships is currently payable to AmREIT or its Affiliates. Moreover, the General Partner's interest in Partnership cashflow from operations and property dispositions, which will be lost in the Merger, is a negative factor of the Merger from the General Partner's standpoint.

                     COMPARISON OF UNITS, SHARES AND NOTES

      The following compares certain of the investment attributes and legal status rights associated with the ownership of Units, the Shares comprising the Units and Notes.

                                  LEGAL RIGHTS

================================================================================================================
            UNITS                                SHARES                                NOTES
================================================================================================================
 The Units of each Partnership        The Shares constitute equity         The Notes will be unsecured debt
 constitute equity interests          interest in AmREIT. Each             obligations of AmREIT, issued
 entitling each Limited Partner to    Shareholder will be entitled to      pursuant to the Loan Agreement.
 his pro rata share of cash           his pro rata share of the            The Notes will bear interest at a
 distributions.  Each of the          dividends made with respect to the   fixed rate of 6.0% per annum and
 Partnership Agreements specifies     Common Stock. The dividends          will mature approximately seven
 how the cash available for           payable to the Shareholders are      years after the Closing Date.
 distribution, whether arising from   not fixed in amount and are only     Prior to maturity, quarterly
 operations, sales or refinancings,   paid if, as and when declared by     installments of accrued interest
 is to be shared among the General    AmREIT's Board of Directors.         will be paid to Noteholders on
 Partner and Limited Partners.  The   AmREIT's Board of Directors          the first day of each January,
 distributions payable to the         adopted a policy of reinvesting      April, July and October,
 Limited Partners are not fixed in    available cash flow and does not     continuing until the entire
 amount and depend upon the           intend to pay dividends with         interest and principal of each
 operating results and net sale or    respect to the Shares.               Note is paid in full.  The unpaid
 refinancing proceeds available                                            principal balance and all accrued
 from the disposition of the                                               but unpaid interest shall be paid
 Partnership's assets.                                                     to Noteholders upon the date of
                                                                           maturity of the Notes.  AmREIT
                                                                           reserves the right to redeem the
                                                                           Notes at any time, in whole or in
                                                                           part, without a premium.  A
                                                                           failure to make principal and
                                                                           (subject to a 30-day grace
                                                                           period) interest payments when
                                                                           due constitutes an event of
                                                                           default under the Notes, allowing
                                                                           the Noteholders of more than 50%
                                                                           in principal amount of the Notes
                                                                           then outstanding to declare the
                                                                           outstanding principal amount of
                                                                           the Notes, plus accrued but
                                                                           unpaid interest, to be
                                                                           immediately due and payable.
----------------------------------------------------------------------------------------------------------------

      Both the Units and Shares represent equity interests entitling the holders thereof to participate in the earnings of the Partnerships and AmREIT, respectively. Distributions and dividends payable with respect to the Units and Shares depend upon the performance of the Partnerships and AmREIT, respectively. In contrast, the Notes constitute unsecured debt obligations providing for variable payments of interest and a lump sum payment at maturity.

                        ISSUANCE OF ADDITIONAL SECURITIES

================================================================================================================
            UNITS                                SHARES                                NOTES
================================================================================================================
 Since the Partnerships are not       The Board of Directors may, in       Since the Notes are debt
 authorized to issue additional       its discretion, issue additional     obligations of AmREIT, their
 equity securities, there can be no   shares of Common Stock or            payment has priority over
 dilution of the distributive share   Preferred Stock with such powers,    dividends or distributions
 of the Limited Partners of cash      preferences and rights as the        payable to the Shareholders or
 available for distribution.          Board of Directors may at the        holders of Preferred Stock.  As
                                      time designate.  The issuance of     unsecured obligations of AmREIT,
                                      additional shares of Common Stock    the Notes have no priority over
                                      or Preferred Stock, beyond the       other unsubordinated and
                                      Shares to be issued in the           unsecured AmREIT debt as to the
                                      Merger, may result in the            net liquidation proceeds of any
                                      dilution of the interests of the     of AmREIT's assets.  There are no
                                      Shareholders.  In addition,          restrictions upon AmREIT's
                                      Shares of Preferred Stock could      authority to grant mortgages,
                                      be issued with powers,               liens or other security interests
                                      preferences and rights adversely     in AmREIT's real and personal
                                      affecting the holders of Common      property contained in the Notes;
                                      Stock.                               and such security interests, if
                                                                           granted, would permit the holders
                                                                           thereof to have a priority claim
                                                                           against such collateral in the
                                                                           event the secured obligations
                                                                           were in default, or upon the
                                                                           bankruptcy or insolvency of
                                                                           AmREIT.
----------------------------------------------------------------------------------------------------------------

      The Units are not subject to dilution, since the Partnerships are not authorized to issue additional equity securities. AmREIT may issue additional shares of Common Stock and shares of Preferred Stock with priorities or preferences with respect to dividends and liquidation proceeds. Payment of the Notes will have priority over distributions to the Shares of any class of equity securities that might be issued by AmREIT. Since the Notes are, however, unsecured obligations, any senior secured obligations issued by AmREIT would have prior claims against the collateral given for security in the event AmREIT defaults in the payments of those secured obligations, or upon the bankruptcy or insolvency of AmREIT.

                                    LIQUIDITY

================================================================================================================
            UNITS                                SHARES                                NOTES
================================================================================================================
 The transfer of the Units is         The Shares will be freely            The Notes will be freely
 subject to a number of               transferable.  AmREIT does not       transferable.  AmREIT will not
 restrictions imposed by the          intend to apply to list the Shares   seek to list the Notes on a
 Partnership Agreements, which are    immediately upon consummation of     national securities exchange.
 designed primarily to preserve the   the Merger.  There is no assurance   There will not be a regular
 tax status of the Partnership as a   as to when and if AmREIT will list   secondary market for the Notes.
 "partnership" under the Code.  No    the Common Shares on any other       See "THE MERGER - Background on
 transferee of a Unit has the right   national exchange or be able to      The Merger."
 to become a substitute Limited       establish a secondary market for
 Partner (entitling such person to    the Common Shares.  Moreover, the
 vote on matters submitted to a       breadth and strength of this
 vote of the Limited Partners)        market will depend upon, among
 unless, among other things, such     other things, the number of Shares
 substitution is approved by the      outstanding, AmREIT's financial
 General Partner.  In view of the     results and prospects, the general
 foregoing, no secondary market for   investment interest in companies
 the Units is available.  See "THE    like AmREIT and the relative
 MERGER - Background on The           attractiveness of AmREIT's yields
 Merger."                             compared to those of alternative
                                      investments.  See "THE MERGER -
                                      Background on The Merger."
----------------------------------------------------------------------------------------------------------------

      One of the primary objectives of the Merger is to provide increased liquidity to the Limited Partners. The Shares, while freely transferable, will not initially be listed on a national securities exchange. The breadth of this market cannot yet be determined. There will be no market for the Notes. There is no secondary market for the Units.

                          TAXATION OF TAXABLE INVESTORS

================================================================================================================
            UNITS                                SHARES                                NOTES
================================================================================================================
 Income or loss earned by each        As a corporation, AmREIT is not      Interest payments made on the
 Partnership is not taxed at the      permitted to deduct distributions    Notes will constitute portfolio
 Partnership level.  Limited          (dividends) to its Shareholders,     income, which cannot offset
 Partners must report their           which effectively equals "double     passive loss from other
 allocable share of Partnership       taxation" (at the corporate and      investments.  After the end of
 income and loss on their             shareholder levels) of income it     each fiscal year, Noteholders
 respective tax returns.              earns and distributes to its         will receive from AmREIT IRS Form
 Partnership income and loss          Shareholders in the form of          1099-INT to show the Noteholders
 generally constitute "passive"       dividends.  Shareholders would       interest payments during the
 income and loss, which can           recognize income on any amount       prior calendar year.  See
 generally offset passive income      actually distributed by AmREIT.      "MATERIAL FEDERAL INCOME TAX
 and loss from other investments.     Any dividends received by            ASPECTS."
 For a definition of "passive"        Shareholders from AmREIT generally
 income and loss, see "Material       will constitute portfolio income,
 Federal Income Tax Aspects."  Due    which cannot offset passive income
 to depreciation and other noncash    and loss from other investments.
 items, cash distributions are not    Losses and credits generated
 generally equivalent to the income   within AmREIT do not pass through
 and loss allocated to Limited        the Shareholders.  After the end
 Partners.  During operations, such   of AmREIT's calendar year,
 cash distributions to Limited        Shareholders will receive IRS Form
 Partners may be partially            1099-DIV used by corporations to
 sheltered from taxes, but tax on     report any dividend income.  See
 future gain resulting from the       "MATERIAL FEDERAL INCOME TAX
 disposition of property will         ASPECTS."
 offset any taxes previously
 sheltered.  After the end of each
 fiscal year, Limited Partners
 receive annual Schedule K-1 forms
 showing their allocable share of
 Partnership income and loss for
 inclusion on their federal income
 tax returns.
----------------------------------------------------------------------------------------------------------------

                      TAXATION OF DISTRIBUTIONS/DIVIDENDS

      Each of the Partnerships is a pass-through entity, whose income and loss are not taxed at the entity level but instead are allocated directly to the Partners. Limited Partners are taxed on income or loss allocated to them, whether or not cash distributions are made to the Limited Partners. In contrast, AmREIT, as a corporation, is not allowed to deduct dividends paid to its Shareholders. To the extent AmREIT has net income, such income will be taxed at the standard corporate tax rates. Any dividends paid to Shareholders would constitute portfolio income and not passive income. Noteholders will recognize portfolio income on the interest payments received on the Notes.

                        TAXATION OF TAX-EXEMPT INVESTORS

================================================================================================================
            UNITS                                SHARES                                NOTES
================================================================================================================
 Income or loss earned by each of     Dividends received from AmREIT by    Interest income received by
 the Partnerships is generally        Tax-Exempt Shareholders should not   certain tax-exempt investors
 treated as UBTI.                     constitute UBTI if such              receiving Notes in the Merger
                                      Shareholders are not dealers and     will not be characterized as UBTI
                                      did not debt-finance the             so long as the tax-exempt
                                      acquisition of their Shares.  See    investor does not hold its Notes
                                      "MATERIAL FEDERAL INCOME TAX         as a dealer under Code Section
                                      ASPECTS."                            512(b)(5)(B) or subject to
                                                                           acquisition indebtedness.  See
                                                                           "MATERIAL FEDERAL INCOME TAX
                                                                           ASPECTS."
----------------------------------------------------------------------------------------------------------------

      A tax-exempt entity is treated as owning and carrying on the business activity conducted by a partnership in which such entity owns an interest. Accordingly, to the extent a Tax-Exempt Limited Partner owns an interest in a Partnership, the income received by such Partnership would constitute UBTI and would generally be taxable to the Tax- Exempt Limited Partner. Income attributable to the Shares is not UBTI, subject to the conditions discussed above. Similarly, interest income and principal payments treated as taxable income received under the Notes are not UBTI, subject to the conditions discussed above.

                               CONSENT PROCEDURES

AMREIT CONSENT PROCEDURES

      TABULATION OF AMREIT CONSENTS. Shareholders of record, as of the close of business on the Record Date, are entitled to submit their vote on the Merger by timely submitting their AmREIT Consent. AmREIT Consents submitted by the Shareholders will be received, tabulated and certified as to time of delivery and vote by the Transfer Agent, The Bank of New York.

      AMREIT CONSENT SOLICITATION PERIODS. This Prospectus, together with the Letter of Instructions, AmREIT Consent and any other solicitation materials which may be distributed to Shareholders by AmREIT, constitute the Solicitation Materials distributed to the Shareholders to obtain their votes (consents) for AmREIT's participation in the Merger. The AmREIT Solicitation Period is the time frame during which the Shareholders may vote for or against the Merger.

      The AmREIT Solicitation Period will commence upon mailing of the Solicitation Materials (of which the Prospectus is a part) to the Shareholders (which mailing is expected to be on or about _____________, 1998) and will continue, unless sooner terminated, to the later of (a) ______________, 1998 or
(b) such later date as may be selected by AmREIT (the "AmREIT Solicitation Period Expiration Date"). At its discretion, AmREIT may elect to extend the AmREIT Solicitation Period from time to time. Any Consents delivered to the Transfer Agent prior to 5:00 p.m. New York Standard Time, on the AmREIT Solicitation Period Expiration Date will be effective, provided that such AmREIT Consents have been properly completed, signed and delivered.

      Before the AmREIT Solicitation Expiration Date, the Transfer Agent will give notice to AmREIT at such time, if any, it receives Consents voting in favor of the Merger from shareholders holding a majority of the Shares eligible to vote on the Merger. Thereafter, subject to prior revocation or disqualification, AmREIT may, in its sole discretion, terminate the AmREIT Solicitation Period.

      AmREIT has not scheduled a special meeting of the Shareholders to discuss the Solicitation Materials or the terms of the Merger. Management intends to actively solicit the support of the Shareholders for the Merger and may, subject to applicable federal and state securities laws, hold informal meetings with individual or groups of Shareholders, answer questions about the Merger and the Solicitation Materials, and explain the reasons of management and the Independent Directors for recommending the approval of the Merger.

      REQUIRED PARTNER VOTE. AmREIT will not participate in the Merger unless its participation is approved by the Shareholders holding a majority of AmREIT's outstanding Shares eligible to vote on the Merger. See "THE MERGER" for discussion of other conditions precedent to AmREIT's proceeding with the Merger.

      Upon expiration of the AmREIT Solicitation Period, AmREIT will promptly:

             (a) Determine from the Transfer Agent if the required vote of the Shareholders has approved participation in the Merger;

             (b) Determine whether the conditions to the consummation of the Merger or, to the extent allowed and deemed appropriate, said conditions waived by AmREIT;

                 Subject to satisfaction of (a) and (b) above, proceed with consummation of the Merger as soon as reasonably practicable following the completion of the AmREIT Solicitation Period.

      SHAREHOLDER VOTING PROCEDURES. The AmREIT Consent constitutes the ballot to be used by a Shareholder in casting his or her votes for or against the Merger. By marking this ballot, the Shareholder may either vote "yes," "no" or "abstain" as to participation in the Merger. A "yes" vote will constitute a vote in favor of the Merger with respect to any one or more of the Partnerships. Any Shareholder who completes his or her ballot in an unintelligible manner will be deemed to have abstained from voting. Any Shareholder who submits a signed but unmarked ballot will be deemed to have voted "yes" for the Merger.
      The Transfer Agent will tabulate and certify the timely receipt and vote of the AmREIT Consents. Determinations by the Transfer Agent as to time of receipt and vote of the AmREIT Consents will be determinative and final. Other than questions as to timely receipt and vote, all questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of the AmREIT Consents will be determined by AmREIT, whose determination will be final and binding. The Transfer Agent reserves the absolute right to reject any or all AmREIT Consents that are not in proper form or the acceptance of which, in its opinion, would be improper. AmREIT reserves the right to waive any irregularities or conditions of the AmREIT Consent as to the particular Shares. Unless waived, any irregularities in connection with the AmREIT Consents must be cured within such time as the Transfer Agent shall determine. The Transfer Agent is under no duty to give notification of defects in such AmREIT Consents, and shall not incur liabilities for failure to give such notification. The delivery of the AmREIT Consents will not be deemed to have been made until such irregularities have been cured or waived.

      For his or her AmREIT Consent to be effective, it must be delivered to the Transfer Agent prior to the expiration of the Solicitation Period at the following address: The Bank of New York, 101 Barclay Street, New York, N.Y. 10286: Attention AmREIT Consents.

      A self-addressed, stamped envelope for return of the AmREIT Consent has been included with the Solicitation Materials. Completed AmREIT Consents should be delivered only to the AmREIT Tabulation Agent. The AmREIT Consents will be effective upon actual receipt by the AmREIT Tabulation Agent. The method of delivery of the AmREIT Consent is at the election and risk of the Shareholder, but if such delivery is by mail it is suggested that the mailing be made sufficiently in advance of _____________, 1998, to permit delivery to the AmREIT Tabulation Agent on or before _____________, 1998, the last day of the Solicitation Period (unless extended).

      EACH SHAREHOLDER IS STRONGLY URGED TO COMPLETE AND EXECUTE THE AMREIT CONSENT IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED THEREIN.

      If a Shareholder has any questions regarding the completion of his or her AmREIT Consent, he or she should call Timothy W. Kelley, Vice President, toll-free at (800) 888-4400, ext. 26, or by FAX to _______________.

WITHDRAWAL RIGHTS; CHANGE OF VOTE

      AmREIT Consents may be withdrawn at any time prior to the end of the AmREIT Solicitation Period. For a withdrawal to be effective, a written or facsimile transmission notice of withdrawal must be timely received by the Transfer Agent at its address, set forth above, and must specify the name of the person having executed the AmREIT Consent to be withdrawn, the name of the registered holder, if different from that of the person who executed the AmREIT Consent, and AmREIT to which such withdrawal relates.

      A Shareholder may submit a second AmREIT Consent after withdrawal of his or her first AmREIT Consent as aforesaid, provided the second AmREIT Consent is submitted prior to the end of the AmREIT Solicitation Period. Additional AmREIT Consents may be obtained upon oral or written request, without charge, from AmREIT. Subsequent to submission of his or her AmREIT Consent, but prior to the end of the AmREIT Solicitation Period, a Shareholder may change his or her vote in favor of or against, or to abstain with respect to the Merger. To change any information on a completed AmREIT Consent, a Shareholder must withdraw the AmREIT Consent as aforesaid and submit a second AmREIT Consent in accordance with the instructions set forth above prior to the end of the Solicitation Period.

      RECOMMENDATION. For the reasons described herein, the Independent Directors approved the Merger Agreement and the issuance of Shares and Notes thereunder. For this purpose, THE INDEPENDENT DIRECTORS BELIEVE THE TERMS OF THE MERGER AGREEMENT ARE FAIR FROM A FINANCIAL POINT OF VIEW TO THE SHAREHOLDERS OF AMREIT AND IN THE BEST INTEREST OF AMREIT AND ITS SHAREHOLDERS AND UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF AMREIT VOTE FOR APPROVAL OF THE MERGER AGREEMENT AND THE ISSUANCE OF SHARES AND NOTES PURSUANT THERETO. In making its recommendation, the Independent Directors considered, among other things, the opinion of Bishop-Crown that the consideration to be paid by AmREIT pursuant to the Merger is fair to AmREIT from a financial point of view. See "THE MERGER -- Background of and Reasons for the Merger" and "-- Fairness Opinions."

PARTNERSHIP CONSENT PROCEDURES

      TABULATION OF PARTNERSHIP CONSENTS. Limited Partners of record, as of the close of business on the Record Date, are entitled to submit their vote on the Merger and the Partnership Amendment by timely submitting their Partnership Consent. Partnership Consents submitted by the Limited Partners will be received, tabulated and certified as to time of delivery and vote by C.H.G. Properties, Inc., the Partnership Tabulation Agent. The Partnership Tabulation Agent is independent of and unaffiliated with the Partnerships and Partnership. C.H.G. Properties, Inc. is an affiliate of Bishop-Crown.

      PARTNERSHIP CONSENT SOLICITATION PERIODS. This Prospectus, together with the Letter of Instructions, the Partnership Consent and any other solicitation materials which may be distributed to Limited Partners by the General Partner, constitute the Solicitation Materials distributed to the Limited Partners to obtain their votes (consents) for their Partnership's participation in the Merger, in which the Limited Partners may elect to receive Shares and/or Notes with respect to their investments. The Solicitation Period is the time frame during which the Limited Partners may vote for or against the Merger and, as applicable, elect to receive Shares or Notes should their Partnership participate in the Merger.

      The Partnership Solicitation Period will commence upon mailing of the Solicitation Materials (of which the Prospectus is a part) to the Limited Partners (which mailing is expected to be on or about _____________, 1998) and will continue, unless sooner terminated, to the later of (a) ______________, 1998 or (b) such later date as may be selected by the General Partner (the "Partnership Solicitation Period Expiration Date"). At his discretion, the General Partner may elect to extend the Partnership Solicitation Period from time to time. Any Consents delivered to the Partnership Tabulation Agent prior to 5:00 p.m., ___________ Standard Time, on the last date of the Partnership Solicitation Period will be effective, provided that such Partnership Consents have been properly completed, signed and delivered.

      Before the Partnership Solicitation Expiration Date, the Tabulation Agent will give notice to the General Partner at such time, if any, it receives Consents voting in favor of the Merger from shareholders holding a majority of the Units eligible to vote on the Merger. Thereafter, subject to prior revocation or disqualification, the General Partner may, in its sole discretion, provided that he has been advised by Partnership that its Shareholders have consented to the Merger as of such date, terminate the Partnership Solicitation Period.

      None of the Partnerships has scheduled a special meeting of the Limited Partners to discuss the Solicitation Materials or the terms of the Merger. The General Partner intends to actively solicit the support of the Limited Partners for the Merger and may, subject to applicable federal and state securities laws, hold informal meetings with individual or groups of Limited Partners, answer questions about the Merger and the Solicitation Materials, and explain the General Partner's reasons for recommending the approval of the Merger.

      REQUIRED PARTNER VOTE. No Partnership will participate in the Merger unless its participation is approved by a Majority Vote of its Limited Partners. See "THE MERGER" for discussion of other conditions precedent to the Partnership's proceeding with the Merger.

      Upon expiration of the Partnership Solicitation Period, the General Partner will promptly:

                          (d)   Determine from the Tabulation Agent which
Partnerships have, by a Majority Vote of the Limited Partners, approved participation in the Merger and the concurrent amendment of their Partnership Agreement (see "The Merger" for a discussion of the proposed amendments to the Partnership Agreements);

                          (e)   Determine whether the conditions to the
consummation of the Merger or, to the extent allowed and deemed appropriate, said conditions waived by the General Partner on behalf of the Partnerships;

                          (f)   Subject to satisfaction of (a) and (b) above,
proceed with consummation of the Merger as soon as reasonably practicable following the completion of the Partnership Solicitation Period.

      LIMITED PARTNER VOTING PROCEDURES. The Partnership Consent constitutes the ballot to be used by a Limited Partner in casting his or her votes for or against the Merger. By marking this ballot, the Limited Partner may either vote "yes," "no" or "abstain" as to his or her Partnership's participation in the Merger, and may elect to receive Shares or Notes with respect to his or her Units. A "yes" vote will also constitute a vote in favor of any related Amendment to his or her particular Partnership Agreement. If a Limited Partner owns Units in more than one Partnership, he or she can vote his or her Units in one Partnership differently from his or her Units in another Partnership. Any Limited Partner who completes his or her ballot in an unintelligible manner will be deemed to have abstained from voting; and, if in such event, the election for Notes is not clearly made on such Partnership Consent it will be deemed not to have been made and he or she will receive Shares if his or her Partnership participates in the Merger. Any Limited Partner who submits a signed but unmarked ballot will be deemed to have voted "yes" for the Merger and the Amendments; and if, in such event, the election for Notes is not clearly made on such Partnership Consent, it will be deemed not to have been made, and he or she will receive Shares if his or her Partnership participates in the Merger.

      Any Limited Partner who submits a Partnership Consent marked "No" to the Merger will receive Notes should his or her Partnership participate in the Merger unless he or she has marked his or her Partnership Consent to elect to receive Shares. Such Limited Partner will be deemed a Dissenting Partner. Dissenting Partners have no right to receive cash in exchange for their Units, but may elect to receive Shares rather than Notes. Limited Partners who submit Partnership Consents, but mark that they "abstain" from voting as to the Merger will, if their Partnership chooses to participate in the Merger, receive Notes unless they elect to receive Shares. Any Limited Partner who does not submit a Partnership Consent will be deemed to have abstained from voting.

      Federal income tax law requires that a Participating Limited Partner must provide Partnership with his or her correct taxpayer identification number, in the case of a Limited Partner who is an individual, his or her social security number, or otherwise establish a basis for exemption from backup withholding. Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. The General Partner currently has the correct taxpayer identification numbers of each Participating Limited Partner and will deliver these to Partnership upon the consummation of the Merger. However, Partnership may request a Participating Limited Partner to provide and/or confirm his or her taxpayer identification number. If Partnership is not provided with the correct taxpayer identification number, or an adequate basis for exemption, upon such request, the Participating Limited Partner may be subject to a $50 penalty imposed by the IRS and interest and dividends paid may be subjected to backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained.

      The Tabulation Agent will tabulate and certify the timely receipt and vote of the Partnership Consents. Determinations by the Partnership Tabulation Agent as to time of receipt and vote of the Partnership Consents will be determinative and final. Other than questions as to timely receipt and vote, all questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of the Partnership Consents will be determined by the General Partner, whose determination will be final and binding. The Partnership Tabulation Agent reserves the absolute right to reject any or all Partnership Consents that are not in proper form or the acceptance of which, in its opinion, would be improper. The General partner reserves the right to waive any irregularities or conditions of the Partnership Consent as to the particular Units. Unless waived, any irregularities in connection with the Partnership Consents must be cured within such time as the Partnership Tabulation Agent shall determine. The Partnership Tabulation Agent is under no duty to give notification of defects in such Partnership Consents, and shall not incur liabilities for failure to give such notification. The delivery of the Partnership Consents will not be deemed to have been made until such irregularities have been cured or waived.

      For his or her Partnership Consent to be effective, it must be delivered to the Partnership Tabulation Agent prior to the expiration of the Solicitation Period at the following address: 11545 W. Bernardo Court, Suite 100, San Diego, California 92127.

      A self-addressed, stamped envelope for return of the Partnership Consent has been included with the Solicitation Materials. Completed Partnership Consents should be delivered only to the Partnership Tabulation Agent. The Partnership Consents will be effective upon actual receipt by the Partnership Tabulation Agent. The method of delivery of the Partnership Consent is at the election and risk of the Limited Partner, but if such delivery is by mail it is suggested that the mailing be made sufficiently in advance of _____________, 1998, to permit delivery to the Partnership Tabulation Agent on or before _____________, 1998, the last day of the Solicitation Period (unless extended).

      EACH LIMITED PARTNER IS STRONGLY URGED TO COMPLETE AND EXECUTE THE PARTNERSHIP CONSENT IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED THEREIN.

      If a Limited Partner has any questions regarding the completion of his or her Partnership Consent or the options available to him or her, he or she should call the General Partner toll-free at (800) 888-4400, ext. 14, or by FAX to _______________.

WITHDRAWAL RIGHTS; CHANGE OF VOTE

      Partnership Consents may be withdrawn at any time prior to the end of the Partnership Solicitation Period. For a withdrawal to be effective, a written or facsimile transmission notice of withdrawal must be timely received by the Partnership Tabulation Agent at its address, set forth above, and must specify the name of the person having executed the Partnership Consent to be withdrawn, the name of the registered holder, if different from that of the person who executed the Partnership Consent, and the Partnership to which such withdrawal relates.

      A Limited Partner may submit a second Partnership Consent after withdrawal of his or her first Partnership Consent as aforesaid, provided the second Partnership Consent is submitted prior to the end of the Partnership Solicitation Period. Additional Partnership Consents may be obtained upon oral or written request, without charge, from the General Partner. Subsequent to submission of his or her Partnership Consent, but prior to the end of the Partnership Solicitation Period with respect to his or her Partnership, a Limited Partner may change his or her vote in favor of or against, or to abstain with respect to, the Merger, or change his or her election to receive Notes or Shares. To change any information on a completed Partnership Consent, a Limited Partner must withdraw the Partnership Consent as aforesaid and submit a second Partnership Consent in accordance with the instructions set forth above prior to the end of the Solicitation Period.

      RECOMMENDATION. For the reasons described herein, the General Partner approved the Merger Agreement for each Partnership. THE GENERAL PARTNER BELIEVES THAT THE TERMS OF THE MERGER AGREEMENT, INCLUDING THE CONSIDERATION TO BE RECEIVED BY THE LIMITED PARTNERS IN THE MERGER, ARE FAIR TO AND IN THE BEST INTERESTS OF THE RESPECTIVE LIMITED PARTNERS AND RECOMMENDS THAT THE LIMITED PARTNERS VOTE FOR APPROVAL OF THE MERGER AGREEMENT AND THE PARTNERSHIP AMENDMENT. In making his recommendation, the General Partner considered, among other things, the Houlihan Fairness Opinion that the consideration to be received by the Limited Partners in connection with the Merger is fair to the Limited Partners from a financial point of view. See "THE FAIRNESS OPINIONS
-- The Houlihan Fairness Opinions."

                                 LEGAL OPINIONS

      The legality of the Shares to be issued in the Merger will be passed on for AmREIT by Rushall & McGeever, APC, Carlsbad, California, counsel to AmREIT and to each Partnership, which will deliver opinions to AmREIT and each Partnership respectively, concerning federal income tax consequences of the Merger.

                             SHAREHOLDER PROPOSALS

      A proper proposal submitted by a shareholder for presentation at AmREIT's annual meeting relating to fiscal year 1999 and received at AmREIT's principal executive office no later than December ___, 1998 will be included in the Consent Solicitation Statement and Consent related to such annual meeting.

                                 OTHER MATTERS

      The Management of AmREIT does not intend to bring any matter before the Special Shareholders Meeting other than as specifically set forth in the Notice of Special Meeting of Shareholders, nor does it know of any matter to be brought before the Special Shareholders Meeting by others. If, however, any other matters properly come before the Special Shareholders Meeting, it is the intention of the Consent holders to vote such Consent in accordance with their best judgment.

      The General Partner does not intend to bring any matter before the Special Partnership Meeting other than as specifically set forth in each Notice of Special Meeting of Partners, nor does it know of any matter to be brought before the Special Partnership Meeting by others. If, however, any other matters properly come before the Special Partnership Meeting, it is the intention of the Consent holders to vote such Consents in accordance with their best judgment.

                                    GLOSSARY

      "ACQUISITION PROPOSAL" shall have the meaning set forth in the Merger Agreement.

      "ACMS" means asbestos-containing materials.

      "ADA" means Americans with Disabilities Act of 1990.

      "ADJUSTED CAPITAL" means as of the date determined, the aggregate Original Investment (Original Capital as defined under the Agreement of Limited Partnership of the Partnership) of the Limited Partners of a Partnership, less cumulative distributions constituting a return of capital and less cumulative distributions funded from net proceeds from the sale or refinancing of the Partnerships' properties, determined pursuant to the Agreement of Limited Partnership of the Partnership.

      "ADVISER" means AmREIT's former external Adviser, American Asset Advisers Realty Corporation, a Texas Corporation ("AAARC").

      "ADVISER ACQUISITION" means the acquisition by AmREIT of its former external adviser, American Asset Advisers Realty Corporation, which was completed effective June 5, 1998.

      "ADVISER ACQUISITION AGREEMENT" means the agreement dated June 5, 1998 by and between the Adviser, AmREIT, AmREIT Operating Corporation and Mr. H. Kerr Taylor.

      "AFFILIATE" means with respect to a specified person, a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.

      "AmREIT" means American Asset Advisers Trust, Inc.

      "AmREIT EXPENSES" means all documented out-of-pocket costs and expenses (except the Partnerships' Proportionate Share) incurred by AmREIT in connection with the Merger Agreement and the transactions contemplated thereby.

      "AmREIT OPERATING CORPORATION" means AmREIT Operating Corporation, a Texas corporation, and the wholly owned subsidiary of AmREIT.

      "APPLICABLE COURT" means the court in which a petition demanding a determination of the fair value of the Dissenting Units may be filed.

      "ARTICLES OF INCORPORATION" means AmREIT's Articles of Incorporation, as Amended.

      "BISHOP-CROWN" means Bishop-Crown Investment Research, Inc.

      "BISHOP-CROWN FAIRNESS OPINION" means the fairness opinion of Bishop-Crown delivered to the Independent Directors of AmREIT on _______________, 1998.

      "BOARD CHANGE" means the date that a majority of the Board is comprised of persons other than persons (i) whose election or appointment shall not have been solicited by the General Partner or (ii) who are serving as directors appointed by the Board to fill vacancies caused by death or resignation (but not removal) or to fill newly created directorships.

 "BOARD OF DIRECTORS" or the "BOARD" means collectively the Board of Directors of AmREIT.

      "BUSINESS COMBINATION" means (A) any merger or consolidation, if and to the extent permitted by law, of AmREIT or a subsidiary, with or into a Related Person, (B) any sale, lease, exchange, mortgage, pledge, transfer or other disposition, of all or any Substantial Part (as hereinafter defined) of the assets of AmREIT and its subsidiaries (taken as a whole) (including, without limitation, any voting securities of a subsidiary) to or with a Related Person,
(C) the issuance or transfer by AmREIT or a subsidiary (other than by way of a pro rata distribution to all shareholders) of any securities of AmREIT or a subsidiary of AmREIT to a Related Person, (D) any reclassification of securities (including any reverse Share split) or recapitalization by AmREIT, the effect of which would be to increase the voting power (whether or not currently exercisable) of the Related Person, (E) the adoption of any plan or proposal for the liquidation or dissolution of AmREIT proposed by or on behalf of a Related Person which involves any transfer of assets, or any other transaction, in which the Related Person has any direct or indirect interest (except proportionately as a shareholder), (F) any series or combination of transactions having, directly or indirectly, the same or substantially the same effect as any of the foregoing, and (G) any agreement, contract or other arrangement providing, directly or indirectly, for any of the foregoing.

      "BYLAWS" means AmREIT's Amended and Restated Bylaws.

      "CHANGE IN CONTROL" means (i) the sale or transfer of substantially all of the assets of AmREIT or the Partnership, as the case may be, whether in one transaction or a series of transactions, except a sale to a successor Person in which the stockholders or Partners, as the case may be, immediately prior to the transaction hold, directly or indirectly, at least 50% of the Total Voting Power of the successor Person immediately after the transaction, (ii) any merger or consolidation between AmREIT or the partnership, as the case may be, and another Person immediately after which the stockholders hold, directly or indirectly, less than 50% of the Total Voting Power of the surviving Person,
(iii) the dissolution or liquidation of AmREIT or the Partnership, as the case may be, (iv) the acquisition by any Person acting in concert (and excluding Persons or a group of Persons affiliated with the General Partner) or group of Persons of direct or indirect beneficial ownership of securities representing at least 50% of the Total Voting Power of AmREIT or the Partnership, as the case may be, or (v) the date the Board changes.

      "CHANGE IN MANAGEMENT" means the date that a majority of the Board of Directors of AmREIT or one or more of the general partners of the Partnership, as the case may be, shall be persons other than persons (i) whose election proxies or Consents shall have been solicited by the General Partner, or (ii) who are serving as directors of AmREIT appointed by the Board of Directors to fill vacancies caused by death or resignation (but not by removal) or to fill newly created directorships.

      "CHARTER" means AmREIT's Articles of Incorporation, as amended.

      "CODE" means the Internal Revenue Code of 1986, as amended.

      "COMMON SHARES" means shares of the REIT's common stock, $0.01 par value.

      "CORPORATE SUBSIDIARIES" means AmREIT's wholly-owned corporate subsidiaries.

      "DISSENTERS' RIGHTS" means the right voluntarily granted by AmREIT to the Limited Partners, respectively, to dissent with respect to the Merger and, subject to certain conditions, receive payment in cash, in the case of AmREIT shareholders, and Notes in the case of the Limited Partners, equal to the "fair value" of his or her Dissenting Shares or Units.

      "DISSENTING SHARES" means the Units held by Shareholders that exercise Dissenters' Rights.

      "DISSENTING UNITS" means the Units held by Limited Partners that exercise Dissenters' Rights.

      "EBITDA" means earnings before interest, taxes, depreciation and amortization.

      "EFFECTIVE TIME" means the effective time of the Merger.

      "EXCHANGE PRICE" means $9.34 per Share.

      "EXCHANGE RATIO" means the number of Shares offered per each Limited Partner Unit owned in the respective Partnerships.

      "EXEMPT ORGANIZATIONS" means the tax exempt entities, including qualified employee pension and profit sharing trusts and individual retirement accounts.

      "EXPENSES" means collectively AmREIT Expenses and the Partnership
Expenses.

      "FAD" means funds available for distribution.

      "FFO" means funds from operations.

      "FIRPTA" means the Foreign Investment in Real Property Tax Act of 1980, as amended.

      "FUND III" means Taylor Income Investors III, Ltd., a Texas Limited Partnership.

      "FUND III" means Taylor Income Investors III, Ltd., a Texas Limited Partnership.

      "FUND IV" means Taylor Income Investors IV, Ltd., a Texas Limited Partnership.

      "FUND V" means Taylor Income Investors V, Ltd., a Texas Limited
Partnership.

      "FUND VI" means Taylor Income Investors VI, Ltd., a Texas Limited Partnership.

      "FUND VII" means AAA Net Realty Fund VII, Ltd., a Texas Limited
Partnership.

      "FUND VIII" means AAA Net Realty Fund VIII, Ltd., a Texas Limited Partnership.

      "FUND GDYR" means AAA Net Realty Fund - Goodyear, Ltd., a Texas Limited Partnership.

      "FUND IX" means AAA Net Realty Fund IX, Ltd., a Nebraska Limited Partnership.

      "FUND X" means AAA Net Realty Fund X, Ltd., a Nebraska Limited
Partnership.

      "FUND XI" means AAA Net Realty Fund XI, Ltd., a Texas Limited
Partnership.

      "GENERAL PARTNER" means Mr. H. Kerr Taylor.

      "HOULIHAN" means Houlihan Lokey Howard & Zukin Financial Advisors, Inc.

      "HOULIHAN FAIRNESS OPINIONS" means the fairness opinions of Houlihan delivered to the General Partner on behalf of the Partnerships on ___________, 1998.

      "INDEPENDENT DIRECTORS" means all of the Directors of AmREIT who are not Affiliates of the General Partner. As of the date of this Prospectus, AmREIT's two Independent Directors are Robert S. Cartwright, Jr. and George A. McCanse, Jr.

      "KNOWLEDGE" means the knowledge of the General Partner or the collective knowledge of the Officers of AmREIT, or a corporate general partner of the Partnership after reasonable investigation. For the purposes of this Prospectus the knowledge of one Officer shall be attributed to the other Officer.

      "LIQUIDATED DAMAGES AMOUNT" means $500,000.

      "LIMITED PARTNERS" means, collectively, the holders of Units in the Partnerships.

      "L.P. VALUE" means the estimated value of the aggregate Limited Partners' interest in each Partnership.

      "MATERIAL ADVERSE EFFECT" means a material adverse effect on the business, properties, operations, condition or future prospects (financial or otherwise) of AmREIT or the Partnership, as the case may be.

      "MERGER" means the merging of the Partnerships with and into AmREIT.

      "MERGER AGREEMENT" means, collectively, the Agreements and Plans of Merger dated as of ___________, 1998 by and between AmREIT and each of the Partnerships.

      "MERGER CONSIDERATION" means the Shares and/or Notes to be received by Limited Partners in connection with the Merger.

      "MERGER EXPENSES" means the aggregate costs and expenses of the Merger, including but not limited to, legal and accounting fees in connection with the preparation of this Prospectus and the preparation of the Merger documentation, printing costs and the costs of obtaining required governmental approval or review of the Merger. Merger Expenses do not include a participant's direct costs for investor communications.

      "NAREIT" means the National Association of Real Estate Investment Trusts.

      "NET ASSET VALUE" or "NAV" means, as of the Valuation Date, the sum of the sales price of a Partnership's properties plus its Net Cash as of the Closing Date.

      "NET CASH" means, as of the date of determination, (i) the sum of a Partnership's cash and cash equivalents, less (ii) the Partnership's liabilities determined on an accrual accounting basis.

      "NON-U.S. SHAREHOLDERS" means nonresident alien individuals, foreign corporations, foreign partnerships and other foreign holders of Shares.

      "NOTES" means AmREIT's 6.0% unsecured convertible notes due December 31, 2004 offered in the Merger.

      "ORIGINAL INVESTMENT" means the Limited Partners' aggregate contributions to the capital of a Partnership.

      "PARTNERSHIP EXPENSES" means all documented out-of-pocket costs and expenses (up to a maximum of a Partnership's Proportionate Share of $150,000) incurred by the Partnership in connection with the Merger Agreement and the transactions contemplated thereby.

      "PARTNERSHIP MATERIAL ADVERSE EFFECT" shall have the meaning set forth in the Merger Agreement.

      "PARTNERSHIPS" means: FUND III, FUND IV, FUND V, FUND VI, FUND VII, FUND VIII, FUND GDYR, FUND IX, FUND X, and FUND XI.

      "PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

      "QUALIFYING INCOME" means income described in Section 856(c)(2)(A)-(H) and 856(c)(3)(A)-(I) of the Code.

      "R&D" means research and development.

      "REIT" means a real estate investment trust.

      "REIT ACQUISITION PROPOSAL" shall have the meaning set forth in the Merger Agreement.

      "RENT" means rent received by AmREIT or by a Partnership from its tenants.

      "SHARES" means AmREIT's Common Shares Offered in the Merger.

      "STATED INVESTMENT POLICIES" means the investment policies and restrictions regarding AmREIT's investments and operations set forth in the Bylaws.

      "SUBSTANTIAL PART" means more than 35% of the book value of the total assets of AmREIT and its subsidiaries (taken as a whole) as of the end of the fiscal year ending prior to the time the determination is made.

      "TOTAL VOTING POWER" means the total number of votes which may be case in the election of directors of AmREIT to remove and replace a general partner of the Partnership, as the case may be, by all stockholders or partners entitled to vote in such an election.

      "UBTI" means unrelated business taxable income.

      "UNITS" means Units of Limited Partner interests in any of the Partnerships.

                  INDEX TO FINANCIAL INFORMATION


AmREIT:


Pro Forma Financial Information (unaudited)                               F-5

     Assumption 1 -  100% participation, no Notes issued:

          Pro Forma Balance Sheet as of March 31, 1998 (unaudited)        F-6

          Notes to Pro Forma Balance Sheet as of March 31, 1998
          (unaudited)                                                     F-7

          Pro Forma Statement of Operations for the Year Ended
          December 31, 1997 (unaudited)                                   F-9

          Notes to Pro Forma Statement of Operations (unaudited)          F-10

          Pro Forma Statement of Operations for the Three Months
          Ended March 31, 1998 (unaudited)                                F-11

          Notes to Pro Forma Statement of Operations (unaudited)          F-12


     Assumption 2 - 100% participation, 20% Notes issued:

          Pro Forma Balance Sheet as of March 31, 1998 (unaudited)        F-13

          Notes to Pro Forma Balance Sheet as of March 31, 1998
          (unaudited)                                                     F-14

          Pro Forma Statement of Operations for the Year Ended
          December 31, 1997 (unaudited)                                   F-16

          Notes to Pro Forma Statement of Operations (unaudited)          F-17

          Pro Forma Statement of Operations for the Three Months
          Ended March 31, 1998 (unaudited)                                F-18

          Notes to Pro Forma Statement of Operations (unaudited)          F-19


                                   F-1


     Assumption 3 - 50% participation, no Notes issued:

          Pro Forma Balance Sheet as of March 31, 1998 (unaudited)        F-20

          Notes to Pro Forma Balance Sheet as of March 31, 1998
          (unaudited)                                                     F-21

          Pro Forma Statement of Operations for the Year Ended
          December 31, 1997 (unaudited)                                   F-23

          Notes to Pro Forma Statement of Operations (unaudited)          F-24

          Pro Forma Statement of Operations for the Three Months
          Ended March 31, 1998 (unaudited)                                F-25

          Notes to Pro Forma Statement of Operations (unaudited)          F-26


     Assumption 4 -  50% participation, 20% Notes issued:

          Pro Forma Balance Sheet as of March 31, 1998 (unaudited)        F-27

          Notes to Pro Forma Balance Sheet as of March 31, 1998
          (unaudited)                                                     F-28

          Pro Forma Statement of Operations for the Year Ended
          December 31, 1997 (unaudited)                                   F-30

          Notes to Pro Forma Statement of Operations (unaudited)          F-31

          Pro Forma Statement of Operations for the Three Months
          Ended March 31, 1998 (unaudited)                                F-32

          Notes to Pro Forma Statement of Operations (unaudited)          F-33


                                   F-2


Historical Financial Information

     Financial Statements for the Three Months Ended March 31, 1998 and 1997 (unaudited)

          Consolidated Balance Sheets as of March 31, 1998 (unaudited)    F-34

          Consolidated Statement of Income for the Three Months Ended
          March 31, 1998 and 1997 (unaudited)                             F-35

          Consolidated Statements of Cash Flows for the Three Months
          Ended March 31, 1998 and 1997 (unaudited)                       F-36

          Notes to Consolidated Financial Statements for Three Months
          Ended March 31, 1998 and 1997 (unaudited)                       F-37


     Financial Statements for the Years Ended December 31, 1997 and 1996

          Independent Auditors' Report                                    F-44

          Consolidated Balance Sheet, December 31, 1997                   F-45

          Consolidated Statements of Income for the Years Ended
          December 31, 1997 and 1996                                      F-46

          Consolidated Statements of Shareholders' Equity for the
          Years Ended December 31, 1997 and 1996                          F-47

          Consolidated Statements of Cash Flows for the Years Ended
          December 31, 1997 and 1996                                      F-48

          Notes to Consolidated Financial Statements for the Years
          Ended December 31, 1997 and 1996                                F-49


                                   F-3


Partnership Properties:


     Statements of Rental Income for the Years Ended December 31, 1996 and 1997:

          Independent Auditors Report                                     F-57

          Combined Statements of Revenue and Certain Expenses of Real
          Estate Properties Anticipated to be Acquired                    F-58

          Notes to Combined Statements of Revenue and Certain Expenses
          of Real Estate Properties Anticipated to be Acquired            F-59

                                   F-4


               AMERICAN ASSET ADVISERS TRUST, INC.
           PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

The following selected unaudited pro forma financial information for American Asset Advisers Trust, Inc. (the "Company") gives effect to the merger as defined elsewhere herein and is based on estimates and assumptions set forth in the notes to the financial statements which include pro forma adjustments. The unaudited pro forma financial information also gives effect to the recently completed merger between the Company and American Asset Advisers (the "Adviser"). This unaudited pro forma financial information has been prepared from the historical financial statements of the Company, the Adviser and the Partnerships that currently own the properties (the "Partnerships"). The pro forma balance sheet assumes that both mergers occurred on March 31, 1998. The pro forma statements of operations assumes that both mergers occurred on January 1, 1997. The pro forma adjustments do not reflect the final amounts which will be determined at closing. Management does not anticipate that final amounts will be materially different.

There are a large number of combinations of Partnership participation in the merger. The actual combination that will result cannot possibly be known or predicted until the votes of the partners of the Partnerships have been determined.

The unaudited pro forma financial information does not purport to be indicative of the results which actually would have been obtained if the merger had been effected on the dates indicated or of the results which may be obtained in the future and should be read in conjunction with the annual financial statements and notes thereto of the Partnerships and the Company.


                               F-5


                    AMERICAN ASSET ADVISERS TRUST, INC.
                        PRO FORMA BALANCE SHEET (1)
                              MARCH 31, 1998
                                (UNAUDITED)



                                                                Pro Forma       Pro Forma
                                                  Historical   Adviser and    Properties and     Pro Forma
                                                   Company    Adjustments     Adjustments         Total
 ASSETS


 Cash and cash equivalents                        $ 1,295,473            -     $    326,498 (5) $ 1,690,971
                                                                                     69,000 (8)
 Accounts receivable                                   38,046            -           24,404 (5)      62,450
 Property, net                                     25,502,340       70,750 (2)   22,295,079 (5)  48,103,169
                                                                                    235,000 (7)
 Net investment in direct financing leases          3,163,740            -                        3,163,740
 Note receivable                                            -            -          208,856 (5)     208,856
 Other assets                                         674,590            -                -         674,590
 Total assets                                     $30,674,189  $    70,750     $ 23,158,837     $53,903,776

 LIABILITIES & SHAREHOLDERS' & PARTNERS' EQUITY
 LIABILITIES
 Notes payable                                    $ 8,918,884            -     $          -     $ 8,918,884
 Estimated obligation to shareholder                        -      200,000 (3)            -         200,000
 Accounts payable                                      16,047            -          235,000 (7)     285,915
                                                                                     34,868 (5)
 Capital lease payable                                      -        6,272 (4)            -           6,272
 Security deposit                                      15,050            -           25,800 (5)      40,850
 Total liabilities                                  8,949,981      206,272          295,668       9,451,921

 MINORITY INTEREST                                  5,256,065            -       (5,256,065)(5)           -

 SHAREHOLDERS' AND PARTNERS' EQUITY
 Preferred stock, $.01 par value, 10,000,000
   shares authorized, none issued
 Common Stock, $.01 par value, 100,000,000
   shares authorized, 1,994,804 and 5,218,689
   shares issued and outstanding on historical         19,948        2,133 (3)           74 (8)      52,187
   and pro-forma basis, respectively                                                 30,032 (6)
 Capital in excess of par value                    17,806,708    2,183,782 (3)   28,020,202 (6)  48,144,096
                                                                    70,750 (2)       68,926 (8)
                                                                    (6,272)(4)
 Accumulated distributions in excess of earnings   (1,358,513)  (2,385,915)(3)            -      (3,744,428)

 Total shareholders' and partners' equity          16,468,143     (135,522)      28,119,234      44,451,855

 Total liabilities and shareholders' and
   partners' equity                               $30,674,189  $    70,750     $ 23,158,837     $53,903,776


 See Notes to Pro Forma Balance Sheet.


                                    F-6



               AMERICAN ASSET ADVISERS TRUST, INC.
                NOTES TO PRO FORMA BALANCE SHEET
                           (UNAUDITED)

(1) Adjustments are reflected as if the acquisition of the Partnership properties and the Adviser were completed on March 31, 1998. The Partnership properties include the acquisition of a minority interest in several joint ventures with the Company. Pro forma adjustments from the acquisition of the Partnership properties are based on the assumption that the acquisitions are approved by 100% of the limited partners and that none of the partners elect to take a note in lieu of Company stock.

(2)  Represents the addition of office furniture and equipment.

(3) Represents the issuance of 213,260 shares of Common Stock in consideration for the acquisition of the Adviser at a price of $10.25 per share, the selling price under the Company's current offering, plus an estimated obligation to the shareholder of the Adviser in the amount of $200,000 plus estimated transaction costs of $465,000. This amount has been accounted for as costs incurred in acquiring the Adviser from a related party because the Adviser has not been deemed to quality as a "business" for purposes of applying APB Opinion No. 16, "Business Combinations". This adjustment does not include any shares potentially issuable in accordance with the Agreement and Plan of Merger since the Pro Forma Balance Sheet was prepared as if the merger occurred on March 31, 1998 and the issuance of any additional shares is independent upon the achievement of events subsequent to the closing of the merger. As of March 31, 1998, all of the $465,000 of transaction costs had been incurred and charged to expense.

     Consideration for the Adviser                              $  2,385,915
       (to be expensed upon consummation of transaction)

     Common Stock issued                                        $      2,133
     Capital in excess of par value                                2,183,782
     Retained earnings                                            (2,385,915)
     Net decrease in equity                                     $    200,000

     The $200,000 estimated obligation to the shareholder of the Adviser represents the estimated excess current liabilities over the current assets of the Adviser at the closing date ("Current Liability Excess"). This amount is payable at the election of the Company in either cash or common stock valued at a price of $10.25 per share. The remaining share balance will be reduced by the number of shares equal to the Current Liability Excess divided by $10.25.

     In addition, up to 686,740 shares of stock valued at $7,039,085 are contingently issuable for a period of up to 24 calendar quarters following the closing of the transaction. Within 30 days after the end of each calendar quarter, shares will be issued up to the level where total shares issued to the shareholder of the Adviser pursuant to the acquisition of the Adviser does not exceed 9.8% of the Company's total shares then issued and outstanding. The issuance of these additional shares will be expensed as they are issued.

(4) Represents a capital lease obligation related to office equipment.

                                   F-7

(5) Represents adjustments for the purchase method of accounting whereby the real estate owned by the Partnerships is allocated based on the estimated fair market value and the cash, receivables, payables and security deposits of the Partnerships is recorded at book value, which approximates its fair value, as follows:

                                        Real Estate      Other        Total
     Taylor Income Investors III, Ltd. $  1,000,000  $  31,997  $  1,031,997
     Taylor Income Investors IV, Ltd.       462,836    128,288       591,124
     Taylor Income Investors V, Ltd.        328,308    107,517       435,825
     Taylor Income Investors VI, Ltd.       300,000       (500)      299,500
     AAA Net Realty Fund VII, Ltd.          950,000     28,845       978,845
     AAA Net Realty Fund VIII, Ltd.       1,900,000     42,932     1,942,932
     AAA Net Realty Fund Goodyear, Ltd.   1,050,000     34,082     1,084,082
     AAA Net Realty Fund IX, Ltd.         4,950,000     68,471     5,018,471
     AAA Net Realty Fund X, Ltd.         10,400,000    (23,188)   10,376,812
     AAA Net Realty Fund XI, Ltd.         6,210,000     80,646     6,290,646
                                         27,551,144    499,090    28,050,234
          Less:  Minority Interest        5,256,065          -     5,256,065

          Net Adjustment               $ 22,295,079  $ 499,090  $ 22,794,169


(6) Represents the issuance of 3,003,237 shares of Company stock valued at $28,050,234 based upon a per share price of $9.34 as follows:

                                          Exchange    L.P. Units  Trust Shares
                                           Ratio     Outstanding     Issued         Value

     Taylor Income Investors III, Ltd.     116.92       945.00      110,492    $  1,031,995
     Taylor Income Investors IV, Ltd.      102.91       615.00       63,290         591,129
     Taylor Income Investors V, Ltd.        97.21       480.00       46,663         435,832
     Taylor Income Investors VI, Ltd.      106.89       300.00       32,066         299,496
     AAA Net Realty Fund VII, Ltd.          92.22      1125.00      103,752         969,044
     AAA Net Realty Fund VIII, Ltd.        110.72      1860.00      205,935       1,923,433
     AAA Net Realty Fund Goodyear, Ltd.     86.08      1335.00      114,923       1,073,381
     AAA Net Realty Fund IX, Ltd.           99.68      5390.50      537,310       5,018,475
     AAA Net Realty Fund X, Ltd.            97.00     11453.60    1,111,007      10,376,805
     AAA Net Realty Fund XI, Ltd.           95.38      7061.21      673,516       6,290,640

     Total Limited Partners                                       2,998,954      28,010,230

     General Partners                                                 4,283          40,004

     Total                                                        3,003,237    $ 28,050,234


(7) Represents estimated legal and professional fees, which will be capitalized as acquisition costs.

(8) Represents the issuance of 7,388 shares of the Company's stock based upon a per share price of $9.34. The shares will be acquired with cash by the Company's president.

                                    F-8



                     AMERICAN ASSET ADVISERS TRUST, INC.
                      PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 1997
                                (UNAUDITED)


                                                           Pro Forma        Pro Forma
                                              Historical  Adviser and     Properties and     Pro Forma
                                               Company    Adjustments (2)  Adjustments (4)     Total

 REVENUES
     Rental income from operating leases      $1,217,187             -      $2,159,984     $3,377,171
     Earned income from direct financing         339,628             -               -        339,628
     Service fee income                                -       167,435               -        167,435
     Commission income, net                            -       141,813               -        141,813
     Interest income                             153,895             -          24,836        178,731
     TOTAL REVENUES                            1,710,710       309,248       2,184,820      4,204,778

 EXPENSES
     General operating and administrative        112,464        76,913          53,711        243,088
     Reimbursements and fees to related party    106,504             -               -        106,504
     Amortization                                 62,754            32               -         62,786
     Depreciation                                146,015        15,431         540,808        702,254
     Interest                                      6,000        18,202               -         24,202
     Acquisition costs                           282,890      (282,890)              -              -
     TOTAL EXPENSES                              716,627      (172,312)        594,519      1,138,834

 PRO FORMA INCOME BEFORE MINORITY
     INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                 994,083       481,560       1,590,301      3,065,944

 MINORITY INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                (455,226)            -         455,226              -

 PRO FORMA NET INCOME                         $  538,857   $   481,560      $2,045,527     $3,065,944

 PRO FORMA EARNINGS PER SHARE:
     Basic                                    $     0.34                                   $     0.63
     Diluted                                  $     0.33                                   $     0.62

 WEIGHTED AVERAGE COMMON AND
     COMMON EQUIVALENT SHARES
     OUTSTANDING:
     Basic                                     1,563,048                                    4,866,136
     Diluted                                   1,624,217                                    4,927,305

 See Notes to Pro Forma Statement of Operations.


                                    F-9



               AMERICAN ASSET ADVISERS TRUST, INC.
           NOTES TO PRO FORMA STATEMENT OF OPERATIONS
                           (UNAUDITED)

(1) Adjustments are reflected as if the acquisition of the Partnership properties and the Adviser was effective as of January 1, 1997. The Partnership properties include the acquisition of a minority interest in several joint ventures with the Company. Pro forma adjustments from the acquisition of Partnership properties are based on the assumption that the acquisitions are approved by 100% of the limited partners and that none of the partners elect to take a note in lieu of Company stock.

(2)  Includes pro forma adjustments as follows:

     o Elimination of service fee income recorded by the Adviser for administrative, acquisition and management services provided to the Company. Administrative service fees were previously expensed by the Company and the remaining fees were previously capitalized.

     o Elimination of dividend income earned from the Adviser's stock ownership in the Company prior to the merger.

     o Elimination of general and administrative expenses of the Adviser which have been allocated to the Company or have been capitalized in connection with the acquisition and development of properties acquired during the period.

     o Elimination of income tax provision recorded by the Adviser as the Company is qualified as a real estate investment trust and is not a tax paying entity.

(3) To the extent that the consideration paid for the Adviser exceeds the fair market value of the net tangible assets received, an expense will be recorded as an operating expense on the Company's Statement of Operations. Because the purpose of the pro forma statement of operations is to reflect the expected continuing impact of the merger on the Company, this adjustment has not been included. At the closing of the merger, this expense will be recorded as an operating expense. For the year ended December 31, 1997, this pro forma expense would have been $5,354,045 based on the issuance of 213,260 shares at closing on January 1, 1997 and 316,813 additional shares issued during the year in accordance with the partial satisfaction of the share balance issuance criteria described in the Agreement and Plan of Merger. Up to 686,740 shares of stock are contingently issuable for a period of up to 24 calendar quarters following the closing of the transaction. Within 30 days after the end of each calendar quarter, shares will be issued up to the level where total shares issued to the shareholder of the Adviser pursuant to the acquisition of the Adviser does not exceed 9.8% of the Company's total shares then issued and outstanding. Based on the pro forma financial statement 369,927 of these shares remain at December 31, 1997. The issuance of these additional shares will be expensed as they are issued.

     Pro forma weighted average shares outstanding consists of the historical weighted average shares outstanding of the Company, the shares issued for both mergers on January 1, 1997 and 25% of the additional shares issued for the Adviser during 1997.

(4)  Includes pro forma adjustments as follows:

     o Rental income is included from Partnership properties which have not historically been consolidated by the Company. Certain of the Partnerships' properties which are majority owned by the Company are included in the historical financial information of the Company.

     o Interest income is included from temporary cash investments and from a note receivable issued as part of the sale of a Partnership property.

     o Depreciation is included based upon the purchase price which represents the fair market value of the properties over 33 years.

     o General and administrative expenses are included primarily for legal and professional fees.

     o The Partnership interest in certain properties which are majority owned by the Company is eliminated as the historical financial statements of the Company are reflected on a consolidated basis.

                               F-10


                    AMERICAN ASSET ADVISERS TRUST, INC.
                   PRO FORMA STATEMENT OF OPERATIONS (1)
                 FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                 (UNAUDITED)


                                                              Pro Forma        Pro Forma
                                                 Historical  Adviser and     Properties and     Pro Forma
                                                  Company    Adjustments (2)  Adjustments (3)     Total

 REVENUES
     Rental income from operating leases         $  436,009             -      $  572,025       $1,008,034
     Earned income from direct financing leases      85,103             -               -           85,103
     Service fee income                                   -        59,292               -           59,292
     Interest income                                 19,782             -          10,340           30,122
     TOTAL REVENUES                                 540,894         59,292        582,365        1,182,551

 EXPENSES
     General operating and administrative            68,793         64,778         13,428          146,999
     Reimbursements and fees to related              17,660              -              -           17,660
     Amortization                                    15,688              8              -           15,696
     Depreciation                                    56,949          4,713        135,202          196,864
     Interest                                        26,895            199              -           27,094
     Acquisition costs                              182,322       (182,322)             -                -
     TOTAL EXPENSES                                 368,307       (112,624)       148,630          404,313

 PRO FORMA INCOME BEFORE MINORITY
     INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                    172,587        171,916        433,735          778,238

 MINORITY INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                   (135,359)             -        135,359                -

 PRO FORMA NET INCOME                            $   37,228    $   171,916     $  569,094       $  778,238

 PRO FORMA EARNINGS PER SHARE:
     Basic                                       $     0.02                                     $     0.14
     Diluted                                     $     0.02                                     $     0.14

 WEIGHTED AVERAGE COMMON AND
     COMMON EQUIVALENT SHARES
     OUTSTANDING:
     Basic                                        1,926,132                                      5,456,830
     Diluted                                      1,926,132                                      5,456,830

 See Notes to Pro Forma Statement of Operations.


                                    F-11



                   AMERICAN ASSET ADVISERS TRUST, INC.
               NOTES TO PRO FORMA STATEMENT OF OPERATIONS
                             (UNAUDITED)

(1) Adjustments are reflected as if the acquisition of the Partnership properties and the Adviser was effective as of January 1, 1997. The Partnership properties include the acquisition of a minority interest in several joint ventures with the Company. Pro forma adjustments from the acquisition of Partnership properties are based on the assumption that the acquisitions are approved by 100% of the limited partners and that none of the partners elect to take a note in lieu of Company stock.

(2)  Includes pro forma adjustments as follows:

     o Elimination of service fee income recorded by the Adviser for administrative, acquisition and management services provided to the Company. Administrative service fees were previously expensed by the Company and the remaining fees were previously capitalized.

     o Elimination of dividend income earned from the Adviser's stock ownership in the Company prior to the merger.

     o Elimination of general and administrative expenses of the Adviser which have been allocated to the Company or have been capitalized in connection with the acquisition and development of properties acquired during the period.

     o Elimination of income tax provision recorded by the Adviser as the Company is qualified as a real estate investment trust and is not a tax paying entity.


(3)  Includes pro forma adjustments as follows:

     o Rental income is included from Partnership properties which have not historically been consolidated by the Company. Certain of the Partnerships' properties which are majority owned by the Company are included in the historical financial information of the Company.

     o Interest income is included from temporary cash investments and from a note receivable issued as part of the sale of a Partnership property.

     o Depreciation is included based upon the purchase price which represents the fair market value of the properties over 33 years.

     o General and administrative expenses are included primarily for legal and professional fees.

     o The Partnership interest in certain properties which are majority owned by the Company is eliminated as the historical financial statements of the Company are reflected on a consolidated basis.


                               F-12



                    AMERICAN ASSET ADVISERS TRUST, INC.
                        PRO FORMA BALANCE SHEET (1)
                              MARCH 31, 1998
                                (UNAUDITED)



                                                                Pro Forma       Pro Forma
                                                  Historical   Adviser and    Properties and     Pro Forma
                                                   Company    Adjustments     Adjustments         Total
 ASSETS


 Cash and cash equivalents                        $ 1,295,473            -     $    326,498 (5) $ 1,690,971
                                                                                     69,000 (9)
 Accounts receivable                                   38,046            -           24,404 (5)      62,450
 Property, net                                     25,502,340       70,750 (2)   22,014,577 (5)  47,822,667
                                                                                    235,000 (7)
 Net investment in direct financing leases          3,163,740            -                -       3,163,740
 Note receivable                                            -            -          208,856 (5)     208,856
 Other assets                                         674,590            -                -         674,590
 Total assets                                     $30,674,189  $    70,750     $ 22,878,335     $53,623,274

 LIABILITIES & SHAREHOLDERS' & PARTNERS' EQUITY
 LIABILITIES
 Notes payable                                    $ 8,918,884            -     $  5,329,544 (8) $14,248,428
 Estimated obligation to shareholder                        -      200,000 (3)            -         200,000
 Accounts payable                                      16,047            -          235,000 (7)     285,915
                                                                                     34,868 (5)
 Capital lease payable                                      -        6,272 (4)            -           6,272
 Security deposit                                      15,050            -           25,800 (5)      40,850
 Total liabilities                                  8,949,981      206,272        5,625,212      14,781,465

 MINORITY INTEREST                                  5,256,065            -       (5,256,065)(5)           -

 SHAREHOLDERS' AND PARTNERS' EQUITY
 Preferred stock, $.01 par value, 10,000,000
   shares authorized, none issued
 Common Stock, $.01 par value, 100,000,000
   shares authorized, 1,994,804 and 4,618,041
   shares issued and outstanding on historical         19,948        2,133 (3)           74 (9)      46,181
   and pro-forma basis, respectively                                                 24,026 (6)
 Capital in excess of par value                    17,806,708    2,183,782 (3)   22,416,162 (6)  42,540,056
                                                                    70,750 (2)
                                                                    (6,272)(4)       68,926 (9)
 Accumulated distributions in excess of earnings   (1,358,513)  (2,385,915)(3)            -      (3,744,428)

 Total shareholders' and partners' equity          16,468,143     (135,522)      22,509,188      38,841,809

 Total liabilities and shareholders' and
   partners' equity                               $30,674,189  $    70,750     $ 22,878,335     $53,623,274


 See Notes to Pro Forma Balance Sheet.


                                    F-13



               AMERICAN ASSET ADVISERS TRUST, INC.
                NOTES TO PRO FORMA BALANCE SHEET
                           (UNAUDITED)

(1) Adjustments are reflected as if the acquisition of the Partnership properties and the Adviser were completed on March 31, 1998. The Partnership properties include the acquisition of a minority interest in several joint ventures with the Company. Pro forma adjustments from the acquisition of the Partnership properties are based on the assumption that the acquisitions are approved by 100% of the limited partners and that 20% of the partners elect to take notes in lieu of Company stock.

(2)  Represents the addition of office furniture and equipment.

(3) Represents the issuance of 213,260 shares of Common Stock in consideration for the acquisition of the Adviser at a price of $10.25 per share, the selling price under the Company's current offering, plus an estimated obligation to the shareholder of the Adviser in the amount of $200,000 plus estimated transaction costs of $465,000. This amount has been accounted for as costs incurred in acquiring the Adviser from a related party because the Adviser has not been deemed to quality as a "business" for purposes of applying APB Opinion No. 16, "Business Combinations". This adjustment does not include any shares potentially issuable in accordance with the Agreement and Plan of Merger since the Pro Forma Balance Sheet was prepared as if the merger occurred on March 31, 1998 and the issuance of any additional shares is dependent upon the achievement of events subsequent to the closing of the merger. As of March 31, 1998, all of the $465,000 of transaction costs had been incurred and charged to expense.

     Consideration for the Adviser                               $ 2,385,915
       (to be expensed upon consummation of transaction)

     Common Stock issued                                         $     2,133
     Capital in excess of par value                                2,183,782
     Retained earnings                                            (2,385,915)
     Net decrease in equity                                      $   200,000

     The $200,000 estimated obligation to the shareholder of the Adviser represents the estimated excess current liabilities over the current assets of the Adviser at the closing date ("Current Liability Excess"). This amount is payable at the election of the Company in either cash or common stock valued at a price of $10.25 per share. The remaining share balance will be reduced by the number of shares equal to the Current Liability Excess divided by $10.25.

     In addition, up to 686,740 shares of stock valued at $7,039,085 are contingently issuable for a period of up to 24 calendar quarters following the closing of the transaction. Within 30 days after the end of each calendar quarter, shares will be issued up to the level where total shares issued to the shareholder of the Adviser pursuant to the acquisition of the Adviser does not exceed 9.8% of the Company's total shares then issued and outstanding. The issuance of these additional shares will be expensed as they are issued.

(4) Represents a capital lease obligation related to office equipment.

                                   F-14

(5) Represents adjustments for the purchase method of accounting whereby the real estate owned by the Partnerships is allocated based on the estimated fair market value and the cash, receivables, payables and security deposits of the Partnerships is recorded at book value, which approximates its fair value, as follows:

                                         Real Estate       Other         Total
     Taylor Income Investors III, Ltd.  $    989,819  $    31,997  $  1,021,816
     Taylor Income Investors IV, Ltd.        458,124      128,288       586,412
     Taylor Income Investors V, Ltd.         324,965      107,517       432,482
     Taylor Income Investors VI, Ltd.        296,946         (500)      296,446
     AAA Net Realty Fund VII, Ltd.           940,328       28,845       969,173
     AAA Net Realty Fund VIII, Ltd.        1,880,656       42,932     1,923,588
     AAA Net Realty Fund Goodyear, Ltd.    1,039,310       34,082     1,073,392
     AAA Net Realty Fund IX, Ltd.          4,899,603       68,471     4,968,074
     AAA Net Realty Fund X, Ltd.          10,294,116      (23,188)   10,270,928
     AAA Net Realty Fund XI, Ltd.          6,146,775       80,646     6,227,421
                                          27,270,642      499,090    27,769,732
          Less:  Minority Interest         5,256,065            -     5,256,065

          Net Adjustment                $ 22,014,577  $   499,090  $ 22,513,667


(5) Represents the issuance of 2,402,589 shares of Company stock valued at $22,440,188 based upon a per share price of $9.34 as follows:


                                           Exchange   L.P. Units   Trust Shares
                                             Ratio    Outstanding     Issued     Value

     Taylor Income Investors III, Ltd.       116.92      756.00      88,394     $ 825,596
     Taylor Income Investors IV, Ltd.        102.91      492.00      50,632       472,903
     Taylor Income Investors V, Ltd.          97.21      384.00      37,330       348,666
     Taylor Income Investors VI, Ltd.        106.89      240.00      25,653       239,597
     AAA Net Realty Fund VII, Ltd.            92.22      900.00      83,002       775,235
     AAA Net Realty Fund VIII, Ltd.          110.72     1488.00     164,748     1,538,746
     AAA Net Realty Fund Goodyear, Ltd.       86.08     1068.00      91,938       858,705
     AAA Net Realty Fund IX, Ltd.             99.68     4312.40     429,848     4,014,780
     AAA Net Realty Fund X, Ltd.              97.00     9162.90     888,806     8,301,444
     AAA Net Realty Fund XI, Ltd.             95.38     5649.00     538,813     5,032,512

     Total Limited Partners                                       2,399,164    22,408,184

     General Partners                                                 3,425        32,004

     Total                                                        2,402,589   $22,440,188


(7) Represents estimated legal and professional fees, which will be capitalized as acquisition costs.

(8) Represents notes to 20% of the limited partners in lieu of Company stock payable at 95% of the fair value of the Partnerships' net assets.

(9) Represents the issuance of 7,388 shares of the Company's stock based upon a per share price of $9.34. The shares will be acquired with cash by the Company's president.

                                 F-15


                     AMERICAN ASSET ADVISERS TRUST, INC.
                      PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 1997
                                (UNAUDITED)


                                                           Pro Forma        Pro Forma
                                              Historical  Adviser and     Properties and     Pro Forma
                                               Company    Adjustments (2)  Adjustments (4)     Total

 REVENUES
     Rental income from operating leases      $1,217,187             -      $2,159,984     $3,377,171
     Earned income from direct financing         339,628             -               -        339,628
     Service fee income                                -       167,435               -        167,435
     Commission income, net                            -       141,813               -        141,813
     Interest income                             153,895             -          24,836        178,731
     TOTAL REVENUES                            1,710,710       309,248       2,184,820      4,204,778

 EXPENSES
     General operating and administrative        112,464        76,913          53,711        243,088
     Reimbursements and fees to related party    106,504             -               -        106,504
     Amortization                                 62,754            32               -         62,786
     Depreciation                                146,015        15,431         534,854        696,300
     Interest                                      6,000        18,202         319,773        343,975
     Acquisition costs                           282,890      (282,890)              -              -
     TOTAL EXPENSES                              716,627      (172,312)        908,338      1,452,653

 PRO FORMA INCOME BEFORE MINORITY
     INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                 994,083       481,560       1,276,482      2,752,125

 MINORITY INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                (455,226)            -         455,226              -

 PRO FORMA NET INCOME                         $  538,857   $   481,560      $1,731,708     $2,752,125

 PRO FORMA EARNINGS PER SHARE:
     Basic                                    $     0.34                                   $     0.65
     Diluted                                  $     0.33                                   $     0.64

 WEIGHTED AVERAGE COMMON AND
     COMMON EQUIVALENT SHARES
     OUTSTANDING:
     Basic                                     1,563,048                                    4,249,174
     Diluted                                   1,624,217                                    4,310,343

 See Notes to Pro Forma Statement of Operations.


                                    F-16



               AMERICAN ASSET ADVISERS TRUST, INC.
           NOTES TO PRO FORMA STATEMENT OF OPERATIONS
                           (UNAUDITED)

(1) Adjustments are reflected as if the acquisition of the Partnership properties and the Adviser was effective as of January 1, 1997. The Partnership properties include the acquisition of a minority interest in several joint ventures with the Company. Pro forma adjustments from the acquisition of Partnership properties are based on the assumption that the acquisitions are approved by 100% of the limited partners and that 20% of the partners elect to take a note in lieu of Company stock.

(2)  Includes pro forma adjustments as follows:

     o Elimination of service fee income recorded by the Adviser for administrative, acquisition and management services provided to the Company. Administrative service fees were previously expensed by the Company and the remaining fees were previously capitalized.

     o Elimination of dividend income earned from the Adviser's stock ownership in the Company prior to the merger.

     o Elimination of general and administrative expenses of the Adviser which have been allocated to the Company or have been capitalized in connection with the acquisition and development of properties acquired during the period.

     o Elimination of income tax provision recorded by the Adviser as the Company is qualified as a real estate investment trust and is not a tax paying entity.

(3) To the extent that the consideration paid for the Adviser exceeds the fair market value of the net tangible assets received, an expense will be recorded as an operating expense on the Company's Statement of Operations. Because the purpose of the pro forma statement of operations is to reflect the expected continuing impact of the merger on the Company, this adjustment has not been included. At the closing of the merger, this expense will be recorded as an operating expense. For the year ended December 31, 1997, this pro forma expense would have been $4,701,455 based on the issuance of 213,260 shares at closing on January 1, 1997 and 251,554 additional shares issued during the year in accordance with the partial satisfaction of the share balance issuance criteria described in the Agreement and Plan of Merger. Up to 686,740 shares of stock are contingently issuable for a period of up to 24 calendar quarters following the closing of the transaction. Within 30 days after the end of each calendar quarter, shares will be issued up to the level where total shares issued to the shareholder of the Adviser pursuant to the acquisition of the Adviser does not exceed 9.8% of the Company's total shares then issued and outstanding. Based on the pro forma financial statement 435,186 of these shares remain at December 31, 1997. The issuance of these additional shares will be expensed as they are issued.

     Pro forma weighted average shares outstanding consists of the historical weighted average shares outstanding of the Company, the shares issued for both mergers on January 1, 1997 and 25% of the additional shares issued for the Adviser during 1997.

(4)  Includes pro forma adjustments as follows:

     o Rental income is included from Partnership properties which have not historically been consolidated by the Company. Certain of the Partnerships' properties which are majority owned by the Company are included in the historical financial information of the Company.

     o Interest income is included from temporary cash investments and from a note receivable issued as part of the sale of a Partnership property.

     o Depreciation is included based upon the purchase price which represents the fair market value of the properties over 33 years.

     o Interest expense on notes payable to certain limited partners computed at 6% of the outstanding balance.

     o General and administrative expenses are included primarily for legal and professional fees.

     o The Partnership interest in certain properties which are majority owned by the Company is eliminated as the historical financial statements of the Company are reflected on a consolidated basis.

                                    F-17


                    AMERICAN ASSET ADVISERS TRUST, INC.
                   PRO FORMA STATEMENT OF OPERATIONS (1)
                 FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                 (UNAUDITED)


                                                              Pro Forma        Pro Forma
                                                 Historical  Adviser and     Properties and     Pro Forma
                                                  Company    Adjustments (2)  Adjustments (3)     Total

 REVENUES
     Rental income from operating leases         $  436,009             -      $  572,025       $1,008,034
     Earned income from direct financing leases      85,103             -               -           85,103
     Service fee income                                   -        59,292               -           59,292
     Interest income                                 19,782             -          10,340           30,122
     TOTAL REVENUES                                 540,894         59,292        582,365        1,182,551

 EXPENSES
     General operating and administrative            68,793         64,778         13,428          146,999
     Reimbursements and fees to related              17,660              -              -           17,660
     Amortization                                    15,688              8              -           15,696
     Depreciation                                    56,949          4,713        133,713          195,375
     Interest                                        26,895            199         79,943          107,037
     Acquisition costs                              182,322       (182,322)             -                -
     TOTAL EXPENSES                                 368,307       (112,624)       227,084          482,767

 PRO FORMA INCOME BEFORE MINORITY
     INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                    172,587        171,916        355,281          699,784

 MINORITY INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                   (135,359)             -        135,359                -

 PRO FORMA NET INCOME                            $   37,228    $   171,916     $  490,640       $  699,784

 PRO FORMA EARNINGS PER SHARE:
     Basic                                       $     0.02                                     $     0.15
     Diluted                                     $     0.02                                     $     0.15

 WEIGHTED AVERAGE COMMON AND
     COMMON EQUIVALENT SHARES
     OUTSTANDING:
     Basic                                        1,926,132                                      4,800,923
     Diluted                                      1,926,132                                      4,800,923

 See Notes to Pro Forma Statement of Operations.


                                    F-18



               AMERICAN ASSET ADVISERS TRUST, INC.
           NOTES TO PRO FORMA STATEMENT OF OPERATIONS
                           (UNAUDITED)

(1) Adjustments are reflected as if the acquisition of the Partnership properties and the Adviser was effective as of January 1, 1997. The Partnership properties include the acquisition of a minority interest in several joint ventures with the Company. Pro forma adjustments from the acquisition of Partnership properties are based on the assumption that the acquisitions are approved by 100% of the limited partners and that 20% of the partners elect to take a note in lieu of Company stock.

(2)  Includes pro forma adjustments as follows:

     o Elimination of service fee income recorded by the Adviser for administrative, acquisition and management services provided to the Company. Administrative service fees were previously expensed by the Company and the remaining fees were previously capitalized.

     o Elimination of dividend income earned from the Adviser's stock ownership in the Company prior to the merger.

     o Elimination of general and administrative expenses of the Adviser which have been allocated to the Company or have been capitalized in connection with the acquisition and development of properties acquired during the period.

     o Elimination of income tax provision recorded by the Adviser as the Company is qualified as a real estate investment trust and is not a tax paying entity.

(3)  Includes pro forma adjustments as follows:

     o Rental income is included from Partnership properties which have not historically been consolidated by the Company. Certain of the Partnerships' properties which are majority owned by the Company are included in the historical financial information of the Company.

     o Interest income is included from temporary cash investments and from a note receivable issued as part of the sale of a Partnership property.

     o Depreciation is included based upon the purchase price which represents the fair market value of the properties over 33 years.

     o Interest expense on notes payable to certain limited partners computed at 6% of the outstanding balance.

     o General and administrative expenses are included primarily for legal and professional fees.

     o The Partnership interest in certain properties which are majority owned by the Company is eliminated as the historical financial statements of the Company are reflected on a consolidated basis.

                                    F-19


                    AMERICAN ASSET ADVISERS TRUST, INC.
                        PRO FORMA BALANCE SHEET (1)
                              MARCH 31, 1998
                                (UNAUDITED)



                                                                Pro Forma       Pro Forma
                                                  Historical   Adviser and    Properties and     Pro Forma
                                                   Company    Adjustments     Adjustments         Total
 ASSETS


 Cash and cash equivalents                        $ 1,295,473           -      $    163,249 (5) $ 1,493,222
                                                                                     34,500 (8)
 Accounts receivable                                   38,046           -            12,202 (5)      50,248
 Property, net                                     25,502,340       70,750 (2)   11,147,540 (5)  36,838,130
                                                                                    117,500 (7)
 Net investment in direct financing leases          3,163,740           -                         3,163,740
 Note receivable                                            -            -          104,428 (5)     104,428
 Other assets                                         674,590           -                 -         674,590
 Total assets                                     $30,674,189  $    70,750     $ 11,579,419     $42,324,358

 LIABILITIES & SHAREHOLDERS' & PARTNERS' EQUITY
 LIABILITIES
 Notes payable                                    $ 8,918,884           -      $          -     $ 8,918,884
 Estimated obligation to shareholder                       -       200,000 (3)           -          200,000
 Accounts payable                                      16,047            -          117,500 (7)     150,981
                                                                                     17,434 (5)
 Capital lease payable                                     -         6,272 (4)           -            6,272
 Security deposit                                      15,050           -            12,900 (5)      27,950
 Total liabilities                                  8,949,981      206,272          147,834       9,304,087

 MINORITY INTEREST                                  5,256,065           -        (2,628,033)(5)   2,628,032

 SHAREHOLDERS' AND PARTNERS' EQUITY
 Preferred stock, $.01 par value, 10,000,000
   shares authorized, none issued
 Common Stock, $.01 par value, 100,000,000
   shares authorized, 1,994,804 and 3,713,376
   shares issued and outstanding on historical         19,948        2,133 (3)           37 (8)      37,134
   and pro-forma basis, respectively                                                 15,016 (6)
 Capital in excess of par value                    17,806,708    2,183,782 (3)   14,010,102 (6)  34,099,533
                                                                    70,750 (2)       34,463 (8)
                                                                    (6,272)(4)
 Accumulated distributions in excess of earnings   (1,358,513)  (2,385,915)(3)            -      (3,744,428)

 Total shareholders' and partners' equity          16,468,143     (135,522)      14,059,618      30,392,239

 Total liabilities and shareholders' and
   partners' equity                               $30,674,189  $    70,750     $ 11,579,419     $42,324,358


 See Notes to Pro Forma Balance Sheet.


                                    F-20



               AMERICAN ASSET ADVISERS TRUST, INC.
                NOTES TO PRO FORMA BALANCE SHEET
                           (UNAUDITED)

(1) Adjustments are reflected as if the acquisition of the Partnership properties and the Adviser were completed on March 31, 1998. The Partnership properties include the acquisition of a minority interest in several joint ventures with the Company. Pro forma adjustments from the acquisition of the Partnership properties are based on the assumption that the acquisitions are approved by 50% of the limited partners and that none of these partners elect to take a note in lieu of Company stock. All of the Partnership properties have the same characteristics and, therefore, the 50% assumption is provided to assist the reader in evaluating various scenarios. The pro forma entries assume that the Company will maintain control over the properties to be acquired.

(2)  Represents the addition of office furniture and equipment.

(3) Represents the issuance of 213,260 shares of Common Stock in consideration for the acquisition of the Adviser at a price of $10.25 per share, the selling price under the Company's current offering, plus an estimated obligation to the shareholder of the Adviser in the amount of $200,000 plus estimated transaction costs of $465,000. This amount has been accounted for as costs incurred in acquiring the Adviser from a related party because the Adviser has not been deemed to quality as a "business" for purposes of applying APB Opinion No. 16, "Business Combinations". This adjustment does not include any shares potentially issuable in accordance with the Agreement and Plan of Merger since the Pro Forma Balance Sheet was prepared as if the merger occurred on March 31, 1998 and the issuance of any additional shares is dependent upon the achievement of events subsequent to the closing of the merger. As of March 31, 1998, all of the $465,000 of transaction costs had been incurred and charged to expense.

     Consideration for the Adviser                          $ 2,385,915
       (to be expensed upon consummation of transaction)

     Common Stock issued                                    $     2,133
     Capital in excess of par value                           2,183,782
     Retained earnings                                       (2,385,915)
     Net decrease in equity                                 $   200,000

     The $200,000 estimated obligation to the shareholder of the Adviser represents the estimated excess current liabilities over the current assets of the Adviser at the closing date ("Current Liability Excess"). This amount is payable at the election of the Company in either cash or common stock valued at a price of $10.25 per share. The remaining share balance will be reduced by the number of shares equal to the Current Liability Excess divided by $10.25.

     In addition, up to 686,740 shares of stock valued at $7,039,085 are contingently issuable for a period of up to 24 calendar quarters following the closing of the transaction. Within 30 days after the end of each calendar quarter, shares will be issued up to the level where total shares issued to the shareholder of the Adviser pursuant to the acquisition of the Adviser does not exceed 9.8% of the Company's total shares then issued and outstanding. The issuance of these additional shares will be expensed as they are issued.

(4) Represents a capital lease obligation related to office equipment.

                                   F-21

(5) Represents adjustments for the purchase method of accounting whereby the real estate owned by the Partnerships is allocated based on to the estimated fair market value and the cash, receivables, payables and security deposits of the Partnerships is recorded at book value, which approximates its fair value, as follows:

                                          Real Estate     Other         Total
     Taylor Income Investors III, Ltd.   $    500,000  $   15,998  $    515,998
     Taylor Income Investors IV, Ltd.         231,419      64,144       295,563
     Taylor Income Investors V, Ltd.          164,154      53,759       217,913
     Taylor Income Investors VI, Ltd.         150,000        (250)      149,750
     AAA Net Realty Fund VII, Ltd.            475,000      14,422       489,422
     AAA Net Realty Fund VIII, Ltd.           950,000      21,466       971,466
     AAA Net Realty Fund Goodyear, Ltd.       525,000      17,041       542,041
     AAA Net Realty Fund IX, Ltd.           2,475,000      34,236     2,509,236
     AAA Net Realty Fund X, Ltd.            5,200,000     (11,594)    5,188,406
     AAA Net Realty Fund XI, Ltd.           3,105,000      40,323     3,145,323
                                           13,775,573     249,545    14,025,118
     Less:  Minority Interest               2,628,033           -     2,628,033

     Net Adjustment                      $ 11,147,540  $  249,545  $ 11,397,085


(6) Represents the issuance of 1,501,619 shares of Company stock valued at $14,025,118 based upon a per share price of $9.34 as follows:


                                        Exchange     L.P. Units  Trust Shares
                                          Ratio     Outstanding     Issued        Value

     Taylor Income Investors III, Ltd.     116.92      472.50       55,246    $   515,997
     Taylor Income Investors IV, Ltd.      102.91      307.50       31,645        295,565
     Taylor Income Investors V, Ltd.        97.21      240.00       23,331        217,916
     Taylor Income Investors VI, Ltd.      106.89      150.00       16,033        149,748
     AAA Net Realty Fund VII, Ltd.          92.22      562.50       51,876        484,522
     AAA Net Realty Fund VIII, Ltd.        110.72      930.00      102,968        961,717
     AAA Net Realty Fund Goodyear, Ltd.     86.08      667.50       57,461        536,690
     AAA Net Realty Fund IX, Ltd.           99.68     2695.25      268,655      2,509,238
     AAA Net Realty Fund X, Ltd.            97.00     5726.81      555,504      5,188,403
     AAA Net Realty Fund XI, Ltd.           95.38     3530.61      336,758      3,145,320

     Total Limited Partners                                      1,499,477     14,005,116

     General Partners                                                2,142         20,002

     Total                                                       1,501,619    $14,025,118


(7) Represents estimated legal and professional fees, which will be capitalized as acquisition costs.

(8) Represents the issuance of 3,694 shares of the Company's stock based upon a per share price of $9.34. The shares will be acquired with cash by the Company's president.

                                 F-22


                     AMERICAN ASSET ADVISERS TRUST, INC.
                      PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 1997
                                (UNAUDITED)


                                                           Pro Forma        Pro Forma
                                              Historical  Adviser and     Properties and     Pro Forma
                                               Company    Adjustments (2)  Adjustments (4)     Total

 REVENUES
     Rental income from operating leases      $1,217,187             -      $1,079,992     $2,297,179
     Earned income from direct financing         339,628             -               -        339,628
     Service fee income                                -       167,435               -        167,435
     Commission income, net                            -       141,813               -        141,813
     Interest income                             153,895             -          12,418        166,313
     TOTAL REVENUES                            1,710,710       309,248       1,092,410      3,112,368

 EXPENSES
     General operating and administrative        112,464        76,913          26,855        216,232
     Reimbursements and fees to related party    106,504             -               -        106,504
     Amortization                                 62,754            32               -         62,786
     Depreciation                                146,015        15,431         270,404        431,850
     Interest                                      6,000        18,202               -         24,202
     Acquisition costs                           282,890      (282,890)              -              -
     TOTAL EXPENSES                              716,627      (172,312)        297,259        841,574

 PRO FORMA INCOME BEFORE MINORITY
     INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                 994,083       481,560         795,151      2,270,794

 MINORITY INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                (455,226)            -         227,613       (227,613)

 PRO FORMA NET INCOME                         $  538,857   $   481,560      $1,022,764     $2,043,181

 PRO FORMA EARNINGS PER SHARE:
     Basic                                    $     0.34                                   $     0.62
     Diluted                                  $     0.33                                   $     0.60

 WEIGHTED AVERAGE COMMON AND
     COMMON EQUIVALENT SHARES
     OUTSTANDING:
     Basic                                     1,563,048                                    3,319,937
     Diluted                                   1,624,217                                    3,381,106

 See Notes to Pro Forma Statement of Operations.


                                    F-23



               AMERICAN ASSET ADVISERS TRUST, INC.
           NOTES TO PRO FORMA STATEMENT OF OPERATIONS
                           (UNAUDITED)

(1) Adjustments are reflected as if the acquisition of the Partnership properties and the Adviser was effective as of January 1, 1997. The Partnership properties include the acquisition of a minority interest in several joint ventures with the Company. Pro forma adjustments from the acquisition of Partnership properties are based on the assumption that the acquisitions are approved by 50% of the limited partners and that none of the partners elect to take a note in lieu of Company stock. The pro forma entries assume that the Company will maintain control over the properties to be acquired.

(2)  Includes pro forma adjustments as follows:

     o Elimination of service fee income recorded by the Adviser for administrative, acquisition and management services provided to the Company. Administrative service fees were previously expensed by the Company and the remaining fees were previously capitalized.

     o Elimination of dividend income earned from the Adviser's stock ownership in the Company prior to the merger.

     o Elimination of general and administrative expenses of the Adviser which have been allocated to the Company or have been capitalized in connection with the acquisition and development of properties acquired during the period.

     o Elimination of income tax provision recorded by the Adviser as the Company is qualified as a real estate investment trust and is not a tax paying entity.

(3) To the extent that the consideration paid for the Adviser exceeds the fair market value of the net tangible assets received, an expense will be recorded as an operating expense on the Company's Statement of Operations. Because the purpose of the pro forma statement of operations is to reflect the expected continuing impact of the merger on the Company, this adjustment has not been included. At the closing of the merger, this expense will be recorded as an operating expense. For the year ended December 31, 1997, this pro forma expense would have been $3,718,565 based on the issuance of 213,260 shares at closing on January 1, 1997 and 153,265 additional shares issued during the year in accordance with the partial satisfaction of the share balance issuance criteria described in the Agreement and Plan of Merger. Up to 686,740 shares of stock are contingently issuable for a period of up to 24 calendar quarters following the closing of the transaction. Within 30 days after the end of each calendar quarter, shares will be issued up to the level where total shares issued to the shareholder of the Adviser pursuant to the acquisition of the Adviser does not exceed 9.8% of the Company's total shares then issued and outstanding. Based on the pro forma financial statement 533,475 of these shares remain at December 31, 1997. The issuance of these additional shares will be expensed as they are issued.

     Pro forma weighted average shares outstanding consists of the historical weighted average shares outstanding of the Company, the shares issued for both mergers on January 1, 1997 and 25% of the additional shares issued for the Adviser during 1997.

(4)  Includes pro forma adjustments as follows:

     o Rental income is included from Partnership properties which have not historically been consolidated by the Company. Certain of the Partnerships' properties which are majority owned by the Company are included in the historical financial information of the Company.

     o Interest income is included from temporary cash investments and from a note receivable issued as part of the sale of a Partnership property.

     o Depreciation is included based upon the purchase price which represents the fair market value of the properties over 33 years.

     o General and administrative expenses are included primarily for legal and professional fees.

     o The Partnership interest in certain properties which are majority owned by the Company is eliminated as the historical financial statements of the Company are reflected on a consolidated basis.

                              F-24


                    AMERICAN ASSET ADVISERS TRUST, INC.
                   PRO FORMA STATEMENT OF OPERATIONS (1)
                 FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                 (UNAUDITED)


                                                              Pro Forma        Pro Forma
                                                 Historical  Adviser and     Properties and     Pro Forma
                                                  Company    Adjustments (2)  Adjustments (3)     Total

 REVENUES
     Rental income from operating leases         $  436,009             -      $  286,013       $  722,022
     Earned income from direct financing leases      85,103             -               -           85,103
     Service fee income                                   -        59,292               -           59,292
     Interest income                                 19,782             -           5,170           24,952
     TOTAL REVENUES                                 540,894         59,292        291,183          891,369

 EXPENSES
     General operating and administrative            68,793         64,778          6,714          140,285
     Reimbursements and fees to related              17,660              -              -           17,660
     Amortization                                    15,688              8              -           15,696
     Depreciation                                    56,949          4,713         67,601          129,263
     Interest                                        26,895            199              -           27,094
     Acquisition costs                              182,322       (182,322)             -                -
     TOTAL EXPENSES                                 368,307       (112,624)        74,315          329,998

 PRO FORMA INCOME BEFORE MINORITY
     INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                    172,587        171,916        216,868          561,371

 MINORITY INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                   (135,359)             -         67,680          (67,679)

 PRO FORMA NET INCOME                            $   37,228    $   171,916     $  284,548       $  493,692

 PRO FORMA EARNINGS PER SHARE:
     Basic                                       $     0.02                                     $     0.13
     Diluted                                     $     0.02                                     $     0.13

 WEIGHTED AVERAGE COMMON AND
     COMMON EQUIVALENT SHARES
     OUTSTANDING:
     Basic                                        1,926,132                                      3,797,970
     Diluted                                      1,926,132                                      3,797,970

 See Notes to Pro Forma Statement of Operations.


                                    F-25




               AMERICAN ASSET ADVISERS TRUST, INC.
           NOTES TO PRO FORMA STATEMENT OF OPERATIONS
                           (UNAUDITED)

(1) Adjustments are reflected as if the acquisition of the Partnership properties and the Adviser was effective as of January 1, 1997. The Partnership properties include the acquisition of a minority interest in several joint ventures with the Company. Pro forma adjustments from the acquisition of Partnership properties are based on the assumption that the acquisitions are approved by 50% of the limited partners and that none of the partners elect to take a note in lieu of Company stock. The pro forma entries assume that the Company will maintain control over the properties to be acquired.

(2)  Includes pro forma adjustments as follows:

     o Elimination of service fee income recorded by the Adviser for administrative, acquisition and management services provided to the Company. Administrative service fees were previously expensed by the Company and the remaining fees were previously capitalized.

     o Elimination of dividend income earned from the Adviser's stock ownership in the Company prior to the merger.

     o Elimination of general and administrative expenses of the Adviser which have been allocated to the Company or have been capitalized in connection with the acquisition and development of properties acquired during the period.

     o Elimination of income tax provision recorded by the Adviser as the Company is qualified as a real estate investment trust and is not a tax paying entity.

(3)  Includes pro forma adjustments as follows:

     o Rental income is included from Partnership properties which have not historically been consolidated by the Company. Certain of the Partnerships' properties which are majority owned by the Company are included in the historical financial information of the Company.

     o Interest income is included from temporary cash investments and from a note receivable issued as part of the sale of a Partnership property.

     o Depreciation is included based upon the purchase price which represents the fair market value of the properties over 33 years.

     o General and administrative expenses are included primarily for legal and professional fees.

     o The Partnership interest in certain properties which are majority owned by the Company is eliminated as the historical financial statements of the Company are reflected on a consolidated basis.

                              F-26


                    AMERICAN ASSET ADVISERS TRUST, INC.
                        PRO FORMA BALANCE SHEET (1)
                              MARCH 31, 1998
                                (UNAUDITED)



                                                                Pro Forma       Pro Forma
                                                  Historical   Adviser and    Properties and     Pro Forma
                                                   Company    Adjustments     Adjustments         Total
 ASSETS


 Cash and cash equivalents                        $ 1,295,473           -      $    163,249 (5) $ 1,493,222
                                                                                     34,500 (9)
 Accounts receivable                                   38,046           -            12,202 (5)      50,248
 Property, net                                     25,502,340       70,750 (2)   11,007,289 (5)  36,697,879
                                                                                    117,500 (7)
 Net investment in direct financing leases          3,163,740            -                -       3,163,740
 Note receivable                                            -            -          104,428 (5)     104,428
 Other assets                                         674,590           -                 -         674,590
 Total assets                                     $30,674,189  $    70,750     $ 11,439,168     $42,184,107

 LIABILITIES & SHAREHOLDERS' & PARTNERS' EQUITY
 LIABILITIES
 Notes payable                                    $ 8,918,884           -      $  2,664,772 (8) $11,583,656
 Estimated obligation to shareholder                       -       200,000 (3)           -          200,000
 Accounts payable                                      16,047            -          117,500 (7)     150,981
                                                                                     17,434 (5)
 Capital lease payable                                     -         6,272 (4)           -            6,272
 Security deposit                                      15,050           -            12,900 (5)      27,950
 Total liabilities                                  8,949,981      206,272        2,812,606      11,968,859

 MINORITY INTEREST                                  5,256,065           -        (2,628,032)(5)   2,628,033

 SHAREHOLDERS' AND PARTNERS' EQUITY
 Preferred stock, $.01 par value, 10,000,000
   shares authorized, none issued
 Common Stock, $.01 par value, 100,000,000
   shares authorized, 1,994,804 and 3,413,053
   shares issued and outstanding on historical         19,948        2,133 (3)           37 (9)      34,131
   and pro-forma basis, respectively                                                 12,013 (6)
 Capital in excess of par value                    17,806,708    2,183,782 (3)   11,208,081 (6)  31,297,512
                                                                    70,750 (2)
                                                                    (6,272)(4)       34,463 (9)
 Accumulated distributions in excess of earnings   (1,358,513)  (2,385,915)(3)            -      (3,744,428)

 Total shareholders' and partners' equity          16,468,143     (135,522)      11,254,594      27,587,215

 Total liabilities and shareholders' and
   partners' equity                               $30,674,189  $    70,750     $ 11,439,168     $42,184,107


 See Notes to Pro Forma Balance Sheet.


                                    F-27



               AMERICAN ASSET ADVISERS TRUST, INC.
                NOTES TO PRO FORMA BALANCE SHEET
                           (UNAUDITED)

(1) Adjustments are reflected as if the acquisition of the Partnership properties and the Adviser were completed on March 31, 1998. The Partnership properties include the acquisition of a minority interest in several joint ventures with the Company. Pro forma adjustments from the acquisition of the Partnership properties are based on the assumption that the acquisitions are approved by 50% of the limited partners and that 20% of these partners elect to take a note in lieu of Company stock. All of the Partnership properties have the same characteristics and, therefore, the 50% assumption is provided to assist the reader in evaluating various scenarios. The pro forma entries assume that the Company will maintain control over the properties to be acquired.

(2)  Represents the addition of office furniture and equipment.

(3) Represents the issuance of 213,260 shares of Common Stock in consideration for the acquisition of the Adviser at a price of $10.25 per share, the selling price under the Company's current offering, plus an estimated obligation to the shareholder of the Adviser in the amount of $200,000 plus estimated transaction costs of $465,000. This amount has been accounted for as costs incurred in acquiring the Adviser from a related party because the Adviser has not been deemed to quality as a "business" for purposes of applying APB Opinion No. 16, "Business Combinations". This adjustment does not include any shares potentially issuable in accordance with the Agreement and Plan of Merger since the Pro Forma Balance Sheet was prepared as if the merger occurred on March 31, 1998 and the issuance of any additional shares is dependent upon the achievement of events subsequent to the closing of the merger. As of March 31, 1998, all of the $465,000 of transaction costs had been incurred and charged to expense.

     Consideration for the Adviser                       $ 2,385,915
     (to be expensed upon consummation of transaction)

     Common Stock issued                                 $     2,133
     Capital in excess of par value                        2,183,782
     Retained earnings                                    (2,385,915)
     Net decrease in equity                              $   200,000

     The $200,000 estimated obligation to the shareholder of the Adviser represents the estimated excess current liabilities over the current assets of the Adviser at the closing date ("Current Liability Excess"). This amount is payable at the election of the Company in either cash or common stock valued at a price of $10.25 per share. The remaining share balance will be reduced by the number of shares equal to the Current Liability Excess divided by $10.25.

     In addition, up to 686,740 shares of stock valued at $7,039,085 are contingently issuable for a period of up to 24 calendar quarters following the closing of the transaction. Within 30 days after the end of each calendar quarter, shares will be issued up to the level where total shares issued to the shareholder of the Adviser pursuant to the acquisition of the Adviser does not exceed 9.8% of the Company's total shares then issued and outstanding. The issuance of these additional shares will be expensed as they are issued.

(4) Represents a capital lease obligation related to office equipment.

                                   F-28

(5) Represents adjustments for the purchase method of accounting whereby the real estate owned by the Partnerships is allocated based on the estimated fair market value and the cash, receivables, payables and security deposits of the Partnerships is recorded at book value, which approximates its fair value, as follows:

                                          Real Estate     Other         Total
     Taylor Income Investors III, Ltd.   $   494,909   $   15,998  $   510,907
     Taylor Income Investors IV, Ltd.        229,062       64,144      293,206
     Taylor Income Investors V, Ltd.         162,483       53,759      216,242
     Taylor Income Investors VI, Ltd.        148,473         (250)      148,223
     AAA Net Realty Fund VII, Ltd.           470,164       14,422      484,586
     AAA Net Realty Fund VIII, Ltd.          940,328       21,466      961,794
     AAA Net Realty Fund Goodyear, Ltd.      519,655       17,041      536,696
     AAA Net Realty Fund IX, Ltd.          2,449,802       34,236    2,484,038
     AAA Net Realty Fund X, Ltd.           5,147,058      (11,594)    5,135,464
     AAA Net Realty Fund XI, Ltd.          3,073,387       40,323    3,113,710
                                          13,635,321      249,545   13,884,866
     Less:  Minority Interest              2,628,032            -    2,628,032

     Net Adjustment                      $11,007,289   $  249,545  $11,256,834


(6) Represents the issuance of 1,201,295 shares of Company stock valued at $11,220,094 based upon a per share price of $9.34 as follows:



                                        Exchange   L.P. Units   Trust Shares
                                          Ratio   Outstanding      Issued       Value

     Taylor Income Investors III, Ltd.     116.92     378.00      44,197     $   412,798
     Taylor Income Investors IV, Ltd.      102.91     246.00      25,316         236,452
     Taylor Income Investors V, Ltd.        97.21     192.00      18,665         174,333
     Taylor Income Investors VI, Ltd.      106.89     120.00      12,826         119,799
     AAA Net Realty Fund VII, Ltd.          92.22     450.00      41,501         387,617
     AAA Net Realty Fund VIII, Ltd.        110.72     744.00      82,374         769,373
     AAA Net Realty Fund Goodyear, Ltd.     86.08     534.00      45,969         429,352
     AAA Net Realty Fund IX, Ltd.           99.68    2156.20     214,924       2,007,390
     AAA Net Realty Fund X, Ltd.            97.00    4581.45     444,403       4,150,722
     AAA Net Realty Fund XI, Ltd.           95.38    2824.49     269,406       2,516,256

     Total Limited Partners                                    1,199,581      11,204,092

     General Partners                                              1,714          16,002

     Total                                                     1,201,295     $11,220,094

(7) Represents estimated legal and professional fees, which will be capitalized as acquisition costs.

(8) Represents notes to 20% of the limited partners in lieu of Company stock payable at 95% of the fair value of the Partnerships' net assets.

(9) Represents the issuance of 3,694 shares of the Company's stock based upon a per share price of $9.34. The shares will be acquired with cash by the Company's president.

                              F-29



                     AMERICAN ASSET ADVISERS TRUST, INC.
                      PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 1997
                                (UNAUDITED)


                                                           Pro Forma        Pro Forma
                                              Historical  Adviser and     Properties and     Pro Forma
                                               Company    Adjustments (2)  Adjustments (4)     Total

 REVENUES
     Rental income from operating leases      $1,217,187             -      $1,079,992     $2,297,179
     Earned income from direct financing         339,628             -               -        339,628
     Service fee income                                -       167,435               -        167,435
     Commission income, net                            -       141,813               -        141,813
     Interest income                             153,895             -          12,418        166,313
     TOTAL REVENUES                            1,710,710       309,248       1,092,410      3,112,368

 EXPENSES
     General operating and administrative        112,464        76,913          26,855        216,232
     Reimbursements and fees to related party    106,504             -               -        106,504
     Amortization                                 62,754            32               -         62,786
     Depreciation                                146,015        15,431         270,404        431,850
     Interest                                      6,000        18,202         159,887        184,089
     Acquisition costs                           282,890      (282,890)              -              -
     TOTAL EXPENSES                              716,627      (172,312)        457,146      1,001,461

 PRO FORMA INCOME BEFORE MINORITY
     INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                 994,083       481,560         635,264      2,110,907

 MINORITY INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                (455,226)            -         227,613       (227,613)

 PRO FORMA NET INCOME                         $  538,857   $   481,560      $  862,877     $1,883,294

 PRO FORMA EARNINGS PER SHARE:
     Basic                                    $     0.34                                   $     0.63
     Diluted                                  $     0.33                                   $     0.61

 WEIGHTED AVERAGE COMMON AND
     COMMON EQUIVALENT SHARES
     OUTSTANDING:
     Basic                                     1,563,048                                    3,011,456
     Diluted                                   1,624,217                                    3,072,625

 See Notes to Pro Forma Statement of Operations.


                                    F-30


               AMERICAN ASSET ADVISERS TRUST, INC.
           NOTES TO PRO FORMA STATEMENT OF OPERATIONS
                           (UNAUDITED)

(1) Adjustments are reflected as if the acquisition of the Partnership properties and the Adviser was effective as of January 1, 1997. The Partnership properties include the acquisition of a minority interest in several joint ventures with the Company.
     Pro forma adjustments from the acquisition of Partnership properties are based on the assumption that the acquisitions are approved by 50% of the limited partners and that 20% of the partners elect to take a note in lieu of Company stock. The pro forma entries assume that the Company will maintain control over the properties to be acquired.

(2)  Includes pro forma adjustments as follows:

     o Elimination of service fee income recorded by the Adviser for administrative, acquisition and management services provided to the Company. Administrative service fees were previously expensed by the Company and the remaining fees were previously capitalized.

     o Elimination of dividend income earned from the Adviser's stock ownership in the Company prior to the merger.

     o Elimination of general and administrative expenses of the Adviser which have been allocated to the Company or have been capitalized in connection with the acquisition and development of properties acquired during the period.

     o Elimination of income tax provision recorded by the Adviser as the Company is qualified as a real estate investment trust and is not a tax paying entity.

(3) To the extent that the consideration paid for the Adviser exceeds the fair market value of the net tangible assets received, an expense will be recorded as an operating expense on the Company's Statement of Operations. Because the purpose of the pro forma statement of operations is to reflect the expected continuing impact of the merger on the Company, this adjustment has not been included. At the closing of the merger, this expense will be recorded as an operating expense. For the year ended December 31, 1997, this pro forma expense would have been $3,392,275 based on the issuance of 213,260 shares at closing on January 1, 1997 and 120,636 additional shares issued during the year in accordance with the partial satisfaction of the share balance issuance criteria described in the Agreement and Plan of Merger. Up to 686,740 shares of stock are contingently issuable for a period of up to 24 calendar quarters following the closing of the transaction. Within 30 days after the end of each calendar quarter, shares will be issued up to the level where total shares issued to the shareholder of the Adviser pursuant to the acquisition of the Adviser does not exceed 9.8% of the Company's total shares then issued and outstanding. Based on the pro forma financial statement 566,104 of the shares remain at December 31, 1997. The issuance of these additional shares will be expensed as they are issued.

     Pro forma weighted average shares outstanding consists of the historical weighted average shares outstanding of the Company, the shares issued for both mergers on January 1, 1997 and 25% of the additional shares issued for the Adviser during 1997.

(4)  Includes pro forma adjustments as follows:

     o Rental income is included from Partnership properties which have not historically been consolidated by the Company. Certain of the Partnerships' properties which are majority owned by the Company are included in the historical financial information of the Company.

     o Interest income is included from temporary cash investments and from a note receivable issued as part of the sale of a Partnership property.

     o Depreciation is included based upon the purchase price which represents the fair market value of the properties over 33 years.

     o Interest expense on notes payable to certain limited partners computed at 6% of the outstanding balance.

     o General and administrative expenses are included primarily for legal and professional fees.

     o The Partnership interest in certain properties which are majority owned by the Company is eliminated as the historical financial statements of the Company are reflected on a consolidated basis.

                                    F-31


                    AMERICAN ASSET ADVISERS TRUST, INC.
                   PRO FORMA STATEMENT OF OPERATIONS (1)
                 FOR THE THREE MONTHS ENDED MARCH 31, 1998
                                 (UNAUDITED)


                                                              Pro Forma        Pro Forma
                                                 Historical  Adviser and     Properties and     Pro Forma
                                                  Company    Adjustments (2)  Adjustments (3)     Total

 REVENUES
     Rental income from operating leases         $  436,009             -      $  286,013       $  722,022
     Earned income from direct financing leases      85,103             -               -           85,103
     Service fee income                                   -        59,292               -           59,292
     Interest income                                 19,782             -           5,170           24,952
     TOTAL REVENUES                                 540,894         59,292        291,183          891,369

 EXPENSES
     General operating and administrative            68,793         64,778          6,714          140,285
     Reimbursements and fees to related              17,660              -              -           17,660
     Amortization                                    15,688              8              -           15,696
     Depreciation                                    56,949          4,713         67,601          129,263
     Interest                                        26,895            199         39,971           67,065
     Acquisition costs                              182,322       (182,322)             -                -
     TOTAL EXPENSES                                 368,307       (112,624)       114,286          369,969

 PRO FORMA INCOME BEFORE MINORITY
     INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                    172,587        171,916        176,897          521,400

 MINORITY INTEREST IN NET INCOME OF
     CONSOLIDATED JOINT VENTURES                   (135,359)             -         67,680          (67,679)

 PRO FORMA NET INCOME                            $   37,228    $   171,916     $  244,577       $  453,721

 PRO FORMA EARNINGS PER SHARE:
     Basic                                       $     0.02                                     $     0.13
     Diluted                                     $     0.02                                     $     0.13

 WEIGHTED AVERAGE COMMON AND
     COMMON EQUIVALENT SHARES
     OUTSTANDING:
     Basic                                        1,926,132                                      3,465,017
     Diluted                                      1,926,132                                      3,465,017

 See Notes to Pro Forma Statement of Operations.


                                    F-32



               AMERICAN ASSET ADVISERS TRUST, INC.
           NOTES TO PRO FORMA STATEMENT OF OPERATIONS
                           (UNAUDITED)

(1) Adjustments are reflected as if the acquisition of the Partnership properties and the Adviser was effective as of January 1, 1997. The Partnership properties include the acquisition of a minority interest in several joint ventures with the Company.
     Pro forma adjustments from the acquisition of Partnership properties are based on the assumption that the acquisitions are approved by 50% of the limited partners and that 20% of the partners elect to take a note in lieu of Company stock. The pro forma entries assume that the Company will maintain control over the properties to be acquired.

(2)  Includes pro forma adjustments as follows:

     o Elimination of service fee income recorded by the Adviser for administrative, acquisition and management services provided to the Company. Administrative service fees were previously expensed by the Company and the remaining fees were previously capitalized.

     o Elimination of dividend income earned from the Adviser's stock ownership in the Company prior to the merger.

     o Elimination of general and administrative expenses of the Adviser which have been allocated to the Company or have been capitalized in connection with the acquisition and development of properties acquired during the period.

     o Elimination of income tax provision recorded by the Adviser as the Company is qualified as a real estate investment trust and is not a tax paying entity.

(3)  Includes pro forma adjustments as follows:

     o Rental income is included from Partnership properties which have not historically been consolidated by the Company. Certain of the Partnerships' properties which are majority owned by the Company are included in the historical financial information of the Company.

     o Interest income is included from temporary cash investments and from a note receivable issued as part of the sale of a Partnership property.

     o Depreciation is included based upon the purchase price which represents the fair market value of the properties over 33 years.

     o Interest expense on notes payable to certain limited partners computed at 6% of the outstanding balance.

     o General and administrative expenses are included primarily for legal and professional fees.

     o The Partnership interest in certain properties which are majority owned by the Company is eliminated as the historical financial statements of the Company are reflected on a consolidated basis.

                                   F-33


                          PART I - FINANCIAL INFORMATION

Item 1. Financial Statements

                        AMERICAN ASSET ADVISERS TRUST, INC.
                           CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1998
                                  (Unaudited)

 ASSETS
 Cash and cash equivalents                                         $ 1,295,473
 Accounts receivable                                                    38,046
 Property:
   Escrow deposits                                                      11,000
   Land                                                              6,836,971
   Land under development                                              750,000
   Buildings                                                         9,958,973
   Construction in progress                                          8,343,617
                                                                    25,900,561
   Accumulated depreciation                                           (398,221)
     Total property                                                 25,502,340
 Net investment in direct financing leases                           3,163,740
 Other assets:
   Prepaid acquisition costs                                           401,762
   Accrued rental income                                               198,421
   Organization costs, net of accumulated amortization of $239,361      74,407
     Total other assets                                                674,590
 TOTAL ASSETS                                                      $30,674,189

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Liabilities:
   Notes payable                                                   $ 8,918,884
   Accounts payable                                                     16,047
   Security deposit                                                     15,050
     TOTAL LIABILITIES                                               8,949,981
 Minority interest                                                   5,256,065
 Commitments (Note 6)
 Shareholders' equity:
   Preferred stock, $.01 par value, 10,000,000 shares authorized, none issued
   Common stock, $.01 par value, 100,000,000 shares authorized,
     1,994,804 shares issued and outstanding                            19,948
   Capital in excess of par value                                   17,806,708
   Accumulated distributions in excess of earnings                  (1,358,513)
     TOTAL SHAREHOLDERS' EQUITY                                     16,468,143
 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                        $30,674,189

 See Notes to Consolidated Financial Statements.

                                    F-34

                    AMERICAN ASSET ADVISERS TRUST, INC.
                     CONSOLIDATED STATEMENTS OF INCOME
      FOR THE THREE MONTHS ENDED MARCH 31, 1998 AND MARCH 31, 1997
                                (Unaudited)

                                                             Year to Date
                                                          1998           1997
 Revenues:
   Rental income from operating leases                 $436,009       $252,610
   Earned income from direct financing leases            85,103         84,841
   Interest income                                       19,782         29,528

     Total revenues                                     540,894        366,979

 Expenses:
   General operating and administrative                  68,793         31,544
   Reimbursements and fees to related party              17,660         13,692
   Interest                                              26,895          3,000
   Depreciation                                          56,949         28,437
   Amortization                                          15,688         15,688
   Potential acquisition costs                          182,322              -

     Total expenses                                     368,307         92,361

 Income before minority interest in net income of
   consolidated joint ventures                          172,587        274,618

 Minority interest in net income of consolidated
   joint ventures                                      (135,359)       (93,451)

 Net income                                            $ 37,228       $181,167


 Basic earnings per share                              $   0.02       $   0.14
 Diluted earnings per share                            $   0.02       $   0.13

 Weighted average number of common shares
   outstanding                                        1,926,132      1,305,192
 Weighted average number of common shares
   outstanding plus dilutive potential common shares  1,926,132      1,366,671


 See Notes to Consolidated Financial Statements.

                                    F-35

                     AMERICAN ASSET ADVISERS TRUST, INC.
                    CONSOLIDATED STATEMENTS OF CASH FLOWS
       FOR THE THREE MONTHS ENDED MARCH 31, 1998 AND MARCH 31, 1997
                                (Unaudited)

                                                             Year to Date
                                                          1998          1997
 Cash flows from operating activities:
   Net income                                          $  37,228     $ 181,167
   Adjustments to reconcile net income to net cash
     flows from operating activities:
       Amortization                                       15,688        15,688
       Depreciation                                       56,949        28,437
       Decrease in accounts receivable                    86,554         5,119
       Increase (decrease)  in accounts payable          (92,776)        3,409
       Cash receipts from direct financing leases
         less than income recognized                      (2,544)       (2,284)
       Decrease in escrow deposits, net of
         minority interest partners                          100             -
       Increase in accrued rental income                 (30,242)      (19,473)
       Increase in minority interest                     135,359        93,451
         Net cash provided by operating activities       206,316       305,514

 Cash flows from investing activities:
   Acquisition of real estate:
     Accounted for under the operating lease method   (2,379,266)       (1,999)
     Construction in progress                         (1,352,257)            -
   Change in prepaid acquisition costs                   (29,076)      (80,444)
     Net cash used in investing activities            (3,760,599)      (82,443)

 Cash flows from financing activities:
   Proceeds from issuance of stock, net                1,142,674     1,373,907
   Proceeds from notes payable                         2,787,395             -
   Distributions paid to shareholders                   (341,965)     (227,386)
   Distributions to minority interest partners          (140,088)      (94,713)
     Net cash provided by financing activities         3,448,016     1,051,808

 Net (decrease) increase in cash and cash equivalents   (106,267)    1,274,879
 Cash and cash equivalents at beginning of period      1,401,740     1,616,311
 Cash and cash equivalents at end of period          $ 1,295,473   $ 2,891,190


 See Notes to Consolidated Financial Statements.

                                    F-36


                   AMERICAN ASSET ADVISERS TRUST, INC.

               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
       FOR THE THREE MONTHS ENDED MARCH 31, 1998 AND MARCH 31, 1997
                                (Unaudited)


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    American Asset Advisers Trust, Inc. ("the Company") was incorporated on August 17, 1993 as a Maryland corporation. The initial issuance of 20,001 shares of stock for $200,010 was to American Asset Advisers Realty Corporation ("AAA"). Commencing March 17, 1994, the Company offered up to 2,000,000 additional shares of common stock together with 1,000,000 warrants. The warrants were exercisable at $9 per share until March 15, 1998. The offering period of the initial public offering terminated on March 15, 1996 with 1,008,252 shares being issued. On June 18, 1996, the Company commenced a follow-on offering of up to 2,853,659 additional shares of its common stock. The offering will terminate June 17, 1998, unless terminated earlier. As of March 31, 1998, 966,551 shares in this second offering were issued, bringing the total shares issued and outstanding to 1,994,804 shares.

    The Company was formed with the intention to qualify and to operate as a real estate investment trust under federal tax laws. The Company will acquire commercial and industrial properties using invested and borrowed funds. AAA, a related party, manages the selection, acquisition and supervision of the operation of the properties.

    The consolidated financial statements include the accounts of American Asset Advisers Trust, Inc. and its six joint ventures with related parties. The Company owns greater than 50% of these joint ventures and exercises control over operations.

    The financial records of the Company are maintained on the accrual basis of accounting whereby revenues are recognized when earned and expenses are reflected when incurred.

    For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.
    There has been no cash paid for income taxes during 1998 or 1997. For the three months ended March 31, 1998, the Company paid interest of $153,503, of which $126,608 was capitalized on properties under construction. There was no other cash paid for interest during the first quarter of 1998 or 1997.

    Real estate is leased to others on a net lease basis whereby all operating expenses related to the properties including property taxes, insurance and common area maintenance are the responsibility of the tenant. The leases are accounted for under the operating method or the direct financing method.

    Under the operating lease method, the properties are recorded at cost. Rental income is recognized ratably over the life of the lease and depreciation is charged based upon the estimated useful life of the property.

    Under the direct financing lease method, properties are recorded at their net investment. Unearned income is deferred and amortized to income over the life of the lease so as to produce a constant periodic rate of return.

    Expenditures related to the development of real estate are carried at cost plus capitalized carrying charges, acquisition

                                  F-37

    costs and development costs. Carrying charges, primarily interest and loan acquisition costs, and direct and indirect development costs related to buildings under construction are capitalized as part of construction in progress.

    Management reviews its properties for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets, including accrued rental income, may not be recoverable through operations. Management determines whether an impairment in value occurred by comparing the estimated future cash flows (undiscounted and without interest charges), including the residual value of the property, with the carrying cost of the individual property. If an impairment is indicated, a loss will be recorded for the amount by which the carrying value of the asset exceeds its fair value.

    Buildings are depreciated using the straight-line method over an estimated useful life of 39 years.

    Organization costs incurred in the formation of the Company are amortized on a straight-line basis over five years.

    Issuance costs incurred in the raising of capital through the sale of common stock are treated as a reduction of shareholders' equity.

    The Company is qualified as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, and is, therefore, not subject to Federal income taxes provided it meets all conditions specified by the Internal Revenue Code for retaining its REIT status, including the requirement that at least 95% of its real estate investment trust taxable income is distributed by March 15 of the following year.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    The Company believes the carrying value of financial instruments consisting of cash, cash equivalents, accounts receivable and accounts and notes payable approximate their fair value.

    The accompanying unaudited financial statements have been prepared in accordance with the instructions to Form 10-QSB and do not include all of the disclosures required by generally accepted accounting principles. The financial statements reflect all normal and recurring adjustments which are, in the opinion of management, necessary to present a fair statement of results for the three month periods ended March 31, 1998 and March 31, 1997.

    The financial statements of American Asset Advisers Trust,
    Inc. contained herein should be read in conjunction with the financial statements included in the Company's annual report on Form 10-KSB for the year ended December 31, 1997.

2.  RELATED PARTY TRANSACTIONS

    AAA owns 20,001 shares of the Company's stock. The common stock of AAA is wholly owned by the president and director of the Company. In addition, the Company has entered into an Omnibus Services Agreement with AAA whereby AAA provides property acquisition, leasing, administrative and management services for the Company. Reimbursements and fees of $17,660 and $13,692 were incurred and charged to expense for the first quarter of 1998 and 1997, respectively.

                                  F-38

    AAA has incurred certain costs in connection with the organization and syndication of the Company. Reimbursement of these costs become obligations of the Company in accordance with the terms of the offering. Costs of $18,974 and $37,992 were incurred by AAA for the first quarter of 1998 and 1997, respectively, in connection with the issuance and marketing of the Company's stock. These costs are reflected as issuance costs and are recorded as a reduction to capital in excess of par value.

    Acquisition fees, including real estate commissions, finders fees, consulting fees and any other non-recurring fees incurred in connection with locating, evaluating and selecting properties and structuring and negotiating the acquisition of properties are included in the basis of the properties. Acquisition fees of $55,428 and $80,063 were incurred and paid to AAA for the first quarter of 1998 and 1997, respectively. Acquisition fees paid to AAA included $401,762 that was earned prior to purchasing certain properties.

    On August 8, 1997, the Company entered into a loan agreement as the lender with AmReit Development Corp., an entity with common management, in the amount of $2,247,254 for the purpose of developing a property in Lake Jackson, Texas that was acquired by the Company upon completion of the property. As of March 31, 1998, the loan was repaid in full. The loan had interest at the prime lending rate.

    On October 16, 1997, the Company entered into a joint venture with AAA Net Realty XI, Ltd., an entity with common management. The joint venture was formed for the purchase of a property, which is being operated as a Hollywood Video store in Lafayette, Louisiana. The property was purchased on October 31, 1997 after the construction was completed. The Company's interest in the joint venture is 74.58%.

    On February 11, 1997, the Company entered into a joint venture with AAA Net Realty XI, Ltd. The joint venture was formed for the purchase of a property, which is being operated as a Just For Feet retail store in Baton Rouge, Louisiana. The property was purchased on June 9, 1997 after the construction was completed. The Company's interest in the joint venture is 51%.

    On September 23, 1996, the Company entered into a joint venture with AAA Net Realty XI, Ltd. The joint venture was formed for the purchase of a parcel of land in The Woodlands, Texas upon which the tenant, Bank United, constructed a branch bank building at its cost. At the termination of the lease the improvements will be owned by the joint venture. The Company's interest in the joint venture is 51%.

    On April 5, 1996, the Company entered into a joint venture with AAA Net Realty Fund XI, Ltd. and AAA Net Realty Fund X, Ltd., entities with common management, for the purchase of a property which is being operated as a Just For Feet retail store in Tucson, Arizona. The property was purchased on September 11, 1996 after the construction was completed. The Company's interest in the joint venture is 51.9%.

    On September 12, 1995, the Company entered into a joint venture agreement with AAA Net Realty Fund XI, Ltd. for the purchase of a property, which is being operated as a Blockbuster Music Store in Wichita, Kansas. The Company's interest in the joint venture is 51%.

3.  NOTES PAYABLE

    In December 1997, the Company entered into an amended and restated unsecured revolving credit agreement (the "Amended Credit Agreement") with a borrowing capacity up to $15,000,000 through February 1999. The actual amount available to the Company is dependent on certain covenants such as the value of unencumbered assets. The Amended Credit Agreement currently bears interest at 2.00% over varying London Interbank Offered Rates and it is being used to acquire additional properties. As of March 31, 1998, $8,768,884 was outstanding under the Amended Credit Agreement.

                                   F-39

    In addition, the Company has a note payable to its president in the amount of $150,000 plus accrued interest totaling $20,000 as of March 31, 1998. This note is unsecured, payable upon demand and bears interest at 8%. Interest incurred on this note was $3,000 in the first quarter of 1998 (which was capitalized) and $3,000 in the first quarter of 1997.

4.  MAJOR TENANTS

    The following schedule summarizes rental income by lessee for the three months ended March 31, 1998 and March 31, 1997:

                                                    Year to Date
                                                   1998       1997

  Tandy Corporation                           $  27,225   $  27,225
  America's Favorite Chicken Co.                 24,566      24,482
  Blockbuster Music Retail, Inc.                 94,476      94,476
  One Care Health Industries, Inc.               50,409      50,409
  Just For Feet, Inc.                           184,552     101,410
  Bank United                                    39,449      39,449
  Hollywood Entertainment Corp.                  72,137           -
  OfficeMax, Inc.                                28,298           -
                                               $521,112    $337,451

5.  EARNINGS PER SHARE

    Basic earnings per share has been computed by dividing net income by the weighted average number of common shares outstanding. Diluted earnings per share has been computed by dividing net income (as adjusted) by the weighted average number of common shares outstanding plus dilutive potential common shares.

6.  COMMITMENTS

    At March 31, 1998, the Company is committed to incur additional costs of approximately $760,000 in connection with properties under development.

    At a special meeting of the Company's Board of Directors held on December 31, 1997, the Board of Directors, other than Mr.
    H. Kerr Taylor, who abstained from the vote due to his interest in the transaction, approved the Company's becoming a self-managed REIT through the acquisition of AAA. In pursuing this acquisition, the Company will incur additional costs of approximately $100,000. Such costs incurred in 1998 of $182,322 were charged to expense. If approved by the shareholders and consummated, the Company will initially issue 213,260 shares. The fair market value of the shares paid in consideration will be charged to expense. In addition, the Company may issue 686,740 additional shares upon the achievement of certain goals. The fair market value of such shares will be charged to expense.

                                   F-40

Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations.

The Company was organized on August 17, 1993 to acquire, either directly or through joint venture arrangements, undeveloped, newly constructed and existing net-lease real estate that is located primarily on corner or out-parcel locations in strong commercial corridors, to lease on a net-lease basis to tenants having a minimum net worth of $40 million and to hold the properties with the expectation of equity appreciation producing a steadily rising income stream for its shareholders.

AAA has conducted a comprehensive review of its computer systems to identify the systems that could be affected by the Year 2000 Issue. The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. AAA's hardware and software are believed to be Year 2000 compliant. Accordingly, the Company does not expect to incur any material costs in connection with the compliance of the Year 2000 Issue.

LIQUIDITY AND CAPITAL RESOURCES

The initial issuance of 20,001 shares of stock for $200,010 was to AAA. On March 17, 1994, the Company commenced an offering of 2,000,000 Shares of Common Stock, together with 1,000,000 Warrants (collectively "Securities"). Until the completion of the offering in March 1996, the Securities were offered on the basis of two (2) Shares of Common Stock and one (1) Warrant for a total purchase price of $20.00. The Shares and Warrants are separately transferable by an investor. Each Warrant entitled the holder to purchase one Share for $9.00 until March 15, 1998. The offering period for the initial public offering terminated on March 15, 1996 with gross proceeds totaling $10,082,520 (1,008,252 shares). On June 18, 1996, the Company commenced a follow-on offering of up to $29,250,000 (2,853,659 shares) of additional shares of its common stock. The offering will terminate June 17, 1998 unless terminated earlier. As of March 31, 1998, gross proceeds had been received for $9,838,388 (966,551 shares) in this second offering bringing the total gross proceeds to $20,120,918 (1,994,804 shares).

In December 1997, the Company entered into an amended and restated unsecured revolving credit agreement (the "Amended Credit Agreement") with a borrowing capacity up to $15,000,000 through February 1999. The actual amount available to the Company is dependent on certain covenants such as the value of unencumbered assets. The Amended Credit Agreement currently bears interest at 2.00% over varying London Interbank Offered Rates and it is being used to acquire additional properties. As of March 31, 1998, $8,768,884 was outstanding under the Amended Credit Agreement. These funds were advanced to third parties and entities with common management to develop properties that will be acquired by the Company upon completion.

The Company has an investment strategy of acquiring properties and leasing them under net-leases to corporations having a minimum net worth of $40 million, which strategy minimizes the Company's operating expenses. The Company believes that the leases will continue to generate cash flow in excess of operating expenses. Due to low operating expenses and ongoing cash flow, the Company does not believe that large working capital reserves are necessary at this time. In addition, because all leases of the Company's Properties are and are intended to continue to be on a net-lease basis, it is not anticipated that a large reserve for maintenance and repairs will be necessary. The Company intends to distribute a significant portion of its funds from operations unless it becomes necessary to maintain additional reserves.

                                    F-41

As of March 31, 1998, the Company had acquired seven Properties directly and five Properties through joint ventures with entities with common management and had invested $14,649,515, exclusive of any minority interests, including certain acquisition expenses related to the Company's investment in these properties. These expenditures resulted in a corresponding decrease in the Company's liquidity.

Until the Company acquires Properties, proceeds are held in short-term, highly liquid investments that the Company believes to have appropriate safety of principal. This investment strategy has allowed, and continues to allow, high liquidity to facilitate the Company's use of these funds to acquire properties at such time as properties suitable for acquisition are located. At March 31, 1998, the Company's cash and cash equivalents totaled $1,295,473.

Inflation has had very little effect on income from operations. Management expects that increases in store sales volumes due to inflation as well as increases in the Consumer Price Index (C.P.I.), may contribute to capital appreciation of the Company Properties. These factors, however, also may have an adverse impact on the operating margins of the tenants of the Properties.

FUNDS FROM OPERATIONS

Funds from operations (FFO) increased $66,895 or 32% to $276,499 for the three month period ended March 31, 1998 from $209,604 for the three month period ended March 31, 1997. The Company has adopted the National Association of Real Estate Investment Trusts (NAREIT) definition of FFO. FFO is calculated as net income (computed in accordance with generally accepted accounting principles) excluding gains or losses from sales of property, depreciation and amortization of real estate assets, and nonrecurring items of income or expense. For purposes of the table below, FFO excludes the nonrecurring potential acquisition costs. FFO is generally considered by industry analysts to be the most appropriate measure of performance and does not necessarily represent cash provided by operating activities in accordance with generally accepted accounting principles and are not necessarily indicative of cash available to meet cash needs. Management considers FFO an appropriate measure of performance of an equity REIT because it is predicated on cash flow analysis. The Company's computation of FFO may differ from the methodology for calculating FFO utilized by other equity REIT's and, therefore, may not be comparable to such other REIT's. FFO is not defined by generally accepted accounting principles and should not be considered an alternative to net income as an indication of the Company's performance.

Below is the reconciliation of net income to funds from operations for the three months ended March 31:

                                              1998          1997
Net income                                $   37,228    $  181,167
Plus depreciation                             56,949        28,437
Plus potential acquisition costs             182,322             -
Total funds from operations               $  276,499    $  209,604

Cash flows from operating activities, investing activities, and financing activities for the three months ended March 31 are presented below:

                                              1998          1997
Operating activities                      $   206,316    $   305,514
Investing activities                      $(3,760,599)   $   (82,443)
Financing activities                      $ 3,448,016    $ 1,051,808

                                    F-42

RESULTS OF OPERATIONS

During the three months ended March 31, 1998 and March 31, 1997, the Company owned and leased 12 and 8 properties, respectively. During the three months ended March 31, 1998 and March 31, 1997, the Company earned $521,112 and $337,451, respectively, in rental income from operating leases and earned income from direct financing leases. This 54 percent increase in rental income and earned income is primarily attributable to rental income earned on the four additional properties owned during 1998.

During the three months ended March 31, 1998 and March 31, 1997, the Company's expenses were $368,307 and $92,361, respectively. The $275,946 increase in expenses is primarily attributable to $182,322 of costs incurred during the first quarter of 1998 related to potential acquisition costs related to the proposed acquisition of the Company's adviser. The increase is also attributable to (I) a $37,249 increase in general operating and administrative expenses primarily attributable to an increase in legal fees and director fees, and (ii) a $28,512 increase in depreciation as a result of the depreciation of the additional properties owned during 1998, and (iii) a $23,895 increase in interest expense as a result of higher average borrowing levels.

                                 F-43





INDEPENDENT AUDITORS' REPORT

To the Board of Directors
American Asset Advisers Trust, Inc.

We have audited the accompanying consolidated balance sheet of American Asset Advisers Trust, Inc. (the "Company") as of December 31, 1997, and the related consolidated statements of income, shareholders' equity and cash flows for each of the two years in the period ended December 31, 1997. Our audits also included the financial statement schedule listed in the Index. These financial statements and the financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether
the financial statements are free of material misstatement.   An
audit includes examining, on a test basis, evidence supporting
the amounts and disclosures in the financial statements.   An
audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1997, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 1997 in conformity with generally accepted accounting principles. Also, in our opinion, such financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.





DELOITTE & TOUCHE LLP

Houston, Texas
March 10, 1998


                                   F-44


                   AMERICAN ASSET ADVISERS TRUST, INC.
                       CONSOLIDATED BALANCE SHEET
                            DECEMBER 31, 1997


ASSETS
 Cash and cash equivalents                                    $ 1,401,740
 Accounts receivable                                              124,600
 Property:
   Escrow deposits                                                 11,100
   Land                                                         6,379,675
   Land under development                                         750,000
   Buildings                                                    8,037,003
   Construction in progress                                     6,991,360
                                                               22,169,138
   Accumulated depreciation                                      (341,272)
     Total property                                            21,827,866
 Net investment in direct financing leases                      3,161,196
 Other assets:
   Prepaid acquisition costs                                      372,686
   Accrued rental income                                          168,179
   Organization costs, net of accumulated amortization
      OF $223,672                                                  90,096
     Total other assets                                           630,961
 TOTAL ASSETS                                                 $27,146,363

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Liabilities:
   Notes payable                                              $ 6,131,489
   Accounts payable                                               108,823
   Security deposit                                                15,050
     TOTAL LIABILITIES                                          6,255,362
 Minority interest                                              5,260,795
 Commitments (Note 10)
 Shareholders' equity:
   Preferred stock, $.01 par value, 10,000,000 shares
      authorized, none issued
   Common stock, $.01 par value, 100,000,000 shares
      authorized, 1,868,213 shares issued and outstanding          18,682
   Capital in excess of par value                              16,665,300
   Accumulated distributions in excess of earnings             (1,053,776)
     TOTAL SHAREHOLDERS' EQUITY                                15,630,206
 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                   $27,146,363


See Notes to Consolidated Financial Statements.

                                     F-45


                     AMERICAN ASSET ADVISERS TRUST, INC.
                      CONSOLIDATED STATEMENTS OF INCOME


                                                For the Years Ended December 31,
                                                          1997          1996
Revenues:
  Rental income from operating leases                 $1,217,187    $ 780,768
  Earned income from direct financing leases             339,628      144,020
  Interest income                                        153,895      137,528

    Total revenues                                     1,710,710    1,062,316

Expenses:
  General operating and administrative                   112,464       84,414
  Reimbursements and fees to related party               106,504       37,910
  Interest                                                 6,000        5,000
  Depreciation and amortization                          208,769      175,533
  Potential acquisition costs                            282,890            -

    Total expenses                                       716,627      302,857

Income before minority interest in net income of
  consolidated joint ventures                            994,083      759,459

Minority interest in net income of consolidated
  joint ventures                                        (455,226)    (216,652)

Net income to common shareholders                     $  538,857    $ 542,807


Basic earnings per share                              $     0.34    $    0.51
Diluted earnings per share                            $     0.33    $    0.48

Weighted average number of common shares outstanding   1,563,048    1,066,353
Weighted average number of common shares outstanding
  plus dilutive potential common shares                1,624,217    1,127,832



See Notes to Consolidated Financial Statements.

                                     F-46


                    AMERICAN ASSET ADVISERS TRUST, INC.
             CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996



                                                                            Accumulated
                                                            Capital in     distributions
                                         Common Stock        excess of     in excess of
                                       Number     Amount     par value       earnings         Total

Balance at December 31, 1995          827,876   $ 8,279   $ 7,438,368    $    (304,724)   $ 7,141,923

  Net income                                -         -             -          542,807        542,807

  Distributions ($.71 per share)            -         -             -         (737,277)      (737,277)

  Issuance of common stock            377,049     3,770     3,810,883                -      3,814,653

  Stock issuance costs                      -         -      (468,404)               -       (468,404)

Balance at December 31, 1996        1,204,925    12,049    10,780,847         (499,194)    10,293,702

  Net income                                -         -             -          538,857        538,857

  Distributions ($.72 per share)            -         -             -       (1,093,439)    (1,093,439)

  Issuance of common stock            663,288     6,633     6,783,642                -      6,790,275

  Stock issuance costs                      -         -      (899,189)               -       (899,189)

Balance at December 31, 1997        1,868,213   $18,682   $16,665,300    $  (1,053,776)   $15,630,206



See Notes to Consolidated Financial Statements.


                                            F-47


                     AMERICAN ASSET ADVISERS TRUST, INC.
                   CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                For the Years Ended December 31,
                                                         1997            1996
Cash flows from operating activities:
  Net income                                        $   538,857     $  542,807
  Adjustments to reconcile net income to net cash
    flows from operating activities:
      Amortization                                       62,754         61,789
      Depreciation                                      146,015        113,744
      Increase in accounts receivable                  (119,481)        (5,119)
      Increase (decrease)  in accounts payable           72,588        (31,246)
      Cash receipts from direct financing leases
        greater (less) than income recognized            (9,398)         1,017
      Decrease (increase) in escrow deposits, net of
        minority interest partners                        27,150       (38,250)
      Increase in accrued rental income                  (93,554)      (50,780)
      Increase in minority interest                      455,226       216,652
        Net cash provided by operating activities      1,080,157       810,614

Cash flows from investing activities:
  Acquisition of real estate:
    Accounted for under the operating lease method   (3,668,365)    (1,695,146)
    Accounted for under the direct financing lease            -     (1,342,805)
    Land under development                             (750,000)             -
    Construction in progress                         (6,991,360)             -
  Change in prepaid acquisition costs                  (298,350)         3,425
    Net cash used in investing activities           (11,708,075)    (3,034,526)

Cash flows from financing activities:
  Proceeds from issuance of stock, net                5,891,086      3,346,249
  Prepaid issuance costs                                101,399       (101,399)
  Proceeds from note payable                          5,981,489              -
  Distributions paid to shareholders                 (1,093,439)      (737,277)
  Distributions to minority interest partners          (467,188)      (232,311)
    Net cash provided by financing activities        10,413,347      2,275,262

Net (decrease) increase in cash and cash
  equivalents                                          (214,571)        51,350
Cash and cash equivalents at beginning of year        1,616,311      1,564,961
Cash and cash equivalents at end of year            $ 1,401,740     $1,616,311

Supplemental disclosure of non-cash financing
  activities:
  Real estate and escrow deposit contributed by
    partners of the consolidated joint ventures
      (minority interest)                           $ 1,677,659     $2,051,337


 See Notes to Consolidated Financial Statements.


                                    F-48


                   AMERICAN ASSET ADVISERS TRUST, INC.
               NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
             FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

DESCRIPTION OF BUSINESS AND NATURE OF OPERATIONS

American Asset Advisers Trust, Inc. ("the Company") was incorporated on August 17, 1993 as a Maryland corporation. The initial issuance of 20,001 shares of stock for $200,010 was to American Asset Advisers Realty Corporation ("AAA"). Commencing March 17, 1994, the Company offered up to 2,000,000 additional shares of common stock together with 1,000,000 warrants. The warrants were exercisable at $9 per share between March 17, 1997 and March 15, 1998. As of December 31, 1997, 501,583
warrants were outstanding. The offering period of the initial public offering terminated on March 15, 1996 with 1,008,252 shares being issued. On June 18, 1996, the Company commenced a follow-on offering of up to 2,853,659 additional shares of its common stock. The offering will terminate June 17, 1998 unless terminated earlier. As of December 31, 1997, 839,960 shares in this second offering were issued, bringing the total shares issued and outstanding to 1,868,213 shares.

The Company was formed to acquire commercial and industrial real estate properties using invested and borrowed funds. The selection, acquisition and supervision of the operation of the properties are managed by AAA, a related party.

BASIS OF CONSOLIDATION

The consolidated financial statements include the accounts of American Asset Advisers Trust, Inc. and its six joint ventures with related parties. The Company owns greater than 50% of these joint ventures and exercises control over operations.

BASIS OF ACCOUNTING

The financial records of the Company are maintained on the accrual basis of accounting whereby revenues are recognized when earned and expenses are recorded when incurred.

CASH AND CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents. Cash and cash equivalents consist of demand deposits at commercial banks and money market funds.

REAL ESTATE

Real estate is leased to others on a net lease basis whereby all operating expenses related to the properties, including property taxes, insurance and common area maintenance are the responsibility of the tenant. The leases are accounted for under the operating lease method or the direct financing lease method.

                                   F-49

Under the operating lease method, the properties are recorded at cost. Rental income is recognized ratably over the life of the lease and depreciation is charged based upon the estimated useful life of the property. Under the direct financing lease method, properties are recorded at their net investment (see
Note 3). Unearned income is deferred and amortized to income over the life of the lease so as to produce a constant periodic rate of return.

Expenditures related to the development of real estate are carried at cost plus capitalized carrying charges, acquisition costs and development costs. Carrying charges, primarily interest and loan acquisition costs, and direct and indirect development costs related to buildings under construction are capitalized as part of construction in progress. Interest of $132,950 was capitalized on properties under construction during 1997.

The Company obtains an appraisal on each property prior to a property's acquisition and also performs an annual valuation update to evaluate potential impairment for each property for which an appraisal is older than twelve months. This valuation is based on capitalization of income for each property, a review of current market conditions and any significant events or factors which would indicate a potential impairment to the value of a property.

DEPRECIATION

Buildings are depreciated using the straight-line method over an estimated useful life of 39 years.

ORGANIZATION COSTS

Organization costs incurred in the formation of the Company are amortized on a straight-line basis over five years.

STOCK ISSUANCE COSTS

Issuance costs incurred in the raising of capital through the sale of common stock are treated as a reduction of shareholders' equity.

STATEMENT OF CASH FLOWS - SUPPLEMENTAL INFORMATION

No cash was paid for interest during 1997 or 1996.

FEDERAL INCOME TAXES

The Company is qualified as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, and is, therefore, not subject to Federal income taxes provided it meets all conditions specified by the Internal Revenue Code for retaining its REIT status, including the requirement that at least 95% of its real estate investment trust taxable income is distributed by March 15 of the following year.

                                   F-50

EARNINGS PER SHARE

Basic earnings per share has been computed by dividing net income to common shareholders by the weighted average number of common shares outstanding. Diluted earnings per share has been computed by dividing net income to common shareholders (as adjusted) by the weighted average number of common shares outstanding plus dilutive potential common shares.

The following table presents information necessary to calculate basic and diluted earnings per share for the periods indicated, with 1996 being restated to conform with the requirements of the Statement of Financial Accounting Standards No. 128,
Earnings Per Share, described below:


                                                           For the Year Ended December 31,
                                                                  1997            1996
BASIC EARNINGS PER SHARE
  Weighted average common shares outstanding                   1,563,048        1,066,353
    Basic earnings per share                                 $       .34      $       .51

DILUTED EARNINGS PER SHARE
  Weighted average common shares outstanding                   1,563,048        1,066,353
  Shares issuable from assumed conversion of warrants             61,169           61,479
  Weighted average common shares outstanding, as adjusted      1,624,217        1,127,832
    Diluted earnings per share                               $       .33      $       .48

EARNINGS FOR BASIC AND DILUTED COMPUTATION
  Net income to common shareholders (basic and diluted
    earnings per share computation)                          $   538,857      $   542,807


USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company believes the carrying value of financial instruments consisting of cash, cash equivalents, accounts receivable and accounts and notes payable approximate their fair value.

NEW ACCOUNTING PRONOUNCEMENTS

In February 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 128, Earnings Per Share. SFAS No. 128, which was effective for periods ending after December 15, 1997, specifies the computation, presentation and disclosure requirements of earnings per share and supercedes Accounting Principles Board Opinion No. 15. SFAS No. 128 requires a dual presentation of basic and diluted earnings per share. Basic earnings per share, which excludes the impact of common share equivalents, replaces primary earnings per share. Diluted earnings per share, which utilizes the average market price per share as opposed to the

                                   F-51

greater of the average market price per share or ending market price per share when applying the treasury stock method in determining common share equivalents, replaces fully diluted earnings per share.

In February 1997, the FASB also issued SFAS No. 129, Disclosure of Information about Capital Structure, which establishes standards for disclosing information about an entity's capital structure. SFAS No. 129 was effective for periods ending after December 15, 1997. The adoption of SFAS No. 129 did not impact the Company's capital structure disclosures as the Company was already in compliance with this SFAS.

In June 1997, the FASB issued SFAS No. 130, Reporting Comprehensive Income, and SFAS No. 131, Disclosures About Segments of an Enterprise and Related Information. SFAS No. 130 establishes standards for reporting and displaying comprehensive income and its components. SFAS No. 131 establishes standards for the way that public business enterprises report information about operating segments and related information in interim and annual financial statements. SFAS No. 131 will not impact the Company's financial statements as it reports as a single segment. SFAS Nos. 130 and 131 are effective for periods beginning after December 15, 1997. Management is evaluating what, if any, additional disclosures or reporting may be required upon the implementation of SFAS No. 130.

2. OPERATING LEASES

A summary of minimum future rentals, exclusive of any renewals, under noncancellable operating leases in existence at December
31, 1997 is as follows:

               1998                          $     1,510,662
               1999                          $     1,536,879
               2000                          $     1,561,707
               2001                          $     1,570,744
               2002                          $     1,605,727
               2003-2016                     $    11,005,543

3. NET INVESTMENT IN DIRECT FINANCING LEASES

The Company's net investment in its direct financing leases at December 31, 1997 included:


Minimum lease payments receivable            $     7,110,814
Unguaranteed residual value                        1,557,904
Less: Unearned income                              5,507,522
                                             $     3,161,196

A summary of minimum future rentals, exclusive of any renewals, under the noncancellable direct financing leases are summarized as follows:

               1998                          $      330,229
               1999                          $      333,165
               2000                          $      336,590
               2001                          $      343,251
               2002                          $      363,233
               2003-2016                     $    5,404,346

                                 F-52

4. CONSOLIDATED JOINT VENTURES

The Company consolidates all of its joint ventures due to its ability to control operations.

On October 16, 1997, the Company entered into a joint venture with AAA Net Realty XI, Ltd., an entity with common management. The joint venture was formed for the purchase of a property, which is being operated as a Hollywood Video store in Lafayette, Louisiana. The property was purchased on October 31, 1997 after the construction was completed. The Company's interest in the joint venture is 74.58%.

On February 11, 1997, the Company entered into a joint venture with AAA Net Realty XI, Ltd. The joint venture was formed for the purchase of a property, which is being operated as a Just For Feet retail store in Baton Rouge, Louisiana. The property was purchased on June 9, 1997 after the construction was completed. The Company's interest in the joint venture is 51%.

On September 23, 1996, the Company formed a joint venture, AAA Joint Venture 96-2, with AAA Net Realty Fund XI, Ltd. The joint venture was formed for the purpose of acquiring a parcel of land in The Woodlands, Texas upon which the tenant, Bank United, constructed a branch bank building at its cost. At the termination of the lease the improvements will be owned by the joint venture. The Company's interest in the joint venture is 51%.

On April 5, 1996, the Company formed a joint venture, AAA Joint Venture 96-1, with AAA Net Realty Fund XI, Ltd. and AAA Net Realty Fund X, Ltd., entities with common management, for the purpose of acquiring a property which is being operated as a Just For Feet retail store in Tucson, Arizona. The property was purchased on September 11, 1996 after construction was completed. The Company's interest in the joint venture is 51.9%.

On September 12, 1995, the Company formed a joint venture, AAA Joint Venture 95-2, with AAA Net Realty Fund XI, Ltd. for the purpose of acquiring a property in Wichita, Kansas on lease to Blockbuster Music Retail, Inc. The Company's interest in the joint venture is 51%.

On October 27, 1994, the Company formed a joint venture, AAA Joint Venture 94-1, with AAA Net Realty Fund X, Ltd. for the purpose of acquiring a property in Independence, Missouri on lease to Blockbuster Music Retail, Inc. The Company's interest in the joint venture is 54.84%.

5. NOTES PAYABLE

In December 1997, the Company entered into an amended and restated unsecured revolving credit agreement (the "Amended Credit Agreement") with a borrowing capacity up to $15,000,000 through February 1999. The actual amount available to the Company is dependent on certain covenants such as the value of unencumbered assets. The Amended Credit Agreement currently bears interest at 2.00% over varying London Interbank Offered Rates and it is being used to acquire additional properties. As of December 31, 1997, $5,981,489 was outstanding under the Amended Credit Agreement.

In addition, the Company has a note payable to its president in the amount of $150,000 plus accrued interest totaling $17,000 as of December 31, 1997. This note is unsecured, payable upon demand and bears interest at 8%. Interest incurred on this note was $12,000 in 1997 (of which $6,000 was capitalized) and $5,000 in 1996.

                                    F-53

6. MAJOR TENANTS

The Company's operations are related to the acquisition and
leasing of commercial real estate properties. The following
schedule summarizes rental income by lessee for 1997 and 1996 under both operating lease and direct financing lease methods of accounting:
                                                             1997        1996
Tandy Corporation (Mesquite, Texas)                      $ 108,900   $ 108,900

America's Favorite Chicken Company (Smyrna, Georgia)        97,931      91,875

Blockbuster Music Retail, Inc. (Independence, Missouri
          and Wichita, Kansas)                             377,901     377,901

OneCare Health Industries, Inc. (Houston, Texas)           201,638     201,638

Just For Feet, Inc. (Tucson, Arizona and Baton Rouge,
          Louisiana)                                       590,192     123,244

Bank United (The Woodlands, Texas and Houston, Texas)      157,801      21,230

Hollywood Entertainment Corp. (Lafayette, Louisiana and
          Ridgeland, Mississippi)                           22,452           -

Total                                                   $1,556,815   $ 924,788

7. FEDERAL INCOME TAXES

The differences between net income for financial reporting purposes and taxable income before distribution deductions relate primarily to temporary differences and to certain organization costs which are amortized for financial reporting purposes only.

For income tax purposes, distributions paid to shareholders consist of ordinary income, capital gains and return of capital as follows:

                                       1997          1996
Ordinary Income                   $   795,918   $   545,967

Capital gains                               -             -

Return of capital                     297,521       191,310

                                  $ 1,093,439   $   737,277

8. RELATED PARTY TRANSACTIONS

AAA owns 20,001 shares of the Company's stock. The common stock of AAA is wholly owned by the president and director of the Company. In addition, the Company has entered into an Omnibus Services Agreement with AAA whereby AAA provides property acquisition, leasing, administrative and management services for the Company. Reimbursements and fees of $106,504 and $37,910 were incurred and charged to expense in 1997 and 1996, respectively.

                                    F-54

AAA has incurred certain costs in connection with the organization and syndication of the Company. Reimbursement of these costs become obligations of the Company in accordance with the terms of the offering. Costs of $164,985 and $98,494 were incurred by AAA in 1997 and 1996, respectively, in connection with the issuance and marketing of the Company's stock. These costs are reflected as issuance costs and are recorded as a reduction to capital in excess of par value.

Acquisition fees, including real estate commissions, finders fees, consulting fees and any other non-recurring fees incurred in connection with locating, evaluating and selecting properties and structuring and negotiating the acquisition of properties are included in the basis of the properties. Acquisition fees of $1,059,805 and $222,785 were incurred and paid to AAA during 1997 and 1996, respectively. Acquisition fees paid to AAA in 1997 included $372,686 that was earned prior to purchasing certain properties.

On August 8, 1997, the Company entered into a loan agreement as the lender with AmReit Development Corp., an entity with common management, in the amount of $2,247,254 for the purpose of developing a property in Lake Jackson, Texas that will be acquired by the Company upon completion of the property. As of December 31, 1997, $1,928,974 was outstanding on the loan. The loan bears interest at the prime lending rate and matures on May 1, 1998.

On September 18, 1997, the Company entered into a loan agreement as the lender with Centurion Video, Ltd. in the amount of $1,153,794 for the purpose of developing a property in Ridgeland, Mississippi that was acquired by the Company upon completion of the property. AAA Net Developers, Ltd., an entity with common management, was the limited partner in Centurion Video, Ltd. As of December 31, 1997, the loan was repaid in full. The loan had interest at the prime lending rate plus .5%.

See Note 4 for joint venture agreements with related parties.

9. PROPERTY ACQUISITIONS IN 1997

On December 30, 1997, the Company acquired a newly constructed property on lease to Hollywood Entertainment Corporation for the purchase price of $1,285,854. The property is being operated as a Hollywood Video store in Ridgeland, Mississippi. The lease agreement extends for fifteen years, however the tenant has the option to renew the lease for four additional terms of five years each. The lease has provisions for an escalation in the rent after the fifth year of the lease. The Company did not record any income from Hollywood Entertainment Corporation in 1997 related to this property.

On October 31, 1997, the Company acquired a 74.58% interest in a newly constructed property on lease to Hollywood Entertainment Corporation through a joint venture with an entity with common management for the purchase price of $863,407. The property is being operated as a Hollywood Video store in Lafayette, Louisiana. The lease agreement extends for fifteen years, however the tenant has the option to renew the lease for four additional terms of five years each. The lease has provisions for an escalation in the rent after the fifth year of the lease. The Company recorded $22,452 of income from Hollywood Entertainment Corporation in 1997.

On June 9, 1997, the Company acquired a 51% interest in a newly constructed property on lease to Just For Feet, Inc. through a joint venture with an entity with common management for the purchase price of $1,517,005. The property is being operated as a Just For Feet retail store in Baton Rouge, Louisiana. The

                                    F-55

lease agreement extends for fifteen years, however the tenant has the option to renew the lease for two additional terms of five years each. The lease has provisions for an escalation in the rent after the fifth and tenth years of the lease. The Company recorded $184,296 of income from this Just For Feet location in 1997.

As no buildings had previously been constructed on any of the properties acquired by the Company during 1997, the rental income received by the Company from these properties represents the initial results of operations. Consequently, no pro-forma information is presented.

10. COMMITMENTS

At December 31, 1997, the Company is committed to incur additional costs of approximately $3,880,000 in connection with properties under development.

At a special meeting of the Company's Board of Directors held on December 31, 1997, the Board of Directors, other than Mr. H. Kerr Taylor, who abstained from the vote due to his interest in the transaction, approved the Company's becoming a self-managed REIT through the acquisition of AAA. In pursuing this acquisition, the Company will incur additional costs of approximately $100,000. Such costs incurred in 1997 of $282,890 were charged to expense. If approved by the shareholders and consummated, the Company will initially issue 213,260 shares. The fair market value of the shares paid in consideration will be charged to expense. In addition, the Company may issue 686,740 additional shares upon the achievement of certain goals. The fair market value of such shares will be charged to expense.


                                   F-56


                      INDEPENDENT AUDITORS' REPORT

To the Board of Directors of AmREIT
(formerly American Asset Advisers Trust, Inc.)

We have audited the accompanying combined statements of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of real estate properties anticipated to be acquired (as disclosed at Note 1 of the combined statement of revenues and certain expenses) (the "Acquired Properties") for the years ended December 31, 1997 and 1996. These combined financial statements are the responsibility of the management of the Acquired Properties. Our responsibility is to express an opinion on the combined statements of revenues and certain expenses based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statements of revenues and certain expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statements of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statements of revenues and certain expenses. We believe that our audits provide a reasonable basis for our opinion.

The accompanying combined statements of revenues and certain expenses were prepared for the purpose of inclusion in a proxy statement to be filed on Schedule 14A of AmREIT. Material amounts, described in Note 1 to the combined statements of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the properties are excluded and the statements are not intended to be a complete presentation of the revenues and expenses of these properties.

In our opinion, such combined statements of revenues and certain expenses presents fairly, in all material respects, the combined revenues and certain expenses, as defined above, of the various real estate properties (as disclosed at Note 1 of the combined statements of revenues and certain expenses) for the years ended December 31, 1997 and 1996 in conformity with generally accepted accounting principles.





DELOITTE & TOUCHE LLP

Houston, Texas
May 27, 1998

                                   F-57



          COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
          OF REAL ESTATE PROPERTIES ANTICIPATED TO BE ACQUIRED


                                       Years ended             Three months ended
                                       December 31,                  March 31,
                                    1997         1996          1998            1997
                                                                   (Unaudited)
REVENUES
Rental income from operating
  leases                        $ 2,089,958  $ 2,059,305  $   554,431    $   514,736
Earned income from direct
  financing leases                   70,026       63,727       17,594         17,505

TOTAL REVENUES                    2,159,984    2,123,032      572,025        532,241

EXPENSES
Property expenses                     3,368        5,405        5,400          1,396

TOTAL EXPENSES                        3,368        5,405        5,400          1,396


REVENUES IN EXCESS OF
  CERTAIN EXPENSES              $ 2,156,616  $ 2,117,627  $   566,625    $   530,845




See Notes to Financial Statements

                                   F-58



         NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES OF
               REAL ESTATE PROPERTIES ANTICIPATED TO BE ACQUIRED

                FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


Note 1-Description and summary of significant accounting policies

Description

The operations of the following Acquired Properties are included in the accompanying combined statements for the years ended
December 31, 1997 and 1996:

Steak and Ale (Houston, TX)           Goodyear Tire (Carrollton, TX)
Bank of America (Houston, TX)         Foodmaker - JackIn The Box (Dallas, TX)
Taco Bell (Houston, TX)               Baptist Memorial Health (Memphis, TN)
Pizza Inn (Clute, TX)                 Payless Shoes - WaldenBooks (Austin, TX)
Whataburger (Clute, TX)               Golden Corral (Houston, TX)
La Petite Academy (Houston, TX)       Golden Corral (Humble, TX)
Whataburger (Dallas, TX)              TGI Friday's (Houston, TX)
Arandas Bakery (Houston, TX)          Goodyear Tire (Houston, TX)
AFC, Inc. - Church's (Houston, TX)    Computer City (Minnesota, MN)
Gannett - Billboard (Houston, TX)     AFC, Inc. - Popeye's (Atlanta, GA)
Discount Tire (Fort Worth, TX)        OneCare Health (Sugar Land, TX)
La Petite Academy (Houston, TX)       Blockbuster Video (Oklahoma City, OK)
Goodyear Tire (Dallas, TX)            Pier One Imports (Longmont, CO)

Basis of presentation

The accompanying financial statements are presented on a combined basis because the partnerships owning the properties have a common general partner and are under common management. Each of the properties are managed by an entity which was previously owned by the chairman, president and 10.6% shareholder of American Asset Advisers Trust, Inc. (the "Company"). On June 5, 1998, the entity merged into the Company. The chairman is also the general partner or a majority shareholder of the corporate general partner of the partnerships that currently own the properties.

The accompanying historical financial statement information is presented in conformity with Rule 3-14 of the Securities and Exchange Commission. Accordingly, the accompanying combined financial statements include only expenses directly related to the operations of the properties. Expenses not directly related to the future operations of the properties, such as depreciation, amortization, management fees and professional fees, are not included in the accompanying combined financial statements.

                                    F-59

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue recognition

Operating revenues are presented on the accrual basis of accounting. Rental income is recognized ratably over the life of the lease. Lease agreements do not provide for contingent rentals.

Interim Financial Statements

In the opinion of management all adjustments necessary for a fair presentation of such interim unaudited financial statements have been included. Such adjustments consisted of normal recurring items. Interim results are not necessarily indicative of results for a full year.

Note 2-Operating leases

A summary of minimum future rentals, exclusive of any renewals, under non-cancelable operating leases in existence at December
31, 1997 is as follows:


          1998             $ 2,164,822

          1999               2,154,980

          2000               2,045,111

          2001               1,998,380

          2002               1,927,203

          2003-2016          7,921,351

                           $18,211,847

Note 3-Major tenants

Following is a summary of rental income by lessee for 1997 and 1996 who have contributed 10% or more of the total revenues:

                      Tenant                      1997       1996

          Golden Corral Corporation            $364,676   $364,676

          Tandy Corporation                    $366,516   $421,464


                                    F-60







                                   Annex Volume





                        Table of Contents


Form of Agreement and Plan of Merger . . . . . . . . . . .Annex 1

Form of Amendment to Partnership Agreement . . . . . . . .Annex 2

Forms of the Note and Loan Agreement . . . . . . . . . . .Annex 3

Form of Bishop-Crown Fairness Opinion. . . . . . . . . . .Annex 4

Form of Houlihan Fairness Opinion. . . . . . . . . . . . .Annex 5

Consent Forms and Letter of Instructions . . . . . . . . .Annex 6




                             Form of
                   AGREEMENT AND PLAN OF MERGER




                             ANNEX 1
                     To AmREIT Joint Consent
                      Solicitation Statement
                               and
                            Prospectus



AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of ____________, 1998, is entered into by and between AmREIT, Inc., a Maryland real estate investment trust (the "REIT"), and [Name of Partnership], a Texas [Nebraska] limited partnership (the "Partnership"). [H. Kerr Taylor, on behalf of [himself as the individual General Partner and] [name of corporate General Partner], a Texas [Nebraska] corporation, the General Partner[s] of the Partnership (referred to herein as the "General Partner"), is a party to this Agreement solely for the purpose of binding itself to the provisions of Section 5 and Section 7.9, hereunder.

                             RECITALS

     A. The Board of Directors of the REIT (the "Board of Directors" or the "Board") and the General Partner of the Partnership have each determined that a business combination between the REIT and the Partnership is in the best interests of their shareholders and partners, respectively, and presents an opportunity for their respective businesses to achieve strategic and financial benefits, and accordingly have agreed to effect a merger subject to the terms and conditions set forth herein.

     B. The REIT and the Partnership desire to make certain representations, warranties and agreements in connection with the merger.

     NOW, THEREFORE, in consideration of the foregoing, and of the representations, warranties, covenants and agreements contained herein, the REIT and the Partnership hereby agree as follows:

                               SECTION 1

                              THE MERGER

     1.1 The Merger. Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Section 1.3), the Partnership shall be merged with and into the REIT in accordance with this Agreement and the Plan of Merger (the "Plan of Merger"), with such completions, additions and substitutions conforming to the terms of this Agreement as the parties shall approve, such approval to be conclusively evidenced by their causing the Plan of Merger containing such completions, additions or substitutions to be filed in accordance with applicable laws. The separate existence of the Partnership shall thereupon cease (the "Merger"). The REIT shall be the surviving entity in the Merger (sometimes hereinafter referred to as the "Survivor"). The Merger shall have the effects specified in the Maryland General Corporations Act, as amended (the "Maryland Act") and Section
2.11 of the Texas [Nebraska] Revised Uniform Limited Partnership Act (the "LP Act").

     1.2 The Closing. Subject to the terms and conditions of this Agreement, the closing of the Merger (the "Closing") shall take place at the offices of the REIT, located at Eight Greenway Plaza, Suite 824, Houston, Texas 77046 at ________, ___.m., local time, within five business days after receipt of approval of the Merger by the REIT's shareholders and the Partnership's partners (the "Partners"), or at such other time, date or place as the REIT and the Partnership may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing Date."

     1.3 Effective Time. If all the conditions to the Merger set forth in Section 8 shall have been fulfilled or waived (and this Agreement shall not have been terminated as provided in Section
9), the REIT and the Partnership shall cause Articles of Merger satisfying the requirements of the Maryland Act and Articles of Merger satisfying the requirements of the LP Act to be properly executed, verified and delivered for filing in accordance with the LP Act and the Maryland Act on the Closing Date. The Merger shall become effective for accounting and all other purposes to the fullest extent permitted by law as of the close of business on the date on which approval of the Merger by the REIT's shareholders and the Partners, whichever is the last to occur (the "Effective Time") or such other date as may be agreed to by the parties, but not later than the Closing Date. For state law purposes, the Merger shall become effective upon the issuance of a certificate of merger by the Secretary of State of the State of Texas [Nebraska] in accordance with the LP Act or at such later time which the REIT and the Partnership shall have agreed upon and designated in such filings in accordance with applicable law.

                            SECTION 2

                    THE SURVIVING CORPORATION

     2.1 Surviving Corporation. The Surviving Corporation shall be the REIT.

     2.2  Certificate of Incorporation and Bylaws.  The
Certificate of Incorporation and Bylaws of the REIT as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation and Bylaws of the REIT at the Effective Time.

     2.3 Officers and Directors. The officers of the REIT immediately prior to the Effective Time shall continue as officers of the Surviving Corporation and remain officers until their successors are duly appointed or their prior resignation, removal or death. The directors of the REIT immediately prior to the Effective Time shall continue as directors of the Surviving Corporation and shall remain directors until their successors are duly elected and qualified or their prior resignation, removal or death.

                            SECTION 3

               CONSIDERATION FOR PARTNERSHIP ASSETS

     3.1 Consideration Paid by the REIT. At or as of the Effective Time, the assets and the liabilities of the Partnership shall be the assets and liabilities of Company.

     3.2  Consideration to the Partnership in the Merger

          (a) REIT Shares. Except as provided in Section 3(b), as of the Effective Time, each unit of limited partner interest of the Partnership (the "Units") and the interest of the General Partner entitled to receive consideration, if any, shall become in the Merger the number of shares of the REIT's Common Stock, $0.01 par value (the "REIT Shares"), as provided in Section 4.
No fractional REIT Shares shall be issued. Any Partner who would be entitled to a fractional REIT Share will receive cash at the rate of $9.34 per REIT Share (the "Exchange Price").

          (b) Issuance of Notes. As of the Effective Time, each Unit held of record by a Partner who does not vote in favor of the Merger or who elects to do so, subject to the Note Restriction as defined below, shall receive the REIT's unsecured, convertible 6.0% Note due December 31, 2004, in the form of the 6.0% Note and Loan Agreement attached hereto as Exhibit A and incorporated herein (the "Notes"). Any Partner of the Partnership voting against the Merger (a "Dissenting Limited Partner") shall receive Notes for his or her Units, unless he or she timely elects to receive REIT Shares therefore. In no event shall Notes in the principal amount of more than twenty percent (20%) of the Partnership's Net Asset Value ("NAV"), as defined in
Section 4.3 below, be issued in the Merger (the "Note Restriction"). Partners voting for or abstaining from voting for the Merger may elect to receive Notes, provided that Notes shall first the allocated to the Dissenting Limited Partners.

     3.3  Issuance of Certificate for REIT Shares and Notes.
Upon or as soon as practicable after the Effective Time, the REIT shall distribute in accordance with this Agreement to the holders of the Units of each Partnership the Share Certificates and the 6.0% Notes to which they are entitled pursuant hereto.

                                SECTION 4

                         PARTNERSHIP INTERESTS

     4.1  Conversion of the Units

          (a)  REIT Shares.  At the Effective Time, each REIT
Share outstanding immediately prior to the Effective Time shall remain outstanding and shall represent one REIT Share.

          (b) Partnership Interests. At the Effective Time, the Units of the Partnership issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of holder thereof, be converted into REIT Shares or Notes determined in accordance with the Partnership's Net Asset Value as set forth below.

                         Calculation of Partnership
                           Net Asset Value (NAV)


      Negotiated Price of         Net Cash at             Partnership
     Partnership Properties     March 31, 1998         Net Asset Value


                          REIT Shares and/or Notes
                           Payable to Partnership


                                             Shares and Notes Offered per Unit


                          No. of REIT       Maximum Principal        No. of        Principal
                        Shares Offered    Amount of Notes Offered  REIT Shares  Amount of Note


To Limited Partnership
Interests:

To General Partner:


     As a result of the Merger and without any action on the part of the holder thereof, at the Effective Time, all of the Units and the general partner interests of the Partnership shall cease to be outstanding and shall be canceled and retired, and each holder of such Units or interests shall thereafter cease to have any rights with respect to the Partnership Interest, except the right to receive, without interest, the REIT Shares and cash for fractional shares of the REIT Shares in accordance with this
Section 4.1 and 4.4(e), or Notes.

     4.2  Adjustment to Conversion Price.  The amount of REIT
Shares and/or Notes to be issued in the Merger to a Partnership shall be adjusted as of the Effective Time as follows:

               (i) If, during the period from March 31, 1998 to and including the Effective Time, the outstanding the REIT Shares shall have been changed to a different number of shares or securities by reason of any share dividend, subdivision, reclassification, recapitalization, share split, reverse share split, combination, exchange of shares or the like, shall be appropriately adjusted, and

               (ii) If, as of the Effective Time the Net Cash of
                    the Partnership, as defined in Section 4.3 below, is different than its Net Cash amount shown in Section 4.1 above, the Net Cash of the Partnership shall be increased (if greater) or decreased (if less) and the number of REIT Shares issuable to the Partnership in the Merger shall be increased or decreased, as the case may be, by an amount equal to such difference divided by Exchange Price [;and

              (iii) The Net Cash of the Partnership shall be
                    reduced by the difference between the
                    Partnership's share of the unpaid
                    balance of principal and interest on the Atlas Note on March 31, 1998 and such balance as of the Effective Time and the number of REIT Shares issuable to the Partnership in the Merger shall be reduced by the number of REIT Shares equal to the amount of such difference divided by the Exchange Price. For the purposes hereof, the Atlas Note shall refer to that certain note dated October 9, 1997 by Transmark, Inc. in favor of Taylor Income Investors IV and V Joint Venture in the original amount of $215,000.]

     4.3  Definitions.  For the purposes of this Section 4:

          (a) "Net Asset Value" or "NAV" means the sum of the price of a Partnership's properties set forth under Section 4.1 plus its Net Cash as of the Effective Time.

          (b) "NET CASH" means, as of the date determined, (i) the sum of a Partnership's cash and cash equivalents, less (ii) the sum of the Partnership's liabilities, as determined on an accrual accounting basis.

     4.4  Exchange of Partnership Interests

          (a) As of the Effective Time, the REIT shall deposit, or shall cause to be deposited, with an exchange agent selected by the REIT, which shall be the REIT's Transfer Agent or such other party reasonably satisfactory to the Partnership (the "Exchange Agent"), for the benefit of the Partners, for exchange in accordance with this Section 4, certificates representing the Total Shares and the cash in lieu of fractional REIT Shares and Notes (such cash, certificates for the Total Shares and Notes, together with any dividends or distributions with respect thereto, being hereinafter referred to as the "Exchange Fund") to be issued pursuant to Sections 4.1 and 4.2 and paid pursuant to this Section 4.4 in exchange for the outstanding Units and interests.

          (b) Promptly after the Closing, the REIT shall cause the Exchange Agent to mail to each holder of record of a Partnership Interest (x) a certificate representing the number of whole REIT Shares, (y) a check representing the amount of cash in lieu of fractional shares, if any, and the principal amount of the Note, if any, which such Partner has the right to receive in respect of such Partner's Units surrendered pursuant to the provisions of this Section 4, after giving effect to any required withholding tax. No interest will be paid or accrued on the cash in lieu of fractional shares and unpaid dividends and distributions, if any, payable to the Partners with respect to their Units. In the event of a transfer of ownership of a Unit which is not registered in the transfer records of the Partnership, a certificate representing the proper number of the REIT Shares, together with a check for the cash to be paid in lieu of fractional shares or Note, as the case may be, may be issued to such a transferee if such holder presents to the Exchange Agent, all documents required to evidence and effect such transfer and to evidence that any applicable transfer taxes have been paid.

          (c) At and after the Effective Time, there shall be no transfers on the transfer books of the Partnership of the Units which were outstanding immediately prior to the Effective Time.

          (d) No fractional REIT Shares shall be issued pursuant hereto. In lieu of the issuance of any fractional REIT Shares pursuant to Section 3.2(a), cash adjustments will be paid to holders in respect of any fractional REIT Shares that would otherwise be issuable, and the amount of such cash adjustment shall be equal to such fractional proportion of the Exchange Price.

          (e) Any portion of the Exchange Fund (including the proceeds of any investments thereof, any REIT Shares, and any Note or interest thereon) that remains unclaimed by the former Partners of the Partnership one year after the Effective Time shall be delivered to the REIT. Any former Partners of the Partnership who have not theretofore complied with this Section 4 shall thereafter look only to the REIT for delivery of their REIT Shares, and payment of cash in lieu of fractional shares and/or dividends on such REIT Shares in respect of each Unit such Partners hold as determined pursuant to this Agreement, in each case, without any interest thereon.

          (f)  None of the REIT, the Partnership, the Exchange
Agent or any other person shall be liable to any former holder of the Partner's Interest or with respect to the Units for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

                               SECTION 5

                   REPRESENTATIONS AND WARRANTIES
                        OF THE PARTNERSHIPS

     The Partnership represents and warrants to the REIT as set forth below. As contemplated below, the "Partnership Disclosure Letter" will be delivered to the REIT on or before the Closing. The Partnership Disclosure Letter shall provide the information or exceptions described below. The Partnership Disclosure Letter shall be amended prior to Closing to cause such representations and warranties to be materially true and correct on the Closing Date, but the Partnership shall remain liable for any material breach of such representations and warranties reflected in such amendment only as provided in Section 9.5(d), below.

     5.1  Existence; Good Standing; Authority; Compliance with Law

          (a) The Partnership is a limited partnership, duly formed, validly existing and in good standing under the laws of the State of Texas [Nebraska]. To the General Partner's actual knowledge, the Partnership is duly licensed or qualified to do business as a foreign limited partnership and is in good standing under the laws of any other state of the United States in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, results of operations or financial condition of the Partnership (a "Partnership Material Adverse Effect"). The Partnership has all requisite power and authority to own, operate, lease and encumber its properties and carry on its business as now conducted.

          (b) To the General Partner's actual knowledge, it is not in violation of any order of any court, governmental authority or arbitration board or tribunal, or any law, ordinance, governmental rule or regulation to which the Partnership or any of its properties or assets are subject, where such violation would have a Partnership Material Adverse Effect. The Partnership has obtained all licenses, permits and other authorizations and has taken all actions required by applicable law or governmental regulations in connection with its business as now conducted, where the failure to obtain any such item or to take any such action would have a Partnership Material Adverse Effect. A copy of the Partnership's Agreement of Limited Partnership and Certificate of Limited Partnership (collectively, the "Partnership Organizational Documents") have been delivered or made available to the REIT and its counsel and such documents will be listed in the Partnership Disclosure Letter and were or will be true and correct when delivered or made available.

     5.2 Authorization, Validity and Effect of Agreements. The Partnership has the requisite power and authority to enter into the transactions contemplated hereby and to execute and deliver this Agreement and all other documents, agreements and instruments related to the transactions contemplated by this Agreement (the "Partnership Ancillary Agreements"). Subject only to the approval of this Agreement and the transactions contemplated hereby in accordance with the Agreement of Limited Partnership of the Partnership, the consummation by the Partnership of this Agreement, the Partnership Ancillary Agreements and the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Partnership. In reliance upon the legal opinion described in
Section 8.2(e), the Partnership believes this Agreement constitutes, and the Partnership Ancillary Agreements (when executed and delivered pursuant hereto for value received) will constitute, the valid and legally binding obligations of the Partnership, enforceable against the Partnership in accordance with their respective terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity (collectively, "Equitable Remedies").

     5.3 Future Issuances. To the Partnership's actual knowledge, there are not at the date of this Agreement any existing options, warrants, calls, subscriptions, convertible securities, or other rights, agreements or commitments which obligate the Partnership to issue, transfer or sell any of its

Units or other Partner Interests. After the Effective Time, the
REIT will have no obligation to issue, transfer or sell any the Partnership Interest.

     5.4 Other Interests. Except as set forth in the Partnership Disclosure Letter, the Partnership does not own directly or indirectly any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or entity (other than investments in short-term investment securities) except as set forth in the Partnership Disclosure Letter.

     5.5 No Violation. To General Partner's actual knowledge, neither the execution and delivery by the Partnership of this Agreement nor the consummation by the Partnership of the transactions contemplated hereby in accordance with the terms hereof, will: (i) conflict with or result in a breach of any provisions of the Agreement of Limited Partnership of the Partnership; (ii) except as contemplated by the Partnership Ancillary Agreements or as will be set forth in the Partnership Disclosure Letter, violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties of the Partnership under, or result in being declared void, voidable or without further binding effect, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust or any license, franchise, permit, lease, contract, agreement or other instrument, commitment or obligation to which the Partnership is a party, or by which the Partnership or any of its properties are bound or affected, except for any of the foregoing matters which, individually or in the aggregate, would not have a Partnership Material Adverse Effect; or (iii) other than the filings provided for in this Agreement to effect the Merger, any filings required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Securities Act or applicable state securities and "Blue Sky" laws (collectively, the "Regulatory Filings"), require any consent, approval or authorization of, or declaration, filing or registration with, any domestic governmental or regulatory authority, except where the failure to obtain any such consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority would not have a Partnership Material Adverse Effect.

     5.6 Litigation. To the Partnership's actual knowledge, there are (i) no continuing orders, injunctions or decrees of any court, arbitrator or governmental authority to which the Partnership is a party or by which any of its properties or assets are bound or to which the General Partner is a party or by which any of his/its properties or assets are bound, and (ii) except as will be set forth in the Partnership Disclosure Letter, no actions, suits or proceedings pending against the Partnership or against the General Partner or, to the knowledge of the General Partner, threatened against the Partnership or against the General Partner, at law or in equity, or before or by any federal or state commission, board, bureau, agency or instrumentality that in the case of clauses (i) or (ii) above are reasonably likely, individually or in the aggregate, to have a Partnership Material Adverse Effect.

     5.7 Absence of Certain Changes. Except as disclosed in the Partnership Reports, since December 31, 1998, (i) the Partnership conducted its business only in the ordinary course of such business (which for purposes of this section only, shall include all acquisitions of real estate properties and financing arrangements made in connection therewith); (ii) there has not been any Partnership Material Adverse Effect; (iii) there has not been any distribution, setting aside or payment of any distribution with respect to any Partner interest in the Partnership, and (iv) there has not been any material change in the Partnership's accounting principles, practices or methods.

     5.8  Taxes

          (a) Except as may be set forth in the Partnership Disclosure Letter, the Partnership (i) has timely filed all federal, state and foreign tax returns including, without limitation, information returns and reports required to be filed by it for tax periods ended prior to the date of this Agreement or requests for extensions have been timely filed and any such request has been granted and has not expired and all such returns are accurate and complete in all material respects, (ii) has paid or accrued all taxes shown to be due and payable on such returns or which have become due and payable pursuant to any assessment, deficiency notice, 30-day letter or other notice received by it and (iii) has properly accrued all taxes for such periods and periods subsequent to the periods covered by such returns. The Partnership has not received notice that the federal, state and local income and franchise tax returns of the Partnership have been or will be examined by any taxing authority. The Partnership has not executed or filed with the Internal Revenue Service (the "IRS") or any other taxing authority any agreement now in effect extending the period for assessment or collection of any income or other taxes.

          (b) Except as may be set forth in the Partnership Disclosure Letter, the Partnership is not a party to any pending action or proceeding by any governmental authority for assessment or collection of taxes, and no claim for assessment or collection of taxes has been asserted against it. True, correct and complete copies of all federal, state and local income or franchise tax returns filed by the Partnership since its inception and all communications relating thereto have been delivered to the REIT or made available to representatives of the REIT or will be so delivered or made available prior to the Closing. The Partnership does not hold any asset (i) the disposition of which could be subject to rules similar to Section 1374 of the Internal Revenue Code of 1986, as amended (the "Code") as a result of an election under IRS Notice 88-19 or (ii) that is subject to a consent filed pursuant to Section 341(f) of the Code and regulations thereunder. For purposes of this Section 5.9, "taxes" includes any interest, penalty or additional amount payable with respect to any tax.

     5.9 Books and Records. The books of account and other financial records of the Partnership are in all material respects true, complete and correct, have been maintained in accordance with good business practices, and are accurately reflected in all material respects in the financial statements included in the Partnership Reports.

     5.10 Properties

          (a) The Partnership owns fee simple title to, or an interest in a Joint Venture which owns fee title to each of the real properties reflected on the most recent balance sheet of the Partnership included in the Partnership Reports or as may be identified in the Disclosure Letter (the "Partnership Properties"), which are all of the real estate properties owned by it, free and clear of liens, mortgages or deeds of trust, claims against title, charges which are liens or security interests ("Encumbrances") except as will be noted in the Partnership Disclosure Letter. To the General Partner's actual knowledge, the Partnership Properties are not subject to any rights of way, written agreements, laws, ordinances and regulations affecting building use or occupancy, or reservations of an interest in title (collectively, "Property Restrictions"), except for (i) Encumbrances and Property Restrictions that will be set forth in the Partnership Disclosure Letter, (ii) Property Restrictions imposed or promulgated by law or any governmental body or authority with respect to real property, including zoning regulations, provided they do not materially adversely affect the current use of the property, (iii) Encumbrances and Property Restrictions disclosed on existing title reports or current surveys (in either case copies of which title reports and surveys have been or will be delivered or made available to the REIT prior to the Closing, 1998), (iv) mechanics', carriers', workmen's, repairmen's liens and other Encumbrances, Property Restrictions and other limitations of any kind, if any, which have heretofore been bonded (and that will be listed in the Partnership Disclosure Letter) or which individually or in the aggregate do not exceed $10,000, do not materially detract from the value of or materially interfere with the present use of any of the Partnership Properties subject thereto or affected thereby, and do not otherwise materially impair business operations conducted by the Partnership and which have arisen or been incurred only in its construction activities or in the ordinary course of business.

          (b) Valid policies of title insurance have been issued insuring the Partnership's fee simple title to the Partnership Properties subject only to the matters disclosed above and as may be set forth in the Partnership Disclosure Letter, and such policies are, at the date hereof, in full force and effect and no claim has been made against any such policy. To the Partnership's actual knowledge, except as will be set forth in the Partnership Disclosure Letter: (i) there is no certificate, permit or license from any governmental authority having jurisdiction over any of the Partnership Properties or any agreement, easement or other right which is necessary to permit the lawful use and operation of the buildings and improvements on any of the Partnership Properties or which is necessary to permit the lawful use and operation of all driveways, roads and other means of egress and ingress to and from any of the Partnership Properties that has not been obtained and is not in full force and effect, or of any pending threat of modification or cancellation of any of same;
(ii) the Partnership has not received written notice of any material violation of any federal, state or municipal law, ordinance, order, regulation or requirement affecting any portion of any of the Partnership Properties issued by any governmental authority; (iii) there are no structural defects relating to the Partnership Properties and no Partnership Properties whose building systems are not in working order in any material respect; and (iv) there is (A) no physical damage to any Partnership Property in excess of $10,000 for which there is no insurance in effect covering the cost of the restoration, (B) no current renovation to any Partnership Property the cost of which exceeds $10,000 and (C) no current restoration (excluding tenant improvements) of any Partnership Property, the cost of which exceeds $10,000.

          (c) Except as will be set forth in the Disclosure Letter, the Partnership has not received notice to the effect that and there are no (A) condemnation or rezoning proceedings that are pending or threatened with respect to any of the Partnership Properties or (B) zoning, building or similar laws, codes, ordinances, orders or regulations that are or will be violated by the continued maintenance, operation or use of any buildings or other improvements on any of the Partnership Properties or by the continued maintenance, operation or use of the parking areas. All work to be performed, payments to be made and actions to be taken by the Partnership prior to the date hereof pursuant to any agreement entered into with a governmental body or authority in connection with a site approval, zoning reclassification or other similar action relating to the Partnership Properties (e.g., Local Improvement District, Road Improvement District, Environmental Mitigation) has been performed, paid or taken, as the case may be, and the General Partner is not aware of any planned or proposed work, payments or actions that may be required after the date hereof pursuant to such agreements, except as will be set forth in the Disclosure Letter.

     5.11 Environmental Matters. To the General Partner's actual knowledge, the Partnership has not caused (i) the unlawful presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, "Hazardous Materials") on any of the Partnership Properties, or (ii) any unlawful spills, releases, discharges or disposal of Hazardous Materials to have occurred or be presently occurring on or from the Partnership Properties as a result of any construction on or operation and use of such properties, which presence or occurrence would, individually or in the aggregate, have a Partnership Material Adverse Effect; and in connection with the construction on or operation and use of the Partnership Properties, the Partnership has not failed to comply, in any material respect, with any applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials.

     5.12 Labor Matters. The Partnership is not a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor union organization. There is no unfair labor practice or labor arbitration proceeding pending or, to the actual knowledge of the General Partner, threatened against the Partnership relating to its business, except for any such proceeding which would not have a Partnership Material Adverse Effect. To the actual knowledge of the General Partner, there are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened involving employees of the Partnership.

     5.13 No Brokers. Except the fee that is to be paid to Houlihan Lokey Howard & Zukin Financial Advisors, Inc. ("Houlihan") by the Partnership as described in Section 5.14 below, the Partnership has not entered into any contract, arrangement or understanding with any person or firm which may result in the obligation of the Partnership or the REIT to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby. The Partnership is not aware of any claim for payment of any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.

     5.14 Opinions of Financial Advisor. The General Partner, on behalf of the Partnership, has retained Houlihan to deliver its opinion as to the value of the Partnership's properties (the "Valuation Opinion") and to review the transaction contemplated by this Agreement and to issue an opinion to the effect that, as of the date of such opinion, the Purchase Price is fair to the holders of the Units of the Partnership from a financial point of view (the "Fairness Opinion").

     5.15 Related Party Transactions. Except as set forth in the Partnership Disclosure Letter, there are no arrangements, agreements or contracts entered into by the Partnership with (i) any consultant, (ii) any person who is an officer, director or affiliate of the Partnership or the General Partner, any relative of any of the foregoing or any entity of which any of the foregoing is an affiliate, or (iii) any person who acquired the Units of the Partnership in a private placement.

     5.16 Contracts and Commitments. The Partnership Disclosure Letter will set forth (i) all unsecured notes or other obligations of the Partnership which individually may result in total payments in excess of $10,000, (ii) all notes, debentures, bonds and other evidence of indebtedness which are secured or collateralized by mortgages, deeds of trust or other security interests in the Partnership Properties or personal property of the Partnership, and (iii) each commitment entered into by the Partnership which may result in total payments or liability in excess of $10,000. Copies of the foregoing will be delivered or made available to the REIT prior to March 31, 1998, will be listed on the Disclosure Letter and will be materially true and correct when delivered or made available. The Partnership has not received any notice of a default that has not been cured under any of the documents described in clause (i) above or is in default respecting any payment obligations thereunder beyond any applicable grace periods. All options of the Partnership to purchase real property will be set forth on the Partnership Disclosure Letter and such options and the Partnership's rights thereunder are in full force and effect. All joint venture agreements to which the Partnership is a party will be set forth on the Partnership Disclosure Letter and the Partnership is not in default with respect to any obligations, which individually or in the aggregate are material, thereunder.

     5.17 Development Rights. Set forth in the Partnership Disclosure Letter will be a list of all material agreements entered into by the Partnership relating to the development, rehabilitation, capital improvement or construction of office buildings, industrial facilities or other real estate properties, which development or construction has not been substantially completed as of the date of this Agreement. Such agreements, true and correct copies of all of which will be delivered or made available to the REIT prior to the Closing, will be listed in the Partnership Disclosure Letter, have not been modified and are valid and binding in accordance with their respective terms.

     5.18 Convertible Securities. To the General Partner's actual knowledge, the Partnership has no outstanding options, warrants or other securities exercisable for, or convertible into, Units or other Partner Interests of the Partnership, the terms of which would require any anti-dilution adjustments by reason of the consummation of the transactions contemplated hereby.

     5.19 SEC Documents [If Reporting under 1934 Exchange Act].

          (a) The Partnership has made available or will make available to the REIT prior to _____________ 1998, each registration statement, report, proxy statement or information statement and all exhibits thereto prepared by it or relating to its properties since January 1, 1995, each in the form (including exhibits and any amendments thereto) filed with the U.S. Securities and Exchange Commission (the "SEC") (collectively, the "Partnership Reports"). The Partnership Reports, which were or will be filed with the SEC in a timely manner, constitute all forms, reports and documents required to be filed by the Partnership under the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act and the rules and regulations promulgated thereunder (collectively the "Securities Laws") for the periods stated above.

          (b) To the Partnership's actual knowledge, as of their respective dates, the Partnership Reports (i) complied as to form in all material respects with the applicable requirements of the Securities Laws and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. To the General Partner's actual knowledge, each of the balance sheets of the Partnership included in or incorporated by reference into the Partnership Reports (including the related notes and schedules) fairly presents the financial position of the Partnership as of its date and each of the consolidated statements of income, retained earnings and cash flows of the Partnership included in or incorporated by reference into the Partnership Reports (including any related notes and schedules) fairly presents the results of operations, retained earnings and cash flows, as the case may be, of the Partnership for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments which would not be material in amount or effect), in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except as may be noted therein and except, in the case of the unaudited statements, as permitted by the Securities Laws.

          (c) Except as and to the extent set forth on the balance sheet of the Partnership at March 31, 1998, including all notes thereto, or as set forth in the Partnership Reports, the Partnership has no material liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected on, or reserved against in, a balance sheet of the Partnership or in the notes thereto, prepared in accordance with generally accepted accounting principles consistently applied, except liabilities arising in the ordinary course of business since such date which would not have a Partnership Material Adverse Effect.

                                 SECTION 6

                REPRESENTATIONS AND WARRANTIES OF THE REIT

     The REIT represents and warrants to the Partnership as set forth below. As contemplated below, the "REIT Disclosure Letter" will be delivered to the Partnership on or before the Closing. The REIT Disclosure Letter shall provide the information or exceptions described below. The REIT Disclosure Letter shall be amended prior to Closing to cause such representations and warranties to be materially true and correct on the Closing Date, but the REIT shall remain liable for any material breach of such representations and warranties reflected in such amendment only as provided in Section 9.5(d), below.

     6.1  Existence; Good Standing; Authority; Compliance with Law

          (a) The REIT is a corporation duly organized and validly existing under the laws of the State of Maryland. To the REIT's actual knowledge, the REIT is duly licensed or qualified to do business and is in good standing under the laws of any other state of the United States in which the character of the properties owned or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, results of operations or financial condition of the REIT and its subsidiaries taken as a whole (a "REIT Material Adverse Effect"). The REIT has all requisite power and authority to own, operate, lease and encumber its properties and carry on its business as now conducted. Each of the REIT's Subsidiaries is a corporation, or partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, has the requisite power and authority to own its properties and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which the ownership of its property or the conduct of its business requires such qualification, except for jurisdictions in which such failure to be so qualified or to be in good standing would not have a REIT Material Adverse Effect.

          (b) To the REIT's actual acknowledge, neither the REIT nor any REIT Subsidiary is in violation of any order of any court, governmental authority or arbitration board or tribunal, or any law, ordinance, governmental rule or regulation to which the REIT or any REIT Subsidiary or any of their respective properties or assets are subject, where such violation would have a REIT Material Adverse Effect. The REIT and its Subsidiaries have obtained all licenses, permits and other authorizations and have taken all actions required by applicable law or governmental regulations in connection with their business as now conducted, where the failure to obtain any such item or to take any such action would have a REIT Material Adverse Effect. Copies of the REIT's and its Subsidiaries' Articles of Incorporation, Bylaws, organizational documents and partnership and joint venture agreements have been or will be prior to the Closing, delivered or made available to the Partnership and such documents will be listed in the REIT Disclosure Letter and were or will be true and correct when delivered or made available. For the purposes of the immediately preceding sentence, the term "Subsidiary" shall include the entities set forth in the REIT Disclosure Letter, which are all of the REIT's Subsidiaries.

     6.2 Authorization, Validity and Effect of Agreements. The REIT has the requisite power and authority to enter into the transactions contemplated hereby and to execute and deliver this Agreement and all other documents, agreements and instruments related to the transactions contemplated by this Agreement to which it is a party (the "REIT Ancillary Agreements"). Subject only to the approval of the issuance of the REIT Shares and the Notes pursuant to the Merger contemplated hereby by the holders of a majority of the outstanding the REIT Shares, present and voting thereon, the consummation by the REIT of this Agreement, the REIT Ancillary Agreements and the transactions contemplated hereby have been duly authorized by all requisite action on the part of the REIT. This Agreement constitutes, and the REIT Ancillary Agreements (when executed and delivered pursuant hereto for value received) will constitute, the valid and legally binding obligations of the REIT enforceable against the REIT in accordance with their respective terms, subject to Equitable Remedies.

     6.3 Capitalization. On ____________, 1998, the authorized capital stock of the REIT consists of _______________ Common Shares. As of the date hereof, all _______________ Common Shares are outstanding. The REIT has no outstanding bonds, debentures, notes or other obligations, the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the shareholders of the REIT on any matter. Except as set forth in the REIT Disclosure Letter, all such issued and outstanding of REIT Shares are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. Except as set forth in the REIT Disclosure Letter, there are not at the date of this Agreement any existing options, warrants, calls, subscriptions, convertible securities, or other rights, agreements or commitments which obligate the REIT or any of its Subsidiaries to issue, transfer or sell any shares or other equity interest of the REIT or any of its Subsidiaries except under any employee incentive plan approved by the REIT's shareholders. There are no agreements or understandings to which the REIT is a party with respect to the voting of any REIT Shares or which restrict the transfer of any such shares, except in order to protect its REIT status.

     6.4 Subsidiaries. Except as set forth in the REIT Disclosure Letter, the REIT owns directly or indirectly each of the outstanding shares of capital stock or all of the partnership or other equity interests of each of the REIT's Subsidiaries (except those joint venture interests as may be disclosed in the REIT Disclosure Letter) and such stock interests are free and clear of all liens, pledges, security interests, claims or other encumbrances other than liens imposed by local law which are not material.

     6.5 Other Interests. Except as will be disclosed in the REIT Disclosure Letter and except for interests in the REIT Subsidiaries, neither the REIT nor any REIT Subsidiary owns directly or indirectly any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or entity (other than investments in short-term investment securities).

     6.6 No Violation. Neither the execution and delivery by the REIT of this Agreement nor the consummation by the REIT of the transactions contemplated hereby in accordance with the terms hereof, will: (i) conflict with or result in a breach of any provisions of the REIT's Declaration of Trust; (ii) violate, or conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties of the REIT or its Subsidiaries under, or result in being declared void, voidable or without further binding effect, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust or any license, franchise, permit, lease, contract, agreement or other instrument, commitment or obligation to which the REIT or any of its Subsidiaries is a party, or by which the REIT or any of its Subsidiaries or any of their properties is bound or affected, except for any of the foregoing matters which, individually or in the aggregate, would not have a REIT Material Adverse Effect; or
(iii) other than the Regulatory Filings require any consent, approval or authorization of, or declaration, filing or registration with, any domestic governmental or regulatory authority, except where the failure to obtain such consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority would not have a REIT Material Adverse Effect.

     6.7  SEC Documents

          (a) The REIT has made available or will make available to the Partnership prior to the Closing, the registration statements of the REIT filed with the SEC in connection with public offerings of REIT securities since its inception and all exhibits, amendments and supplements thereto (the "REIT Registration Statements"), and each registration statement, report, proxy statement or information statement and all exhibits thereto prepared by it or relating to its properties since the effective date of the latest REIT Registration Statement, each in the form (including exhibits and any amendments thereto) filed with the SEC (collectively, the "REIT Reports"). The REIT Reports, which were or will be filed with the SEC in a timely manner, constitute all forms, reports and documents required to be filed by the REIT under the Securities Laws.

          (b) To the REIT's actual knowledge, as of their respective dates, the REIT Reports (i) complied as to form in all material respects with the applicable requirements of the Securities Laws, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. To the REIT's actual acknowledge, each of the consolidated balance sheets of the REIT included in or incorporated by reference into the REIT Reports (including the related notes and schedules) fairly presents the consolidated financial position of the REIT and the REIT Subsidiaries as of its date and each of the consolidated statements of income, retained earnings and cash flows of the REIT included in or incorporated by reference into the REIT Reports (including any related notes and schedules) fairly presents the results of operations, retained earnings or cash flows, as the case may be, of the REIT and the REIT Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to normal year-end audit adjustments which would not be material in amount or effect), in each case in accordance with generally accepted accounting principles consistently applied during the periods involved, except as may be noted therein and except, in the case of the unaudited statements, as permitted by the Securities Laws.

          (c) Except as and to the extent set forth on the consolidated balance sheet of the REIT and its Subsidiaries at March 31, 1998, including all notes thereto, or as set forth in the REIT Reports, neither the REIT nor any of the REIT Subsidiaries has any material liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected on, or reserved against in, a balance sheet of the REIT or in the notes thereto, prepared in accordance with generally accepted accounting principles consistently applied, except liabilities arising in the ordinary course of business since such date which would not have a REIT Material Adverse Effect.

     6.8  Litigation. To the REIT's actual knowledge, there are
(i) no continuing orders, injunctions or decrees of any court, arbitrator or governmental authority to which the REIT or any REIT Subsidiary is a party or by which any of its properties or assets are bound or, to which any of its directors, officers, or affiliates is a party or by which any of their properties or assets are bound, and (ii) except as will be set forth in the REIT Disclosure Letter, no actions, suits or proceedings pending against the REIT or any REIT Subsidiary or, to the knowledge of the REIT, against any of its Directors, officers, or affiliates or, to the knowledge of the REIT, threatened against the REIT or any REIT Subsidiary or against any of its directors, officers, or affiliates, at law or in equity, or before or by any federal or state commission, board, bureau, agency or instrumentality, that in the case of clauses (i) or (ii) above are reasonably likely, individually or in the aggregate, to have a REIT Material Adverse Effect.

     6.9 Absence of Certain Changes. Except as disclosed in the REIT Reports filed with the SEC prior to the date hereof, (i) the REIT and its Subsidiaries have conducted their business only in the ordinary course of such business (which, for purposes of this section only, shall include all acquisitions of real estate properties and financing arrangements made in connection therewith); (ii) there has not been any REIT Material Adverse Effect; (iii) there has not been any declaration, setting aside or payment of any dividend or other distribution with respect to the REIT Shares; and (iv) there has not been any material change in the REIT's accounting principles, practices or methods.

     6.10 Taxes

          (a) Except as may be disclosed in the REIT Disclosure Letter, the REIT and each of its Subsidiaries (i) has timely filed all federal, state and foreign tax returns including, without limitation, information returns and reports required to be filed by any of them for tax periods ended prior to the date of this Agreement or requests for extensions have been timely filed and any such request has been granted and has not expired and all such returns are absolute and complete in all material respects, (ii) has paid or accrued all taxes shown to be due and payable on such returns or which have become due and payable pursuant to any assessment, deficiency notice, 30-day letter or other notice received by it and (iii) has properly accrued all taxes for such periods subsequent to the periods covered by such returns. Neither the REIT nor any of its Subsidiaries has received notice that the federal, state and local income and franchise tax returns of the REIT or any such Subsidiary has been or will be examined by any taxing authority. Neither the REIT nor any of its Subsidiaries has executed or filed with the IRS or any other taxing authority any agreement now in effect extending the period for assessment or collection of any income or other taxes.

          (b) Except as will be disclosed in the REIT Disclosure Letter, neither the REIT nor any of its Subsidiaries is a party to any pending action or proceeding by any governmental authority for assessment or collection of taxes, and no claim for assessment or collection of taxes has been asserted against it. True, correct and complete copies of all federal, state and local income or franchise tax returns filed by the REIT and each of its Subsidiaries and all communications relating thereto have been delivered to the Partnership or made available to representatives of the Partnership or will be so delivered or made available prior to the Closing. The REIT (i) has qualified to be taxed as a REIT pursuant to Sections 856 through 859 of the Code for its taxable years ended December 31, 1995 through 1997, inclusive
(ii) has operated, and intends to continue to operate, in such a manner as to qualify to be taxed as a REIT pursuant to Sections 856 through 859 of the Code for its taxable year ended on the effective date of the Merger, and (iii) has not taken or omitted to take any action which could result in, and each of the executive officers of the REIT, each acting in his respective capacity as such, has no actual knowledge of, a challenge to its status as a REIT. REIT represents that each of its Subsidiaries is a Qualified REIT Subsidiary as defined in Section 856(i) of the Code. Neither the REIT nor any of its Subsidiaries holds any asset (i) the disposition of which could be subject to rules similar to Section 1374 of the Code as a result of an election under IRS Notice 88-19 or (ii) that is subject to a consent filed pursuant to Section 341(f) of the Code and regulations thereunder. For purposes of this Section 6.10, "taxes" includes any interest, penalty or additional amount payable with respect to any tax.

     6.11 Books and Records

          (a) The books of account and other financial records of the REIT and its Subsidiaries are in all material respects true, complete and correct, have been maintained in accordance with good business practices, and are accurately reflected in all material respects in the financial statements included in the REIT Reports.

          (b) The minute books and other records of the REIT and its Subsidiaries contain in all material respects accurate records of all meetings and accurately reflect in all material respects all other corporate action of the shareholders and the Board and any committees of the Board and its Subsidiaries.

     6.12 Properties

          (a) The REIT and its Subsidiaries own, and each joint venture to which the REIT or its subsidiary is a party owns, fee simple title to each of the real properties reflected on the most recent balance sheet of the REIT included in the REIT Reports or as may be identified in the REIT Disclosure Letter (the "REIT Properties"), which are all of the real estate properties owned by them, free and clear of Encumbrances. To the REIT's actual knowledge, the REIT Properties are not subject to any rights of way, written agreements, laws, ordinances and regulations affecting building use or occupancy, or reservations of an interest in title (collectively, "Property Restrictions"), except for (i) Encumbrances and Property Restrictions that will be set forth in the REIT Disclosure Letter, (ii) Property Restrictions imposed or promulgated by law or any governmental body or authority with respect to real property, including zoning regulations, provided they do not materially adversely affect the current use of the property, (iii) Encumbrances and Property Restrictions disclosed on existing title reports or surveys (in either case copies of which title reports and surveys have been or will be delivered or made available to the Partnership prior to the Closing, and (iv) mechanics', carriers', workmen's, repairmen's liens and other Encumbrances, Property Restrictions and other limitations of any kind, if any, which have heretofore been bonded (and that will be listed in the REIT Disclosure Letter) or which individually or in the aggregate, do not exceed $100,000, do not materially detract from the value of or materially interfere with the present use of any of the REIT Properties subject thereto or affected thereby, and do not otherwise materially impair business operations conducted by the REIT and its Subsidiaries and which have arisen or been incurred only in its construction activities or in the ordinary course of business.

          (b) Valid policies of title insurance have been issued insuring the REIT's or any of its Subsidiaries' fee simple title to the REIT Properties, subject only to the matters disclosed above and as may be set forth in the REIT Disclosure Letter, and such policies are, at the date hereof, in full force and effect and no material claim has been made against any such policy. To the REIT's actual knowledge, except as will be set forth in the REIT Disclosure Letter, (i) there is no certificate, permit or license from any governmental authority having jurisdiction over any of the REIT Properties or any agreement, easement or other right which is necessary to permit the lawful use and operation of the buildings and improvements on any of the REIT Properties or which is necessary to permit the lawful use and operation of all driveways, roads and other means of egress and ingress to and from any of the REIT Properties that has not been obtained and is not in full force and effect, or of any pending threat of modification or cancellation of any of same; (ii) neither the REIT nor its Subsidiaries has received written notice of any material violation of any federal, state or municipal law, ordinance, order, regulation or requirement affecting any portion of any of the REIT Properties issued by any governmental authority; (iii) there are no structural defects relating to the REIT Properties and no the REIT Properties whose building systems are not in working order in any material respect; and (iv) there is (A) no physical damage to any the REIT Property in excess of $10,000 for which there is no insurance in effect covering the cost of the restoration, (B) no current renovation to any the REIT Property the cost of which exceeds $100,000 and (C) no current restoration (excluding tenant improvements) of any the REIT Property the cost of which exceeds $100,000.

          (c) Except as will be set forth in the REIT Disclosure Letter, the REIT or its Subsidiaries have received no notice to the effect that and there are no (A) condemnation or rezoning proceedings that are pending or threatened with respect to any of the REIT Properties or (B) any zoning, building or similar laws, codes, ordinances, orders or regulations that are or will be violated by the continued maintenance, operation or use of any buildings or other improvements on any of the REIT Properties or by the continued maintenance, operation or use of the parking areas in any material respect. All work to be performed, payments to be made and actions to be taken by the REIT or its Subsidiaries prior to the date hereof pursuant to any agreement entered into with a governmental body or authority in connection with a site approval, zoning reclassification or other similar action relating to the REIT Properties (e.g., Local Improvement District, Road Improvement District, Environmental Mitigation) has been performed, paid or taken, as the case may be, and the REIT is not aware of any planned or proposed work, payments or actions that may be required after the date hereof pursuant to such agreements, except as will be set forth in the REIT Disclosure Letter.

     6.13 Environmental Matters. To the actual knowledge of the REIT, none of the REIT, any of its Subsidiaries or, any other person has caused or permitted (i) the unlawful presence of any Hazardous Materials on any of the REIT Properties, or (ii) any unlawful spills, releases, discharges or disposal of Hazardous Materials to have occurred or be presently occurring on or from the REIT Properties as a result of any construction on or operation and use of such properties, which presence or occurrence would, individually or in the aggregate, have a REIT Material Adverse Effect; and in connection with the construction on or operation and use of the REIT Properties, the REIT and its Subsidiaries have not failed to comply, in any material respect, with any applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials.

     6.14 Labor Matters. Neither the REIT nor any of its Subsidiaries is a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor union organization. There is no unfair labor practice or labor arbitration proceeding pending or, to the knowledge of the executive officers of the REIT, threatened against the REIT or its Subsidiaries relating to their business, except for any such proceeding which would not have the REIT Material Adverse Effect. To the knowledge of the REIT, there are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened involving employees of the REIT or any of its Subsidiaries.

     6.15 No Brokers. Except for the fee payable to Bishop Crown Investment Research, Inc. ("Bishop-Crown") as described in
Section 6.16 below, the REIT has not entered into any contract, arrangement or understanding with any person or firm which may result in the obligation of the REIT or the Partnership to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby. The REIT is not aware of any claim for payment of any finder's fees, brokerage or agent's commissions or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.

     6.16 Opinion of Financial Advisor. The REIT has retained Bishop-Crown to review the transaction contemplated by this Agreement and to issue an opinion as to the fairness to the REIT, from a financial point of view, of the consideration to be paid by the REIT pursuant to the Merger.

     6.17 Partnership Share Ownership. Except as may be set forth in the REIT Disclosure Letter, neither the REIT nor any of its Subsidiaries owns any Units or other partner interests of the Partnership or other securities convertible into the Partnership interests.

     6.18 The REIT Shares. The issuance and delivery by the REIT of the REIT Shares in connection with the Merger and this Agreement have been duly and validly authorized by all necessary action on the part of the REIT except for the approval of its shareholders contemplated by this Agreement. The REIT Shares to be issued in connection with the Merger and this Agreement, when issued in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, except that shareholders may be subject to further assessment with respect to certain claims for tort, contract, taxes, statutory liability and otherwise in some jurisdictions to the extent such claims are not satisfied by the REIT.

     6.19 The Notes. The issuance and delivery by the REIT of the Notes in connection with the Merger and this Agreement have been duly and validly authorized by all necessary action on the part of the REIT except for the approval of its shareholders contemplated by this Agreement. The Notes to be issued in connection with the Merger and this Agreement, when issued in accordance with the terms of this Agreement, will constitute binding obligations of the REIT enforceable in accordance with these terms, subject to the laws respecting debtor rights generally, except that shareholders may be subject to further assessment with respect to certain claims for tort, contract, taxes, statutory liability and otherwise in some jurisdictions to the extent such claims are not satisfied by the REIT.

     6.20 Convertible Securities. Except as disclosed in the REIT Disclosure letter, the REIT has no outstanding options, warrants or other securities exercisable for, or convertible into, shares of the REIT Shares, the terms of which would require any anti-dilution adjustments by reason of the consummation of the transactions contemplated hereby.

     6.21 Related Party Transactions. Set forth in the REIT Disclosure Letter will be a list of all arrangements, agreements and contracts entered into by the REIT or any of its Subsidiaries with (i) any person who is an officer, director or affiliate of the REIT or any of its Subsidiaries, any relative of any of the foregoing or any entity of which any of the foregoing is an affiliate or (ii) any person who acquired the REIT Shares in a private placement. The copies of such documents, all of which have been or will be delivered or made available to the Partnership prior to the Closing, are or will be true, complete and correct when delivered or made available.

     6.22 Contracts and Commitments. The REIT Disclosure Letter will set forth (i) all unsecured notes or other obligations of the REIT and the REIT Subsidiaries which individually may result in total payments in excess of $100,000, (ii) notes, debentures, bonds and other evidence of indebtedness which are secured or collateralized by mortgages, deeds of trust or other security interests in the REIT Properties or personal property of the REIT and its Subsidiaries, and (iii) each commitment entered into by the REIT or any of its Subsidiaries which individually may result in total payments or liability in excess of $100,000. Copies of the foregoing have been or will be delivered or made available to the Partnership prior to the Closing will be listed on the REIT Disclosure Letter and are or will be materially true and correct when delivered or made available. None of the REIT or any of its Subsidiaries has received any notice of a default that has not been cured under any of the documents described in clause (i) or
(ii) above or is in default respecting any payment obligations thereunder beyond any applicable grace periods. All options of the REIT or any of its Subsidiaries to purchase real property will be set forth on the REIT Disclosure Letter and such options and the REIT's or its Subsidiaries' rights thereunder are in full force and effect. All joint venture agreements to which the REIT or any of its Subsidiaries is a party will be set forth on the REIT Disclosure Letter and the REIT or its Subsidiaries are not in default with respect to any obligations, which individually or in the aggregate are material, thereunder.

     6.23 Development Rights. Set forth in the REIT Disclosure Letter will be a list of all material agreements entered into by the REIT or any of its Subsidiaries relating to the development, rehabilitation, capital improvement or construction of office buildings, industrial facilities or other real estate properties which development or construction has not been substantially completed as of the date of this Agreement. Such agreements, true, complete and correct copies of all of which have been or will be delivered or made available to the Partnership prior to the Closing will be listed in the REIT Disclosure Letter.

     6.24 Certain Payments Resulting From Transactions. Except as Disclosed in the REIT Disclosure Letter, the execution of, and performance of the transactions contemplated by, this Agreement will not (either alone or upon the occurrence of any additional or subsequent events) (i) constitute an event under any the REIT Benefit Plan, policy, practice, agreement or other arrangement or any trust or loan (the "Employee Arrangements") that will or may result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any employee, director or consultant of the REIT or any of its Subsidiaries unless such rights have been waived by any such person, or (ii) result in the triggering or imposition of any restrictions or limitations on the right of the REIT or the Partnership to amend or terminate any Employee Arrangement and receive the full amount of any excess assets remaining or resulting from such amendment or termination, subject to applicable taxes. No payment or benefit which will be required to be made pursuant to the terms of any agreement, commitment or the REIT Benefit Plan, as a result of the transactions contemplated by this Agreement, to any officer, director or employee of the REIT or any of its Subsidiaries, will be characterized as an "excess parachute payment" within the meaning of Section 280G(b)(1) of the Code.

                                 SECTION 7

                                COVENANTS

     7.1 Acquisition Proposals. Prior to the Effective Time, the Partnership and the REIT each agree (i) that neither of them nor any of their Subsidiaries shall, and each of them shall direct and use its best efforts to cause its respective officers, general partner(s), limited partners, Directors, employees, agents, affiliates and representatives (including, without limitation, any investment banker, attorney or accountant retained by it or any of its Subsidiaries), as applicable, not to, initiate, solicit or encourage, directly or indirectly, any inquiries or the making or implementation of any proposal or offer (including, without limitation, any proposal or offer to its shareholders or limited partners) with respect to a merger, acquisition, tender offer, exchange offer, consolidation or similar transaction involving, or any purchase of all or any significant portion of the assets or any equity securities (or any debt securities convertible into equity securities) of, such party or any of its Subsidiaries, other than the transactions contemplated by this Agreement (any such proposal or offer being hereinafter referred to as an "Acquisition Proposal") or engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any person relating to an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal;
(ii) that it will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing and each will take the necessary steps to inform the individuals or entities referred to above of the obligations undertaken in this Section 7.1; and (iii) that it will notify the other party immediately if any such inquiries or proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with, it; provided, however, that nothing contained in this Section 7.1 shall prohibit the General Partner or the Board from (x) furnishing information to or entering into discussions or negotiations with, any person or entity that makes an unsolicited bona fide Acquisition Proposal, if, and only to the extent that,
(A) the General Partner or the Board, as applicable, determines in good faith that such action is required for it to comply with its fiduciary duties to limited partners or shareholders, as applicable, imposed by law as advised by counsel, (B) prior to furnishing such information to, or entering into discussions or negotiations with, such person or entity, such party provides written notice to the other party to this Agreement to the effect that it is furnishing information to, or entering into discussions with, such person or entity, and (C) subject to any confidentiality agreement with such person or entity (which such party determined in good faith was required to be executed in order for the General Partner or the Board, as applicable, to comply with its fiduciary duties to limited partners or shareholders, as applicable, imposed by law as advised by counsel), such party keeps the other party to this Agreement informed of the status (but not the terms) of any such discussions or negotiations; and (y) to the extent applicable, complying with Rule 14e-2 promulgated under the Exchange Act with regard to an Acquisition Proposal.

     Nothing in this Section 7.1 shall (i) permit any party to terminate this Agreement (except as specifically provided in Section 9 hereof), (ii) permit any party to enter into any agreement with respect to an Acquisition Proposal during the term of this Agreement (it being agreed that during the term of this Agreement, no party shall enter into any agreement with any person that provides for, or in any way facilitates, an Acquisition Proposal (other than a confidentiality agreement in customary form)), or (iii) affect any other obligation of any party under this Agreement.

     7.2  Conduct of Businesses

     (i) Prior to the Effective Time, except as may be set forth in the Partnership Disclosure Letter or the REIT Disclosure
Letter or as contemplated by this Agreement, unless the other party has consented in writing thereto, the REIT and the
Partnership:

          (a) Shall use their reasonable efforts, and shall cause each of their respective Subsidiaries to use their reasonable efforts, to preserve intact their business organizations and goodwill and keep available the services of their respective officers and employees;

          (b) Shall confer on a regular basis with one or more representatives of the other to report operational matters of materiality and, subject to Section 7.1, any proposals to engage in material transactions;

          (c) Shall promptly notify the other of any material emergency or other material change in the condition (financial or otherwise) of the business, properties, assets or liabilities, or any material governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated), or the breach in any material respect of any representation, warranty, covenant or agreement contained herein;

          (d) Shall continue to pay quarterly dividends or distributions, as the case may be, at the interest rates but shall not make any other distributions payable with respect to the REIT Shares and Partnership Interests, respectively; and

          (e) Shall promptly deliver to the other true and correct copies of any report, statement or schedule filed with the SEC subsequent to the date of this Agreement.

     (ii) Prior to the Effective Time, except as may be set forth in the Partnership Disclosure Letter, unless the REIT has consented (such consent not to be unreasonably withheld or delayed) in writing thereto, the Partnership:

          (a) Shall conduct its operations according to its usual, regular and ordinary course in substantially the same manner as heretofore conducted;

          (b)  Shall not amend the Partnership Organizational
          Documents;

          (c) Shall not (i) except pursuant to the exercise of options, warrants, conversion rights and other contractual rights existing on the date hereof and disclosed pursuant to this Agreement, issue any Units or other Partner interests in the Partnership, make any distribution, effect any recapitalization or other similar transaction, (ii) grant, confer or award any option, warrant, conversion right or other right not existing on the date hereof to acquire any Partnership Units, (iii) increase any compensation or enter into or amend any employment agreement with the General Partner or any of the present or future affiliates of the General Partner, or (iv) adopt any new employee benefit plan or amend any existing employee benefit plan in any material respect, except for changes which are less favorable to participants in such plans;

          (d) Shall not declare, set aside or make any distribution or payment with respect to any Units or other
     Partner interests in the Partnership or directly or indirectly redeem, purchase or otherwise acquire any Units or other Partner interest in the Partnership, or make any commitment for any such action;

          (e) Shall not sell or otherwise dispose of (i) any Partnership Properties, or (ii) except in the ordinary course of business, any of its other assets which are material, individually or in the aggregate;

          (f) Shall not make any loans, advances or capital contributions to, or investments in, any other person;

          (g) Shall not pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practice or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the most recent consolidated financial statements (or the notes thereto) of the Partnership included in the Partnership Reports or incurred in the ordinary course of business consistent with past practice;

          (h) Shall not enter into any commitment which individually may result in total payments or liability by or to it in excess of $10,000 (or 5% of its Net Asset Value, if less) in the case of any one commitment or in excess of $20,000 (or 10% of its Net Asset Value, if less) for all commitments;

          (i) Shall not, and shall not permit any of its Subsidiaries to, enter into any commitment with any officer, director or affiliate of the Partnership or its General Partner(s) except to the extent the same occur in the ordinary course of business consistent with past practice and would not have a Partnership Material Adverse Effect; and

          (j) Shall not enter into or terminate any lease representing annual revenues of $10,000 or more (or 5% of its Net Asset Value, if less).

     (iii) Prior to the Effective Time, except as may be set forth in the REIT Disclosure Letter, unless the Partnership has consented (such consent not to be unreasonably withheld or delayed) in writing thereto, the REIT:

          (a) Shall, and shall cause each of its Subsidiaries to, conduct its operations according to their usual, regular and ordinary course in substantially the same manner as heretofore conducted;

          (b) Shall not amend its Articles of Incorporation or Bylaws except as contemplated by this Agreement;

          (c) Shall not (i) except pursuant to the exercise of options, warrants, conversion rights and other contractual rights (including the REIT's existing dividend reinvestment plan) existing on the date hereof and disclosed pursuant to this Agreement, issue any shares of its capital stock, effect any share split, reverse share split, share dividend, recapitalization or other similar transaction, (ii) grant, confer or award any option, warrant, conversion right or other right not existing on the date hereof to acquire any shares of its capital stock (except pursuant to any employee incentive plan approved by shareholders), (iii) amend any employment agreement with any of its present or future officers or the Board, or (iv) adopt any new employee benefit plan (including any share option, share benefit or share purchase plan) except the employee incentive plan to be voted on at its shareholder meeting for the fiscal year ended December 31, 1998;

          (d) Shall not declare (except as provided above for the continuing payment of quarterly dividends), set aside or pay any dividend or make any other distribution or payment with respect to any common shares or directly or indirectly redeem, purchase or otherwise acquire any common shares or capital stock of any of its Subsidiaries, or make any commitment for any such action;

          (e) Except as will be set forth in the REIT Disclosure Letter, shall not, and shall not permit any of its Subsidiaries to, sell or otherwise dispose of (i) any the REIT Properties or any of its capital stock of or other interests in Subsidiaries or (ii) except in the ordinary course of business, any of its other assets which are material, individually or in the aggregate;

          (f) Shall not, and shall not permit any of its Subsidiaries to (except in the ordinary course of business), make any loans, advances or capital contributions to, or investments in, any other person other than in connection with the sale of properties;

          (g) Shall not, and shall not permit any of its Subsidiaries to, pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction in the ordinary course of business consistent with past practice or in accordance with their terms, of liabilities reflected or reserved against in, or contemplated by, the most recent consolidated financial statements (or the notes thereto) of the REIT included in the REIT Reports or incurred in the ordinary course of business consistent with past practice;

          (h) Shall not, and shall not permit any of its Subsidiaries to, enter into any commitment which individually may result in total payments or liability by or to it in excess of $50,000 in the case of any one commitment or in excess of $250,000 for all commitments, except for those commitments in connection with the acquisition and/or development of property disclosed in the REIT Disclosure Letter; and

          (i) Shall not, and shall not permit any of its Subsidiaries to, enter into any commitment with any officer, director or affiliate of the REIT or any of its Subsidiaries, except as herein or in the REIT Disclosure
     Letter provided and except in the ordinary course of business.

     For purposes of this Section 7.2, any consent shall be deemed to be unreasonably delayed if notice of consent or withholding of consent is not received within three days of request. Further, if no response is received by the end of business on such third day, the party receiving the request shall be deemed to have consented to such action.

     7.3 Meetings of Shareholders and Partners. Each of the REIT and the Partnership will take all action necessary in accordance with applicable law and its organizational documents to convene a meeting of its shareholders or partners, as applicable, as promptly as practicable to consider and vote upon or otherwise to obtain the consent of its shareholders or partners, as applicable, to approve this Agreement and the transactions contemplated hereby. The General Partner and the Board shall each recommend such approval and the REIT and the Partnership shall each take all lawful action to solicit such approval, including, without limitation, timely mailing the Consent Statement/Prospectus (as defined in Section 7.7); provided, however, that such recommendation or solicitation is subject to any action taken by, or upon authority of, the General Partner and the Board, as the case may be, in the exercise of its good faith judgment as to its fiduciary duties to its shareholders or partners, as applicable, imposed by law as advised by counsel. The REIT and the Partnership shall coordinate and cooperate with respect to the timing of such meetings and shall use their best efforts to hold such meetings on the same day.

     7.4 Filings; Other Action. Subject to the terms and conditions herein provided, the Partnership and the REIT shall:
(a) use all reasonable efforts to cooperate with one another in
(i) determining which filings are required to be made prior to the Effective Time with, and which consents, approvals, permits or authorizations are required to be obtained prior to the Effective Time from governmental or regulatory authorities of the United States and the several states in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and (ii) timely making all such filings and timely seeking all such consents, approvals, permits or authorizations; (b) use all reasonable efforts to obtain in writing any consents required from third parties in form reasonably satisfactory to the Partnership and the REIT necessary to effectuate the Merger; and (c) use all reasonable efforts to take, or cause to be taken, all other action and do, or cause to be done, all other things necessary, proper or appropriate to consummate and make effective the transactions contemplated by this Agreement. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purpose of this Agreement, the proper officers and directors of the REIT and the General Partner shall take all such necessary action.

     7.5 Inspection of Records. From the date hereof to the Effective Time, each of the Partnerships and the REIT shall allow all designated officers, attorneys, accountants and other representatives of the other access at all reasonable times to the records and files, correspondence, audits and properties, as well as to all information relating to commitments, contracts, titles and financial position, or otherwise pertaining to the business and affairs of the Partnership and the REIT and their respective Subsidiaries.

     7.6 Publicity. The Partnership and the REIT shall, subject to their respective legal obligations (including requirements of stock exchanges and other similar regulatory bodies), consult with each other, and use reasonable efforts to agree upon the text of any press release before issuing any such press release or otherwise making public statements with respect to the transactions contemplated hereby and in making any filings with any federal or state governmental or regulatory agency or with any national securities exchange with respect thereto.

     7.7 Regulatory Filings. The REIT and Partnership shall cooperate and promptly prepare and the REIT shall (i) file with the California Department of Corporations an application for permit pursuant to Section 25121 of the California Corporate Securities Law of 1968, as amended (the "California Act") and a request for a fairness hearing pursuant to Section 25143 of the California Act and for the issuance of the REIT Shares and Notes under the Merger (the "California Application") and (ii) file with the SEC as soon as practicable Joint Preliminary Consent Solicitation material under section 14(a) of the Exchange Act, with respect to the REIT Shares issuable in connection with the Merger (the "Consent Statement"). The respective parties will cause the California Application and the Consent Statement to comply as to form in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder. The REIT shall use all reasonable efforts, and the Partnership will cooperate with the REIT to have the California Application declared effective by the California Department of Corporation as promptly as practicable. The REIT shall use its best efforts to obtain, prior to the filing of one Definitive Consent Statement, any necessary state securities law or "Blue Sky" permits or approvals required to carry out the transactions contemplated by this Agreement and will pay all expenses incident thereto. The REIT agrees that the Consent Statement and each amendment or supplement thereto, at the time of mailing thereof and at the time of the respective meetings of shareholders and partners, respectively, of the REIT and the Partnership, or, in the case of the California Application and each amendment or supplement thereto, at the time it is filed or becomes effective, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing shall not apply to the extent that any such untrue statement of a material fact or omission to state a material fact was made by the REIT in reliance upon and in conformity with written information concerning the Partnership furnished to the REIT by the Partnership specifically for use in the Consent Statement. The Partnership agrees that the written information provided by it specifically for inclusion in the Consent Statement and each amendment or supplement thereto, at the time of mailing thereof and at the time of the respective meetings of shareholders and partners, respectively, of the REIT and the Partnership, or, in the case of written information provided by the Partnership specifically for inclusion in the California Application, the Consent Statement or any amendments or supplement thereto, at the time it is filed or becomes effective, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The REIT will advise the Partnership, promptly after it receives notice thereof, of the time when the California Application will become effective and when the Definitive Consent Statement may be filed or any supplement or amendment has been filed, the issuance of any stop order, the suspension of the qualification of the REIT Shares issuable in connection with the Merger for offering or sale in any jurisdiction, or any request by the SEC for amendment of the Consent Statement or the California Application or comments thereon and responses thereto or requests by the SEC or the California Department of Corporations for additional information.

     7.8 Further Action. Each party hereto shall, subject to the fulfillment at or before the Effective Time of each of the conditions of performances set forth herein or the waiver thereof, perform such further acts and execute such documents as may reasonably be required to effect the Merger.

     7.9 Expenses. Subject to Section 9.3, all transaction costs and expenses of the Merger in connection with the Merger Agreement, the transactions contemplated thereby and of the mergers of each other Partnership to whom the REIT makes a merger offer pursuant to the Definitive Consent Statement (the "Merger Expenses") shall be paid by the REIT (the "REIT Expenses"), except the Partnership shall pay its Proportionate Share, as defined below, of the costs of the Houlihan Valuation Opinion and the Houlihan Fairness Opinion delivered to the General Partner (collectively the "Houlihan Opinions"), the legal and accounting costs of the Partnerships to whom such merger offers are made by the REIT (and any other costs in connection with the valuation or appraisal of such partnerships' properties prepared for the benefit of such partnerships or their partners) (the

"Partnership Merger Expenses"). In addition, the Partnership will bear its own direct costs of partner communications and transaction administration. The Partnership Proportionate Share of the Partnership Merger Expenses for the purposes of this Agreement, shall be the fraction, the numeration of which is the Partnerships Net Asset Value and the denomination of which is the total Net Asset Values of all Partnerships to whom merger offers are being made by the REIT as listed in the Definitive Consent Statement. In the event the Limited Partners of the Partnership do not approve the Merger, the General Partner will pay or reimburse the Partnership's Proportionate Share of the Partnership Merger Expenses.

     7.10 Indemnification. For a period of six years from and after the Effective Time, the REIT shall indemnify the partners, or agents of the Partnership who at any time prior to the Effective Time were entitled to indemnification under the Agreement of Limited Partnership of the Partnership existing on the date hereof to the same extent as such partners or agents are entitled to indemnification under such Agreement of Limited Partnership in respect of actions or omissions occurring at or prior to the Effective Time (including, without limitation, the transactions contemplated by this Agreement).

     7.11 Survival of the Partnership Obligations; Assumption of the Partnership Liabilities by the REIT. All of the obligations of the Partnership that are outstanding at the Closing shall survive the Closing and shall not be merged therein. Upon the consummation of the Merger, such obligations shall be assumed, automatically, by the REIT; provided, however, that such assumption shall not impose upon or expose the REIT to any liability for which the Partnership was not liable, and provided, further, that the REIT shall be entitled to the same defenses, offsets and counterclaims to which the Partnership would have been entitled, but for the Merger.

     7.12 The REIT Status. From and after the date and until the Effective Time, neither the REIT nor the Partnership nor any of their respective Subsidiaries or other affiliates shall (i) knowingly take any action, or knowingly fail to take any action, that would jeopardize qualification of the REIT as the REIT within the meaning of Sections 856 through 859 of the Code; or
(ii) enter into any contract, agreement, commitment or arrangement with respect to the foregoing.

     7.13 Third Party Consents. The REIT and the Partnership each shall take all necessary corporate and other action and will use its commercially reasonable efforts to obtain the consents and applicable approvals from third parties that may be required to enable it to carry out the transactions contemplated by this Agreement.

     7.14 Efforts to Fulfill Conditions.  The REIT and the
Partnership each shall use commercially reasonable efforts to insure that all conditions precedent to its obligations hereunder are fulfilled at or prior to the Closing.

     7.15 Representations, Warranties and Conditions Prior to Closing. The REIT and the Partnership each shall use its commercially reasonable efforts to cause its representations and warranties contained in this Agreement to be true and correct on and as of the Closing Date in all material respects. Prior to Closing, the REIT and the Partnership each shall promptly notify the other in writing (i) if any representation or warranty contained in this Agreement is discovered to be or becomes untrue or (ii) if the REIT or the Partnership fails to perform or comply with any of its covenants or agreements contained in this Agreement or it is reasonably expected that it will be unable to perform or comply with any of its covenants or agreements contained in this Agreement.

     7.16 Cooperation of the Parties.  The REIT and the
Partnership each will cooperate with the other in supplying such information as may be reasonably requested by the other in connection with obtaining consents or approvals to the transactions contemplated by this Agreement.

                              SECTION 8

                             CONDITIONS

     8.1  Conditions to Each Party's Obligations to Effect the
Merger. The respective obligation of each party to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the following conditions:

          (a) This Agreement and the transactions contemplated hereby shall have been approved in the manner required by the Charter and Bylaws and Agreement of Limited Partnership of the REIT and the Partnership, respectively, and by applicable law or by applicable regulations of any stock exchange or other regulatory body by the holders of the REIT Shares, the Notes, and the Partnership Interests entitled to vote thereon.

          (b) Neither of the parties hereto shall be subject to any order or injunction of a court of competent jurisdiction which prohibits the consummation of the transactions contemplated by this Agreement. In the event any such order or injunction shall have been issued, each party agrees to use its reasonable efforts to have any such injunction lifted.

          (c) The California Application shall have become effective and the Definitive Consent Statement shall have been timely filed and all necessary state securities law or "Blue Sky" permits or approvals required to carry out the transactions contemplated by this Agreement shall have been obtained and no stop order with respect to any of the foregoing shall be in effect.

          (d) All consents, authorizations, orders and approvals of (or filings or registrations with) any governmental commission, board, other regulatory body or third parties required in connection with the execution, delivery and performance of this Agreement shall have been obtained or made, except for filings in connection with the Merger and any other documents required to be filed after the Effective Time and except where the failure to have obtained or made any such consent, authorization, order, approval, filing or registration would not have a material adverse effect on the business, results of operations or financial condition of the REIT and the Partnership (and their respective Subsidiaries), taken as a whole, following the Effective Time.

     8.2 Conditions to Obligations of the Partnership to Effect the Merger. The obligation of the Partnership to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the following conditions, unless waived by the
Partnership:

          (a) The REIT shall have performed its agreements contained in this Agreement required to be performed on or prior to the Effective Time and the representations and warranties of the REIT contained in this Agreement shall be true and correct in all material respects as of the Closing Date as if made on the Closing Date, and the Partnership shall have received a certificate of the President or an Executive or Senior Vice President of the REIT, dated the Closing Date, certifying to such effect.

          (b) The Partnership shall have received the opinion of legal counsel to the REIT, as approved by the Partnership, dated the Closing Date, to the effect that the REIT met the requirements for qualification and taxation as a REIT for its taxable years 1995 through 1997; the REIT's diversity of equity ownership, operations through the Closing Date and proposed method of operation for future periods should allow it to qualify as a REIT for its taxable year ending December 31, 1998; and the discussion contained under the caption "Material Federal Income Tax Consequences" in the California Application and the Consent Statement each accurately reflects existing law and fairly addresses the material Federal income tax issues described therein. In rendering its opinion, said counsel shall be entitled to rely as to any factual matter upon certificates given by executive officers and other duly authorized representatives of the Partnership and the REIT and shall be entitled to assume that the covenants set forth in Section 7 shall be fully complied with.

          (c) From the date of the Agreement through the Effective Time, there shall not have occurred any change in the financial condition, business or operations of the REIT and its Subsidiaries, taken as a whole, that would have or would be reasonably likely to have the REIT Material Adverse Effect other than any such change that affects both the Partnership and the REIT in a substantially similar manner.

          (d)  The Houlihan Valuation Opinion addressed to the
Partnership shall not have been withdrawn or materially modified.


          (e)  The Houlihan Fairness Opinion addressed to the
Partnership that the Merger is fair, from a financial point of view, to the partners of the Partnership shall not have been withdrawn or materially modified.

          (f) The Partnership shall have received the opinion of legal counsel to the REIT, as approved by the Partnership, dated the Closing Date, as to such customary matters as the General Partner may reasonably request, such opinion to be reasonably satisfactory to the Partnership.

     8.3 Conditions to Obligation of the REIT to Effect the Merger. The obligations of the REIT to effect the Merger shall be subject to the fulfillment at or prior to the Closing Date of the following conditions, unless waived by the REIT:

          (a) The Partnership shall have performed its agreements contained in this Agreement required to be performed on or prior to the Effective Time and the representations and warranties of the Partnership contained in this Agreement shall be true and correct in all material respects as of the Closing Date as if made on the Closing Date and the REIT shall have received a certificate of the General Partner or the corporate general partner if applicable) dated the Closing Date, certifying to such effect.

          (b) The REIT shall have received the opinion of legal counsel to the Partnership, as approved by the REIT, dated the Closing Date, to the effect that the consummation of the Merger will not result in the REIT's failure to continue to satisfy the requirements for qualification as a REIT for federal income tax purposes. In rendering its opinion, said counsel shall be entitled to rely as to any factual matter upon certificates given by executive officers and other duly authorized representatives of the REIT and the Partnership and shall be entitled to assume that the covenants of Section 7 shall be fully complied with.

          (c) From the date of this Agreement through the Effective Time, there shall not have occurred any change in the financial condition, business or operations of the Partnership and its Subsidiaries, taken as a whole, that would have or would be reasonably likely to have a Partnership Material Adverse Effect, other than any such change that affects both the Partnership and the REIT in a substantially similar manner.


          (d) The opinion of Bishop-Crown Investment, Inc., addressed to the Board of Directors of the REIT that the consideration to be paid by the REIT pursuant to the Merger is fair, from a financial point of view, to the REIT shall not have been withdrawn or materially modified.

          (e) The REIT shall have received the opinion of legal counsel to the Partnership, as approved by the REIT, dated the Closing Date, as to such customary matters as the REIT may reasonably request, such opinion to be reasonably satisfactory to the REIT.

          (f)  The holders of not more than ______% of the REIT
Shares eligible to vote on the merger have not exercised their dissenters rights.

          [(g) The General Partner shall have delivered to the REIT a written agreement to the effect that it [they] will not offer to sell, sell or otherwise dispose of any shares of the REIT Common Stock issued in the Merger, except, in each case, pursuant to an effective registration statement or in compliance with Rule 145, as amended from time to time, or in a transaction which, in the opinion of legal counsel reasonably satisfactory to the REIT, is exempt from the registration requirements of the Securities Act and that the certificates representing the REIT shares issued to him or her in the Merger may bear a legend to such effect.]

                              SECTION 9

                             TERMINATION

     9.1 Termination by Mutual Consent. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, before or after the approval of this Agreement by the partners of the Partnership or the shareholders of the REIT by the mutual written consent of the REIT and the Partnership.

     9.2  Termination By Either the REIT or the Partnership for
Good Reason.

     The Merger Agreement may be terminated and the Merger may be abandoned by action of the General Partner for the Partnership or the Independent Directors for the REIT only for good reason. Only the following shall constitute termination for "good reason" for the purposes of this Agreement.

               (i) By either the REIT or the Partnership if the Merger shall not have been consummated by December 31, 1998;

               (ii) By the REIT if the approval of the Limited
                    Partners of a Partnership shall not have been obtained as required under the Merger
                    Agreement;

              (iii) By the Partnership if the approval of
                    the shareholders of the REIT shall not
                    have been obtained as required under the Merger Agreement;

               (iv) By either the REIT or the Partnership upon a
                    Change In Control, as defined below, of the other;

               (v) By either the REIT or the Partnership if there has been a breach by the other of any representation or warranty contained in the Merger Agreement, or if either determines in good faith that facts or circumstances of which it had no previous knowledge, which would have or would be reasonably likely to have a REIT Material Adverse Effect or a Partnership Material Adverse Effect, as the case may be, which breach is not cured within 30 days after written notice of such breach is given to the breaching party by the non-breaching party;

               (vi) By either the REIT or the Partnership if
                    there has been a material breach of any of the covenants or agreements set forth in the Merger Agreement by the other, which breach is not curable or, if curable, is not cured within 30 days after written notice of such breach is given to the breaching party by the non breaching party;

              (vii) By the Partnership if in the exercise of
                    his good faith judgment as to his
                    fiduciary duties as imposed by law, and
                    as advised by counsel, the General
                    Partner determines that such termination is required by reason of a Partnership Acquisition Proposal being made;

             (viii) By the REIT if, in the exercise of its
                    good faith judgment as to its fiduciary
                    duties as imposed by law, and as advised by counsel, the Independent Directors determine that such termination is required by reason of a REIT Acquisition Proposal being made; or

               (ix) By either the REIT or the Partnership if a
                    United States federal or state court of
                    competent jurisdiction or United States
                    federal or state governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Merger Agreement and such order, decree, ruling or other action shall have become final and non-appealable, provided that the party seeking to terminate the Merger Agreement shall have used all reasonable efforts to remove such order, decree, ruling or injunction.

     Provided, however, that the terminating party shall not have breached in any material respect its obligations under the Merger
Agreement in any manner that shall have proximately contributed to the occurrence of the failure.

     For the purposes of this Section 9.2, a "Change in Control" means (i) the sale or transfer of substantially all of the assets of the REIT, whether in one transaction or a series of transactions, except a sale to a successor corporation in which the stockholders immediately prior to the transaction hold, directly or indirectly, at least 50% of the total voting power of the successor corporation immediately after the transaction, (ii) any merger or consolidation between the REIT and another corporation immediately after which the stockholders hold, directly or indirectly, less than 50% of the total voting power of the surviving corporation, (iii) the dissolution or liquidation of the REIT, (iv) the acquisition by any person or group of persons of direct or indirect beneficial ownership of the REIT's common shares representing more than 50% of the total REIT Shares then outstanding, or (v) the date the Board Changes. For the purposes of the foregoing, a "Board Change" means the date that a majority of the Board is comprised of persons other than persons (i) whose election or appointment shall have been solicited by the General Partner, or (ii) who are serving as directors appointed by the Board to fill vacancies caused by death or resignation (but not by removal) or to fill newly created directorships.

     9.3  Effect of Termination and Abandonment

          (a) If an election to terminate the Merger Agreement is made by the Partnership (i) other than for good reason or (ii) for good reason pursuant to Section 9.2(vii) hereof, and a Partnership Acquisition Proposal shall have been made and, within one year from the date of such termination, the Partnership consummates a Partnership Acquisition Proposal or enters into an agreement to consummate a Partnership Acquisition Proposal to be subsequently consummated, the Partnership shall pay as liquidated damages (not as a penalty or forfeiture) to the REIT, provided that the REIT was not in material breach of its obligations at the time of such termination, an amount equal to the lesser of (x) the Partnership's Proportionate Share of $500,000 (a "REIT Liquidated Damages Amount") and (y) the sum of
(1) the maximum amount that can be paid to the REIT without causing the REIT to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code determined as if the payment of such amount did not constitute income described in Sections 856(c)(2)(A)-(H) and 856(c)(3)(A)-(I) of the Code ("Qualifying Income"), as determined by the REIT's certified public accountants plus (2) an amount equal to the REIT Liquidated Damages Amount less the amount payable under clause (1) above in the event the REIT receives a letter from its counsel indicating that it has received a ruling from the IRS to the effect that the REIT Liquidated Damages Amount payment constitutes Qualifying Income. In addition to the REIT Liquidated Damages Amount, the REIT shall be entitled to receive from the Partnership (or its successor in interest) all documented out-of-pocket costs and expenses incurred by it, up to a maximum of the Partnership's Proportionate Share of Expenses of the REIT Expenses. The payments to which the REIT is entitled as described above shall be its sole remedy with respect to the termination of the Merger Agreement under the circumstances contemplated above.

          (b) If an election to terminate the Merger Agreement is made because of a Partnership Material Adverse Effect under
Section 9.2(v), the Partnership shall, provided that the REIT was not in material breach of its obligations at the time of such termination, pay the REIT for the REIT Expenses, up to a maximum of the Partnership's Proportionate Share thereof (although it shall not be required to pay the REIT Liquidated Damages Amount), which payment of the REIT Expenses shall be the REIT's sole remedy for termination of the Merger Agreement in such circumstances.

          (c) If an election to terminate the Merger Agreement is made by the REIT (i) other than for good reason or (ii) for good reason pursuant to Section 9.2(viii) and, within one year from the date of such termination, the REIT consummates a REIT Acquisition Proposal or enters into an agreement to consummate a REIT Acquisition Proposal to be subsequently consummated; the REIT shall pay liquidated damages (not as a penalty or forfeiture) to the Partnership, provided that the Partnership was not in material breach of its obligations at the time of such termination. Such liquidated damages shall be in an amount equal to 120% of the Partnership's Proportionate Share of the Partnership Merger Expenses (the "Partnership Liquidated Damages Amount"). The payments to which the Partnership is entitled as described above shall be its sole remedy with respect to the termination of the Merger Agreement under the circumstances contemplated above.

          (d) If an election to terminate the Merger Agreement is made by the Partnership pursuant to Section 9.2(v) because of REIT Material Adverse Effect, the REIT shall, provided that the Partnership was not in material breach of its obligations at the time of such termination, pay the Partnership for the Proportionate Share of the Partnership Expenses, up to a maximum amount equal to the amount of the Partnership's Proportionate Share of the Partnership Merger Expenses and (although it shall not be required to pay the Liquidated Damages Amount), which payment shall be the Partnership's sole remedy for termination of the Merger Agreement in such circumstances.

          (e) If the Merger Agreement is terminated by either party pursuant to Sections 9.2(iv) or (vi), the non-terminating party shall, provided that the terminating party was not in material breach of its obligations at the time of such termination, pay the terminating party (x) in the case of termination by the Partnership the Partnership Liquidated Damages Amount, and in the case of termination by the REIT, the REIT Liquidated Damages Amount, plus (y) an amount equal to the terminating parties' Proportionate Share of the Merger Expenses and (z) the non-terminating party shall remain liable to the terminating party for its breach.

          (f)  If this Agreement is terminated pursuant to
Section 9.2(i) (as a result of the condition set forth in Section 8.2(c) or Section 9.2(ix) not being satisfied), the REIT shall, provided that the Partnership was not in material breach of its obligations hereunder at the time of such termination, pay the Partnership an amount equal to the Partnership's Proportionate Share of the Partnership Expenses, which payment shall be the Partnership's sole remedy for termination of the Agreement in such circumstances.

          (g) If an election to terminate this Agreement is made pursuant to Section 9.2(i), (ii) or (iii), and a Partnership Acquisition Proposal or a REIT Acquisition Proposal shall have been made and, within one year from the date of such termination, the non-nominating party consummates such Acquisition Proposal or enters into an agreement to consummate such Acquisition Proposal which is subsequently consummated, the non-terminating party shall pay to the terminating party, provided that the terminating party was not in material breach of its obligations hereunder at the time of such termination, as liquidated damages and not as a penalty or forfeiture, an amount equal to (x) in the case of termination by the Partnership, the Partnership Liquidated Damages Amount, and in the case of termination by the REIT, the REIT Liquidated Damages Amount, plus (y) its Proportionate Share of the Merger Expenses. In addition to such amount, the terminating party shall be entitled to receive from the non-terminating party (or its successor in interest) all of its documented out-of-pocket costs and expenses in connection with this Agreement and the transactions contemplated thereby.

The payments to which the terminating party is entitled under this Section 9.3(f) shall be its sole remedy with respect to the termination of the Agreement under the circumstances contemplated in this Section 9.3(f).

          (h)  The REIT and the Partnership agree to amend this
Section 9.3 at the request of the REIT in order to (x) maximize the portion of the Liquidated Damages Amount that may be distributed to the REIT hereunder without causing the REIT to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code or (y) improve the REIT's chances of securing a favorable ruling described in this Section 9.3, provided that no such amendment may result in any additional cost or expense to such other party.

          (i) In the event of termination of this Agreement and the abandonment of the Merger pursuant to this Section 9, all obligations of the parties hereto shall terminate, except the obligations of the parties pursuant to this Section 9.3 and
Section 7.9 and except for the provisions of Sections 10.3, 10.4, 10.5, 10.6, 10.7, 10.9, 10.10, 10.13, 10.14 and 10.16. In the
event the REIT or the Partnership has received a Liquidated Damages Amount as provided in this Section 9.3, such recipient shall not assert or pursue in any manner, directly or indirectly, any claim or cause of action against the other party hereto or any of its officers, Independent Directors, or General Partners, as applicable, based in whole or part upon its or their receipt, consideration, recommendation or approval of an Acquisition Proposal or the exercise by the REIT of its right to termination under Section 9.2(ix) or the exercise by the Partnership of its right to termination under Section 9.2(viii). Notwithstanding the foregoing, in the event the REIT or the Partnership is required to file suit to seek all or a portion of such Liquidated Damages Amount, and it ultimately succeeds, it shall be entitled to all expenses, including attorney's fees and expenses, which it has incurred in enforcing its right hereunder.

          (j) If either party willfully fails to perform its duties and obligations under this Agreement, the non-breaching party is additionally entitled to all remedies available to it at law or in equity and to recover its expenses from the breaching party.

     9.4 Extension; Waiver. At any time prior to the Effective Time, any party hereto, by action taken by the General Partner or the Board of Directors, as applicable, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

                             SECTION 10

                         GENERAL PROVISIONS

     10.1 Nonsurvival of Representations, Warranties and Agreements. All representations, warranties and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall not survive the Merger; provided, however, that the agreements contained in Section 4, the last sentence of
Section 7.4 and Sections 7.9, 7.10, 7.11, 7.12, 7.13, 7.14, 7.15
and 7.16 and this Section 10 shall survive the Merger.

     10.2 Notices. Any notice required to be given hereunder shall be in writing and shall be sent by facsimile transmission (confirmed by any of the methods that follow), courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid) and addressed as follows:

     If to the REIT:
     AmREIT, Inc.
     Eight Greenway Plaza, Suite 824
     Houston, TX 77046
     Attention: H. Kerr Taylor, President

     Telecopy: (713) 850-0498

     If to the Partnership:
     [Name of Partnership]
     Eight Greenway Plaza, Suite 824
     Houston, TX 77046
     Attention: ______________________

or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so delivered.

     10.3 Assignment; Binding Effect; Benefit. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, except as provided in the following sentence, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement. The provisions of Section 4 and Sections 7.10, 7.12, 7.13, 7.14, 7.15 and 7.16 (collectively, the
"Third Party Provisions") shall benefit the persons identified therein, but the aggregate liability of the REIT with respect thereto shall not exceed the amount specified in Section 9.

     10.4 Entire Agreement. This Agreement, the Exhibits, the Partnership Disclosure Letter, the REIT Disclosure Letter, the Partnership Ancillary Agreements, the REIT Ancillary Agreements and any documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

     10.5 Confidentiality

          (a) As used herein, "Confidential Material" means, with respect to either party hereto (the "Providing Party"), all information (written or oral) furnished (whether before or after the date hereof) by the Providing Party and its directors, officers, employees, affiliates or representatives of advisors, including counsel, lenders and financial advisors (collectively, the "Providing Party Representatives") to the other party hereto (the "Receiving Party") or such Receiving Party's directors, officers, employees, affiliates or representatives of advisors, including counsel, lenders and financial advisors or the Receiving Party's potential sources of financing for the transactions contemplated by this Agreement (collectively "the Receiving Party Representatives") and all analyses, compilations, forecasts and other studies or other documents prepared by the Providing Party or the Providing Party Representatives in connection with its or their review of the transactions contemplated by this Agreement which contain or reflect such information. The term "Confidential Material" does not include, however, information which (i) at the time of disclosure or thereafter is generally available to and known by the public other than as a result of a disclosure directly or indirectly by the Receiving Party or the Receiving Party Representatives in violation of this Agreement, (ii) at the time of disclosure was available on a nonconfidential basis from a source other than the Providing Party or the Providing Party Representatives, providing that such source is not and was not bound by a confidentiality agreement with the Providing Party, (iii) was known by the Receiving Party prior to receiving the Confidential Material from the Providing Party or has been independently acquired or developed by the Receiving Party without violating any of its obligations under this Agreement, or (iv) is contained in any Partnership Reports or the REIT Reports or Consent Statement/Prospectus.

          (b) Subject to paragraph (c) below or except as required by law, the Confidential Material will be kept confidential and will not, without the prior written consent of the Providing Party, be disclosed by the Receiving Party or its Representatives, in whole or in part and will not be used by the Receiving Party or its Representatives, directly or indirectly, for any purpose other than in connection with this Agreement, the Merger or the evaluating, negotiating or advising with respect to a transaction contemplated herein. Moreover, each Receiving Party agrees to transmit Confidential Material to its Representatives only if and to the extent that such Representatives need to know the Confidential Material for purposes of such transaction and are informed by such Receiving Party of the confidential nature of the Confidential Material and of the terms of this Section.

          (c) In the event that either Receiving Party, its Representatives or anyone to whom such Receiving Party or its Representatives supply the Confidential Material, are requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand, any informal or formal investigation by any government or governmental agency or authority or otherwise in connection with legal processes) to disclose any Confidential Material, such Receiving Party agrees (i) to immediately notify the Providing Party of the existence, terms and circumstances surrounding such a request, (ii) to consult with the Providing Party on the advisability of taking legally available steps to resist or narrow such request and (iii) if disclosure of such information is required, to furnish only that portion of the Confidential Material which, in the opinion of such Receiving Party's counsel, such Receiving Party is legally compelled to disclose and to cooperate with any action by the Providing Party to obtain an appropriate protective order or otherwise reliable assurances that confidential treatment will be accorded the Confidential Material (it being agreed that the Providing Party shall reimburse the Receiving Party for all reasonable out-of-pocket expenses incurred by the Receiving Party in connection with such cooperation).

          (d) In the event of the termination of this Agreement in accordance with its terms, promptly upon request from either Providing Party, the Receiving Party shall, except to the extent prevented by law, redeliver to the Providing Party or destroy all tangible Confidential Material and will not retain any copies, extracts or other reproductions thereof in whole or in part. Any such destruction shall be certified in writing to the Providing Party by an authorized officer of the Receiving Party supervising the same. Notwithstanding the foregoing, each Receiving Party and one Representative designated by each Receiving Party shall be permitted to retain one permanent file copy of each document constituting Confidential Material.

          (e) Each party hereto further agrees that if this Agreement is terminated in accordance with its terms, until one year from the date of termination, (1) it will not offer to hire or hire any person currently or formerly employed by the other party with whom such party has had contact prior hereto other than persons whose employment shall have been terminated by such other party prior to the date of such offer to hire or hiring and
(2) neither it nor its affiliates shall directly or indirectly,
(a)(w) solicit, seek or offer to effect or effect, (x) negotiate with or provide any information to the Board of Directors or General Partner(s), as applicable, of the other party, or officer of the other party or any shareholder or partner, as applicable, of the other party with respect to, (y) make any statement or proposal, whether written or oral, either alone or in concert with others, to the Board of Directors or Board of Directors of the General Partner(s) of the other party, any director, Trust Manager or officer of the other party or any shareholder or partner of the other party or any other person with respect to, or (z) make any public announcement (except as required by law in respect of actions permitted hereby) or proposal or offer whatsoever (including, but not limited to, any solicitation of consents as such terms are defined or used in Regulation 14A of the Exchange Act) with respect to, (i) any form of business combination or similar or other extraordinary transaction involving the other party or any affiliate thereof, including, without limitation, a merger, tender or exchange offer or liquidation of the other party's assets, (ii) any form of restructuring, recapitalization or similar transaction with respect to the other party or any affiliate thereto, (iii) any purchase of any securities or assets, or rights or options to acquire any securities or assets (through purchase, exchange, conversion or otherwise), of the other party or any affiliate thereof, (iv) any proposal to seek representation on the Board of Directors or the Board of Directors of the General Partner(s), as applicable, or otherwise to seek to control or influence the management, Board of Directors or the Board of Directors of the General Partner(s), as applicable, or policies of the other party or any affiliate thereof, (v) any request or proposal to waive, terminate or amend the provisions of this Section 10.5 or (vi) any proposal or other statement inconsistent with the terms of this Section 10.5 or (b) instigate, encourage, join, act in concert with or assist (including, but not limited to, providing or assisting in any way in the obtaining of financing for, or acting as a joint or co-bidder for the other party with) any third party to do any of the foregoing, unless and until such party has received the prior written invitation or approval of a majority of the Board of Directors or the General Partner(s), as applicable, to do any of the foregoing; provided that without such invitation or approval, either party may at any time, on a confidential non-public basis, submit to the Chief Executive Officer of the REIT or the General Partner(s), as applicable, a proposal to (a) amend any of the provisions of this Section 10.5(e) or (b) effect a business combination or other extraordinary transaction with the other party providing for the acquisition of all or substantially all of the assets or the securities of the other party, including, without limitation, a merger, tender offer or exchange offer. Each party hereto agrees that it will not agree with any third party to waive its rights under this Section 10.5.

     10.6 Amendment. This Agreement may be amended by the parties hereto, by action taken by the Board of Directors or the Board of Directors of the General Partner(s), as applicable, at any time before or after approval of this Agreement or any other matter presented in connection with the Merger by the shareholders of the REIT and partners of the Partnership, but after any such approval, no amendment shall be made which by law requires the further approval of shareholders or partners, as applicable, without obtaining such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

     10.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without regard to its rules of conflict of laws. Each of the REIT and the Partnership hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Texas and of the United States District Court, Southern District of Texas (the "Texas Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the Texas Courts and agrees not to plead or claim in any Texas Court that such litigation brought therein has been brought in an inconvenient forum.

     10.8 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

     10.9 Headings. Headings of the Sections of this Agreement are for the convenience of the parties only and shall be given no substantive or interpretive effect whatsoever.

     10.10 Interpretation. In this Agreement, unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, and words denoting any gender shall include all genders and words denoting natural persons shall include corporations and partnerships and vice versa.

     10.11 Waivers. Except as provided in this Agreement, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

     10.12 Incorporation. The Partnership Disclosure Letter and the REIT Disclosure Letter and all Exhibits and Schedules attached hereto and thereto and referred to herein and therein are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

     10.13 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any current or future law, and if the rights or obligations of the parties under this Agreement would not be materially and adversely affected thereby, such provision shall be fully separable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom. In lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement, a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible, and the parties hereto request the court or any arbitrator to whom disputes relating to this Agreement are submitted to reform the otherwise illegal, invalid or unenforceable provision in accordance with this Section 10.13.

     10.14 Enforcement of Agreement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any Texas Court, this being in addition to any other remedy to which they are entitled at law or in equity.

     10.15 Subsidiaries. As used in this Agreement, the word "Subsidiary" when used with respect to any party means any corporation, partnership, joint venture, business trust or other entity, of which such party directly or indirectly owns or controls at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization.

     10.16 Non-Recourse. Neither the officers, Directors nor shareholders of the REIT shall be personally bound or have any personal liability hereunder. The Partnership shall look solely to the assets of the REIT for satisfaction of any liability of the REIT with respect to this Agreement and the Ancillary Agreements to which it is a party. The Partnership will not seek recourse or commence any action against any of the shareholders of the REIT or any of their personal assets, and will not commence any action for money judgments against any of the Directors or officers of the REIT or seek recourse against any of their personal assets, for the performance or payment of any obligation of the REIT hereunder or thereunder. The partners of the Partnership shall not be personally bound or have any personal liability hereunder. The REIT shall look solely to the assets of the Partnership for satisfaction of any liability of the Partnership with respect to this Agreement and the Ancillary Agreements to which it is a party. The REIT will not seek recourse or commence any action against any of the partners of the Partnership or any of their personal assets, and will not commence any action for money judgments against any of the directors or officers of the Partnership or seek recourse against any of their personal assets, for the performance or payment of any obligation of the Partnership hereunder or thereunder.

     IN WITNESS WHEREOF, the parties have executed this Agreement and caused the same to be duly delivered on their behalf on the day and year first written above.

                        AmREIT, Inc.

                        ____________________________________________________
                        H. Kerr Taylor, President and Chief Executive Officer

                        [Name of Partnership]

                        By: ________________________________________________
                            Its General Partner

                            By: ____________________________________________
                                President

                             Form of
              AMENDMENT TO THE PARTNERSHIP AGREEMENT




                             ANNEX 2
                     To AmREIT Joint Consent
                      Solicitation Statement
                               and
                            Prospectus



          FORM OF AMENDMENT TO THE PARTNERSHIP AGREEMENT


     THIS AMENDMENT TO THE AGREEMENT OF LIMITED PARTNERSHIP (this "Amendment") of ________________________________ (the
"Partnership") is made and entered into by and among ____________, a corporation organized under the laws of the state of _________[and H. Kerr Taylor, the Individual General Partner], as the general partner[s] of the Partnership (the "General Partner[s]") and those persons who are listed on Schedule A hereto as limited partners of the Partnership (the "Limited Partners"). The capitalized terms used within this Amendment shall have the meanings set forth in the Partnership Agreement (as defined below) unless otherwise provided herein.

     A. The Partnership was formed on ____________________, 199___ under the provisions of the Limited Partnership Act (the "Act") pursuant to the terms of the (certificate and /or) Agreement of Limited Partnership entered into on _____________________, 199___ (the "Partnership Agreement").

     B.   On __________________, 199___, pursuant to the terms of
that certain Joint Proxy Solicitation Statement and Prospectus dated _______, 1998 (the "Prospectus"), the Limited Partners holding a majority of the outstanding limited partnership interests in the Partnership voted for and consented to this Amendment and to certain transactions resulting in the sale of all of the assets of the Partnership to AmREIT, Inc., a Maryland corporation ("AmREIT") affiliated with the General Partner(s), (such transactions being referred to herein as the "Merger") as described in the Prospectus. Subject to certain limitations, and depending on the election made by the Limited Partners in connection with the Merger, the Limited Partners will receive either Shares of AmREIT or AmREIT's 6.0% Notes due December 31, 2004 (the "Notes"), as described in the Prospectus.

     C. In accordance with the terms of the Agreement, the General Partner and the Limited Partners hereby amend the Partnership Agreement as follows:

          1. Definitions. The Agreement shall be amended to include the following defined terms:

               "AmREIT" means AmREIT, Inc., a Maryland corporation.

               "Merger" means the transactions resulting in the statutory merger of the Partnership into AmREIT under the laws of the state of __________, in the manner described in the Prospectus.

          2. Consummation of the Merger. Notwithstanding anything to the contrary in the Partnership Agreement, the vote or written consent given by the Limited Partners holding at least a majority of the limited partnership interests in the Partnership (the "Majority Vote of the Limited Partners") shall be sufficient to authorize and empower the General Partner[s] (i) to cause the Partnership to transfer all of its assets to AmREIT whether or not such other corporation or entity is an affiliate of a General Partner, in the Merger as described in the Prospectus and, (ii) to cause the Partnership to consummate such Merger transactions in the manner described in the Prospectus.

          3. Distributions and Allocations. The terms of any document governing the Merger and the transactions relating thereto described in paragraph 2 above, shall, in regards to the distribution of cash or property by, or allocations of income or loss of, the Partnership to the Limited Partners control, and to the extent inconsistent with the Agreement, shall constitute an amendment to the Agreement.

          4.   General Partner Authorization

               (a) Notwithstanding anything to the contrary in the Agreement, upon the Majority Vote of the Limited Partners, all transactions between the Partnership and the General Partner[s] described and contemplated by the Prospectus as necessary or appropriate to consummate the Merger shall be deemed to be approved by the Partnership and the Limited Partners.

               (b)  The General Partner[s] is [are] hereby
authorized, at such time as he [they] in his [their] sole discretion, deem[s] appropriate, to execute, acknowledge, verify, deliver, file and record, for and in the name of the Partnership and Limited Partners, any and all documents and instruments and shall do and perform any and all acts required by applicable law or which the General Partner[s] deem[s] necessary or advisable in order to give effect to this Amendment, to the consummation of the Merger and each transaction necessary or appropriate to effect the Merger.

          5. Full Force and Effect of Agreement. Except as provided in this Amendment, all other terms of the Agreement remain in full force and effect.

          6. Successors and Assigns. This Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

          7. Counterparts. This Amendment may be executed in counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all such parties are not signatories to the original or same counterpart.

          8. Governing Law. This Amendment shall be interpreted in accordance with the laws of the State of ______________, all rights and remedies being governed by such laws.

     IN WITNESS WHEREOF, the undersigned hereby execute this Amendment on the ____ day of ________________, 19___.

                                   GENERAL PARTNER(S)



                                   By:



                                   LIMITED PARTNERS

                                   By each Limited Partner listed on
                                   Schedule A hereto



                                        By:
                                             ___________________, their
                                             Attorney-in-Fact

                             Forms of
                   THE NOTE AND LOAN AGREEMENT




                             ANNEX 3
                     To AmREIT Joint Consent
                      Solicitation Statement
                               and
                            Prospectus



                             SPECIMEN


                 6.0% UNSECURED CONVERTIBLE NOTE

                AMERICAN ASSET ADVISERS TRUST, INC.



NOTE NO. N-_____________                $___________________________
                                        MATURITY DATE:  December 31, 2004
                                        DATE OF ISSUANCE:  ________, 19__
                                        HOUSTON, TEXAS



THIS NOTE IS SUBJECT TO THE PROVISIONS OF THE LOAN AGREEMENT DATED _______________ , 1998.


     1.   Principal and Interest.  For value received, AMERICAN
ASSET ADVISERS TRUST, INC., a Maryland corporation ("Maker"), hereby promises to pay to the order of the registered holder of this Note ("Holder"), at such address of Holder as is set forth on the records of Maker, or at such other place as Holder may designate in writing to Maker, the principal sum of -------------- Dollars ($___________) (hereafter the "Principal"). This Note shall bear interest from the date hereof on the unpaid Principal balance until paid at the rate of six and no one hundredths percent (6.0%) per annum. Interest accruing hereunder shall be calculated on the basis of a 365-day year for actual days elapsed.

     2. Manner and Form of Payment. This Note shall be payable interest only, in arrears, on the fifth day of ________ and on the fifth day of each calendar quarter thereafter until December 31, 2005, (the "Maturity Date"), on which date the unpaid balance of Principal and accrued interest shall be due and payable. All Principal and interest shall be payable in lawful money of the United States of America. All payments made hereunder shall be applied first to the payment of accrued interest and the balance remaining to the payment of Principal.

     3. Loan Agreement. As a condition to the issuance of this Note, Holder agrees to adopt and to be bound by the terms and conditions of the Loan Agreement dated __________, 1998 (the "Loan Agreement"), the terms and conditions of which are incorporated herein by reference.

     4. Events of Default. This Note shall be subject to each of the Events of Default and remedies set forth in the Loan Agreement. In order to cure Payment Default, Maker must mail to the Holder, or direct deposit if that option is selected, the amount of the nonpayment plus a late payment penalty equal to simple interest on the amount unpaid at the rate of ten and no one hundredths percent (10.0%) per annum, measured from the date the payment should have been mailed, deposited or credited pursuant to the terms of this Note until the date it actually is mailed, deposited or credited.

     If an Event of Default occurs and is continuing, then and in every such case the Holders of not less than a Majority in Principal Amount of the Outstanding Notes may appoint a Trustee to represent the interest of all the Holders pursuant to the Loan Agreement as provided therein. No Holder shall have the right to institute or continue any proceeding, judicial or otherwise, with respect to the Notes except pursuant to the Loan Agreement.

     Under the Loan Agreement, the Trustee, at the direction of the Majority Vote of the Holders, may declare all the Notes to be due and payable immediately and take any action allowed by law to collect such amounts. Notwithstanding the foregoing, in the case of an Event of Default arising from events of bankruptcy or insolvency with respect to Maker, all Outstanding Notes will become due and payable without further action or notice.

     5.   Conversion

          a. This Note will be convertible, in whole but not in part, at the option of Registered Holder at any time from and after the date of issuance and prior to its maturity, except if: (i) this
Note is called for redemption at any time from and after the date of its issuance and prior to its maturity, or (ii) there is a merger, reorganization, or consolidation involving the REIT or the REIT sells all or substantially all of its assets (a "reorganization"), then this Note will be so convertible at any time prior to the close of business on the fifteenth (15th) day preceding the Call Date or the date fixed for the consummation of such reorganization, whichever the case may be.

          b. This Note is convertible into fully paid and nonassessable shares of common stock of the REIT, at the rate of eleven and fifty one hundredth dollars ($11.50) per share. In order to exercise the conversion privilege granted, the Registered Holder will surrender this Note to the REIT with a duly executed form for conversion hereinafter provided. The REIT shall not be obligated to issue fractional shares but shall pay in cash such fractional amount. To the extent the unpaid principal of this Note is not sufficient to purchase an even multiple of shares under the terms hereof, Registered Holder shall have the option to purchase the fraction of a share created by such insufficiency by paying cash at the rate of $11.50 per share.

          c. To convert this Note into shares, Registered Holder must deliver to the REIT a duly executed Election to Convert, together with this Note and the additional cash payment, if any, at the principal business office of the REIT. The REIT will promptly issue to the holder the shares into which this Note is to be convertible. Shares of the REIT issued upon the conversion of this Note will not be entitled to any distribution declared upon such share(s) prior to the date of the receipt by the REIT of such Election to Convert and of this Note, and upon such conversion Registered Holder will not be entitled to any interest on this Note not due and payable at or prior to the date such Notice is received by the REIT.

          d. This Note will be deemed to have been surrendered for conversion and converted at the close of business on the date on which it is received by the REIT or a designated agent of the REIT with the Election to Convert duly executed, and on such receipt the REIT will promptly issue and deliver to the person or persons entitled a certificate or certificates evidencing the number of shares into which this Note will have been converted.
The REIT will then cancel this Note. The REIT agrees to reserve for issuance sufficient shares of its authorized but unissued shares as will be necessary to satisfy its obligation to issue such shares upon conversion of this Note in accordance with its terms.

          e. The number and kind of securities received upon the conversion of this Note shall be subject to adjustment from time to time upon the happening of certain events, as follows:

               (i) Stock Dividends, Splits. In case the REIT shall (i) pay a dividend in or make a distribution of its securities on its outstanding securities in Common Stock,
          (ii) subdivide its outstanding Common Stock, (iii) combine its outstanding Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its Common Stock other securities of the REIT, the number and kind of securities issuable upon the conversion of this Note shall be adjusted so as to entitle the Registered Holder to receive upon conversion of the Note the number and kind of securities of the REIT which the Registered Holder would have owned or would have been entitled to receive after the happening of any of the events described above had this Note been converted immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this Section 6(e)(i) shall become effective on the effective date of such event retroactive to the record date, if any, for such event. Except as provided in this Section 6(e), no adjustment with respect to any dividend shall be made during the term of this Note or upon the conversion hereof.

               (ii) Merger, Reorganization, Re-classification. In case of any (i) reclassification, capital reorganization or other change in the outstanding shares of Common Stock of the REIT (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of an issuance of Common Stock by way of dividend or other distribution, or of a subdivision or combination of the Common Stock); (ii) consolidation or merger of the REIT with or into another corporation or entity (other than a merger with a subsidiary in which merger the REIT is the continuing corporation and which does not result in any reclassification, capital reorganization or other change in the outstanding shares of Common Stock of the REIT) as a result of which the holders of the REIT's Common Stock become holders of other shares or securities of the REIT or of another corporation or entity, or receive cash or other assets or (iii) sale or conveyance to another corporation of all or substantially all the property, assets or business of the REIT, the REIT or such successor or purchasing corporation, as the case may be, shall adjust the kind and number of securities and property which is to be received upon conversion of this Note so as to entitle the Registered Holder to receive the kind and number of securities and property which the Registered Holder would have received or owned after the happening of such event had this Note been converted immediately prior to the happening of such event or any record date with respect thereto. The provisions of this
          Section 6(e)(ii) shall similarly apply to successive reclassifications, capital reorganizations, changes in the outstanding shares of Common Stock of the REIT, consolidations, mergers, sales or conveyances.

               (iii) Diminimous Adjustments. No adjustment in the number of securities received upon conversion of this Note shall be required hereunder unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of securities (calculated to the nearest full share) then to be received upon the conversion of this Note, provided, however, that any adjustment which by reason of this Section 6(e)(iii) is not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment.

               (iv) Successor Securities.  For the purpose of this
          Section 6(e), the term "Common Stock" shall mean: (i) the class of stock designated as the Common Stock of the REIT at the date of this Note; or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this Section 6(e), this Note shall become convertible into any securities of the REIT other than Common Stock, thereafter the number of such other securities so purchasable upon the conversion of this Note shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Section 6(e).

               (v) Notice of Adjustment. Whenever the amount of Common Stock to be received upon the conversion of this
          Note is adjusted as herein provided, the REIT shall cause to be promptly mailed to the Registered Holder by first class mail, postage prepaid, notice of such adjustment and a certificate of a firm of independent certified public accountants selected by the board of directors of the REIT (who may be the regular accountants employed by the REIT) setting forth the amount of securities to be received upon conversion of this Note after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

               (vi) No Adjustment for Sales of Securities. No adjustments shall be made in connection with the public or private sale and issuance of Common Stock for good and valuable consideration and at a price determined by the REIT's board of directors to be fair and reasonable to the REIT, or the options or warrants issued in connection therewith, or for any warrants or options outstanding on the date of this Note or for any Common Stock issuable upon the exercise of any such warrants or options.

     6. Prepayment of Note. The Maker may at any time, upon not less than thirty (30) nor more than sixty (60) days prior written notice to the Holder, elect to prepay the Principal Amount in whole or in part, and by delivering to the Holder payment equal to such amount of prepayment plus accrued and unpaid interest thereon through such date of prepayment. Notice of prepayment shall be mailed by first class mail to Holder. If less than all Notes are prepaid, the Notes may be redeemed either pro rata or by lot in the sole discretion of the Maker. In the event of such prepayment, a new Note in principal amount equal to the unpaid principal amount of the original Note shall be issued in the name of Holder and the original Note shall be canceled. On and after the prematurity date, interest shall cease to accrue on the portion of the Principal Amount prepaid. The foregoing obligation to prepay the Notes either on a pro rata basis or by lot shall not in any manner limit the Maker's right to repurchase or prepay any Note on a voluntary basis agreed to by the holder thereof, including any prepayment of the Note prior to maturity as described below.

     7. Amendment, Supplement and Wavier. Pursuant to the Loan Agreement, the Notes may be amended or supplemented by a Majority Vote of the Holders and any Default, Event of Default, compliance or noncompliance with any provision of the Notes may be waived by a Majority Vote of the Holders, provided that any such amendment or supplement affecting the term, interest rate and other terms of the Notes must be ratable and proportionate in effect on all Holders of the then outstanding Notes based on the aggregate amount of principal and interest and penalty payments due them.

     8. Waivers. The Maker waives demand for payment, presentment for payment, protest, notice of protest, notice of dishonor, notice of nonpayment, notice of acceleration or maturity, or diligence in taking any action to collect sums owing hereunder.

     9. Separability. In case any provision in this Note shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     10. Texas Law; Jurisdiction. This Note is made in the State of Texas and the provisions hereof shall be construed in accordance with the laws of the State of Texas, except to the extent preempted by federal law; and such parties further agree that in the event of a default hereunder, this Note may be enforced in any court of competent jurisdiction in the State of Texas, and they do hereby submit to the jurisdiction of such court regardless of their residence or where this Note or any endorsement hereof may have been executed.

                         AMERICAN ASSET ADVISERS TRUST, INC.




                         By: _____________________________________

                          LOAN AGREEMENT
                 6.0% Unsecured Convertible Notes
                      Due December 31, 2004

               AMERICAN ASSET ADVISERS TRUST, INC.


     THIS LOAN AGREEMENT is entered into by and among AMERICAN ASSET ADVISERS TRUST, INC., a Maryland corporation, (hereinafter referred to as the "REIT") and the undersigned, a Registered Holder of one or more of AmREIT's 6.0% Unsecured Convertible Notes, as defined below (each of whom is referred to herein as "Holder" and together referred to as "Holders") and such Trustee or Trustees as may be appointed by the Holders pursuant to the terms set forth herein.

                             PREFACE

     A. The Notes are part of up to $_____________ of 6.0% Unsecured Convertible Notes due December 31, 2004, which are being offered and sold by AmREIT to the Holders, pursuant to the Merger of one or more of the Participating Partnerships into AmREIT (collectively referred to herein as the "Merger") as described in the Joint Proxy Solicitation Statement and Prospectus dated _____________, 1998, as supplemented (the "Prospectus"). Unless otherwise defined herein, the terms used herein have the same meanings as those set forth in the Prospectus, which is incorporated herein by reference.

     B. The Holder is a Registered Holder of one or more of the Notes.

     C.   A copy of the form of the Notes is set forth as Exhibit
"A" to this Agreement.

     D. By electing to receive his or her Note(s) in the Merger and as a condition thereto, the Holder has adopted and agreed to be bound by this Loan Agreement.

     E. By adopting and agreeing to be bound by this Agreement, the Holder appoints the Trustee, as such Trustee or Trustees may be appointed pursuant to Article III, Section B below, to act as Holder's exclusive agent under this Agreement for the sole purposes of providing the services and performing the duties specified in
Article IV of this Agreement, and of enforcing the obligations of AmREIT under the Notes as provided herein. The Agent understands the purposes of its appointment as Holder's agent and accepts the appointment as such for the stated purposes only, and on the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the agreements contained herein and for other good and valuable consideration, the adequacy of which is hereby acknowledged, AmREIT, the Holders and the Trustee mutually agree as follows:

                            ARTICLE I

     Definitions and Other Provisions of General Application

Section A.     Definitions

     For the purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the capitalized terms used herein and not otherwise defined in this section have the meaning assigned to them in the Prospectus and include the plural as well as the singular. All accounting terms not otherwise defined herein have the meanings assigned to them in the Prospectus and all computations herein provided for shall be made in accordance with generally accepted accounting principles. In determining generally accepted accounting principles, AmREIT may conform to any other rule or regulation of any regulatory authority having jurisdiction over AmREIT.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control," "controlling" and "controlled," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

     "Agreement" means this instrument as originally executed or as it may from time to time be supplemented, modified or amended by one or more supplemental agreements hereto entered into pursuant to the applicable provisions hereof. The Agreement is not qualified under or subject to the Trust Indenture Act of 1939, as amended.

     "Bankruptcy" or "Insolvency" means the filing in any court pursuant to any statute of the United States or of any state, a petition in bankruptcy or insolvency, or filing for reorganization or for the appointment of a receiver or trustee of all or a material portion of AmREIT's assets, an assignment for the benefit of creditors, if AmREIT admits in writing its inability to pay its debts as they fall due or the seeking, consenting to, or acquiescing in the appointment of a trustee, receiver or liquidator of any material portion of its property. Bankruptcy or insolvency shall also include the filing against AmREIT, in any court, pursuant to any statute of the United States or of any state, of a petition in bankruptcy or insolvency, or for reorganization, or for appointment of a receiver or trustee of all or a substantial portion of AmREIT's property, and within 90 days after such commencement of any such proceeding against AmREIT such petition shall not have been dismissed.

     "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in the State of Texas are not required to be open.

     "Default" means any event that with the passage of time or the giving of notice or both is or could be an Event of Default.

     "Events of Default" means those Events of Default defined under "Events of Default" herein, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession, which are in effect from time to time.

     "Holder" means the Person or Persons in whose name a Note is registered on the books and records of AmREIT as a holder of the Note.

     "Indebtedness" means any indebtedness, whether or not contingent, (i) in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or credit (or reimbursement agreements in respect thereof), (ii) representing the balance deferred and unpaid of the purchase price of any property,
(iii) representing capital lease obligations; and (iv) representing any hedging obligations, except, in each case, any such balance that constitutes an accrued expense or trade payable, if and to the extent any of the foregoing Indebtedness (other than hedging obligations) would appear as a liability upon a balance sheet prepared in accordance with GAAP, and also includes, to the extent not otherwise included, the guarantee of obligations of other persons that would be included within this definition.

     "Majority in Interest" or "Majority of Principal Amount" shall mean a majority of the outstanding unpaid principal amount of all Outstanding Notes plus all unpaid interest due thereon (as reflected on the books and records of AmREIT as voted by the Holders thereof).

     "Maturity Date" means the date on which the unpaid balance of principal and accrued interest is due and payable on the Notes.

     "Net Income" means, with respect to AmREIT for any period, the aggregate of the net income of AmREIT for such period, on a consolidated basis, determined in accordance with GAAP; provided that the Net Income of any entity that is not a subsidiary of AmREIT or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid to the referent entity or a wholly-owned subsidiary of AmREIT.

     "Outstanding Notes" when used with respect to the Notes means, as of the date of determination, all Notes theretofore issued and delivered by AmREIT and not paid, prepaid or redeemed in full pursuant to their terms.

     "Person" means any individual, corporation, partnership, joint venture, association, joint-stock partnership, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Trustee" means the Person or Persons elected as the "Trustee" pursuant to the terms of this Agreement or a successor thereto once the latter shall have become such pursuant to the applicable provisions of this Agreement.

Section B.     Acts of Holders

     1. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more substantially concurrent instruments of substantially similar tenor signed by such Holders in person or by an agent or attorney duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is herein expressly required, to AmREIT. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments.

     2. The ownership of the Notes shall be conclusively proven by the books and records of AmREIT.

     3. Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of a Note shall bind every future Holder of the Note and the Holder of every Note issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or AmREIT in reliance thereon, whether or not notation of such action is made upon such Note.

Section C.     Notices to Trustee and AmREIT

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with:

     1. The Trustee by any Holder or by AmREIT shall be sufficient for every purpose hereunder if given in writing by personal service or mailed by certified mail, return receipt requested, addressed to the Trustee at the address provided to the Holder by the Trustee in writing, or

     2. AmREIT by the Trustee or by any Holder shall be sufficient for every purpose hereunder if given in writing by personal service or mailed by certified mail, return receipt requested, addressed to AmREIT at Eight Greenway Plaza, Suite 824, Houston, Texas 77046, Attention: Timothy Kelley, Vice President, or at any other address previously furnished in writing to the Trustee by AmREIT.

Section D.     Notices to Holders

     Where this Agreement provides for publication of notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder of the Notes, at the address of such Holder as it appears in the books and records of AmREIT, not later than the latest date, and not earlier than the earliest date, prescribed for the first publication of such notice.

Section E.     Effect of Headings and Table of Contents

     The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section F.     Successors and Assigns

     All covenants and agreements in this Agreement by AmREIT shall bind its successors and assigns, whether so expressed or not.

Section G.     Severability

     In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section H.     Benefits of Agreement

     Nothing in this Agreement or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

Section I.     Governing Law

     This Agreement and all rights and obligations of the undersigned hereof shall be governed, construed and interpreted in accordance with the laws of the State of Texas without regard to conflict of law principles.

Section J.     Persons Deemed Owners

     AmREIT, the Trustee and any agent of AmREIT or the Trustee may treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payment of principal of or interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue.

                            ARTICLE II

                  Continuing Covenants of AmREIT

Section A.     Continuing Covenants of AmREIT

     1. No Default on Other Debt. AmREIT shall not be in default with respect to any other of its debt obligations, including any payment of principal or interest. For the purposes hereof, "default" means AmREIT's failure to cure any default under the terms of any debt obligation within thirty (30) days of written notice of such default by the creditor under the respective debt obligation.

     2. Merger, Reorganization or Sale of Assets. While any Note remains unpaid and outstanding, AmREIT shall not consolidate or merge with or into any other person or entity (whether or not AmREIT is the surviving corporation) or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets (excepting loans held for sale in the normal course of AmREIT's mortgage banking operations) in one or more related transactions to, another corporation, person or entity, unless (i) AmREIT is the surviving corporation of such consolidation or merger; and (ii) immediately after such transaction no Default or Event of Default exists.

     3. Prepayment of Notes. During the time any Principal is due and owing on the Notes, AmREIT shall apply an amount equal to eighty percent (80%) of the net proceeds from the sale or refinancing of the real properties acquired from the Participating Partnerships pursuant to the Merger as described in the Prospectus to prepay (call) the Notes as provided above. Such prepayment may, in the sole discretion of AmREIT, be either pro rata as to the outstanding principal amount of all of the Notes or be used to prepay less than all of the outstanding Notes in full where the Notes to be prepaid are determined by lot. For the purposes of this covenant (the "Prepayment Requirement"), "net proceeds from sale or refinancing" shall mean any cash proceeds received from the sale or financing of such real property remaining after the payment of the costs of such transaction, the payment of all encumbrances or obligations relating to the real property and the payment of any other debt obligations of AmREIT then due and payable or which AmREIT's Board of Directors determines to be in the best interests of AmREIT to prepay.

     4. Books and Records. AmREIT shall keep proper books of record and account, in which full and correct entries shall be made of all dealings or transactions of or in relation to the Notes and the business and affairs of AmREIT in accordance with generally accepted accounting principles. AmREIT shall furnish to the Trustee any and all information related to the Notes as the Trustee may reasonably request and which is in AmREIT's possession.

                           ARTICLE III

                             Remedies

Section A.     Events of Default

     Each of the following constitutes an Event of Default under the Notes: (i) default for thirty (30) days in the payment when due of interest or penalty on any Note; (ii) default for thirty (30) days in the payment when due of principal of any Note; (iii) if not cured in a timely manner, failure by AmREIT to observe or perform any of the covenants or agreements in the Notes or set forth under
Article II hereof required to be performed by it; (iv) if not cured in a timely manner, default under the instruments governing any Other Indebtedness or any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Other Indebtedness for money borrowed by AmREIT, whether such Other Indebtedness or guarantee now exists or is hereafter created, which default (a) is caused by a failure to pay when due principal or interest on such Other Indebtedness within the grace period provided in such Other Indebtedness and which continues beyond any applicable grace period (a "Payment default") or (b) results in the acceleration of such Other Indebtedness prior to its express maturity, provided in each case the principal amount of any such Other Indebtedness, together with the principal amount of any other such Other Indebtedness under which there has been a Payment default or the maturity of which has been so accelerated, aggregates $250,000 or more or (v) AmREIT's bankruptcy or insolvency.

     In order to cure payment Default, AmREIT must mail to the Holder, direct deposit or credit if that option is selected, the amount of the nonpayment plus a late payment penalty equal to simple interest on the amount unpaid at the rate of 10% per annum, measured from the date the payment should have been mailed, deposited or credited pursuant to the terms of the Notes until the date it actually is mailed, deposited or credited.

Section B.     Appointment of Trustee and Commencement of
               Operation of the Trust

     If an Event of Default occurs and is continuing, then and in every such case the Holders of not less than a Majority in Principal Amount of the Outstanding Notes by written and signed ballot or other written and signed consent may, within thirty (30) days of such Event of Default, appoint a Trustee. Upon delivery of the properly executed written instrument evidencing the appointment of the Trustee and the latter's acceptance of such appointment by due execution of this specific and exact form of Agreement, the operation of this Trust shall commence and the power and rights of the Trustee hereunder shall begin.

Section C.     Covenant to Pay Trustee Amounts Due on Notes and
               Right of Trustee and Holders of Judgment

     AmREIT covenants that, if an Event of Default has occurred and is continuing, AmREIT will, upon written request of the Trustee, cure such default and pay forthwith for the benefit of the Holders the whole amount then due, any penalties which may be due and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due to the Trustee hereunder. If AmREIT fails to cure such defaults and pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled to sue for and recover judgment against AmREIT and any other obligor on the Notes for the amount so due and unpaid pursuant to the terms of the Notes.

     If any Event of Default occurs and is continuing, the Trustee or the Holders of not less than a Majority in Principal Amount of the then Outstanding Notes may declare all the Notes to be due and payable immediately and take any action allowed by law to collect such amounts. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency with respect to AmREIT, all Outstanding Notes will become due and payable without further action or notice.

     The Trustee may withhold from the Holders notice of any Default or Event of Default if it believes that withholding notice is in their interest, except a Default or Event of Default relating to the payment of principal, interest or penalties.

Section D.     Application of Money Collected

     Any money collected by the Trustee pursuant to this Article, together with any other sums then held by the Trustee hereunder, shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest upon presentation of the Notes, and the notation thereof of the payment if only partially paid and upon surrender thereof if fully paid:

          (i) First: To the payment of all unpaid amounts due to the Trustee hereunder;

          (ii) Second: To the payment of the whole amount then due and unpaid on the Outstanding Notes, for principal and interest and any penalties which may be due under the terms of the Notes, in respect of which or for the benefit of which such money has been collected; and in case such proceeds shall be insufficient to pay in full the whole amount so due and unpaid on such Notes, then to the payment of such principal and interest and without any preference or priority, ratably according to the aggregate amount so due; and

          (iii) Third: To the payment of the remainder, if any, to AmREIT or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

Section E.     Trustee May File Proofs of Claim

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to AmREIT or any other obligor upon the Notes or the property of AmREIT or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable, as therein expressed or by declaration or otherwise, and irrespective of whether the Trustee shall have made any demand on AmREIT for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) To file and prove a claim for the whole amount of principal, interest and penalty owing and unpaid in respect of the Outstanding Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including to the extent permitted by law any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (ii) To collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under this Agreement.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan or reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder.

Section F.     Trustee May Enforce Claims Without Possession of
               Notes

     All rights of action and claims under this Agreement, or documents related thereto, may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and all other amounts due to the Trustee hereunder, be for the ratable benefit of the Holders of the Notes (based on the aggregate amount of unpaid principal and interest due each such Holder on such date) in respect of which such judgment has been recovered.

Section G.     Limitation on Suits

     DURING THE PERIOD OF THE OPERATION OF THIS AGREEMENT, NO HOLDER SHALL HAVE ANY RIGHT TO INSTITUTE OR CONTINUE ANY PROCEEDING or judicial action pursuant to Articles II and III above or otherwise, under or with respect to this Agreement or the Notes, or for the appointment of a receiver or trustee or for any other remedy hereunder, unless all of the following have occurred:

          (i) Such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (ii) The Holders of not less than a Majority in Principal Amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (iii)     Such Holder has offered to the Trustee
     indemnity reasonably acceptable to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request and provided security therefor reasonably acceptable to the Trustee;

          (iv) The Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (v) No written direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a Majority in Principal Amount of the Outstanding Notes;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or pursuant to any provision of this Agreement to affect, disturb or prejudice the rights created under this Agreement or the rights of any other Holders of Notes, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Agreement, except in the manner herein provided and for the equal and ratable benefit of all Outstanding Note Holders. No Holder shall have the right and each Holder hereby waives the right to sue individually except in accordance with the provisions of this Agreement.

Section H.     Rights to Settle or Compromise

     A Trustee may not make any settlement or compromise concerning the rights of Holders, including in regard to payments of principal or interest, unless it is approved in a separate vote by a Majority in Interest of the Holders. Any settlement or compromise so approved would be binding upon all the Holders.

Section I.     Rights and Remedies Cumulative

     Except insofar as same shall contradict the express terms of this Agreement, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law and the terms of this Agreement, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.

Section J.     Delay or Omission not Waiver

     No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon an Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Agreement or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section K.     Waiver of Past Defaults

     Before any judgment or decree for payment of money due has been obtained by the Trustee as provided in this Article, the Holders of not less than a Majority in Principal Amount of the Outstanding Notes may, by Act of such Holders delivered to the Trustee and AmREIT, on behalf of the Holders of all the Notes waive any past default hereunder and its consequences and settle or compromise any claim related to the payment of principal and interest on the Outstanding Notes, provided the terms of such settlement or compromise have been made known to all Holders of Outstanding Notes and the approval of the Majority in Interest has been made in a signed written document. If and only if required by law, the Trustee may provide a procedure for any Holder so desiring to remove itself from the group settlement and to allow the Holder opting out of the group settlement to proceed to enforce its rights individually and as it sees fit.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

Section L.     Notice of Defaults

     As soon as practicable after the occurrence of any Event of Default hereunder, AmREIT shall transmit notice thereof by mail to all Holders of Notes, as their names and addresses appear on the books and records of AmREIT.

                            ARTICLE IV

                           The Trustee

Section A.     Certain Duties and Responsibilities

     1. The Trustee shall, in the exercise of the rights and powers vested in it by this Agreement, use the same degree of care and skill in its exercise as a reasonable person would exercise or use.

     2. No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

          a. The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a Majority in Principal Amount of the Outstanding Notes relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

          b. No provision of this Agreement shall require the Trustee to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers;

          c. The Trustee shall be presumed to have acted without negligence if it acted, or omitted to act, in good faith and in reliance upon an opinion of counsel obtained by it.

Section B.     Certain Rights of Trustee

     Except as otherwise provided below:

     1. The Trustee may consult with counsel, accountants and other experts and the advice or opinion of such counsel, accountants and other experts shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by the Trustee hereunder in good faith and in reliance thereon and the Trustee shall have the right at any time to seek instructions from a court of competent jurisdiction;

     2. The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Holders pursuant to this Agreement, unless such Holders shall have offered to the Trustee security or indemnity reasonably acceptable to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     3. The Trustee may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it hereunder with the care required below; and

     4. Anything to the contrary contained herein notwithstanding, the Trustee shall have no duty to take any action whatsoever if it believes in good faith that the taking of such action may expose the Trustee to personal liability.

Section C.     May Hold Notes

     The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with AmREIT with the same rights it would have if it were not Trustee.

Section D.     Compensation, Reimbursement and Security Therefor

     AmREIT agrees:

     1. To pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder;

     2. To reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Agreement, including reasonable fees and expenses of counsel for the Trustee, except as such expense, disbursement or advance may be attributable to the Trustee's gross negligence or bad faith;

     3. To indemnify the Trustee for, and to hold it harmless against any loss, liability or expense incurred without gross negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

Section E.     Trustee Eligibility

     The Trustee may not be an Affiliate of AmREIT.

Section F.     Termination of Trust and Removal of Trustee,
               Appointment of Successor

     1. Upon the moment all Defaults or Events of Defaults are cured or deemed cured pursuant to this Agreement, the appointment of the Trustee and the operation of the Trust will terminate and the powers and the rights of the Trustee hereunder shall cease forthwith.

     2. No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee as provided herein.

     3. The Trustee may resign as Trustee hereunder at any time by giving written notice thereof to AmREIT and the Holders. Upon delivery of an instrument of acceptance by a successor Trustee duly appointed by a Majority in Interest of the Holders the resignation will become effective.

     4. The Trustee may be removed as Trustee hereunder at any time by Act of the Holders of a Majority in Principal Amount of the Notes, delivered to the Trustee and to AmREIT.

     5.   If at any time:

          a. The Trustee shall cease to be eligible as Trustee and shall fail to resign after written request therefor by AmREIT or by any Holder, or

          b. The Trustee shall be adjudged incompetent, bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then in any such case, any Holder may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

Section G.     Acceptance of Appointment by Successor

     Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to AmREIT and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers and duties of the retiring Trustee under this Agreement.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                             ARTICLE V

           Holder's Lists and Reports by Trustee and AmREIT

Section A.     AmREIT to Furnish Trustee Lists of Holders

     AmREIT will furnish or cause to be furnished to the Trustee not more than five (5) days after its appointment and acceptance as Trustee, and at such other times as the Trustee may reasonably request in writing, within ten (10) business days after receipt by AmREIT of any such request, a list in such form as the Trustee may reasonably request containing all the information in the possession or control of AmREIT, or any of its paying agents, as to the names and addresses of the Holders of Notes, obtained since the date as of which the next previous list, if any, was furnished, and the status of the amount of principal and interest paid or outstanding in respect of each Notes.

                            ARTICLE VI

                     Supplemental Agreements

Section A.     Supplement Agreement Without Consent of Holders

     Without the consent of the Holder of any Note, AmREIT, when authorized by a board resolution, and the Trustee may from time to time enter into one or more agreements supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

     1. To add to the conditions, limitations and restrictions on the authorized amount or purposes of issue, authentication and delivery of Notes, as herein set forth, additional conditions, limitations and restrictions thereafter to be observed; provided that any such modification does not adversely affect the rights and interests of the Holders.

     2. To evidence the succession of another corporation or entity to AmREIT and the assumption by any such successor of the covenants of AmREIT contained herein; or

     3. To add to the covenants of AmREIT for the benefit of the Holders or to surrender any right or power herein conferred upon AmREIT; or

     4. To cure any ambiguity, to amend any provision herein which may be inconsistent with any other provision herein or to make any other provisions, with respect to matters or questions arising under this Agreement, which shall not be inconsistent with the provisions of this Agreement, provided such action shall not adversely affect the rights and interests of the Holders.

Section B.     Supplemental Agreements with Consent of Holders

     With the consent of the Holders of not less than a Majority in Principal Amount affected by such agreement or supplemental agreement, by Act of such Holders delivered to AmREIT and the Trustee, AmREIT and the Trustee may enter into an agreement or agreements supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Notes under this Agreement. Such agreement or supplemental agreement may, with the consent of a Majority in Interest of the Holders of each Outstanding Note affected thereby, effect a compromise or settlement affecting the term, interest rate and other terms of all the Notes; provided that any such compromise or settlement must be ratable and proportionate in effect on all Outstanding Notes based on the aggregate amount of principal and interest and penalty payments due them under the terms of such Notes as of the date of settlement.

     The Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental agreement and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

     It shall not be necessary for any Act of Holders under this section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof.

Section C.     Effect of Supplemental Agreements

     Upon the execution of any supplemental agreements under this Article, this Agreement shall be modified in accordance therewith and such supplemental agreement shall form a part of this Agreement for all purposes; and every Holder theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                           ARTICLE VII

                            Defeasance

Section A.     Payment of Indebtedness, Satisfaction and Discharge
               of Agreement.

     Whenever AmREIT has paid or caused to be paid all amounts then currently due and payable pursuant to the terms of the Notes then this Agreement and the rights and interests created hereby shall cease and become null and void (except as to any surviving rights of transfer or exchange of Notes herein or therein provided for and except as otherwise stated in the next paragraph) and the Trustee then acting as such hereunder shall, at the expense of AmREIT, execute and deliver such instruments of satisfaction and discharge as may be necessary.

     Notwithstanding anything to the contrary herein contained, the obligations of AmREIT to pay or reimburse the Trustee as provided herein shall survive the termination, satisfaction and discharge of this Agreement.

                           ARTICLE VIII

                          Miscellaneous

Section A.     Counterparts

     This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart. The Holders have consented hereto and are bound hereto by executing an agreement to be bound hereby contained in the subscription document related to the offering of the Notes.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the ____ day of __________, 1998.


HOLDER:                                    AmREIT

By their election to receive Notes,        American Asset Advisers Trust, Inc.
each Holder has irrevocably adopted        A Maryland Corporation
and agreed to be bound by the terms
and conditions of this Loan Agreement.

                                           By:  _____________________________

                                           TRUSTEE


                                           __________________________________
                                           Name


                                           By:  ____________________________
                                                Print Name and Title

                             Form of
                  BISHOP-CROWN FAIRNESS OPINION




                             ANNEX 4
                     To AmREIT Joint Consent
                      Solicitation Statement
                               and
                            Prospectus




Board of Directors
American Asset Advisers Trust, Inc.
Eight Greenway Plaza, Suite 824
Houston, TX 77046                  ________, 1998

Gentlemen:

     We understand that American Asset Advisers Trust, Inc., a Maryland corporation ("AmREIT"), Taylor Income Investors III, Ltd. ("FUND III"), Taylor Income Investors IV, Ltd. ("FUND IV"), Taylor Income Investors V, Ltd. ("FUND V"), Taylor Income Investors VI, Ltd. ("FUND VI"), AAA Net Realty Fund VII, Ltd. ("FUND VII"), AAA Net Realty Fund VIII, Ltd. ("FUND VIII"), AAA Net Realty Fund Goodyear, Ltd. ("AAA GDYR"), AAA Net Realty Fund IX, Ltd. ("FUND IX"), AAA Net Realty Fund X, Ltd. ("FUND X"), and AAA Net Realty Fund XI, Ltd. ("FUND XI"), (each, a "Partnership" and collectively the "Partnerships"), propose to enter into ten separate merger agreements (collectively, the "Merger Agreements") pursuant to which, among other things, each Partnership will merge into AmREIT and all of the properties and cash assets of the Partnerships will be merged with an into AmREIT (the "Merger").

     The partnership interests of the Partnerships issued and outstanding prior to the closing of the Merger will be converted into the right to receive up to 3,021,296 shares of common stock, $0.01 par value per share (the "Shares"). The aggregate number of Shares to be issued to the partners of each Partnership in connection with the Transaction shall be equal to the Net Asset Value for such Partnership (agreed upon by AmREIT and the Partnership) divided by $9.34 (the "Total Shares per Partnership"). The number of shares of Common Stock to be received by a limited partner of each Partnership shall be equal to such partner's respective percentage interest in the individual Partnership multiplied by the Total Shares per Partnership for such Partnership. The general partners will not receive any shares to which they may be entitled in exchange for the general partner interest except with respect to their unsubordinated interest as General Partner.

     You have asked us whether, in our opinion, the consideration to be paid by AmREIT pursuant to the Transaction is fair to AmREIT from a financial point of view.

     In conducting our analysis and arriving at the opinion set forth below, we have reviewed such materials and considered such financial and other factors as we deemed relevant under the circumstances, including:

          1. the Form 10-KSB and related financial information for the fiscal year ended December 31, 1997 and the Form 10-QSB and the related unaudited financial information for the quarterly period ended March 31, 1998 for AmREIT;

          2. the Forms 10-KSB and related financial information for the fiscal year ended December 31, 1997 and the Forms 10-QSB and the related unaudited financial information for the quarterly period ended March 31, 1998 for each of Fund IX and Fund X and unaudited financial statements for each of the other Partnerships for the year ended December 31, 1997 and for the quarterly period ended March 31, 1998;

          3. The audited rental income statements for the Partnerships for the years ended December 31, 1996 and 1997;

          4. certain information, including projections, relating to the business, earnings, cash flow, assets and prospects of AmREIT furnished to us by the Management of AmREIT ("Management");

          5. certain information, including projections, relating to the business, earnings, cash flow, assets and prospects regarding the properties of each partnership provided to us by Mr. H. Kerr Taylor on behalf of the General Partners of each Partnership;

          6. certain information provided by Mr. Taylor and Management relating to the properties of the Partnerships, including projections of net operating income for 1998 based on Mr. Taylor's and Management's review and analysis of the properties and lease profiles of the Partnerships;

          7. the historical offering prices for the Shares and certain publicly traded companies we deemed to be reasonably similar to AmREIT, the historical and projected results of operations of AmREIT, and historical and certain future earnings estimates of selected companies we deemed to be reasonably similar to AmREIT.

          8. publicly available financial, operating and stock market data concerning certain companies engaged in businesses we deemed comparable to AmREIT or otherwise relevant to our inquiry.

          9. the financial terms of certain recent transactions we deemed relevant;

          10. drafts, dated June___, 1998, of the form of the Merger Agreement; and

          11. such other financial studies, analyses and investigations and such other matters we deemed necessary.

     We have assumed, with your consent, that the drafts of the Merger Agreements which we reviewed will conform in all material respects to those documents when in final form.

     We have met with Management of AmREIT to discuss: (i) the prospects for their business, (ii) their estimate of such business' future financial performance, (iii) the financial impact of the Merger on AmREIT, and (iv) such other matters as we deemed relevant. We have also visited selected Partnership properties.

     In preparing our opinion, we have relied on the accuracy and completeness of publicly available information and all of the information supplied or otherwise made available to us by AmREIT and the Partnerships, including the financial projections for AmREIT and of each of the properties owned by the Partnerships, and we have not independently verified such information or undertaken an independent appraisal of the assets of AmREIT or the Partnerships. With respect to the projections furnished by AmREIT and the Partnerships, we have assumed that they have been reasonably prepared and reflect the best currently available estimates and judgment of Management and Mr. Taylor as to the expected future financial performance of the respective entities. Further, our opinion is based on economic, financial and market conditions as they exist and can be evaluated as of the date hereof.

     As you know, we have been retained by AmREIT to render this opinion in connection with the Merger and will receive a fee for such service. We may actively trade the Shares for our own account and for the accounts of customers and accordingly, may at any time hold a long or short position in such securities. This letter and the opinion expressed herein may not be reproduced, summarized, excerpted from or otherwise publicly referred to or disclosed in any manner, without our prior written consent; provided, AmREIT may set forth in full this letter in any proxy statement relating to the Merger sent to the AmREIT shareholders.

     Our opinion expressed herein is provided for the use of the Independent Directors of AmREIT in the evaluation of the Merger, and our opinion is not intended to be, and does not, constitute a recommendation to any shareholder of AmREIT as to how such shareholder should vote in connection with the Merger.

     On the basis of, and subject to, the foregoing, we are of the opinion that, as of the date hereof, the consideration to be paid by AmREIT pursuant to the Merger is fair to AmREIT and its Shareholders from a financial point of view.

Very truly yours,



BISHOP-CROWN INVESTMENT RESEARCH, INC.

                            Form of
                    HOULIHAN FAIRNESS OPINION




                             ANNEX 5
                     To AmREIT Joint Consent
                      Solicitation Statement
                               and
                            Prospectus



                   [HOULIHAN LOKEY LETTERHEAD]

THIS DRAFT IS FURNISHED SOLELY TO INDICATE THE EXPECTED FORM OF THE FINAL OPINION AND THE PROCEDURES AND UNDERLYING ASSUMPTIONS EXPECTED TO BE USED. THE TEXT OF THE FINAL OPINION WILL NECESSARILY DEPEND UPON OUR REVIEW PROCEDURES, INCLUDING REVIEW BY COUNSEL, WHICH WILL NOT BE COMPLETED UNTIL SHORTLY BEFORE THE FINAL LETTER IS DELIVERED.

June 19, 1998

Mr. H. Kerr Taylor in his capacity as President
and principal shareholder [and individual general partner]
of [name of partnership]
8 Greenway Plaza
Suite 824
Houston, TX  77046

Dear Mr. Taylor:

We understand the following regarding American Assets Advisers Trust Inc. ("AmREIT"), and [name of partnership](the "Partnership"). AmREIT has recently completed a transaction pursuant to which it acquired its advisor, American Asset Advisers Realty Corp (the "Adviser") (the "Adviser Acquisition"). Prior to the Adviser Acquisition, the Advisor provided property management and other related services to the Partnerships pursuant to an Omnibus Service Agreement (the "Service Agreement"). As a result of the Advisor Acquisition, all services contracts associated with the Service Agreement have been assumed by a wholly owned subsidiary of AmREIT. Additionally, prior to the Advisor Acquisition, the Advisor was owned by Kerr Taylor, who was (and is) a shareholder of AmREIT. As a result of the Advisor Acquisition, Mr. Taylor increased his ownership interest in AmREIT. Mr. Taylor serves a President and is the sole or principal shareholder of the corporate general partner (the "General Partner") [and serves as individual general partner of the Partnership (collectively, the "General Partners")] The Partnership owns interests in [number of properties] retail properties. Following the Adviser Acquisition, Mr. Taylor and his affiliated corporation retained their fiduciary responsibilities associated with such General Partner(s) of the Partnership.


[name of partnership] - fairness opinion



Mr. H. Kerr Taylor, in his capacity as
President and principal shareholder [and individual General Partner] of [name of partnership]
June 19, 1998
Page 2


Finally, we understand that AmREIT has entered into a plan to acquire the Partnership (the "Partnership Acquisition"). The Partnership Acquisition and other related transactions disclosed to Houlihan Lokey are referred to collectively herein as the "Transaction."

AmREIT and the General Partner(s) have requested that Houlihan Lokey have requested our opinion (the "Opinion") as to the matters set forth below. The Opinion does not address AmREIT's, the General Partner['s] or the Partnership's underlying business decision to effect the Transaction. We have not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of AmREIT, or the Partnership. Furthermore, at your request, we have not negotiated the Transaction or advised you with respect to alternatives to it.

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

THIS LIST WILL BE FORTHCOMING....
     1. reviewed AmREIT's annual reports to shareholders and on Form 10-K for the fiscal years ended 19__ and quarterly reports on Form 10-Q for the __________ quarters ended ___________, 19__, and AmREIT prepared interim financial statements for the period ended _______, 19__, which the AmREIT's management has identified as being the most current financial statements available;

     2.   reviewed copies of the following agreements:
          ___________________________________________

          ___________________________________________

          ___________________________________________
          [insert, e.g., Merger Agreements, Indentures, key agreements];

     3.   reviewed the final [proxy statement], dated
          ______________, 19__;

     4. met with certain members of AmREIT's senior management and the General Partner to discuss the operations, financial condition, future prospects and projected


[name of partnership] - fairness opinion


Mr. H. Kerr Taylor, in capacity as
President and principal shareholder [and individual General Partner] of [name of partnership]
June 19, 1998
Page 3


          operations and performance of AmREIT and the Partnership, and met with representatives of AmREIT's and the Partnership's independent accounting firm, and counsel to discuss certain matters;

     5. visited certain facilities and business offices of the General Partner and AmREIT;

     6. reviewed forecasts and projections prepared by the General Partner[s] with respect to the Partnership for the years ended __________, 19__ through 19__ and reviewed forecasts and projections prepared by AmREIT's management with respect to AmREIT for the years ended __________;

     7. reviewed the historical market prices for the AmREIT's publicly traded securities;

     8. reviewed certain other publicly available financial data for certain companies that we deem comparable to the Partnership and AmREIT, and publicly available prices and premiums paid in other transactions that we considered similar to the Transaction;

     9. reviewed drafts of certain documents to be delivered at the closing of the Transaction; and

     10. conducted such other studies, analyses and inquiries as we have deemed appropriate.

We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of AmREIT and the Partnerships and that there has been no material change in the assets, financial condition, business or prospects of AmREIT or the Partnership since the date of the most recent financial statements made available to us.


[name of partnership] - fairness opinion


Mr. H. Kerr Taylor, in his capacity as
President and principal shareholder [and individual General Partner] of [name of partnership]
June 19, 1998
Page 4


We have not independently verified the accuracy and completeness of the information supplied to us with respect to AmREIT or the Partnerships and do not assume any responsibility with respect to it. We have not made any physical inspection or independent appraisal of any of the properties or assets of AmREIT or the Partnerships. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter.

Based upon the foregoing, and in reliance thereon, it is our opinion that the aggregate consideration to be received by the limited partners of [name of partnership] in connection with the Transaction is fair to them from a financial point of view.

HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.



[name of partnership] - fairness opinion




           CONSENT FORMS AND LETTER OF INSTRUCTIONS




                             ANNEX 6
                     To AmREIT Joint Consent
                      Solicitation Statement
                               and
                            Prospectus




                     PARTNERSHIP CONSENT FORM
                      [Name of Partnership]

     Reference is made to the Joint Consent Solicitation
Statement and Prospectus dated July ___, 1998 (the "Prospectus") and to the Partnership Letter of Instructions. This Consent Form incorporates by reference the representations, warranties, covenants and agreements set forth in the Letter of Instructions.

      The undersigned hereby votes all of his or her Partnership interests ("Units") in the above-referenced Partnership as to the following matters regarding the Partnership's proposed Merger with AmREIT, Inc. ("AmREIT") and the Partnership Amendment. Please put an "X" in the appropriate box to vote "YES" in favor of the Merger and the related Amendments to your Partnership Agreement (as described in the Letter of Instructions), "NO" against the Merger and the Partnership's Amendment, or to "ABSTAIN" from voting. If you sign and return this Consent Form without indicating a vote with respect to the Merger, you will be deemed to have voted "YES" in favor of the Merger, and for the adoption of the related Amendment to the Partnership Agreement
(the "Partnership Amendment."   THE GENERAL PARTNER RECOMMENDS
THAT YOU VOTE "YES" ON THE MERGER.



  [  ]    "YES," I approve of my Partnership's participation in the
          Merger and the adoption of the Partnership Amendment. Unless I choose to receive a 6.0% Note by marking the box below, I will receive shares of AmREIT Common Stock ("Shares") in the Merger.

          [  ]   I vote Yes for the Merger, but I choose to receive a
                 6.0% Note instead of Shares: I hereby choose to receive a 6.0% Note rather than Shares, subject to the Note
                 Restriction.

  [  ]    "NO," I do not approve of my Partnership's participation in the Merger or the adoption of the Partnership Amendment. Unless I choose to receive Shares by marking the box below, I will receive a 6.0% Note in the Merger if it is approved by my Partnership and consummated. THE GENERAL PARTNER RECOMMENDS THAT YOU CHOOSE TO RECEIVE SHARES IN THE MERGER.

          [  ]   I vote No on the Merger, but I choose to receive Shares
                 instead of Notes: If the Merger is approved and consummated, I hereby elect to receive Shares.

  [  ]    "ABSTAIN", I abstain from voting on the Merger.  Unless I
          choose to receive a 6.0% Note by marking the box below, I will receive Shares if the Merger is approved by my
          Partnership and consummated.

          [  ]   I Abstain from voting, but I choose to receive a 6.0%
                 Note instead of Shares: If the Merger is approved and consummated, I hereby elect to receive a 6.0% Note.


PLEASE DATE, SIGN AND MAIL THIS CONSENT FORM EXACTLY AS YOUR NAME
APPEARS ON THE MAILING LABEL, UNLESS YOUR NAME IS PRINTED
INCORRECTLY.
                         SEE REVERSE SIDE


(                               )                SIGNATURE

          MAILING LABEL            _________________________________________
  (Includes name of Partnership                  Signature
    and number of Units held)
                                   _________________________________________
(                               )                Print Name


                                   Dated: __________________________________


                                [Back of Page]


Further Agreements

     By signing this Consent Form, you hereby covenant and agree, if the Merger is approved by a majority of the Units of the
Partnership: (a) to be bound by the terms of the Agreement and Plan of Merger, and (b) to execute and deliver (and you hereby irrevocably appoint each General Partner of the Partnership(s) in which you own Units as your attorney-in-fact to execute and deliver on your behalf) such additional documents and instruments as may be reasonably required to consummate the Merger including, without limitation, the Partnership Amendment. The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, and it shall survive your subsequent death, incompetency, dissolution, disability, incapacity, bankruptcy or termination and shall extend to your heirs, successors and assigns. Each person signing this Consent Form also affirms and makes the other representations, warranties, covenants and agreements set forth in the Letter of Instructions.



     IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING
THE CONSENT FORM, PLEASE CALL AMREIT, INC., TOLL-FREE AT 1-800-888-4400.


                              [Back of Page]


                          H. KERR TAYLOR
                        __________________
                   8 Greenway Plaza, Suite 824
                       Houston, Texas 77046



[Date]




     Re:  Letter of Instructions: Consent Form for AmREIT
          Merger with Participating Partnerships

     ___________________________________________________

Dear Limited Partner:

     As more particularly described in the Joint Consent Solicitation Statement and Prospectus dated July ___, 1998 (the "Prospectus"), a copy of which is enclosed with this Letter of Instructions, AmREIT, Inc. ("AmREIT") and H. Kerr Taylor (the "General Partner") are proposing to consolidate the businesses of the following limited partnerships (the "Partnerships") with the business of AmREIT (the "Merger").

     Taylor Income Investors III, Ltd., a Texas Limited Partnership Taylor Income Investors IV, Ltd., a Texas Limited Partnership Taylor Income Investors V, Ltd., a Texas Limited Partnership Taylor Income Investors VI, Ltd., a Texas Limited Partnership AAA Net Realty Fund VII, Ltd., a Texas Limited Partnership
     AAA Net Realty Fund VIII, Ltd., a Texas Limited Partnership
     AAA Net Realty Fund IX, Ltd., a Nebraska Limited Partnership AAA Net Realty Fund X, Ltd., a Nebraska Limited Partnership
     AAA Net Realty Fund XI, Ltd., a Texas Limited Partnership
     AAA Net Realty Fund Goodyear, Ltd., a Texas Limited Partnership

     Persons holding Limited Partner interests ("Units") in a Partnerships which participates in the Merger (a "Participating
Partnership") may elect to receive either:

          (1) Shares of AmREIT's $0.01 par value common stock
              (the "Shares"), or

          (2) AmREIT's 6.0% Notes due December 31, 2004 (the
              "Notes").

     The Shares and Notes will be issued to the Limited Partners based on the Net Asset Values of their Partnership, as described in the Prospectus.

     In the event that a majority of Limited Partners in a Partnership do not approve their Partnership's participation in the Merger, such Limited Partners will continue to hold Units and their Partnership will continue in existence as a limited partnership, all as more particularly described in the Prospectus.


[Date]
Page 2
______________________


Plan of Merger

     Pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), AmREIT would acquire the assets and assume the liabilities of each Participating Partnership pursuant to a statutory merger under applicable state law whereby the Participating Partnership would merge with and into AmREIT. The Limited Partners of the Participating Partnership would receive Shares or Notes for their Units. If the Merger is approved, these transactions would all occur on and as of the Effective Date.

     If the Merger is approved, the Amendment to Partnership
Agreement of each Participating Partnership will be effective.

Voting

     Enclosed with this Letter of Instructions is a Consent Form for your Partnership in which you own Units of record as of ___________, 1998 (the "Record Date"). You are entitled to one vote per Unit. For each of the Partnerships in which you own Units you may vote "YES" in favor of the Merger, "NO" against the Merger or "ABSTAIN" from voting. A vote for the Merger is also a vote to approve the Amendment to the Partnership Agreement (the "Partnership Amendment") authorizing the Merge. THE GENERAL PARTNER RECOMMENDS THAT YOU VOTE "YES" TO THE MERGER.

     If you vote "YES" for the Merger and the Merger is approved, you will receive Shares in the Merger. You may choose to elect to receive Notes rather than Shares, subject to a Note
Restriction of 20%.  THE GENERAL PARTNER RECOMMENDS THAT YOU NOT
CHOOSE TO RECEIVE NOTES IN THE MERGER.

     A "NO" vote would require that the voting Limited Partner receive Notes unless he or she marked the Consent Form to choose to receive Shares in the Merger. THE GENERAL PARTNER RECOMMENDS
THAT YOU CHOOSE TO RECEIVE SHARES IN THE MERGER.

     An "ABSTAIN" vote would require that the abstaining Limited
Partner receive Shares unless the abstaining Limited Partner may receive Notes in the Merger. THE GENERAL PARTNER RECOMMENDS THAT
YOU NOT CHOOSE TO RECEIVE NOTES IN THE MERGER.


[Date]
Page 3
____________________


     A vote in favor of the Merger will constitute your approval of the amendment to the Partnership Agreement (the "Amendment"). The General Partner is requesting your consent to the Amendments, which expressly authorize all actions necessary to complete the Merger. A form of the Amendment is set forth in the Prospectus as Annex 2. A vote "NO" against the Merger will constitute a vote not to merge the Partnership(s) in which you own Units into AmREIT. If you do not return the Consent Form, you will be deemed to have abstained from voting with respect to the Merger and you will receive AmREIT Shares for your Units if the Merger is approved and consummated.

Election to Receive Shares or Notes

     Limited Partners who vote "YES" to the Merger or votes to "ABSTAIN" will receive Shares if their Partnership participates in the Merger unless they choose to receive Notes. Limited Partners who vote "NO" to the Merger will receive Notes unless they choose to receive Shares. Due to the Note Restriction which limits the aggregate principal balance of the Notes, AmREIT may not be in a position to honor the requests of all Limited Partners in a particular Partnership who vote "YES" to the Merger and choose to receive Notes because of the Note Restriction. If the Note Restriction applies, Notes will be issued first to Limited Partners in that Partnership who voted "NO" to the Merger ("Dissenting Partners"), and thereafter, to Limited Partners who voted "YES" or "ABSTAIN" to the Merger and choose to receive Notes. Reference is made to the Prospectus for the complete terms of the Merger and the factors which should be considered by you in deciding whether to vote in favor of the Merger. In addition, capitalized but undefined terms used in this Letter of Instructions are defined in the Prospectus. You should carefully review the Prospectus, including, without limitation, the sections entitled "THE MERGER" and "CONSENT PROCEDURES" for additional information concerning such matters as the vote required to approve the Merger and the conditions to the Merger.

     You may elect to receive Shares in the event you vote "NO" to the Merger and the Merger is consummated. THE GENERAL PARTNER
RECOMMENDS THAT YOU CHOOSE TO RECEIVE SHARES.

Delivery of Consent Form

     The Consent Form must be received by CHG Properties, Inc., the Partnership's Tabulation Agent, on or before the end of the Solicitation Period, which is, unless sooner terminated, __:__ __.m., Central Standard Time, on _____ ___, 1998, or such later time and date as may be agreed to by AmREIT and the General Partner in their sole discretion. Please mail or deliver the completed Consent Form to:


[Date]
Page 4
_____________________


                    CHG Properties, Inc.
                    Attention: AmREIT Merger
                    11545 West Bernardo Court, Suite 100
                    San Diego, California 92127

     A postage-paid, self-addressed envelope is enclosed for your convenience.

Withdrawal Rights

     The Consent Form may be withdrawn at any time prior to the end of the Solicitation Period. To be effective, a written or facsimile transmission notice of withdrawal of the Consent Form must be received by the Information Agent at the above address.
A notice of withdrawal must specify your name and the Partnership to which such withdrawal relates. See "CONSENT PROCEDURES--Withdrawal Rights; Change of Vote" in the Prospectus.

     You may submit a second Consent Form after withdrawal of your first Consent Form, provided the second Consent Form is submitted prior to the end of the Solicitation Period. You may obtain a second Consent Form by calling the General Partner at the telephone number set forth below. If you want to change any information on a completed Consent Form, you must withdraw the Consent Form and submit a second Consent Form in accordance with the instructions contained herein prior to the end of the Solicitation Period.

Representations and Covenants

     By executing the Consent Form you represent and warrant that as of the date hereof and the date of the consummation of the Merger (i) you have received a copy of the Prospectus, (ii) you are the owner of the number of the Units of the Partnership(s) indicated on the Consent Form and, (iii) you have the power and authority to execute and deliver the Consent Form. Subject to approval of the Merger by the requisite vote, you hereby covenant and agree (a) to be bound by the terms of the Merger Agreement, and (b) authorize the General Partner to execute and deliver as your attorney-in-fact under the Partnership Agreement such documents and instruments as may be reasonably required to consummate the Merger including, without limitation, the Amendment to the Partnership Agreement.

Signature

     In order for your vote to be counted, you must sign the enclosed Consent Form and mail it in the enclosed envelope. Please sign the Consent Form exactly as your name is printed on the mailing label attached to the Consent Form, unless the name is printed incorrectly. When signing as a general partner,


[Date]
Page 5
____________________


corporate officer, attorney-in-fact, executor, administrator or guardian, please give your full title and send proper evidence of authority with the Consent Form. For joint owners, each joint owner must sign. By signing the Consent Form, you hereby agree to all of the provisions contained in this letter.

     If you have any questions regarding the completion of the Consent Form or the options available, you should call the General Partner, toll-free at 1-800/888-4400; fax 1-713/658-9720.

Very truly yours,

[Name of Partnership]


By: _____________________________
    H. Kerr Taylor
    General Partner


Enclosures



                       AMREIT CONSENT FORM


     Reference is made to the Joint Consent Solicitation
Statement and Prospectus dated July ___, 1998 (the "Prospectus") and to the AmREIT Letter of Instructions.

      The undersigned hereby votes all of his or her Shares of Common Stock of AmREIT ("Shares") for the merger with any one or more of the Partnerships. Please put an "X" in the appropriate box to vote "YES" in favor of the Merger, "NO" against the Merger, or to "ABSTAIN" from voting. If you sign and return this Consent Form without indicating a vote with respect to the Merger, you will be deemed to have voted "YES" in favor of the Merger.



            MERGER PROPOSAL.  Proposal that AmREIT, Inc.
        acquire one or more of the Partnerships described in the Joint Consent Solicitation Statement and
        Prospectus dated July ___, 1998 (the "Prospectus") pursuant to the terms and conditions described in the Prospectus.


        [  ]   YES          [  ]   NO          [  ]   ABSTAIN



               THE BOARD OF DIRECTORS AND MANAGEMENT
            RECOMMEND THAT YOU VOTE "YES" ON THE MERGER.




     IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING
THE CONSENT FORM, PLEASE CALL AMREIT, INC., TOLL-FREE AT 1-800-888-4400.




PLEASE DATE, SIGN AND MAIL THIS CONSENT FORM EXACTLY AS YOUR NAME
APPEARS ON THE MAILING LABEL, UNLESS YOUR NAME IS PRINTED
INCORRECTLY.


(                                )               SIGNATURE

           MAILING LABEL             _______________________________________
  (Includes name of Partnership                  Signature
    and number of Units held)
                                     _______________________________________
(                                )              Print Name

                                     Dated: ________________________________